UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-09903
Mellon Funds Trust
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	08/31
Date of reporting period:	08/31/05

FORM N-CSR

Item 1. Reports to Stockholders.

The Mellon Funds

Mellon Large Cap Stock Fund
Mellon Income Stock Fund
Mellon Mid Cap Stock Fund
Mellon Small Cap Stock Fund
Mellon International Fund
Mellon Emerging Markets Fund
Mellon Balanced Fund

ANNUAL REPORT August 31, 2005

Contents

The Funds

Letter from the President	2
Discussion of Funds’ Performance
Mellon Large Cap Stock Fund	3
Mellon Income Stock Fund	6
Mellon Mid Cap Stock Fund	9
Mellon Small Cap Stock Fund	12
Mellon International Fund	15
Mellon Emerging Markets Fund	18
Mellon Balanced Fund	21
Understanding Your Fund’s Expenses	24
Comparing Your Fund’s Expenses
With Those of Other Funds	25
Statements of Investments	26
Statements of Assets and Liabilities	52
Statements of Operations	54
Statements of Changes in Net Assets	56
Financial Highlights	61
Notes to Financial Statements	76
Report of Independent Registered
Public Accounting Firm	86
Important Tax Information	87
Information About the Review
and Approval of Each Fund’s
Investment Advisory Agreement	89
Board Members Information	98
Officers of the Trust	100

For More Information

Back cover

The views expressed herein are current to the date of this report. These views and the composition of the funds’ portfolios are subject to change at any time based on market and other conditions.

  Not FDIC-Insured
  Not Bank-Guaranteed
  May Lose Value

The Funds

This annual report for The Mellon Funds covers the period from September 1, 2004, through August 31, 2005. Inside, you’ll find valuable information about how the funds were managed during the reporting period, including discussions with each fund’s portfolio manager.

On average, U.S. stock prices ended the reporting period higher than where they began. However, most of the equity markets’ gains occurred during the closing months of 2004. So far in 2005, positive factors, including steady economic growth and higher corporate profits, were largely offset by headwinds, such as sharply higher energy prices and rising short-term interest rates.Against the same backdrop and, contrary to historical norms, bonds generally rallied as inflation appeared to remain low and demand for U.S. fixed-income securities was robust, particularly from overseas investors. In global markets, international stocks generally rose more than U.S. stocks over the past year, with gains achieved in the industrialized markets of Europe and Asia, as well as many of the emerging markets.

Recent shocks to the U.S. economy — including sharply higher gasoline prices and other consequences of Hurricane Katrina — have added a degree of uncertainty to the outlook for stocks and bonds. However, our economists currently believe that the economy should continue to grow without either entering a recession or triggering a significant acceleration of inflation.As always, we encourage you to discuss the potential implications of these and other matters with your portfolio manager.

Thank you for your continued confidence and support.

DISCUSSION OF
FUND PERFORMANCE

Michael D. Weiner, Portfolio Manager
How did Mellon Large Cap Stock Fund perform
relative to its benchmark?

For the 12-month reporting period ended August 31, 2005, the fund’s Class M shares produced a total return of 13.27% while its Investor shares produced a total return of 13.08% .1 In comparison, the total return of the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), the fund’s benchmark, was 12.55% for the same period.2

We attribute these results to an expanding economy and growing corporate earnings, which offset the negative impact of rising interest rates and higher oil and gas prices.The fund had mildly stronger performance than its benchmark, primarily due to the success of our stock selection strategy in the energy, consumer discretionary and industrial sectors.

On a separate note, Michael D. Weiner became the fund’s portfolio manager on December 31, 2004.

What is the fund’s investment approach?

Effective December 31, 2004, the fund changed the way it describes its investment objective, which is to seek capital appreciation.To pursue its goal, the fund normally invests at least 80% of its assets in stocks of large-cap companies. Stocks are chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management.

When selecting securities, we use a computer model to identify and rank stocks within an industry or sector, based on:

  Value, or how a stock is priced relative to its per- ceived intrinsic worth;
  Growth, in this case the sustainability or growth of earnings; and
  Financial profile, which measures the financial health of the company.

Next, a team of experienced analysts examines the fundamentals of the higher-ranked securities.The portfolio manager then decides which stocks to purchase and whether any current holdings should be sold.

We also attempt to manage the risks by diversifying across companies and industries.The fund is structured so that its sector weightings and risk characteristics are generally similar to those of the S&P 500 Index.

What other factors influenced the fund’s performance?

Although we choose the fund’s investments based on our “bottom-up” stock selection process and not according to broad economic or market trends, it is worth noting that stocks generally overcame concerns related to surging energy prices and rising interest rates, and were driven higher by improving investor sentiment amid higher corporate earnings in a moderately expanding U.S. economy. However, most of the market’s gains were achieved in the final weeks of 2004. Despite periodic rallies and declines, the market gained relatively little ground overall during the first eight months of 2005.

Energy stocks represented a notable exception to the broader market’s trends, as they were driven higher throughout the reporting period by sharply higher oil and gas prices amid robust industrial demand for energy and constrained U.S. refinery capacity. The fund’s energy holdings outperformed the benchmark’s energy component, fueled by especially strong returns from integrated oil and gas companies, such as ConocoPhillips, Exxon Mobil and Occidental Petroleum. Independent oil and gas exploration and production companies, such as Devon Energy and XTO Energy, further contributed to the fund’s relatively strong energy returns.

Consumer discretionary and industrial holdings also produced relatively attractive returns. In the consumer discretionary sector, returns proved to be particularly strong among media holdings, such as The Walt Disney

The Funds 3

DISCUSSION OF FUND PERFORMANCE (continued)

Company; specialty retailers, such as Chico’s FAS; and multiline retailers, such as Nordstrom and Target. Top industrial holdings included construction machinery maker Caterpillar; climate control and industrial machinery company Ingersoll-Rand; and electrical component manufacturer ITT Industries.

Other notably good performers included electric utility Exelon, food and tobacco giant Altria Group, and several health care stocks, such as insurers UnitedHealth Group and Aetna, and biotechnology concern Amgen. On the whole, however, the fund’s health care holdings produced mixed results compared to the benchmark. The strong gains cited above were balanced by relatively weak returns from pharmaceutical giants Pfizer and Merck, medical device maker Boston Scientific and insurer AIG.

In addition, the fund’s results in the technology and financials sectors trailed the benchmark slightly. While most holdings performed reasonably well, the fund did not invest in several of the companies that produced the greatest gains in the benchmark.

What is the fund’s current strategy?

We believe the current economic environment of moderate growth, low inflation and gradual interest-

rate increases remains generally positive for large-cap stocks. At the same time, we are concerned about the impact of soaring energy prices, which could slow future economic growth. Accordingly, we have focused on what we believe are high-quality companies with sound business fundamentals, strong cash flows and good prospects for meeting analysts’ earnings expectations. As part of our risk management discipline, the fund’s sector allocations roughly match those of the benchmark. However, the fund currently maintains slightly greater exposure than the S&P 500 Index to energy stocks, where commodity prices appear likely to remain high, and slightly less exposure to the financials sector, especially companies that tend to be sensitive to rising interest rates.

September 15, 2005
[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. — Reflects the monthly reinvestment of
dividends and, where applicable, capital gain distributions.The Standard &
Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance.

4

FUND PERFORMANCE

Average Annual Total Returns as of 8/31/05
	Inception				From
	Date	1 Year	5 Years	10 Years	Inception

Class M shares		13.27%	(4.87)%	8.83%
Investor shares	7/11/01	13.08%	—	—	0.54%

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Class M shares of Mellon Large Cap Stock Fund on 8/31/95 to a $10,000 investment made in the
Standard & Poor’s 500 Composite Stock Price Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.
Before the fund commenced operations, substantially all of the assets of a predecessor common trust fund (CTF) that, in all material respects, had the same investment objective, policies, guidelines and restrictions as the fund (and those of another CTF) were transferred to the fund. Please note that the performance of the fund’s Class
M shares represents the performance of the predecessor CTF through October 1, 2000, adjusted to reflect the fund’s fees and expenses, by subtracting from the actual performance of the CTF the expenses of the fund’s Class M shares as they were estimated prior to the conversion of the CTF into the fund, and the performance of the fund’s Class M shares thereafter.The predecessor CTF was not registered under the Investment Company Act of 1940, as amended, and therefore was not subject to certain investment restrictions that might have adversely affected performance. In addition, the expenses of the fund’s Class M shares may be higher than those estimated prior to the conversion of the CTF into the fund, which would lower the performance shown in the above line graph.
Effective July 11, 2001, existing fund shares were designated as Class M shares and the fund began offering a second class of shares designated as Investor shares, which are subject to a Shareholder Services Plan. Performance for Investor shares will vary from the performance of Class M shares shown above because of the differences in charges and expenses.
The fund’s performance shown in the line graph takes into account all applicable fees and expenses for Class M shares only.The Index is a widely accepted, unmanaged index of U.S. stock market performance.The Index does not take into account charges, fees and other expenses. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The Funds 5

DISCUSSION OF FUND PERFORMANCE

D. Gary Richardson, Portfolio Manager

How did Mellon Income Stock Fund perform relative to its benchmark?

For the 12-month period ended August 31, 2005, the fund’s Class M shares produced a total return of 16.23%, and its Investor shares produced a total return of 16.00% .1 In comparison, the Russell 1000 Value Index, the fund’s benchmark,provided a total return of 16.86% .2

We attribute these results primarily to the positive effects of sustained economic growth and improving business fundamentals for many companies. Returns were particularly impressive from energy stocks, which were driven higher by surging commodity prices amid rising global demand for a limited supply of oil and gas. The fund achieved particularly strong results in the energy, utilities, consumer staples and materials and processing sectors. However, relatively weak returns in the health care and financials sectors caused the fund’s total return to lag slightly behind its benchmark.

What is the fund’s investment approach?

Effective December 31, 2004, the fund changed the way it describes its investment objective, which is to seek total return (consisting of capital appreciation and income).To pursue its goal, the fund normally invests at least 80% of its assets in stocks.The fund seeks to invest primarily in dividend-paying stocks. Stocks are chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management. Because the fund seeks to invest primarily in dividend-paying stocks, it generally emphasizes stocks with value characteristics, although it may also purchase growth stocks.

When selecting securities, we use a computer model to identify and rank stocks within an industry or sector, based on:

  Value, or how a stock is priced relative to its per- ceived intrinsic worth;
  Growth, in this case the sustainability or growth of earnings; and
  Financial profile, which measures the financial health of the company.

Next, based on fundamental analysis, we generally select the most attractive of the higher-ranked securities.The portfolio manager then decides which stocks to purchase and whether any current holdings should be sold. We also attempt to manage the risks by diversifying broadly across companies and industries, limiting the potential adverse impact of any one stock or industry on the overall portfolio. In an attempt to earn higher yields, the fund may at times invest a higher percentage of assets than its benchmark in certain industry sectors.

What other factors influenced the fund’s performance?

The fund outperformed its benchmark in the energy sector due to the fund’s slightly overweighted exposure to energy companies and to good individual stock selections within the sector. The fund’s performance benefited from longstanding holdings, such as refinery specialist Sunoco and integrated oil and gas company ConocoPhillips, as well as more recent additions to the fund, such as oil services provider Halliburton and diversified producer Marathon Oil.

Our stock selection strategy generated relatively strong returns in several other sectors as well.Among the fund’s

6

holdings in the utilities sector, electricity generating companies such as Exelon, PPL and Constellation Energy Group benefited from high levels of industrial demand and recent legislation that opened the sector to new mergers-and-acquisitions opportunities. In the consumer staples sector, the fund established a position in natural food retailer Whole Foods Market, which experienced significant growth as consumers became more health-conscious, enhancing the fund’s returns. Altria Group and other tobacco holdings also contributed positively to the fund’s performance, as litigation concerns eased and business prospects improved.Timely sales of other consumer staples holdings, such as Sara Lee and ConAgra Foods, further bolstered the fund’s relative performance. In the materials and processing area, specialty chemical company Monsanto contributed to the fund’s performance, as did Eastman Chemical. Finally, in the consumer discretionary sector, a buyout of May Department Stores increased the value of the fund’s position.

On the other hand, the fund’s health care holdings were hurt by a variety of regulatory issues and patent expirations among large pharmaceutical companies. In the financials sector, the fund’s investments in large banks, such as JP Morgan Chase & Co. and Citigroup, suffered due to rising interest rates.The fund’s underweighted exposure to real estate investment trusts

(REITs) and life insurance providers — two areas that produced surprisingly good returns during the reporting period — further detracted from the fund’s performance relative to the benchmark.

What is the fund’s current strategy?

As of the end of the reporting period, we have continued to maintain the fund’s slightly overweighted exposure to the energy sector, where the impact of Hurricane Katrina on refinery operations along the Gulf Coast appears likely to intensify the current imbalance between energy supply and demand.We also have increased the fund’s holdings of utility stocks in light of recent legislation enhancing the sector’s mergers-and-acquisitions potential. Conversely, the fund holds slightly less exposure than the benchmark to the financials and consumer discretionary sectors, which we believe may be vulnerable to rising interest rates.

September 15, 2005
[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Russell 1000 Value
Index is an unmanaged index that measures the performance of those
Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The Funds 7

FUND PERFORMANCE
Average Annual Total Returns as of 8/31/05
	Inception				From
	Date	1 Year	5 Years	10 Years	Inception

Class M shares		16.23%	(0.21)%	9.57%
Investor shares	7/11/01	16.00%	—	—	3.75%

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Class M shares of Mellon Income Stock Fund on 8/31/95 to a $10,000 investment made in the Russell
1000 Value Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.
Before the fund commenced operations, substantially all of the assets of a predecessor common trust fund (CTF) that, in all material respects, had the same investment objective, policies, guidelines and restrictions as the fund (and those of another CTF) were transferred to the fund. Please note that the performance of the fund’s Class M shares represents the performance of the predecessor CTF through October 1, 2000, adjusted to reflect the fund’s fees and expenses, by subtracting from the actual performance of the CTF the expenses of the fund’s Class M shares as they were estimated prior to the conversion of the CTF into the fund, and the performance of the fund’s Class M shares thereafter.The predecessor CTF was not registered under the Investment Company Act of 1940, as amended, and therefore was not subject to certain investment restrictions that might have adversely affected performance. In addition, the expenses of the fund’s Class M shares may be higher than those estimated prior to the conversion of the CTF into the fund, which would lower the performance shown in the above line graph.
Effective July 11, 2001, existing fund shares were designated as Class M shares and the fund began offering a second class of shares designated as Investor shares, which are subject to a Shareholder Services Plan. Performance for Investor shares will vary from the performance of Class M shares shown above because of the differences in charges and expenses.
The fund’s performance shown in the line graph takes into account all applicable fees and expenses for Class M shares only.The Index does not take into account charges, fees and other expenses. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial
Highlights section of the prospectus and elsewhere in this report.

8

DISCUSSION OF FUND PERFORMANCE

James C. Wadsworth, Portfolio Manager

How did the Mellon Mid Cap Stock Fund perform relative to its benchmark?

For the 12-month period ended August 31, 2005, the fund produced total returns of 28.41% for its Class M shares, 28.05% for its Investor shares and 27.11% for its Dreyfus Premier shares.1 In comparison, the Standard & Poor’s MidCap 400 Index (“S&P 400 Index”), the fund’s benchmark, produced a total return of 24.82% for the same period.2

Midcap stock prices moved higher during the reporting period as steady economic growth and rising corporate profits outweighed negative influences, such as soaring energy prices and rising interest rates. The fund produced higher returns than its benchmark, primarily due to the success of our stock selection strategy across a variety of market sectors.

What is the fund’s investment approach?

Effective December 31, 2004, the fund changed the way it describes its investment objective, which is to seek capital appreciation. To pursue its goal, the fund normally invests at least 80% of its assets in stocks of midcap domestic companies, whose market capitalizations generally range between $1 billion and $10 billion at the time of purchase. Stocks are chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management.

When selecting securities, we use a computer model to identify and rank stocks within each industry or sector, based on:

  Value, or how a stock is priced relative to its per- ceived intrinsic worth;
  Growth, in this case the sustainability or growth of earnings; and
  Financial profile, which measures the financial health of the company.

Next, based on fundamental analysis, we generally select the most attractive of the higher-ranked securities, drawing on a variety of sources, including internal analysts and external Wall Street research. Finally, we use portfolio construction techniques to manage sector and industry risks. Our goal is to keep those risks at levels that are similar to those of the S&P 400 Index. For example, if the S&P 400 Index has a 10% weighting in a particular sector, about 10% of the fund’s assets will also normally be invested in that sector.

What other factors influenced the fund’s performance?

Stocks generally were hindered when the reporting period began by investors’ concerns regarding the sustainability of economic growth and the uncertainty of a contentious political environment.These issues largely were resolved by early November, when new signs of economic strength appeared and the presidential election ended. Stocks rallied sharply in the closing weeks of 2004, accounting for a substantial portion of the market’s gains for the reporting period.Although 2005 so far has proved to be a less favorable environment for many stocks, midcap stocks generally fared better than their large- and small-cap counterparts. Many midcap companies posted better financial results than analysts forecasted, helping them overcome adverse influences such as surging energy prices and higher interest rates.

The fund achieved above-average results in eight of the 10 market sectors that comprise its benchmark, with particularly strong results in the energy sector and materials sector. Many energy stocks benefited from higher oil and gas prices, including natural gas producer Southwestern Energy and refiner Premcor, which was the subject of an acquisition offer from Valero Energy. In the materials sector, the fund enjoyed especially

The Funds 9

DISCUSSION OF FUND PERFORMANCE (continued)

strong returns from coal miner Peabody Energy. In a related development, mining equipment manufacturer Joy Global benefited from rising customer demand.

Other holdings that benefited the fund’s performance for the reporting period included apparel retailers Chico’s FAS and Nordstrom, whose affluent customers continued to spend despite higher gasoline prices. In the financial sector, asset manager Legg Mason, commodities exchange Chicago Mercantile Exchange and online broker Ameritrade Holding posted attractive gains due to favorable trends in their niche markets. Finally, homebuilder Toll Brothers continued to benefit from higher prices for single family homes in affluent residential communities.

Although some of the fund’s technology holdings proved to be disappointing, a modest underweighting to the technology sector helped cushion the effect. Nonetheless, technology outsourcing provider Sirva was hurt by accounting restatements, and the purchase of outsourcer Cognizant Technology Solutions undermined the fund’s relative performance. In the industrials sector, Dycom Industries underperformed when reported and prospective earnings per share were revised downward.

What is the fund’s current strategy?

We have continued to emphasize energy stocks positioned to benefit from higher prices for natural gas. In the industrials sector, we have focused on engineering and construction companies that we believe should benefit from the repair of facilities along the Gulf Coast in the wake of Hurricanes Katrina and Rita. In the materials sector, we added a position in a producer of highway construction materials. In addition, we have reduced the number of holdings in the fund to 151 as of the end of the reporting period. In our view, the fund is well-positioned to participate in the potential of midcap companies that retain the opportunity for further growth.

September 15, 2005
[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s MidCap 400
Index is a widely accepted, unmanaged total return index measuring the performance of the midsize company segment of the U.S. stock market.

10

FUND PERFORMANCE
Average Annual Total Returns as of 8/31/05
	Inception				From
	Date	1 Year	5 Years	10 Years	Inception

Class M shares		28.41%	4.59%	9.01%
Investor shares	7/11/01	28.05%	—	—	8.27%
Dreyfus Premier shares
with applicable redemption ††	9/6/02	23.11%	—	—	15.50%
without redemption	9/6/02	27.11%	—	—	16.25%

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Class M shares of Mellon Mid Cap Stock Fund on 8/31/95 to a $10,000 investment made in the
Standard & Poor’s MidCap 400 Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.
Before the fund commenced operations, substantially all of the assets of a predecessor common trust fund (CTF) that, in all material respects, had the same investment objective, policies, guidelines and restrictions as the fund were transferred to the fund. Please note that the performance of the fund’s Class M shares represents the performance of the predecessor CTF through October 1, 2000, adjusted to reflect the fund’s fees and expenses, by subtracting from the actual performance of the CTF the expenses of the fund’s Class M shares as they were estimated prior to the conversion of the CTF into the fund, and the performance of the fund’s Class M shares
thereafter.The predecessor CTF was not registered under the Investment Company Act of 1940, as amended, and therefore was not subject to certain investment restrictions that might have adversely affected performance. In addition, the expenses of the fund’s Class M shares may be higher than those estimated prior to the conversion of the CTF into the fund, which would lower the performance shown in the above line graph.
Effective July 11, 2001, existing fund shares were designated as Class M shares and the fund began offering a second class of shares designated as Investor shares, which are subject to a Shareholder Services Plan. Performance for Investor shares will vary from the performance of Class M shares shown above because of the differences in charges and expenses.
The fund’s performance shown in the line graph takes into account all applicable fees and expenses for Class M shares only.The Index is a widely accepted, unmanaged total return index measuring the performance of the midsize company segment of the U.S. stock market.The Index does not take into account charges, fees and other expenses. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.
†† The maximum contingent deferred sales charge for Dreyfus Premier shares is 4%. After six years Dreyfus Premier shares convert to Investor shares.

The Funds 11

DISCUSSION OF FUND PERFORMANCE

Dwight Cowden, Portfolio Manager

How did Mellon Small Cap Stock Fund perform relative to its benchmark?

For the 12-month period ended August 31, 2005, the fund’s Class M shares produced a total return of 17.86%, and its Investor shares produced a total return of 17.55% .1 In comparison, the fund’s benchmark, the Standard & Poor’s SmallCap 600 Index (“S&P 600 Index”), produced a total return of 26.49% for the same period.2

Faster-than-anticipated economic growth offset concerns regarding rising interest rates and higher energy prices, allowing for a robust market environment for small-cap stocks during the reporting period.All of the economic sectors in the S&P 600 Index produced positive returns, led by the energy and utilities areas, where surging oil and gas prices led to sharply higher earnings. While the fund participated to a significant degree in the market’s good performance, its results underper-formed its benchmark, mainly because micro-cap stocks within the S&P 600 Index fared better than stocks toward the upper end of the small-cap range, where the fund primarily focused.

What is the fund’s investment approach?

Effective December 31, 2004, the fund changed the way it describes its investment objective, which is to seek capital appreciation. To pursue its goal, the fund normally invests at least 80% of its assets in stocks of small capitalization companies whose market capitalizations generally range between $100 million and $3 billion at the time of purchase. The fund invests in growth and value stocks, which are chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management.

When selecting securities, we use a computer model to identify and rank stocks within an industry or sector, based on:

  Value, or how a stock is priced relative to its perceived intrinsic worth;
  Growth, which measures the sustainability and rate of growth of earnings; and
  Financial profile, which measures the financial health of the company.

Next, we examine the fundamentals of the higher-ranked securities. Using these insights, we select what we believe are the most attractive securities identified by the model. Finally, we use portfolio construction techniques to manage sector and industry risks. We attempt to keep those risks at levels that are similar to those of the S&P 600 Index. For example, if the S&P 600 Index has a 10% weighting in a particular sector, about 10% of the fund’s assets will also normally be invested in that sector.

What other factors influenced the fund’s performance?

Although we choose stocks through our bottom-up security selection process, and not in response to broader economic or market trends, it is worth noting that small-cap stocks produced substantially higher returns than large-cap stocks during the reporting period. A growing economy and sound business conditions apparently made investors more comfortable with the risks of smaller companies. In addition, small-cap stocks generally were not affected by the regulatory concerns that hurt several large health care and financial services companies.

Energy and utilities stocks provided the fund with especially strong contributions to its relative performance over the reporting period, as sharply higher oil and gas prices benefited both groups. Holdings in the energy sector that helped the fund’s performance included petroleum refiner Frontier Oil, as well as exploration and production companies, such as Energy Partners. In the utilities sector, our stock selection strategy identified Energen Corporation, UGI Corporation and CMS Energy which also benefited the fund’s performance.

On the other hand, disappointing stock selection and sector allocation decisions undermined results from the

12

fund’s technology and health care holdings. In the technology area, oversupply issues and low factory utilization rates continued to adversely affect the semiconductor and semiconductor equipment industries. As a result, holdings such as MIPS Technologies, Axcelis Technologies, and ChipMOS Technologies posted negative earnings reports. In the health care sector, medical products manufacturer Merit Medical Systems announced disappointing earnings due to competitive pressures that eroded demand for its products. Pediatric services provider Pediatrix Medical Group fell on concerns that future margins could decline due to a change in revenue sources.

What is the fund’s current strategy?

We have continued to manage the fund utilizing our proprietary quantitative model and fundamental analysis, an approach that tends to give the fund a bias toward higher-quality companies. In our view, quality companies tend to outperform over the long term.

We also have continued to maintain a generally sector-neutral position in most market sectors. However,

because we believe energy prices and rising interest rates are likely to have negative implications for consumer spending and economic growth, we recently reduced the fund’s exposure to the consumer discretionary sector.We also remain cautious with regard to the financials sector, where higher interest rates may put pressure on profit margins. Conversely, we have modestly increased the fund’s exposure to the health care and technology sectors, where we believe market forces may benefit companies that have defendable product niches and attractive valuations.

September 15, 2005

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

Part of the fund’s recent performance is attributable to positive returns from its initial public offering (IPO) investments. There can be no guarantee that IPOs will have or continue to have a positive effect on the fund’s performance.

2 SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s SmallCap 600 Index is a broad-based index and a widely accepted, unmanaged index of overall small-cap stock market performance.

The Funds 13

FUND PERFORMANCE
Average Annual Total Returns as of 8/31/05
	Inception			From
	Date	1 Year	5 Years	Inception

Class M shares	1/1/98	17.86%	6.09%	8.04%
Investor shares	7/11/01	17.55%	—	9.46%

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Part of the fund’s recent performance is attributable to positive returns from its initial public offering (IPO) investments.There can be no guarantee that IPOs will have or continue to have a positive effect on the fund’s performance.
The above graph compares a $10,000 investment made in Class M shares of Mellon Small Cap Stock Fund on 1/1/98 (inception date) to a $10,000 investment made in the Standard & Poor’s SmallCap 600 Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.
Before the fund commenced operations, substantially all of the assets of a predecessor common trust fund (CTF) that, in all material respects, had the same investment objective, policies, guidelines and restrictions as the fund were transferred to the fund. Please note that the performance of the fund’s Class M shares represents the performance of the predecessor CTF through October 1, 2000, adjusted to reflect the fund’s fees and expenses, by subtracting from the actual performance of the CTF the expenses of the fund’s Class M shares as they were estimated prior to the conversion of the CTF into the fund, and the performance of the fund’s Class M shares
thereafter.The predecessor CTF was not registered under the Investment Company Act of 1940, as amended, and therefore was not subject to certain investment restrictions that might have adversely affected performance. In addition, the expenses of the fund’s Class M shares may be higher than those estimated prior to the conversion of the CTF into the fund, which would lower the performance shown in the above line graph.
Effective July 11, 2001, existing fund shares were designated as Class M shares and the fund began offering a second class of shares designated as Investor shares, which are subject to a Shareholder Services Plan. Performance for Investor shares will vary from the performance of Class M shares shown above because of the differences in charges and expenses.
The fund’s performance shown in the line graph takes into account all applicable fees and expenses for Class M shares only.The Index is a widely accepted, unmanaged index of overall small-cap stock market performance which does not take into account charges, fees and other expenses. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

14

DISCUSSION OF
FUND PERFORMANCE

D. Kirk Henry and Remi J. Browne,
Portfolio Managers
How did Mellon International Fund perform
relative to its benchmark?

For the 12-month period ended August 31, 2005, the fund’s Class M shares produced a total return of 19.51%, and its Investor shares produced a total return of 19.24% .1 The fund’s benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East Index (“MSCI EAFE Index”), produced a total return of 23.58% for the same period.2

We attribute the market’s returns to steady global economic growth and improved corporate earnings, which helped bolster investor sentiment in many regions of the world. The fund’s returns trailed the benchmark, chiefly due to its exposure in the materials sector, higher weight in Japan, and our stock selection in the technology sector.

On a separate note, effective June 30, 2005, Remi J. Browne, CFA, became a co-primary portfolio manager of the fund and is responsible for the portion of the fund’s portfolio that is managed in accordance with the core investment style.

What is the fund’s investment approach?

The fund seeks long-term capital growth. To pursue this goal, the fund normally invests at least 65% of its total assets in equity securities of foreign issuers.

Since June 30, 2005, the fund generally invests most of its cash inflows (purchases of fund shares and reinvested distributions) in accordance with a core investment style under the direction of the fund’s co-primary portfolio manager, Remi J. Browne.The fund’s portfolio as of June 30, 2005, will continue to be managed in accordance with the value-oriented investment style under the direction of the fund’s other co-primary portfolio manager D. Kirk Henry. The allocation of cash inflows and outflows will be at the discretion of the investment adviser depending on the circumstances; however, under normal circumstances, generally between 90% to 100% of cash inflows will be allocated to the core investment style. We believe that by implementing a core investment style with respect to such assets, the fund may take advantage of investment opportunities in international markets that may not fall within the value-oriented investment style previously employed for the fund’s entire portfolio.

Pursuant to the core investment style, under normal circumstances, at least 80% of the fund’s cash inflows allocated to this style is invested in equity securities of companies located in the foreign countries represented in the MSCI EAFE Index and Canada.

The fund will continue to invest in stocks that appear to be undervalued (as measured by their price/earnings ratios), but stocks purchased pursuant to the core investment style may have value and/or growth characteristics. The core investment style portfolio manager employs a bottom-up investment approach which emphasizes individual stock selection. The core investment style stock selection process is designed to produce a diversified portfolio that,relative to the MSCI EAFE Index,has a below-average price/earnings ratio and an above-average earnings growth trend.

The fund’s investment approach for the portion of the fund using the value-oriented investment style is research-driven and risk-averse.When selecting stocks, we identify potential investments through extensive quantitative and fundamental research. Emphasizing individual stock selection over economic or industry trends, the fund focuses on three key factors: value, business health and business momentum.

What other factors influenced the fund’s performance?

Steady global economic growth, rising commodity prices and higher corporate earnings helped international stock markets post generally strong returns over

The Funds 15

DISCUSSION OF FUND PERFORMANCE (continued)

the reporting period’s first half. Europe’s economic recovery gained some momentum, the result of corporate restructuring efforts, which helped boost returns in Germany, France and Italy.The United Kingdom posted more modest gains due to lackluster consumer spending and market volatility following the London terrorist attacks. During the second half of the reporting period, international stock market returns moderated as investors became concerned that corporate earnings and global economic growth might already have peaked.

Not surprisingly, energy stocks provided the greatest contributions to the fund’s returns, as they continued to benefit from surging oil and gas prices.The fund’s performance was helped by returns from integrated oil producers such as France’s Total, Italy’s ENI and Spanish refiner Repsol YPF. Conversely, Ciba Specialty Chemicals declined due to profit pressure from rising fuel costs.

Widespread corporate restructuring in Germany helped boost profits for several holdings in the fund’s portfolio, including automobile manufacturer Volkswagen and insurance firm Allianz. In France, information technology firm Thomson, which specializes in the film industry, benefited from the release of new editing software.

In the United Kingdom, solid commodity prices benefited the fund’s longstanding metals and mining holding, Rio Tinto, while defense contractor BAE Systems and drug producer GlaxoSmithKline fared well due to a shift in market leadership toward companies with records of consistent earnings growth in a variety of economic conditions.

On the other hand, the fund’s performance was hindered by its overweighted position in Japan, which lagged most other markets during the reporting period. Our stock selection strategy in Japan, which focused on information technology and domestic stocks, also undermined the fund’s relative performance. To a lesser degree, the fund’s limited exposure to metals stocks in Australia, which we regarded as fully valued, also detracted from the fund’s relative performance.

What is the fund’s current strategy?

As of the end of the reporting period, we have trimmed positions that have reached our price targets, locking in their gains. In our view, many international stocks have become more fully valued in today’s market environment. In markets such as these, patience and discipline are central to our strategy of seeking high-quality companies that may have been overlooked by the market. However, our longer-term outlook for the international stock markets remains positive, and we expect our quantitative and fundamental analyses to help us identify new opportunities as they arise.

September 15, 2005
1	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions.The Morgan Stanley Capital
International Europe,Australasia, Far East (MSCI EAFE) Index is an
unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries.

16

FUND PERFORMANCE

Average Annual Total Returns as of 8/31/05
	Inception			From
	Date	1 Year	5 Years	Inception

Class M shares	7/15/98	19.51%	6.58%	6.07%
Investor shares	7/11/01	19.24%	—	10.21%

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Class M shares of Mellon International Fund on 7/15/98 (inception date) to a $10,000 investment made in the Morgan Stanley Capital International Europe,Australasia, Far East Index (the “Index”) on that date. For comparative purposes, the value of the Index on 6/30/98 is used as the beginning value on 7/15/98. All dividends and capital gain distributions are reinvested.
Before the fund commenced operations, substantially all of the assets of a predecessor common trust fund (CTF) that, in all material respects, had the same investment objective, policies, guidelines and restrictions as the fund (and those of another CTF) were transferred to the fund. Please note that the performance of the fund’s Class
M shares represents the performance of the predecessor CTF through October 1, 2000, adjusted to reflect the fund’s fees and expenses, by subtracting from the actual performance of the CTF the expenses of the fund’s Class M shares as they were estimated prior to the conversion of the CTF into the fund, and the performance of the fund’s Class M shares thereafter.The predecessor CTF was not registered under the Investment Company Act of 1940, as amended, and therefore was not subject to certain investment restrictions that might have adversely affected performance. In addition, the expenses of the fund’s Class M shares may be higher than those estimated prior to the conversion of the CTF into the fund, which would lower the performance shown in the above line graph.
Effective July 11, 2001, existing fund shares were designated as Class M shares and the fund began offering a second class of shares designated as Investor shares, which are subject to a Shareholder Services Plan. Performance for Investor shares will vary from the performance of Class M shares shown above because of the differences in charges and expenses.
The fund’s performance shown in the line graph takes into account all applicable fees and expenses for Class M shares only.The Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada.The Index consists of 21 MSCI developed market country indices.The Index does not take into account charges, fees and other expenses. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The Funds 17

DISCUSSION OF
FUND PERFORMANCE

D. Kirk Henry and Remi J. Browne,
Portfolio Managers
How did Mellon Emerging Markets Fund perform
relative to its benchmark?

For the 12-month period ended August 31, 2005, the fund’s Class M shares produced a total return of 36.62%, and the fund’s Investor shares produced a total return of 36.26% .1 In comparison, the Morgan Stanley Capital International Emerging Markets Index (“MSCI EM Index”), the fund’s benchmark, provided a total return of 42.40% for the same period.2

Companies in the emerging markets benefited during the reporting period from ongoing global economic growth and higher prices for many exports, especially natural resources.The fund’s returns trailed the benchmark, mostly due to its limited exposure to Mexican stocks trading at what we believed were relatively high valuations. In addition, the fund’s stock selection in information technology and telecommunications services also detracted from its relative performance.

On a separate note, effective June 30, 2005, Remi J. Browne, CFA, became a co-primary portfolio manager of the fund and is responsible for the portion of the fund’s portfolio that is managed in accordance with the core investment style.

What is the fund’s investment approach?

The fund seeks long-term capital growth.To pursue its goal, the fund invests at least 80% of its assets in equity securities of companies organized, or with a majority of assets or operations, in countries considered to be emerging markets.

Since June 30, 2005, the fund generally invests most of its cash inflows (purchases of fund shares and reinvested distributions) in accordance with a core investment style under the direction of the fund’s co-primary portfolio manager, Remi J. Browne.The fund’s portfolio as of June 30, 2005, will continue to be managed in accordance with the value-oriented investment style under the direction of the fund’s other co-primary portfolio manager, D. Kirk Henry. The allocation of cash inflows and outflows will be at the discretion of the investment adviser depending on the circumstances; however, under normal circumstances, generally between 90% to 100% of cash inflows will be allocated to the core investment style.We believe that by implementing a core investment style with respect to such assets,the fund may take advantage of investment opportunities in emerging markets that may not fall within the value-oriented investment style previously employed for the fund’s entire portfolio.

Pursuant to the core investment style, under normal circumstances, at least 80% of the fund’s cash inflows allocated to this style are invested in equity securities of companies located in the foreign countries represented in the MSCI EM Index.

The fund will continue to invest in stocks that appear to be undervalued (as measured by their price/earnings ratios), but stocks purchased pursuant to the core investment style may have value and/or growth characteristics. The core investment style portfolio manager employs a bottom-up investment approach which emphasizes individual stock selection.The core investment style stock selection process is designed to produce a diversified portfolio that, relative to the MSCI EM Index, has a below-average price/earnings ratio and an above-average earnings growth trend.

When choosing stocks for the portion of the fund using value-oriented investment style, we use a research-driven and risk-adverse approach.We identify potential investments through extensive quantitative and fundamental research. Emphasizing individual stock selection rather than economic and industry trends, we focus on three key factors: value, business health and business momentum.

What other factors influenced the fund’s performance?

We attribute the emerging markets’ strong performance during the reporting period primarily to the

18

effects of a strengthening global economy. The emerging markets — which are rich in oil, iron and other natural resources — benefited from rising global demand for industrial and construction materials. In addition, many companies in the emerging markets benefited from stronger domestic economies. Finally, with interest rates at low levels in the United States, Japan and most of Europe, international investors were attracted by the higher potential returns offered by the emerging markets.

The fund achieved good results from its holdings in Russia, where oil exporter LUKOIL posted especially strong gains.While the company performed well due to rising oil and gas prices, it also cut costs, boosting earnings further. A number of holdings in South Africa contributed positively to the fund’s performance. A strong local currency and low inflation enabled the country’s central bank to reduce interest rates. At the same time, the South African government implemented programs to boost employment and consumer spending. These factors helped fuel gains in bank holding company Nedbank Group (formerly Nedcor),furniture producer Steinhoff International Holdings, energy producer Sasol, metals and mining firm Impala Platinum and diversified industrial conglomerate Bidvest Group.

The fund also achieved attractive returns from its holdings in South Korea, one of the fund’s largest areas of investment and a market that has been out of favor with investors for some time now. Korea Electric Power benefited from solid electricity demand and a strong local currency, which helped offset the effects of higher prices for raw materials.

On the other hand, the fund’s relative performance was hindered by its lack of exposure to two Mexican firms that are part of the MSCI EM Index but which we believed were too richly valued to meet our investment criteria. Certain textile exporters in Brazil also undermined the fund’s returns, as did South African paper companies, where earnings growth has been slow. Finally, returns from the fund’s holdings in semiconductor and contract manufacturers in Taiwan proved to be disappointing.

What is the fund’s current strategy?

As of the end of the reporting period, we have trimmed positions that have reached our price targets, locking in their gains. In our view, many stocks in today’s emerging markets have become more fully valued. In investment environments such as these, patience and discipline are central to our strategy of seeking high-quality companies that may have been overlooked by the market. However, our longer-term outlook for stocks in the emerging markets remains positive, and we expect our quantitative and fundamental analyses to help us identify new opportunities as they arise.

September 15, 2005
[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of gross dividends and, where applicable, capital gain distributions.The Morgan Stanley
Capital International Emerging Markets (MSCI EM) Index is a market capitalization-weighted index composed of companies representative of the market structure of 26 emerging market countries in Europe, Latin America and the Pacific Basin.

The Funds 19

FUND PERFORMANCE
Average Annual Total Returns as of 8/31/05
	Inception		From
	Date	1 Year	Inception

Class M shares	10/2/00	36.62%	17.13%
Investor shares	7/11/01	36.26%	21.19%

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Class M shares of Mellon Emerging Markets Fund on 10/2/00 (inception date) to a $10,000 investment made in the Morgan Stanley Capital International Emerging Markets Index (the “Index”) on that date. For comparative purposes, the value of the Index on 9/30/00 is used as the beginning value on 10/2/00. All dividends and capital gain distributions are reinvested.
Effective July 11, 2001, existing fund shares were designated as Class M shares and the fund began offering a second class of shares designated as Investor shares, which are subject to a Shareholder Services Plan. Performance for Investor shares will vary from the performance of Class M shares shown above because of the differences in charges and expenses.
The fund’s performance shown in the line graph takes into account all applicable fees and expenses for Class M shares only.The Index is a market capitalization-
weighted index composed of companies representative of the market structure of 26 emerging market countries in Europe, Latin America and the Pacific Basin.The
Index excludes closed markets and those shares in otherwise free markets, which are not purchasable by foreigners.The Index includes gross dividends reinvested and does not take into account charges, fees and other expenses.These factors can contribute to the Index potentially outperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

20

DISCUSSION OF
FUND PERFORMANCE

Michael D. Weiner and Lawrence R. Dunn,
Portfolio Managers
How did Mellon Balanced Fund perform relative
to its benchmark?

For the 12-month period ended August 31, 2005, the fund’s Class M shares produced a total return of 12.78% while its Investor shares produced a total return of 12.56% .1 In comparison, the fund’s benchmark, a blended index composed of 60% Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”) and 40% Lehman Brothers U.S. Aggregate Index, produced a 9.19% total return for the same period.2 Separately, the S&P 500 Index and the Lehman Brothers U.S. Aggregate Index produced total returns of 12.55% and 4.15%, respectively, for the same period.

We attribute these results to the effects of a growing economy and rising corporate earnings on the stock market, and to support provided by low inflation and robust overseas demand in the bond market.The fund produced higher returns than its benchmark, primarily due to the success of our stock selection strategy in the energy, consumer discretionary and industrial sectors.

On a separate note, Michael D. Weiner became the fund’s co-portfolio manager on December 31, 2004, with respect to its equity investments.

What is the fund’s investment approach?

The fund seeks long-term growth of principal in conjunction with current income.To pursue its goal, the fund may invest in equity securities, income-producing bonds, Mellon Small Cap Stock Fund, Mellon Mid Cap Stock Fund, Mellon International Fund and Mellon Emerging Markets Fund.The fund has established target allocations for its assets of 60% in the aggregate to equity securities and 40% to bonds and money market instruments. The fund may deviate from these targets within ranges of 15% above or below the target amount. The fund’s investments in each of Mellon Small Cap Stock Fund, Mellon Mid Cap Stock Fund, Mellon International Fund and

Mellon Emerging Markets Fund are subject to a separate limit of 20% of the fund’s total assets, as is the fund’s investment in money market instruments.

With respect to the equity portion of the fund’s portfolio, individual stocks are chosen through a computer model, fundamental analysis and risk management. Our computer model identifies and ranks stocks within each industry or sector, based on a variety of criteria.A team of experienced analysts then examines the fundamentals of the higher-ranked candidates. Finally, the portfolio managers decide which stocks to purchase or sell.The equity portion of the fund’s portfolio is structured so that its allocations of assets to economic sectors are similar to those of the S&P 500 Index.

With respect to the fixed-income portion of the fund’s portfolio, the fund’s investments in debt securities must be of investment-grade quality at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund’s average effective portfolio duration of bonds will not exceed eight years. We choose debt securities based on their yields, credit quality, the level of interest rates and inflation, general economic and financial trends and our outlook for the securities markets.

What other factors influenced the fund’s performance?

Stocks and longer-term bonds fared relatively well during the reporting period. Stocks prices were driven higher by improving investor sentiment in a moderately expanding economy. Contrary to historical norms, bonds maintained most of their value despite the potentially eroding effects of rising short-term interest rates.

Energy stocks represented a significant driver of the fund’s relative performance, with strong returns from integrated oil and gas companies and independent exploration and production companies. In the consumer discretionary sector, returns proved particularly strong among media holdings, such as The Walt Disney Company; specialty retailers, such as Chico’s FAS; and

The Funds 21

DISCUSSION OF FUND PERFORMANCE (continued)

multiline retailers, such as Nordstrom and Target. The fund’s holdings in construction machinery maker Caterpillar, climate control and industrial machinery company Ingersoll-Rand and electrical component manufacturer ITT Industries also helped the fund’s performance.

On the other hand, health care stocks produced mixed results as gains among certain insurers and biotechnology firms were offset by relatively weak returns from pharmaceutical giants Pfizer and Merck, medical device maker Boston Scientific and insurer AIG.The fund’s results in the technology and financials sectors also trailed the benchmark slightly, as the fund did not invest in several of the companies that produced the greatest gains in the benchmark.

In the fund’s bond portfolio, a relatively defensive duration posture constrained results when longer-term bond yields remained surprisingly stable while shorter-term yields climbed. The fund’s mix of fixed-income securities roughly matched that of the benchmark.Within the fund’s corporate bond portfolio, however, our sector allocation strategy helped boost relative performance. We focused primarily on bonds from the media, finance, basic materials and telecommunications industries, and we maintained relatively light exposure to the troubled automotive sector.

What is the fund’s current strategy?

Among stocks, we have focused on what we believe are high-quality companies with sound business fundamentals, strong cash flows and good earnings prospects.The fund currently maintains slightly greater exposure than the benchmark to energy stocks, where commodity prices appear likely to remain high, and slightly less exposure to financial companies that tend to be sensitive to rising interest rates. With further interest-rate hikes expected, we have continued to maintain a relatively cautious fixed-income investment posture, including a short average duration and a sector-neutral asset mix.

September 15, 2005
[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite
Stock Price Index is a widely accepted, unmanaged index of U.S. stock market
performance.The Lehman Brothers U.S. Aggregate Index is a widely accepted, unmanaged total return index of corporate, U.S. government and U.S.
government agency debt instruments, mortgage-backed securities and asset-
backed securities with an average maturity of 1-10 years.

22

FUND PERFORMANCE
Average Annual Total Returns as of 8/31/05
	Inception		From
	Date	1 Year	Inception

Class M shares	10/2/00	12.78%	3.25%
Investor shares	7/11/01	12.55%	5.08%

† Source: Lipper Inc.

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The above graph compares a $10,000 investment made in Class M shares of Mellon Balanced Fund on 10/2/00 (inception date) to a $10,000 investment made in three different indices: (1) the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”), (2) the Lehman Brothers U.S.Aggregate Index (the “Lehman Index”) and (3) the Customized Blended Index on that date.The Customized Blended Index is calculated on a year-to-year basis. For comparative purposes, the value of each index on 9/30/00 is used as the beginning value on 10/2/00.All dividends and capital gain distributions are reinvested.

Effective July 11, 2001, existing fund shares were designated as Class M shares and the fund began offering a second class of shares designated as Investor shares, which are subject to a Shareholder Services Plan. Performance for Investor shares will vary from the performance of Class M shares shown above because of the differences in charges and expenses.

The fund’s performance shown in the line graph takes into account all applicable fees and expenses for Class M shares only.The S&P 500 Index is a widely accepted, unmanaged index of U.S. stock market performance.The Lehman Index is a widely accepted, unmanaged index of corporate, government and government agency debt instruments, mortgage-backed securities and asset-backed securities with an average maturity of 1-10 years.The indices do not take into account charges, fees and other expenses.The Customized Blended Index is composed of the S&P 500 Index, 60%, and the Lehman Index, 40%. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The Funds 23

UNDERSTANDING YOUR FUND’ S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemptions fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in each class of each Mellon equity fund from March 1, 2005 to August 31, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2005
			Dreyfus
	Class M Shares	Investor Shares	Premier Shares

Mellon Large Cap Stock Fund
Expenses paid per $1,000 †	$ 4.09	$ 5.37	—
Ending value (after expenses)	$1,028.30	$1,028.00	—
Mellon Income Stock Fund
Expenses paid per $1,000 †	$ 4.19	$ 5.46	—
Ending value (after expenses)	$1,026.40	$1,025.00	—
Mellon Mid Cap Stock Fund
Expenses paid per $1,000 †	$ 4.74	$ 6.11	$ 10.04
Ending value (after expenses)	$1,091.40	$1,089.50	$1,084.90
Mellon Small Cap Stock Fund
Expenses paid per $1,000 †	$ 5.11	$ 6.37	—
Ending value (after expenses)	$1,007.60	$1,005.90	—
Mellon International Fund
Expenses paid per $1,000 †	$ 5.51	$ 6.77	—
Ending value (after expenses)	$1,004.30	$1,003.00	—
Mellon Emerging Markets Fund
Expenses paid per $1,000 †	$ 7.73	$ 8.96	—
Ending value (after expenses)	$1,044.20	$1,043.00	—
Mellon Balanced Fund
Expenses paid per $1,000 †	$ 3.02	$ 4.34	—
Ending value (after expenses)	$1,028.90	$1,027.60	—

† Expenses are equal to the Mellon Large Cap Stock Fund’s annualized expense ratio of .80% for Class M and 1.05% for Investor Shares, Mellon Income Stock Fund ..82% for Class M and 1.07% for Investor Shares, Mellon Mid Cap Stock Fund .90% for Class M, 1.16% for Investor Shares and 1.91% for Dreyfus Premier Shares, Mellon Small Cap Stock Fund 1.01% for Class M and 1.26% for Investor Shares, Mellon International Fund 1.09% for Class M and 1.34% for Investor Shares, Mellon Emerging Markets Fund 1.50% for Class M and 1.74% for Investor Shares and Mellon Balanced Fund .59% for Class M and .85% for Investor Shares, multiplied by the respective fund's average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

24

COMPARING YOUR FUND’ S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investores assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return.You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2005
			Dreyfus
	Class M Shares	Investor Shares	Premier Shares

Mellon Large Cap Stock Fund
Expenses paid per $1,000 †	$ 4.08	$ 5.35	—
Ending value (after expenses)	$1,021.17	$1,019.91	—
Mellon Income Stock Fund
Expenses paid per $1,000 †	$ 4.18	$ 5.45	—
Ending value (after expenses)	$1,021.07	$1,019.81	—
Mellon Mid Cap Stock Fund
Expenses paid per $1,000 †	$4.58	$ 5.90	$ 9.70
Ending value (after expenses)	$1,020.67	$1,019.36	$1,015.58
Mellon Small Cap Stock Fund
Expenses paid per $1,000 †	$ 5.14	$ 6.41	—
Ending value (after expenses)	$1,020.11	$1,018.85	—
Mellon International Fund
Expenses paid per $1,000 †	$ 5.55	$ 6.82	—
Ending value (after expenses)	$1,019.71	$1,018.45	—
Mellon Emerging Markets Fund
Expenses paid per $1,000 †	$ 7.63	$ 8.84	—
Ending value (after expenses)	$1,017.64	$1,016.43	—
Mellon Balanced Fund
Expenses paid per $1,000 †	$ 3.01	$ 4.33	—
Ending value (after expenses)	$1,022.23	$1,020.92	—

† Expenses are equal to the Mellon Large Cap Stock Fund’s annualized expense ratio of .80% for Class M and 1.05% for Investor Shares, Mellon Income Stock Fund ..82% for Class M and 1.07% for Investor Shares, Mellon Mid Cap Stock Fund .90% for Class M, 1.16% for Investor Shares and 1.91% for Dreyfus Premier Shares, Mellon Small Cap Stock Fund 1.01% for Class M and 1.26% for Investor Shares, Mellon International Fund 1.09% for Class M and 1.34% for Investor Shares, Mellon Emerging Markets Fund 1.50% for Class M and 1.74% for Investor Shares and Mellon Balanced Fund .59% for Class M and .85% for Investor Shares, multiplied by the respective fund's average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Funds 25

STATEMENT OF INVESTMENTS
August 31, 2005

Mellon Large Cap Stock Fund

Common Stocks—96.9%	Shares	Value ($)		Shares	Value ($)

Capital Goods—.1%			Energy (continued)
Goodrich	54,650	2,504,063	Devon Energy	232,712	14,141,908
Consumer Cyclical—9.1%			Exxon Mobil	868,780	52,039,922
Aeropostale	191,400 [a]	4,888,356	Occidental Petroleum	276,110	22,925,413
Bed Bath & Beyond	246,800 [a]	10,007,740	Suncor Energy	198,980 [b]	11,791,555
Chico’s FAS	278,530 [a]	9,667,776	XTO Energy	400,920	15,956,616
Coach	152,600 [a]	5,064,794			176,634,990
Coldwater Creek	154,940 [a]	4,748,911	Health Care—13.2%
Harrah’s Entertainment	116,100	8,075,916	Abbott Laboratories	378,880	17,098,854
Home Depot	172,740	6,964,877	Aetna	155,380	12,379,124
McDonald’s	310,060	10,061,447	Amgen	343,710 [a]	27,462,429
Nordstrom	432,800	14,533,424	Boston Scientific	618,320 [a]	16,620,442
Starbucks	302,730 [a]	14,845,879	Fisher Scientific International	105,400 [a]	6,796,192
Starwood Hotels & Resorts Worldwide	221,200	12,895,960	Johnson & Johnson	364,690	23,117,699
Target	234,950	12,628,563	Kinetic Concepts	103,700 [a]	5,682,760
Wal-Mart Stores	495,884	22,294,945	Medtronic	291,900	16,638,300
Walgreen	391,300	18,128,929	Novartis, ADR	238,400	11,622,000
Yum! Brands	66,480	3,149,822	Pfizer	1,442,146	36,731,459
		157,957,339	Sanofi-Synthelabo, ADR	197,600	8,449,376
Consumer Staples—7.3%			UnitedHealth Group	598,640	30,829,960
ACCO Brands	24,702 [a]	644,722	Wyeth	345,138	15,803,869
Altria Group	306,510	21,670,257			229,232,464
Archer-Daniels-Midland	324,580	7,306,296	Interest Sensitive—20.2%
Coca-Cola	163,140	7,178,160	Allstate	186,640	10,491,034
Fortune Brands	105,110	9,142,468	American Express	268,590	14,836,912
General Mills	134,840	6,218,821	American International Group	484,920	28,707,264
Gillette	217,880	11,737,195	Bear Stearns Cos.	79,960	8,035,980
Kimberly-Clark	141,020	8,788,366	Capital One Financial	142,370	11,708,509
PepsiCo	418,817	22,972,112	Citigroup	591,239	25,878,531
Procter & Gamble	472,510	26,214,855	Commerce Bancorp	138,800 [b]	4,680,336
Sysco	138,220	4,613,784	Fannie Mae	193,240	9,862,970
		126,487,036	Freddie Mac	251,630	15,193,419
Energy—10.2%			General Electric	1,281,266	43,063,350
Amerada Hess	129,030 [b]	16,399,713	Goldman Sachs Group	167,010	18,568,172
Apache	214,290 [b]	15,347,450	JPMorgan Chase & Co.	958,536	32,484,785
ConocoPhillips	425,120	28,032,413	Lehman Brothers Holdings	124,730	13,178,972

26

Mellon Large Cap Stock Fund (continued)

Common Stocks (continued)	Shares		Value ($)		Shares	Value ($)

Interest Sensitive (continued)				Services (continued)
MBNA	389,650		9,819,180	McGraw-Hill Cos.	347,720	16,767,058
Morgan Stanley	156,900		7,981,503	News, Cl. B	917,240 [b]	15,675,632
PNC Financial Services Group	184,500		10,374,435	Sprint Nextel	903,006	23,414,945
Radian Group	78,250		4,004,835	Time Warner	902,580	16,174,234
RenaissanceRe Holdings	103,100		4,671,461			89,548,122
Simon Property Group	138,100	[b]	10,505,267	Technology—16.4%
St. Paul Travelers Cos.	495,150		21,296,401	Amdocs	324,090 [a]	9,512,042
US Bancorp	449,269		13,127,640	Apple Computer	146,000 [a]	6,851,780
Wachovia	176,380		8,751,976	Cisco Systems	1,599,934 [a]	28,190,837
Wells Fargo & Co.	389,240		23,206,489	Corning	427,600 [a]	8,534,896
			350,429,421	Danaher	232,400	12,447,344
Producer Goods—10.5%				Dell	693,522 [a]	24,689,383
Air Products & Chemicals	184,120		10,200,248	eBay	516,020 [a]	20,893,650
Caterpillar	262,200		14,549,478	Electronic Arts	120,600 [a]	6,907,968
Companhia Vale do Rio Doce, ADR	261,990		9,009,836	EMC	814,840 [a]	10,478,842
Cooper Industries, Cl. A	105,700		7,022,708	Google, Cl. A	32,000	9,152,000
DR Horton	243,400		8,986,328	Intel	1,101,078	28,319,726
Freeport-McMoRan Copper & Gold, Cl. B	336,980		14,210,447	International Business Machines	90,470	7,293,691
General Dynamics	79,550		9,115,634	Linear Technology	286,190	10,855,187
Honeywell International	298,510		11,426,963	Marvell Technology Group	144,200 [a]	6,804,798
Inco	322,990		13,672,167	Microsoft	2,153,446	59,004,420
Ingersoll-Rand, Cl. A	115,600		9,204,072	QUALCOMM	525,260	20,858,075
ITT Industries	82,120		8,960,934	Symantec	687,660 [a,b]	14,427,107
L-3 Communications Holdings	91,200		7,467,456			285,221,746
Pentair	208,560		8,233,949	Utilities—4.4%
PPG Industries	147,560		9,293,329	Ameren	101,700	5,586,381
3M	140,170		9,973,095	Constellation Energy Group	204,710	12,026,713
Tyco International	506,330		14,091,164	Entergy	136,640	10,235,702
United Technologies	333,940		16,697,000	Exelon	333,840	17,990,638
			182,114,808	PPL	334,940	10,704,682
Retail—.4%				SBC Communications	377,409 [b]	9,088,009
Best Buy	162,400		7,739,984	Telefonos de Mexico, ADR	549,820	10,556,544
Services—5.1%						76,188,669
Allied Waste Industries	526,400	[a]	4,200,672	Total Common Stocks
Cendant	654,650		13,315,581	(cost $1,206,019,912)	1,684,058,642

The Funds 27

STATEMENT OF INVESTMENTS (continued)
Mellon Large Cap Stock Fund (continued)

	Principal		Investment of Cash Collateral
Short-Term Investment—2.9%	Amount ($)	Value ($)	for Securities Loaned—2.3%	Shares	Value ($)

Repurchase Agreement;			Registered Investment Company;
Salomon Smith Barney,			Dreyfus Institutional Cash
3.60%, dated 8/31/2005,			Advantage Plus Fund
due 9/1/2005, in the amount			(cost $39,543,268)	39,543,268[c]	39,543,268

of $50,715,071 (fully
collateralized by $51,556,000			Total Investments
Federal Home Loan Mortgage Corp.,			(cost $1,296,273,180)	102.1%	1,774,311,910
Notes, 4.75%, 8/9/2010,			Liabilities, Less Cash and Receivables	(2.1%)	(36,795,588)
value $51,724,731)
(cost $50,710,000)	50,710,000	50,710,000	Net Assets	100.0%	1,737,516,322

ADR—American Depository Receipts.
[a] Non-income producing.
[b] All or a portion of these securities are on loan. At August 31, 2005, the total market value of the fund’s securities on loan is $44,570,928 and the total market value of the collateral held by the fund is $45,408,768, consisting of cash collateral of $39,543,268 and U.S. Government and agency securities valued at $5,865,500.
[c] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)

Interest Sensitive	20.2	Consumer Cyclical	9.1
Technology	16.4	Consumer Staples	7.3
Health Care	13.2	Short-Term/Money Market Investments	5.2
Producer Goods	10.5	Other	10.0
Energy	10.2		102.1

† Based on net assets.
See notes to financial statements.

28

STATEMENT OF INVESTMENTS
August 31, 2005

Mellon Income Stock Fund

Common Stocks—98.9%	Shares	Value ($)		Shares	Value ($)

Banking—10.1%			Energy (continued)
AmSouth Bancorporation	52,500	1,381,800	Marathon Oil	95,200	6,122,312
Bank of America	276,140	11,882,304	Occidental Petroleum	64,110	5,323,053
Compass Bancshares	49,200	2,303,052	Sunoco	90,580	6,585,166
JPMorgan Chase & Co.	95,849	3,248,323			63,847,042
North Fork Bancorporation	80,400	2,210,196	Entertainment—.5%
US Bancorp	200,406	5,855,863	Regal Entertainment Group, Cl. A	103,200 [a]	2,017,560
Wachovia	125,820	6,243,188	Health Care—6.5%
Wells Fargo & Co.	117,100	6,981,502	Abbott Laboratories	117,900	5,320,827
		40,106,228	Aetna	49,040	3,907,017
Consumer Cyclical—4.0%			Bristol-Myers Squibb	91,600	2,241,452
Dana	108,530	1,460,814	Eli Lilly & Co.	69,760	3,838,195
Harrah’s Entertainment	66,200	4,604,872	Novartis, ADR	28,270	1,378,163
JC Penney (Holding)	34,600	1,682,598	Pfizer	200,168	5,098,279
Johnson Controls	48,790 [a]	2,926,424	Wyeth	87,789	4,019,858
Starwood Hotels & Resorts Worldwide	50,000	2,915,000			25,803,791
VF	16,400	972,684	Interest Sensitive—18.3%
Whole Foods Market	10,700	1,383,082	Allstate	67,100	3,771,691
		15,945,474	American International Group	74,300	4,398,560
Consumer Staples—7.7%			Arthur J. Gallagher & Co.	83,300	2,379,048
Altria Group	136,690	9,663,983	Block (H&R)	142,940	3,852,233
Coca-Cola	85,100	3,744,400	Chubb	22,290	1,938,339
Diageo, ADR	34,800	2,008,308	Citigroup	296,055	12,958,327
Newell Rubbermaid	81,000	1,897,830	General Electric	370,592	12,455,597
PepsiCo	27,472	1,506,839	Hartford Financial
Procter & Gamble	55,820	3,096,894	Services Group	60,640	4,429,752
Reynolds American	45,670 [a]	3,833,540	Mack-Cali Realty	18,700	823,735
SUPERVALU	50,100	1,743,480	MBNA	142,300	3,585,960
Tupperware	132,300	2,900,016	Mercury General	29,600 [a]	1,738,408
		30,395,290	New York Community Bancorp	115,600 [a]	2,032,248
Energy—16.1%			Plum Creek Timber	148,970	5,474,648
Chevron	122,606	7,528,009	Simon Property Group	25,860	1,967,170
ConocoPhillips	211,060	13,917,297	St. Paul Travelers Cos.	76,501	3,290,308
Exxon Mobil	300,906	18,024,269	Washington Mutual	117,200	4,873,176
Halliburton	58,600	3,631,442	XL Capital, Cl. A	38,400	2,668,800
Helmerich & Payne	45,700	2,715,494			72,638,000

The Funds 29

STATEMENT OF INVESTMENTS (continued)
Mellon Income Stock Fund (continued)

Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)

Producer Goods—7.8%			Services (continued)
Air Products & Chemicals	33,360	1,848,144	Walt Disney	63,470	1,598,809
Burlington Northern Santa Fe	37,600	1,993,552			31,559,206
General Dynamics	27,300	3,128,307	Technology—5.7%
Goodrich	23,500	1,076,770	Danaher	32,940	1,764,266
Honeywell International	80,200	3,070,056	Hewlett-Packard	208,430	5,786,017
Lincoln Electric Holdings	33,300	1,254,744	Intel	62,726	1,613,313
Masco	76,410	2,344,259	International Business Machines	47,336	3,816,228
Monsanto	63,140	4,030,857	Intersil, Cl. A	100,000	2,100,000
Olin	83,700	1,563,516	Lucent Technologies (Warrants)	2,788 [b]	2,314
Raytheon	38,200	1,498,204	Microsoft	112,300	3,077,020
Rockwell Automation	80,700	4,199,628	Nokia, ADR	109,600	1,728,392
Sherwin-Williams	30,710	1,423,716	Pitney Bowes	36,600	1,582,950
United Technologies	67,696	3,384,800	QUALCOMM	24,200	960,982
		30,816,553			22,431,482
Securities & Asset			Utilities—11.5%
Management—2.7%			Cinergy	49,400	2,175,576
Bear Stearns Cos.	15,880	1,595,940	Citizens Communications	224,700	3,064,908
Lehman Brothers Holdings	30,606	3,233,830	Constellation Energy Group	71,400	4,194,750
Merrill Lynch & Co.	59,770	3,416,453	Dominion Resources	21,700 [a]	1,659,616
T Rowe Price Group	35,200	2,217,600	Exelon	108,640	5,854,609
		10,463,823	NSTAR	80,500	2,379,580
Services—8.0%			PG&E	140,000	5,252,800
ALLTEL	85,550	5,303,245	PPL	158,880	5,077,805
Automatic Data Processing	98,700	4,219,425	SBC Communications	317,315	7,640,945
EW Scripps, Cl. A	60,500	3,025,000	Southern	48,200	1,658,080
McGraw-Hill Cos.	97,634	4,707,911	Verizon Communications	206,391	6,751,050
RR Donnelley & Sons	115,280	4,306,861			45,709,719
Sprint Nextel	68,500	1,776,205	Total Common Stocks
Vodafone Group, ADR	243,000	6,621,750	(cost $286,734,823)		391,734,168

30

Mellon Income Stock Fund (continued)

	Principal		Investment of Cash Collateral
Short-Term Investment—1.0%	Amount ($)	Value ($)	for Securities Loaned—1.9%	Shares	Value ($)

Repurchase Agreement;			Registered Investment Company;
Salomon Smith Barney,			Dreyfus Institutional Cash
3.60%, dated 8/31/2005,			Advantage Plus Fund
due 9/1/2005 in the			(cost $7,600,890)	7,600,890 [c]	7,600,890

amount of $3,930,393
(fully collateralized by			Total Investments
$3,996,000 Federal Home Loan			(cost $298,265,713)	101.8%	403,265,058
Mortgage Corp., Notes, due			Liabilities, Less Cash and Receivables	(1.8%)	(7,195,163)
8/9/2010 value, $4,009,078)
(cost $3,930,000)	3,930,000	3,930,000	Net Assets	100.0%	396,069,895

ADR—American Depository Receipts.
[a] All or a portion of these securities are on loan. At August 31, 2005, the total market value of the fund’s securities on loan is $9,432,269 and the total market value of the collateral held by the fund is $9,607,890, consisting of cash collateral of $7,600,890 and U.S. Government and agency securities valued at $2,007,000.
[b] Non-income producing.
[c] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)

Interest Sensitive	18.3	Health Care	6.5
Energy	16.1	Technology	5.7
Utilities	11.5	Consumer Cyclical	4.0
Banking	10.1	Short-Term/Money Market Investments	2.9
Services	8.0	Other	3.2
Producer Goods	7.8
Consumer Staples	7.7		101.8

† Based on net assets.
See notes to financial statements.

The Funds 31

STATEMENT OF INVESTMENTS
August 31, 2005

Mellon Mid Cap Stock Fund

Common Stocks—99.2%	Shares	Value ($)		Shares	Value ($)

Building and Construction—.2%			Energy (continued)
Chicago Bridge & Iron			Premcor	116,500 [c]	10,868,285
(New York Shares)	111,400	3,455,628	Questar	274,800	21,439,896
Consumer Cyclical—11.6%			Southwestern Energy	224,400 [a]	12,992,760
Advance Auto Parts	183,700 [a]	11,192,841	Ultra Petroleum	178,800 [a]	7,910,112
Aeropostale	464,700 [a]	11,868,438	Weatherford International	117,900 [a]	7,983,009
ARAMARK, Cl. B	284,300 [b]	7,767,076	Western Gas Resources	280,600	13,468,800
BorgWarner	142,240	8,315,351			161,667,690
Chico’s FAS	645,100 [a]	22,391,421	Finance—.4%
Coldwater Creek	283,500 [a]	8,689,275	Refco	219,800 [a]	6,143,410
Dick’s Sporting Goods	241,400 [a]	7,637,896	Health Care—12.5%
Genuine Parts	181,800	8,330,076	Coventry Health Care	234,450 [a]	18,756,000
Harman International Industries	119,300	12,335,620	DaVita	127,100 [a]	5,835,161
Hilton Hotels	620,200	14,370,034	DENTSPLY International	169,600	8,983,712
Marvel Enterprises	323,600 [a]	6,229,300	Fisher Scientific International	151,400 [a]	9,762,272
Nordstrom	291,800	9,798,644	Henry Schein	238,800 [a]	9,955,572
O’Reilly Automotive	244,800 [a]	6,749,136	Invitrogen	111,400 [a,b]	9,438,922
Oshkosh Truck	164,000 [b]	6,578,040	Kinetic Concepts	172,500 [a]	9,453,000
Outback Steakhouse	249,300	10,373,373	LifePoint Hospitals	221,800 [a]	10,087,464
PETCO Animal Supplies	164,600 [a]	3,640,952	Omnicare	303,800	15,964,690
PetSmart	191,900	4,945,263	PacifiCare Health Systems	184,500 [a]	13,907,610
Urban Outfitters	209,200 [a]	11,644,072	PerkinElmer	251,600	5,208,120
		172,856,808	Perrigo	426,000	6,104,580
Consumer Staples—3.4%			Protein Design Labs	349,700 [a]	9,350,978
Constellation Brands, Cl. A	328,800 [a]	9,048,576	Sepracor	203,800 [a,b]	10,230,760
Loews—Carolina Group	271,000	10,463,310	Shire Pharmaceuticals Group, ADR	277,400	10,574,488
McCormick & Co.	211,500	7,171,965	Sierra Health Services	133,100 [a,b]	8,957,630
Pepsi Bottling Group	270,500	7,974,340	Sybron Dental Specialties	198,500 [a]	7,695,845
Performance Food Group	245,400 [a,b]	7,600,038	Vertex Pharmaceuticals	291,600 [a]	5,365,440
SUPERVALU	1	35	WellChoice	153,300 [a,b]	10,899,630
Tupperware	374,900	8,217,808			186,531,874
		50,476,072	Insurance—.5%
Energy—10.8%			Mercury General	124,100	7,288,393
Denbury Resources	199,300 [a]	9,014,339	Interest Sensitive—16.2%
Diamond Offshore Drilling	165,100	9,750,806	AMB Property	211,900	9,393,527
Energen	200,100	7,667,832	Ameritrade Holding	601,400 [a]	11,967,860
Grant Prideco	484,300 [a]	17,851,298	Associated Banc-Corp	377,558	12,285,737
National Oilwell Varco	208,200 [a]	13,368,522	Bank of Hawaii	209,500	10,632,125
Newfield Exploration	278,960 [a]	13,172,491	Chicago Mercantile Exchange	48,300	13,408,080
Noble Energy	119,000	10,488,660	Colonial BancGroup	347,500	8,082,850
Plains Exploration & Production	153,600 [a]	5,690,880	Comerica	145,500	8,801,295

32

Mellon Mid Cap Stock Fund (continued)

Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)

Interest Sensitive (continued)			Producer Goods (continued)
Compass Bancshares	259,700	12,156,557	Precision Castparts	157,700	15,246,436
Cullen/Frost Bankers	182,200	8,904,114	Sherwin-Williams	127,700	5,920,172
Developers Diversified Realty	207,240 [b]	9,945,448	Stanley Works	144,700	6,620,025
Edwards (A.G.)	258,600	11,691,306	Toll Brothers	292,600 [a]	14,059,430
General Growth Properties	204,900	9,238,941			233,582,711
Jefferies Group	229,900 [b]	9,076,452	Services—10.5%
La Quinta	782,100 [a]	6,608,745	Allied Waste Industries	905,800 [a]	7,228,284
LaBranche & Co.	247,900 [a,b]	2,126,982	CACI International, Cl. A	134,000 [a]	8,393,760
Lazard, Cl. A	220,200	5,597,484	ChoicePoint	187,500 [a]	8,049,375
Legg Mason	203,495	21,271,332	Cognizant Technology
MGIC Investment	117,600	7,341,768	Solutions, Cl. A	368,500 [a]	16,777,805
Nationwide Financial Services, Cl. A	175,500	6,767,280	Dun & Bradstreet	143,300 [a]	9,123,911
New York Community Bancorp	549,600 [b]	9,661,968	Equifax	155,700	5,144,328
Platinum Underwriters Holdings	246,800	8,016,064	EW Scripps, Cl. A	166,000	8,300,000
Protective Life	156,300	6,412,989	FactSet Research Systems	210,150	7,355,250
Radian Group	276,346	14,143,388	Fair Isaac	242,550	9,913,018
Rayonier	184,524	10,010,427	Getty Images	105,800 [a,b]	9,055,422
Sunstone Hotel Investors	306,160	7,745,848	ITT Educational Services	195,700 [a,b]	9,949,388
		241,288,567	Labor Ready	287,000 [a]	6,520,640
Producer Goods—15.6%			Monster Worldwide	241,700 [a]	7,550,708
Ashland	148,400	9,021,236	Nextel Partners, Cl. A	495,100 [a,b]	12,991,424
Bemis	258,300	6,754,545	Radio One, Cl. D	560,600 [a]	7,837,188
CH Robinson Worldwide	230,900	14,258,075	Republic Services	359,120	13,010,918
Cooper Industries, Cl. A	123,300	8,192,052	Shaw Group	489,000 [a]	10,317,900
Cytec Industries	224,000	10,662,400			157,519,319
Dycom Industries	120,000 [a]	2,126,400	Technology—12.2%
Freeport-McMoRan			Activision	652,133 [a]	14,575,172
Copper & Gold, Cl. B	288,400	12,161,828	Amdocs	261,000 [a]	7,660,350
Goodrich	206,600	9,466,412	AMETEK	190,500	7,675,245
Inco	230,600	9,761,298	Amphenol, Cl. A	199,400	8,456,554
Joy Global	203,050	9,705,790	ATI Technologies	550,600 [a]	6,706,308
Kennametal	148,500	6,926,040	CheckFree	348,900 [a]	12,836,031
Lafarge North America	62,300	4,295,585	Harris	440,000	16,988,400
Landstar System	103,200	3,748,224	Hyperion Solutions	172,300 [a]	7,472,651
Lennar, Cl. A	252,300 [b]	15,667,830	International Rectifier	211,300 [a]	10,163,530
Lyondell Chemical	547,800	14,133,240	Lam Research	270,700 [a]	8,581,190
MDC Holdings	84,300	6,438,834	McAfee	456,900 [a]	14,003,985
Overseas Shipholding Group	161,500	9,875,725	Microchip Technology	642,200	19,985,264
Peabody Energy	373,900	26,797,413	Polycom	347,100 [a]	6,181,851
Pentair	297,460	11,743,721

The Funds 33

STATEMENT OF INVESTMENTS (continued)
Mellon Mid Cap Stock Fund (continued)

					Principal
Common Stocks (continued)	Shares		Value ($)	Short-Term Investment—.7%	Amount ($)	Value ($)

Technology (continued)				Repurchase Agreement;
SanDisk	449,500	[a]	17,454,085	Salomon Smith Barney, 3.60%,
Sybase	352,790	[a]	7,877,801	dated 8/31/2005, due 9/1/2005
Symbol Technologies	8,259		75,818	in the amount of $10,151,015
				(fully collateralized by $10,320,000
TIBCO Software	876,400	[a]	6,695,696	of Federal Home Loan Mortgage
Zebra Technologies, Cl. A	222,200	[a]	8,301,392	Corp., Notes, 4.75%, 8/9/2010,
			181,691,323	value $10,353,775)
Transportation—.6%				(cost $10,150,000)	10,150,000	10,150,000

JB Hunt Transport Services	479,500		8,664,565	Investment of Cash Collateral
Utilities—4.7%				for Securities Loaned—1.1%	Shares	Value ($)

CenturyTel	212,100		7,614,390	Registered Investment Company;
DPL	516,400		13,937,636	Dreyfus Institutional Cash
OGE Energy	368,300		10,691,749	Advantage Plus Fund
PPL	467,800		14,950,888	(cost $16,892,046)	16,892,046	[d] 16,892,046

SCANA	319,200		13,530,888
				Total Investments
Westar Energy	423,800		10,179,676	(cost $1,163,962,120)	101.0%	1,509,113,633
			70,905,227
Total Common Stocks				Liabilities, Less Cash and Receivables	(1.0%)	(15,604,520)
(cost $1,136,920,074)		1,482,071,587		Net Assets	100.0%	1,493,509,113

ADR—American Depository Receipts.
[a] Non-income producing.
[b] All or a portion of these securities are on loan. At August 31, 2005, the total market value of the fund’s securities on loan is $34,949,101 and the total market value of the collateral held by the fund is $35,619,406, consisting of cash collateral of $16,892,046 and U.S. Government and agency securities valued at $18,727,360.
[c] The valuation of this security has been determined in good faith under the direction of the Trust’s Board.
[d] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)

Interest Sensitive	16.2	Services	10.5
Producer Goods	15.6	Utilities	4.7
Health Care	12.5	Consumer Staples	3.4
Technology	12.2	Short-Term/Money Market Investments	1.8
Consumer Cyclical	11.6	Other	1.7
Energy	10.8		101.0

† Based on net assets.
See notes to financial statements.

34

STATEMENT OF INVESTMENTS
August 31, 2005

Mellon Small Cap Stock Fund

Common Stocks—99.7%	Shares	Value ($)		Shares	Value ($)

Consumer Cyclical—15.1%			Energy (continued)
Aeropostale	390,200 [a]	9,965,708	Unit	245,530 [a]	12,782,292
Alaska Air Group	124,230 [a]	4,189,036	Veritas DGC	105,140 [a]	3,381,302
AnnTaylor Stores	293,520 [a]	7,514,112			76,863,285
Choice Hotels International	85,010	5,218,764	Health Care—10.5%
Coldwater Creek	320,350 [a]	9,818,728	Abgenix	328,660 [a]	3,611,973
Dick’s Sporting Goods	243,100 [a,b]	7,691,684	American Healthways	52,660 [a,b]	2,301,242
Guitar Center	47,420 [a]	2,721,908	Cooper Cos.	49,400	3,387,358
Gymboree	532,720 [a]	8,187,906	Encysive Pharmaceuticals	364,200 [a]	4,508,796
Marvel Enterprises	197,400 [a]	3,799,950	IDEXX Laboratories	109,840 [a]	7,034,154
Men’s Wearhouse	113,495 [a]	3,459,328	Immucor	65,800 [a]	1,557,486
Oshkosh Truck	107,500	4,311,825	Kindred Healthcare	107,430 [a,b]	3,287,358
Panera Bread, Cl. A	47,760 [a]	2,662,142	Merit Medical Systems	1 [a]	17
Pinnacle Airlines	447,100 [a,b]	4,318,986	MGI Pharma	103,350 [a]	2,786,316
Polaris Industries	62,680 [b]	3,301,982	Molina Healthcare	80,050 [a]	2,179,762
Quiksilver	670,390 [a]	10,223,448	Owens & Minor	62,060	1,778,640
Red Robin Gourmet Burgers	83,100 [a]	3,995,448	Pediatrix Medical Group	32,870 [a]	2,436,653
SCP Pool	104,370	3,819,942	Pharmaceutical Product Development	107,630 [a]	6,056,340
Shuffle Master	326,638 [a,b]	7,986,299	Psychiatric Solutions	166,810 [a]	7,973,518
Sonic	250,570 [a]	7,664,936	ResMed	101,050 [a,b]	7,309,957
Talbots	90,060	2,764,842	Respironics	101,790 a	3,986,096
Wild Oats Markets	622,470 [a,b]	7,525,662	Sierra Health Services	88,070 [a,b]	5,927,111
		121,142,636	Sybron Dental Specialties	134,910 [a]	5,230,461
Consumer Products—2.2%			Symbion	166,510 [a]	4,457,473
Cott	359,200 [a]	9,109,312	Syneron Medical	230,660 [b]	8,515,967
Performance Food Group	261,440 [a,b]	8,096,797			84,326,678
		17,206,109	Interest Sensitive—12.6%
E-Commerce—1.0%			AmerUs Group	57,630 [b]	3,188,092
Monster Worldwide	266,400 [a]	8,322,336	Apollo Investment	162,625	3,127,279
Electronics—.5%			BankUnited Financial, Cl. A	148,650	3,508,140
Integrated Device Technology	389,900 [a,b]	4,171,930	Capital Automotive REIT	92,260	3,309,366
Energy—9.6%			Centene	174,030 [a]	5,304,434
Cal Dive International	118,500 [a]	7,401,510	Cullen/Frost Bankers	79,200	3,870,504
Cimarex Energy	138,250 [a]	5,908,805	Downey Financial	61,260 [b]	3,882,659
Dynegy, Cl. A	769,900 [a]	3,356,764	East West Bancorp	73,090	2,480,674
Energen	187,380	7,180,402	Endurance Specialty Holdings	68,410	2,510,647
Goodrich Petroleum	409,400 [a]	8,920,826	Equity Inns	611,990	7,864,072
Hydril	32,990 [a]	2,259,815	Equity One	181,090	4,215,775
Piedmont Natural Gas	113,150 [b]	2,778,964	First Midwest Bancorp	103,140 [b]	3,913,132
Remington Oil & Gas	142,140 [a]	5,476,654	Fremont General	220,970	5,042,535
Southwestern Energy	108,580 [a]	6,286,782	Horace Mann Educators	159,050	3,114,199
St. Mary Land & Exploration	104,890 [b]	3,615,558	La Quinta	658,620 [a]	5,565,339
UGI	271,740	7,513,611	Max Re Capital	108,490	2,494,185

The Funds 35

STATEMENT OF INVESTMENTS (continued)
Mellon Small Cap Stock Fund (continued)

Common Stocks (continued)	Shares	Value ($)		Shares	Value ($

Interest Sensitive (continued)			Producer Goods (continued)
Nelnet, Cl. A	99,710 [a]	3,569,618	Steel Dynamics	237,600	7,491,528
New Century Financial	37,870 [b]	1,628,031	Teledyne Technologies	172,220 [a]	6,652,859
Ohio Casualty	126,420	3,193,369	Timken	138,940	4,080,668
Philadelphia Consolidated Holding	41,700 [a]	3,239,673	United Stationers	50,360 [a]	2,361,884
Phoenix Cos.	224,410 [b]	2,690,676	URS	63,170 [a]	2,380,246
South Financial Group	89,500	2,606,240	Walter Industries	195,610	8,581,411
SVB Financial Group	78,700 [a]	3,702,048	Watsco	106,480	5,191,965
UCBH Holdings	386,550	7,371,509	WCI Communities	245,600 [a,b]	7,409,752
UICI	64,680	1,996,025			167,940,230
Umpqua Holdings	181,380	4,416,603	Real Estate Investment Trusts—1.5%
Wintrust Financial	65,450 [b]	3,373,293	Spirit Finance	358,700	3,823,742
		101,178,117	Sunstone Hotel Investors	337,700	8,543,810
Producer Goods—20.9%					12,367,552
Actuant, Cl. A	119,670 [b]	5,074,008	Services—11.4%
AptarGroup	71,650	3,563,154	Alamosa Holdings	281,930 [a]	4,877,389
Armor Holdings	45,130 [a]	1,913,963	Allied Waste Industries	980,730 [a,b]	7,826,225
Briggs & Stratton	80,290	2,962,701	Allscripts Healthcare Solutions	346,790 [a,b]	6,165,926
CLARCOR	169,160	4,787,228	CACI International, Cl. A	169,570 [a]	10,621,865
Cleveland-Cliffs	32,070 [b]	2,279,536	Cerner	60,030 [a,b]	4,727,963
Commercial Metals	102,600	3,070,818	FactSet Research Systems	51,650	1,807,750
Engineered Support Systems	107,060	3,650,746	Global Payments	124,720	8,204,082
EnPro Industries	117,830 [a]	4,053,352	Healthcare Services Group	183,320 [b]	3,382,254
Florida Rock Industries	96,125	5,440,675	Kronos	64,970 [a]	2,815,150
FMC	87,020 [a]	4,956,659	Labor Ready	273,260 [a]	6,208,467
GATX	87,230 [b]	3,535,432	Navigant Consulting	440,530 [a]	8,519,850
Georgia Gulf	52,060	1,452,474	Radio One, Cl. D	627,900 [a]	8,778,042
HB Fuller	116,220	3,813,178	Regal Entertainment Group, Cl. A	402,800	7,874,740
Headwaters	60,680 [a]	2,336,180	Ventiv Health	417,100 [a]	9,468,170
IDEX	71,420	3,106,770			91,277,873
JB Hunt Transport Services	418,700	7,565,909	Technology—13.0%
Kansas City Southern	111,070 [a]	2,233,618	Advanced Energy Industries	357,800 [a]	4,264,976
MDC Holdings	54,904	4,193,567	Agile Software	1,260,800 [a]	8,371,712
Manitowoc	57,640	2,686,024	Anixter International	99,070 [a]	3,782,493
Massey Energy	189,680	9,635,744	ANSYS	104,280 [a]	3,936,570
Maverick Tube	128,770 [a]	4,101,324	ATI Technologies	455,300 [a]	5,545,554
Meritage Homes	35,790 [a]	2,801,999	Benchmark Electronics	217,280 [a]	6,325,021
NVR	8,130 [a]	7,195,050	Cypress Semiconductor	127,950 [a]	1,999,858
Olin	340,150	6,354,002	Esterline Technologies	68,520 [a]	2,990,898
Overseas Shipholding Group	73,660	4,504,309	FLIR Systems	115,760 [a]	3,737,890
Pacer International	218,530 [a]	5,734,227	Hyperion Solutions	63,180 [a]	2,740,117
Quanta Services	517,700 [a]	6,212,400	Internet Security Systems	66,030 [a]	1,500,202
Standard-Pacific	104,140	4,574,870	Manhattan Associates	192,500 [a,b]	4,069,450

36

Mellon Small Cap Stock Fund (continued)

					Principal
Common Stocks (continued)	Shares		Value ($)	Short-Term Investment—.4%	Amount ($)	Value ($)

Technology (continued)				Repurchase Agreement;
Micrel	165,020	[a]	2,079,252	Salomon Smith Barney,
MICROS Systems	228,400	[a]	10,184,356	3.60%, dated 8/31/2005,
Microsemi	91,830	[a]	2,212,185	due 9/1/2005 in the amount
				of $3,450,345 (fully collateralized
MIPS Technologies	1,139,200	[a]	7,142,784	by $3,508,000 of Federal Home
Progress Software	59,650	[a]	1,828,869	Loan Mortgage Corp., Notes,
Roper Industries	124,040		4,778,021	4.75%, 8/9/2010,
Silicon Laboratories	247,000	[a]	7,664,410	value $3,519,481)
Take-Two Interactive Software	103,270	[a,b]	2,457,826	(cost $3,450,000)	3,450,000	3,450,000

THQ	64,430	[a]	2,165,492	Investment of Cash Collateral
Trimble Navigation	102,280	[a]	3,735,265	for Securities Loaned—12.1%	Shares	Value ($)

Varian Semiconductor				Registered Investment Company;
Equipment Associates	139,480	[a]	6,319,839
				Dreyfus Institutional Cash
WebSideStory	283,300		4,714,112	Advantage Plus Fund
			104,547,152	(cost $96,933,352)	96,933,352 [c]	96,933,352

Utilities—1.4%
Alaska Communications				Total Investments
Systems Group	381,720	[b]	4,134,028	(cost $768,066,972)	112.2%	900,659,342
CMS Energy	422,240	[a]	6,798,064	Liabilities, Less Cash
			10,932,092	and Receivables	(12.2%)	(98,159,939)
Total Common Stocks				Net Assets	100.0%	802,499,403
(cost $667,683,620)			800,275,990

[a] Non-income producing.
[b] All or a portion of these securities are on loan. At August 31, 2005, the total market value of the fund’s securities on loan is $94,286,727 and the total market value of the collateral held by the fund is $97,027,784, consisting of cash collateral of $96,933,352 and U.S. Government and agency securities valued at $94,432.
[c] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)

Producer Goods	20.9	Services	11.4
Consumer Cyclical	15.1	Health Care	10.5
Technology	13.0	Other	16.2
Interest Sensitive	12.6
Short-Term/Money Market Investments	12.5		112.2

† Based on net assets.
See notes to financial statements.

The Funds 37

STATEMENT OF INVESTMENTS
August 31, 2005

Mellon International Fund

Common Stocks—97.0%	Shares	Value ($)		Shares	Value ($)

Australia—1.8%			France (continued)
Amcor	2,458,525	12,342,515	Remy Cointreau	6,500	300,551
Caltex Australia	46,000	604,487	Renault	6,900	610,279
Commonwealth			Sanofi-Aventis	205,648	17,542,358
Bank of Australia	17,000	481,219	Schneider Electric	120,090	9,437,228
CSL	9,400	244,243	Societe Generale	14,100	1,521,713
Macquarie Bank	16,800	803,080	Suez	8,400	244,785
National Australia Bank	730,131	17,279,801	Total	91,228	23,964,535
Oil Search	178,500	495,890	Total, ADR	75,511	9,955,370
Qantas Airways	141,400	344,116	Valeo	444,002	18,214,852
QBE Insurance Group	19,800	256,500	Vinci	5,600	497,025
Rinker Group	82,200	898,860	Vivendi Universal	29,100	913,649
		33,750,711			173,614,863
Austria—.1%			Germany—8.8%
Boehler-Uddeholm	3,800	586,891	Allianz	116,971	15,118,337
OMV	24,300	1,322,496	Bayerische Motoren Werke	9,100	408,320
		1,909,387	Continental	16,000	1,263,863
Belgium—1.1%			Deutsche Bank	243,342	21,063,731
Fortis	692,897	19,739,040	Deutsche Lufthansa	939,897	12,501,413
KBC Groep	9,700	803,523	Deutsche Post	927,165	23,395,497
		20,542,563	Deutsche Postbank	215,723	11,825,540
Denmark—.0%			Deutsche Telekom	838,870	15,893,734
Novo Nordisk, Cl. B	12,200	628,138	E.ON	176,160	16,807,598
Finland—1.7%			Hannover Rueckversicherung	32,600	1,170,619
Fortum	21,700	422,376	Heidelberger Druckmaschinen	238,741	8,513,984
Kesko, Cl. B	19,200	547,911	Infineon Technologies	1,276,344 [a]	11,910,254
M-real, Cl. B	2,077,775	11,346,440	KarstadtQuelle	99,752 [b]	1,328,014
Nokia	262,700	4,106,168	Medion	176,162	2,799,127
Nokia, ADR	245,340	3,869,012	Merck	4,100	351,460
Rautaruukki	21,700	435,751	SAP	2,300	390,125
UPM-Kymmene	516,616	10,316,687	Schering	5,400	341,150
		31,044,345	ThyssenKrupp	24,800	474,156
France—9.3%			Volkswagen	329,187	17,306,893
BNP Paribas	299,088	21,734,027			162,863,815
Bouygues	13,900	619,413	Greece—.0%
Carrefour	542,390	25,186,318	Coca-Cola Hellenic Bottling	15,300	471,508
Credit Agricole	654,390	17,423,998	Hong Kong—1.0%
Elior	25,700	339,297	Bank of East Asia	4,808,151	14,034,371
France Telecom	834,473	25,109,465	Cheung Kong Holdings	25,000	271,176

38

Mellon International Fund (continued)

Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)

Hong Kong (continued)			Japan (continued)
China Mobile (Hong Kong)	224,000	973,958	Hisamitsu Pharmaceutical	14,100	373,087
China Resources Power Holdings	579,000	330,540	Honda Motor	17,700	951,191
Citic Pacific	743,500	2,084,335	Hoya	6,700	876,480
Kerry Properties	115,000	311,682	Japan Tobacco	33	476,943
Orient Overseas International	68,000	271,570	JS Group	666,600	11,281,934
Wharf Holdings	63,000	231,722	Kao	655,200	15,625,697
		18,509,354	Kawasaki Kisen Kaisha	63,000	416,058
Ireland—1.5%			KDDI	3,235	17,133,931
Anglo Irish Bank	39,300	529,505	Kirin Beverage	300	6,573
Bank of Ireland	1,708,860	27,068,676	Kobe Steel	371,000	882,247
CRH	18,200	494,022	Komatsu	73,000	816,893
		28,092,203	Kubota	101,000	630,173
Italy—4.5%			Kuraray	1,152,500	10,201,375
Banca Intesa	163,600	787,520	Kyushu Electric Power	10,800	245,376
Banche Popolari Unite Scrl	223,941	4,563,141	Mabuchi Motor	265,800	13,739,279
Banco Popolare di Verona			Matsumotokiyoshi	213,150	6,367,769
e Novara Scrl	376,250	6,757,615	Mazda Motor	97,000	385,031
Benetton Group	905,598	8,908,319	Minebea	2,606,600	10,870,608
Capitalia	74,700	418,976	Mitsubishi	51,900	859,276
ENI	845,044	25,000,458	Mitsubishi Tokyo Financial Group	1,252	12,779,549
Finmeccanica	626,171	11,732,591	Mitsui OSK Lines	85,000	627,304
Mediaset	58,000	716,396	Mitsui Sumitomo Insurance	26,000	265,938
UniCredito Italiano	4,478,830	25,493,466	Mizuho Financial Group	102	570,063
		84,378,482	Murata Manufacturing	202,900	10,674,646
Japan—26.3%			Nippon Express	5,066,600	22,634,384
Aeon	991,800	18,587,660	Nippon Steel	249,000	730,399
Alps Electric	499,900	8,148,646	Nippon Telegraph & Telephone	2,902	12,626,895
Asahi Breweries	39,200	483,705	Nisshin Seifun Group	30,000	325,659
Bridgestone	22,000	436,160	Ono Pharmaceutical	9,500	473,054
Canon	384,800	19,478,501	ORIX	76,200	12,577,102
Credit Saison	281,800	11,089,355	Promise	4,000	272,122
Dentsu	4,058	10,711,381	Rinnai	518,700	12,108,138
Diamond Lease	5,500	221,870	Rohm	179,700	16,436,429
Eisai	13,500	513,955	Sankyo	7,200	355,282
Fuji Heavy Industries	2,645,400	11,568,612	Santen Pharmaceutical	11,400	291,686
Fuji Photo Film	385,100	12,478,269	Sanyo Shinpan Finance	9,100	645,172
Fujitsu	58,000	347,154	Sekisui House	1,389,500	15,317,798
Funai Electric	131,600	12,355,932	77 Bank	1,992,500	13,621,840

The Funds 39

STATEMENT OF INVESTMENTS (continued)
Mellon International Fund (continued)

Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)

Japan (continued)			New Zealand—.0%
Shin-Etsu Chemical	432,300	17,553,870	Fletcher Building	54,400	277,225
Skylark	731,200	11,073,323	Norway—.1%
Sohgo Security Services	398,355	5,362,653	DNB NOR	53,200	560,224
Sumitomo Bakelite	1,207,800	8,080,086	Norsk Hydro	4,400	467,132
Sumitomo Chemical	2,039,000	11,398,188	Orkla	12,400	497,072
Sumitomo Electric Industries	41,600	514,166	Tandberg	21,800	266,262
Sumitomo Mitsui Financial Group	3,727	30,589,608	Yara International	20,200	335,285
Sumitomo Rubber Industries	49,000	520,197			2,125,975
Sumitomo Trust & Banking	75,000	523,413	Portugal—.9%
Takeda Pharmaceutical	323,900	17,548,560	Energias de Portugal	5,658,060	15,902,294
Takefuji	283,830	19,907,653	Singapore—2.0%
TDK	80,400	6,001,178	DBS Group Holdings	2,340,644	21,801,844
			Fraser & Neave	41,400	411,919
Toyo Suisan Kaisha	15,800	278,658
			Keppel	35,000	242,099
Toyoda Gosei	636,000	10,628,946
			United Overseas Bank	1,633,300	13,820,427
Toyota Motor	391,800	16,038,453			36,276,289
Yamaha Motor	62,200	1,170,597	Spain—3.1%
		489,084,130	ACS	21,200	636,083
Luxembourg—.0%			Banco Sabadell	325,008	8,461,461
Arcelor	20,400	447,618	Corp Mapfre	30,500	502,301
Netherlands—6.6%			Endesa	1,039,801	23,456,257
ABN AMRO Holding	566,812	13,536,767	Repsol YPF	176,300	5,211,454
Aegon	1,228,359	17,216,433	Repsol YPF, ADR	634,451	18,754,372
Buhrmann	46,500	565,754	Union Fenosa	8,900	258,916
CSM	8,900	248,713			57,280,844
Heineken	676,357	21,835,789	Sweden—1.1%
ING Groep	53,100	1,540,843	Lindex	5,300	278,863
Koninklijke Philips Electronics	566,090	14,891,461	Skandinaviska Enskilda
Koninklijke Philips Electronics			Banken, Cl. A	28,300	514,423
(New York Shares)	242,880	6,448,464	Svenska Cellulosa, Cl. B	531,960	18,917,446
Royal Dutch Shell, Cl. A	667,200	21,745,775	Telefonaktiebolaget
			LM Ericsson, Cl. B	200,300	693,767
VNU	351,341	10,784,141
			Volvo, Cl. B	17,500	749,574
Wolters Kluwer	780,183	14,618,320			21,154,073
		123,432,460

40

Mellon International Fund (continued)

Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)

Switzerland—7.5%			United Kingdom (continued)
Baloise Holding	4,000	211,918	Dairy Crest Group	26,900	235,189
Ciba Specialty Chemicals	330,417	20,098,262	Diageo	1,275,336	18,208,462
Clariant	524,848	7,505,594	Enterprise Inns	41,900	623,904
Compagnie Financiere			Filtrona	7,289	32,061
Richemont (Units), Cl. A	12,700	481,107	Friends Provident	220,600	690,961
Credit Suisse Group	31,200	1,350,956	GKN	2,547,382	13,202,476
Logitech International	13,700 [a]	507,529	GlaxoSmithKline	1,325,379	31,992,201
Lonza Group	110,913	6,322,359	Greene King	10,600	252,616
Nestle	91,150	25,561,504	HBOS	53,700	841,719
Novartis	567,140	27,471,409	HSBC Holdings	842,530	13,563,141
Sulzer	1,400	664,197	Inchcape	20,839	777,626
Swiss Reinsurance	378,890	24,389,987	International Power	63,900	268,111
Swisscom	320	107,584	Kelda Group	52,000	635,091
UBS	284,239	23,233,685	Legal & General Group	117,200	235,045
Zurich Financial Services	4,600	812,476	Lloyds TSB Group	7,100	58,364
		138,718,567	Marks & Spencer Group	1,646,172	10,586,750
United Kingdom—19.5%			O2	105,800	292,287
Alliance Unichem	31,300	465,502	Old Mutual	363,700	926,094
Anglo American	819,210	20,704,594	Rexam	820,992	7,448,111
AstraZeneca	20,800	948,653	Rio Tinto	2,000	70,630
Aviva	77,400	854,615	Royal Bank of Scotland Group	1,005,596	29,385,292
BAA	1,263,334	13,926,376	Royal Dutch Shell, Cl. A	1,400	45,680
BAE Systems	1,297,934	7,656,948	Royal Dutch Shell, Cl. B	3,800	128,853
Barclays	2,044,597	20,382,446	SABMiller	13,900	245,188
Barratt Developments	43,000	548,039	Sage Group	99,100	408,210
BHP Billiton	40,600	603,082	Sainsbury (J)	2,090,927	10,676,582
BOC Group	585,874	11,057,943	Scottish Power	63,900	577,691
Boots Group	1,623,161	18,053,866	Shire Pharmaceuticals	24,400	304,822
BP	2,457,500	27,998,455	Stagecoach Group	148,700	289,506
British Airways	82,700 [a]	413,333	Standard Chartered	32,800	700,673
British American Tobacco	13,500	271,595	Tesco	94,200	554,019
BT Group	3,885,383	15,094,008	Tullow Oil	102,500	398,194
Bunzl	95,143	935,610	Unilever	2,056,560	20,668,536
Centrica	4,452,770	20,047,454	Vodafone Group	13,585,070	37,163,280

The Funds 41

STATEMENT OF INVESTMENTS (continued)
Mellon International Fund (continued)

				Principal
Common Stocks (continued)	Shares	Value ($)	Short-Term Investment—1.5%	Amount ($)	Value ($)

United Kingdom (continued)			Repurchase Agreement;
Wolseley	23,000	467,692	J.P. Morgan Chase & Co.,
Xstrata	32,600	764,572	3.48%, dated 8/31/2005,
		363,682,148	due 9/1/2005 in the amount
United States—.1%			of $28,002,707 (fully
iShares MSCI EAFE Index Fund	23,900	1,338,400	collateralized by $28,277,000
			U.S. Treasury Notes,
Total Common Stocks			4.125%, 8/15/2008,

(cost $1,560,950,358)		1,805,525,392	value $28,559,770)

			(cost $28,000,000)	28,000,000	28,000,000

Preferred Stocks—.1%

Germany:			Total Investments
Fresenius	2,500	321,118	(cost $1,589,617,005)	98.6%	1,834,241,033
Henkel KGaA	4,170	394,523	Cash and Receivables (Net)	1.4%	26,623,333
Total Preferred Stocks			Net Assets	100.0%	1,860,864,366
(cost $666,647)		715,641

ADR—American Depository Receipts.
[a] Non-income producing.
[b] A portion of this security is on loan. At August 31, 2005, the total market value of the fund’s security on loan is $444,162 and the total market value of the collateral held by the fund is $467,082, consisting of U.S. Government and agency securities.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)

Banking	16.7	Beverages & Tobacco	2.3
Financial Services	7.4	Merchandising	2.3
Energy	7.2	Miscellaneous	2.2
Food & Household Products	5.9	Consumer Services	1.6
Telecommunications	5.8	Machinery & Engineering	1.6
Healthcare	4.4	Textiles & Apparel	1.6
Chemicals	4.3	Appliances & Household Durables	1.5
Utilities	4.2	Miscellaneous Materials	1.5
Automobiles	3.4	Short-Term Investments	1.5
Transportation	3.3	Other	14.2
Electronic Components	2.9
Forest Products & Paper	2.8		98.6

† Based on net assets.
See notes to financial statements.

42

STATEMENT OF INVESTMENTS
August 31, 2005

Mellon Emerging Markets Fund

Common Stocks—93.8%	Shares	Value ($)		Shares		Value ($)

Brazil—7.0%			Hong Kong—3.9%
Banco Itau Holding Financeira, ADR	48,700	5,102,786	Beijing Enterprises Holdings	1,497,000		2,107,325
Brasil Telecom Participacoes, ADR	234,540	8,548,983	Brilliance China Automotive Holdings	9,683,000		1,649,775
Centrais Electricas Brasileiras	90,574	1,253,218	China Mobile (Hong Kong)	3,996,600		17,377,321
Cia de Saneamento Basico			China Resources Enterprise	4,585,300		7,387,335
do Estado de Sao Paulo	123,584	7,762,494	CNOOC	6,883,000		4,951,265
Cia de Saneamento Basico			Denway Motors	23,869,500		8,852,934
do Estado de Sao Paulo, ADR	210,100	3,298,570			[c]	1,365,966
			Panva Gas Holdings	2,987,000
Contax Participacoes, ADR	272,800 [a]	178,308	Shanghai Industrial Holdings	4,666,600		8,898,486
Empresa Brasileira						52,590,407
de Aeronautica, ADR	358,950	12,871,947	Hungary—1.7%
Grendene	670,100	4,721,217	Egis	2,526		233,534
Petroleo Brasileiro, ADR	559,980	35,032,349	Gedeon Richter	53,657		8,566,036
Telecomunicacoes Brasileiras, ADR	272,800	7,818,448	Magyar Telekom	2,644,000		13,357,583
Unibanco, GDR	158,810	7,101,983	Mol Magyar Olaj-es Gazipari	4,519		496,099
		93,690,303				22,653,252
Chile—.4%			India—9.0%
Banco Santander Chile, ADR	128,500	4,874,005	Bharat Petroleum	1,235,348		9,939,349
China—4.2%			Dr. Reddy’s Laboratories	139,300		2,513,246
Beijing Capital International			Dr. Reddy’s Laboratories, ADR	584,400		10,618,548
Airport, Cl. H	4,165,000	1,714,690	GAIL India	946,181		5,002,400
Byd, Cl. H	421,000	750,383	GAIL India, GDR	170,200	[b]	5,408,956
China Petroleum & Chemical, ADR	36,300	1,625,877	Hindalco Industries, GDR	460,300	[b]	14,637,540
China Petroleum & Chemical, Cl. H	13,746,700	6,120,388	Hindustan Petroleum	1,669,722		11,085,957
China Shenhua Energy, Cl. H	5,102,000	5,672,188	Mahanagar Telephone Nigam	4,347,957		12,656,766
China Shipping			Mahanagar Telephone Nigam, ADR	340,450		2,383,150
Container Lines, Cl. H	617,000	248,470	Mahindra & Mahindra	16,700		273,907
China Telecom, Cl. H	23,113,400	8,625,739	Oil & Natural Gas	386,536		8,588,633
Datang International			Reliance Industries	1,325,608		21,494,139
Power Generation, Cl. H	250,000	187,234	Satyam Computer Services	30,148		362,251
Huadian Power International, Cl. H	29,094,300	8,043,859			[b]	15,196,500
			State Bank of India, GDR	337,700
Huaneng Power International, Cl. H	5,923,600	4,231,651	Tata TEA	24,840		449,569
PetroChina, Cl. H	10,492,000	8,157,017				120,610,911
Sinopec Yizheng			Indonesia—1.8%
Chemical Fibre, Cl. H	19,060,000	3,031,332	Astra International	250,000		246,551
Sinotrans, Cl. H	15,027,600	5,277,723	Bank Mandiri Persero	25,324,500		3,380,396
Weiqiao Textile, Cl. H	2,028,500	2,663,224	Bank Rakyat Indonesia	681,500		171,172
		56,349,775	Gudang Garam	5,317,700		5,689,496
Croatia—.4%			Indofood Sukses Makmur	54,366,500		4,171,547
Pliva, GDR	457,400 [b]	5,799,832	Telekomunikasi Indonesia	19,481,500		9,593,801
Egypt—.3%			United Tractors	791,000		299,043
Commercial International Bank, GDR	489,300 [b]	3,982,902				23,552,006

The Funds 43

STATEMENT OF INVESTMENTS (continued)
Mellon Emerging Markets Fund (continued)

Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)

Israel—.8%			Poland (continued)
Bank Hapoalim	915,782	3,380,403	Telekomunikacja Polska	929,267	6,422,715
Bank Leumi Le-Israel	1,151,000	3,405,025			11,958,702
Check Point Software Technologies	12,400 [c]	279,744	Russia—3.8%
Nice Systems, ADR	6,500 [c]	281,060	Gazprom, ADR	315,900	15,573,870
Super-Sol	1,565,094	3,904,442	LUKOIL, ADR	682,000	33,142,710
		11,250,674	NovaTek, GDR	115,200 [b,c]	2,534,400
Malaysia—4.4%			Rostelecom, ADR	22,900	309,150
AMMB Holdings	1,569,800	1,065,897			51,560,130
Commerce Asset Holdings	6,404,300	9,422,922	South Africa—11.1%
Gamuda	7,233,300	8,212,889	Alexander Forbes	2,300,119	4,968,835
Genting	2,575,000	13,037,835	Aveng	3,006,641	6,258,915
Kuala Lumpur Kepong	2,206,400	4,214,271	Bidvest Group	873,380	11,992,681
MK Land Holdings	1,545,000	401,718	Edgars Consolidated Stores	64,320	321,347
Resorts World	2,745,900	7,493,224	Illovo Sugar	833,876	1,159,435
Sime Darby	9,099,200	14,590,102	Impala Platinum Holdings	114,690	12,054,613
		58,438,858	Investec	9,644	307,593
Mexico—6.9%			JD Group	30,268	351,898
Alfa, Cl. A	46,000	278,882	Mittal Steel South Africa	41,227	311,874
Cemex	1,271,142	6,053,170	Nampak	4,196,510	10,153,378
Cemex, ADR	7,200	343,224	Nedbank Group	1,881,063	25,974,333
Coca-Cola Femsa, ADR	770,300	20,798,100	Network Healthcare Holdings	4,034,171	3,878,889
Controladora Comercial			Old Mutual	4,638,886	11,812,059
Mexicana (Units)	9,497,100	13,244,375
			Sanlam	6,983,700	14,559,890
Desc, Ser. B	6,871,166 [c]	1,782,312
			Sappi	1,655,781	17,728,433
Embotelladoras Arca	183,000	394,719
			Sasol	501,361	16,935,211
Grupo Continental	2,047,500	3,464,531
Grupo Financiero Banorte, Cl. O	42,945	352,551	Shoprite Holdings	1,364,836	3,441,574
Grupo Mexico, Ser. B	183,029	321,781	Steinhoff International Holdings	2,598,369	6,735,756
Kimberly-Clark de Mexico, Cl. A	3,522,100	11,582,064	Telkom SA	23,402	468,775
Organizacion Soriana, Cl. B	59,400	233,049	Tiger Brands	16,802	342,243
Telefonos de Mexico, ADR	1,729,200	33,200,640			149,757,732
		92,049,398	South Korea—21.1%
Philippines—.6%			CJ	90,860	5,800,947
ABS-CBN Broadcasting	1,568,300 [c]	376,888	Daeduck Electronics	27,710	252,446
Bank of Philippine Islands	6,436,576	6,120,213	Daegu Bank	28,130	295,879
Manila Electric, Cl. B	2,878,000 [c]	1,162,904	Daelim Industrial	111,660	6,628,458
		7,660,005	Dongbu Insurance	26,910	325,454
Poland—.9%			Honam Petrochemical	4,600	241,063
KGHM Polska Miedz	240,533	2,948,107	Hyundai Department Store	77,900	5,140,814
Polski Koncern Naftowy Orlen	15,999	276,201	Hyundai Development	115,870	3,110,387
Powszechna Kasa			Hyundai Motor	178,090	12,298,528
Oszczednosci Bank Polski	261,300 [b]	2,311,679	Industrial Bank of Korea	664,650	6,953,480

44

Mellon Emerging Markets Fund (continued)

Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)

South Korea (continued)			Taiwan (continued)
INI Steel	121,730	2,478,992	Elan Microelectronics	2,204,726	980,458
Kangwon Land	702,317	11,088,064	Evergreen Marine	284,900	195,708
KCC	1,200	258,567	Far EasTone Telecommunications	168,000	211,804
Kia Motors	354,840	5,294,186	First Financial Holding	15,273,300	11,243,988
Kookmin Bank	469,114	23,603,266	High Tech Computer	35,600	393,188
Kookmin Bank, ADR	53,340	2,703,271	Nien Hsing Textile	2,056,000	1,562,912
Korea Electric Power	756,180	23,793,824	Novatek Microelectronics	85,909	364,237
Korea Fine Chemical	11,140	91,944	Optimax Technology	3,822,283	6,697,188
Korean Air Lines	493,220	8,465,766	Phoenix Precision Technology	253,358	242,985
KT, ADR	905,350	18,423,873	Quanta Computer	9,543,433	15,230,442
KT Freetel	15,150	368,544	Siliconware Precision Industries	280,084	252,818
Kumho Tire, GDR	308,200 [b]	2,326,910	SinoPac Financial Holdings	28,723,225	13,807,460
LG Chem	308,440	12,654,458	Sunplus Technology	2,773,000	2,799,637
LG Electronics	274,480	16,549,278	Taishin Financial Holdings	2,183,440	1,402,568
LG Telecom	56,300 [c]	305,516	Taiwan Mobile	8,737,806	8,147,333
POSCO	67,000	13,894,136	Taiwan Semiconductor
POSCO, ADR	71,350	3,728,038	Manufacturing, ADR	32,900	270,767
Pusan Bank	27,560	266,696	United Microelectronics	48,199,928	29,085,996
Samsung	212,090	3,129,330	Yageo	33,239,960 [c]	10,532,171
Samsung Electro-Mechanics	536,100	12,967,001			166,201,476
Samsung Electronics	60,050	31,732,103	Thailand—2.2%
Samsung Fire & Marine Insurance	145,350	13,983,571	Bank of Ayudhya	621,300	191,461
Samsung SDI	86,840	8,192,735	Charoen Pokphand Foods	20,310,700	2,432,587
SK	132,600	6,602,553	Delta Electronics Thai	956,700	359,799
SK Telecom	45,100	8,252,892	Kasikornbank	6,009,700	8,847,678
SK Telecom, ADR	550,000	11,693,000	Krung Thai Bank	38,766,800	8,973,591
		283,895,970	PTT	48,000	282,907
Taiwan—12.4%			Siam Commercial Bank	6,922,500	7,998,012
Accton Technology	3,368,225 [c]	1,262,874	Siam Makro	547,400	752,407
Acer	150,520	286,529	Thai Olefins	136,200	195,134
Advanced Semiconductor					30,033,576
Engineering	9,511,000	6,558,051	Turkey—.7%
Asia Cement	612,360	338,004	Tupras Turkiye Petrol Rafine	601,456	9,208,468
Asustek Computer	3,322,128	8,093,465	United States—.2%
Benq	8,465,100	7,938,193	iShares MSCI Emerging Markets Index	38,000	2,968,560
Catcher Technology	64,190	424,763	Total Common Stocks
China Development			(cost $959,194,279)	1,259,086,942

Financial Holding	664,000 [c]	243,125
China Motor	6,665,220	6,129,616	Preferred Stocks—2.7%

Chunghwa Telecom, ADR	166,400	3,203,200	Brazil:
Compal Electronics	23,518,572	23,525,824	Banco Bradesco	9,700	411,697
Delta Electronics	2,931,287	4,776,172	Banco Itau Holding Financeira	1,900	397,564

The Funds 45

STATEMENT OF INVESTMENTS (continued)
Mellon Emerging Markets Fund (continued)

				Principal
Preferred Stocks (continued)	Shares	Value ($)	Short-Term Investment—1.4%	Amount ($)	Value ($)

Brazil (continued):			Repurchase Agreement;
Centrais Electricas Brasileiras	163,381	2,177,395	JP Morgan Chase & Co.,
Cia de Tecidos Norte de Minas	53,122	3,832,919	3.48%, dated 8/31/2005,
Cia Energetica de Minas Gerais	217,434	7,599,732	due 9/1/2005 in the
			amount of $18,801,817
Cia Paranaense de Energia	1,332,700	7,653,083	(collateralized by $18,986,000
Duratex	189,500	1,785,535	U.S. Treasury Notes,
Perdigao	8,100	215,555	4.125%, 8/15/2008,
Petroleo Brasileiro	8,400	463,478	value $19,175,860)
Telecomunicacoes de Sao Paulo	201,427	3,706,065	(cost $18,800,000)	18,800,000	18,800,000

Telemar Norte Leste, Cl. A	150,904	3,330,507	Total Investments
Telemig Celular Participacoes	2,811,118	4,438,419	(cost $1,001,211,354)	97.9%	1,314,162,787
Tim Participacoes	168,500	263,896	Cash and Receivables (Net)	2.1%	28,195,351
Total Preferred Stocks
(cost $23,217,075)		36,275,845	Net Assets	100.0%	1,342,358,138

ADR—American Depository Receipts.
GDR—Global Depository Receipts.
[a] The valuation of this security has been determined in good faith under the direction of the Trust’s Board.
[b] Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2005, these securities amounted to $52,198,719 or 3.9% of net assets.
[c] Non-income producing.

Telecommunications	11.1	Multi-Industry	2.8
Banking	9.2	Electrical & Electronics	2.5
Electronic Components & Instruments	8.2	Utilities	2.5
Energy	6.5	Leisure & Tourism	2.4
Energy Equipment & Services	5.8	Building Materials	2.3
Financial Services	4.6	Insurance	1.9
Utilities	4.5	Data Processing & Reproduction	1.8
Healthcare	4.3	Consumer Durables	1.6
Metals	3.8	Forest Products & Paper	1.6
Automobiles	3.2	Short-Term Investments	1.4
Beverages & Tobacco	3.1	Other	9.8
Chemicals	3.0		97.9

† Based on net assets.
See notes to financial statements.

46

STATEMENT OF INVESTMENTS
August 31, 2005

Mellon Balanced Fund

Common Stocks—43.0%	Shares	Value ($)		Shares	Value ($)

Consumer Cyclical—4.1%			Health Care—5.7%
Aeropostale	17,500 [a]	446,950	Abbott Laboratories	34,130	1,540,287
Bed Bath & Beyond	22,760 [a]	922,918	Aetna	13,980	1,113,786
Chico’s FAS	26,420 [a]	917,038	Amgen	31,310 [a]	2,501,669
Coach	13,800 [a]	458,022	Boston Scientific	56,290 [a]	1,513,075
Coldwater Creek	13,990 [a]	428,794	Johnson & Johnson	33,030	2,093,772
Harrah’s Entertainment	10,850	754,726	Kinetic Concepts	9,300 [a]	509,640
Home Depot	15,840	638,669	Medtronic	26,320	1,500,240
McDonald’s	28,130	912,818	Novartis, ADR	21,550	1,050,562
Nordstrom	41,880	1,406,330	Pfizer	130,323	3,319,327
Starbucks	27,650 [a]	1,355,956	Sanofi-Synthelabo, ADR	17,800	761,128
Starwood Hotels			UnitedHealth Group	53,800	2,770,700
& Resorts Worldwide	20,180	1,176,494	Wyeth	31,140	1,425,901
Target	21,640	1,163,150			20,100,087
Wal-Mart Stores	44,760	2,012,410	Interest Sensitive—8.9%
Walgreen	35,370	1,638,692	Allstate	16,910	950,511
Yum! Brands	5,990	283,806	American Express	23,920	1,321,341
		14,516,773	American International Group	43,356	2,566,675
Consumer Staples—3.2%			Bear Stearns Cos.	7,330	736,665
ACCO Brands	2,218 [a]	57,890	Capital One Financial	12,650	1,040,336
Altria Group	27,400	1,937,180	Citigroup	53,106	2,324,450
Archer-Daniels-Midland	29,660	667,647	Commerce Bancorp	12,500	421,500
Coca-Cola	14,760	649,440	Fannie Mae	17,120	873,805
Fortune Brands	9,440	821,091	Freddie Mac	22,770	1,374,853
General Mills	12,160	560,819	General Electric	115,460	3,880,611
Gillette	19,770	1,065,010	Goldman Sachs Group	15,210	1,691,048
Kimberly-Clark	12,730	793,334	JPMorgan Chase & Co.	86,172	2,920,369
PepsiCo	37,500	2,056,875	Lehman Brothers Holdings	11,330	1,197,128
Procter & Gamble	43,020	2,386,749	MBNA	34,920	879,984
Sysco	12,570	419,586	Morgan Stanley	14,280	726,423
		11,415,621	PNC Financial Services Group	16,710	939,603
Electronics-Semiconductors/
Components—.2%			Radian Group	7,070	361,842
Marvell Technology Group	13,000 [a]	613,470	RenaissanceRe Holdings	9,250	419,117
Energy—4.5%			Simon Property Group	12,560	955,439
Amerada Hess	11,470	1,457,837	St. Paul Travelers Cos.	44,290	1,904,913
Apache	19,150	1,371,523	US Bancorp	40,586	1,185,923
ConocoPhillips	37,920	2,500,445	Wachovia	15,867	787,321
Devon Energy	20,838	1,266,325	Wells Fargo & Co.	35,080	2,091,470
Exxon Mobil	78,450	4,699,155			31,551,327
Occidental Petroleum	24,860	2,064,126	Producer Goods—4.7%
Suncor Energy	16,930	1,003,272	Air Products & Chemicals	16,680	924,072
XTO Energy	35,756	1,423,088	Caterpillar	23,680	1,314,003
		15,785,771	Companhia Vale do Rio Doce, ADR	23,720	815,731
The Funds 47

STATEMENT OF INVESTMENTS (continued)
Mellon Balanced Fund (continued)

Common Stocks (continued)	Shares		Value ($)		Shares	Value ($)

Producer Goods (continued)				Technology (continued)
Cooper Industries, Cl. A	9,390		623,871	Microsoft	192,420	5,272,308
DR Horton	22,000		812,240	QUALCOMM	47,450	1,884,239
Freeport-McMoRan Copper & Gold, Cl. B	30,190		1,273,112	Symantec	62,340 [a]	1,307,893
General Dynamics	7,190		823,902			25,165,782
Goodrich	7,900		216,729	Utilities—1.9%
Honeywell International	26,970		1,032,412	Ameren	9,120	500,962
Inco	29,510		1,249,158	Constellation Energy Group	18,670	1,096,862
Ingersoll-Rand, Cl. A	10,400		828,048	Entergy	12,330	923,640
ITT Industries	7,330		799,850	Exelon	30,110	1,622,628
L-3 Communications Holdings	8,160		668,141	PPL	30,300	968,388
Pentair	18,720		739,066	SBC Communications	34,097	821,056
PPG Industries	13,530		852,119	Telefonos de Mexico, ADR	49,600	952,320
3M	12,650		900,048			6,885,856
Tyco International	45,670		1,270,996	Total Common Stocks
United Technologies	30,220		1,511,000	(cost $107,282,428)		152,063,662

			16,654,498		Principal
Retail-Computers				Bonds and Notes—32.2%	Amount ($)	Value ($)

& Electronics—.2%
				Asset-Backed Certificates/
Best Buy	14,700		700,602	Automobile—.6%
Scientific Instruments—.2%				Harley-Davidson Motorcycle Trust:
Fisher Scientific International	10,100	[a]	651,248	Ser. 2003-4, Cl. A2,
Services—2.3%				2.69%, 4/15/2011	670,000	655,631
Allied Waste Industries	47,900	[a]	382,242	Ser. 2005-3, Cl. A2,
Cendant	60,220		1,224,875	4.41%, 6/15/2012	275,000	274,957
McGraw-Hill Cos.	31,080		1,498,677	Honda Auto Receivables Owner Trust,
				Ser. 2004-3, Cl. A4,
News, Cl. B	82,690		1,413,172	3.28%, 2/18/2010	580,000	566,227
Sprint Nextel Corp	80,116		2,077,408	Onyx Acceptance Owner Trust,
Time Warner	79,590		1,426,253	Ser. 2005-A, Cl. A4,
			8,022,627	3.91%, 9/15/2011	590,000	585,156
Technology—7.1%						2,081,971
Amdocs	29,110	[a]	854,378	Asset-Backed Certificates/
Apple Computer	13,200	[a]	619,476	Credit Card—.5%
Cisco Systems	144,080	[a]	2,538,690	Bank One Issuance Trust,
Corning	38,600	[a]	770,456	Ser. 2003-C3, Cl. C3,
Danaher	20,910		1,119,940	4.77%, 2/16/2016	1,800,000	1,806,727
Dell	63,180	[a]	2,249,208	Asset-Backed
eBay	46,940	[a]	1,900,601	Certificates/Other—.3%
				Caterpillar Financial Asset Trust,
Electronic Arts	10,910	[a]	624,925	Ser. 2005-A, Cl. A4,
EMC	73,900	[a]	950,354	4.10%, 6/25/2010	755,000	752,685
Google, Cl. A	2,900	[a]	829,400	CNH Equipment Trust,
Intel	100,940		2,596,177	Ser. 2005-A, Cl. A4B,
International Business Machines	8,140		656,247	4.29%, 6/15/2012	275,000	275,384
Linear Technology	26,140		991,490			1,028,069

48

Mellon Balanced Fund (continued)

	Principal				Principal
Bonds and Notes (continued)	Amount ($)		Value ($)		Amount ($)		Value ($)

Banking/Finance—4.1%				Commercial Mortgage Pass-
American Express,				Through Certificates (continued)
Notes, 4.75%, 6/17/2009	1,235,000	[b]	1,253,610	GS Mortgage Securities II (continued):
AXA Financial,				Ser. 2005-GG4, Cl. A4,
Sr. Notes, 7.75%, 8/1/2010	500,000		570,356	4.761%, 7/10/2039	350,000		352,976
Bank of America,				JP Morgan Chase Commercial
Sr. Notes, 5.875%, 2/15/2009	750,000		788,256	Mortgage Securities:
Bear Stearns Cos.,				Ser. 2005-CB11, Cl. A2,
Notes, 4.50%, 10/28/2010	980,000		979,725	5.016%, 8/12/2037	520,000		531,258
				Ser. 2005-LDP2, Cl. AM,
Caterpillar Financial Services,				4.78%, 7/15/2042	430,000		432,878
Notes, Ser. F, 3.625%, 11/15/2007	810,000		800,725				3,903,795
CIT Group,				Foreign/Governmental—.9%
Debs., 5.875%, 10/15/2008	1,200,000		1,252,339	Financement Quebec,
Countrywide Home Loan,				Govt. Gtd. Notes, 5%, 10/25/2012	605,000		627,669
Notes, 3.25%, 5/21/2008	600,000		582,399	Province of Manitoba,
ERP Operating,				Notes, 4.45%, 4/12/2010	405,000		410,212
Notes, 6.95%, 3/2/2011	750,000		829,660	Province of Ontario:
General Electric Capital,				Notes, 5.125%, 7/17/2012	500,000	[b]	530,920
Notes, 3.125%, 4/1/2009	220,000	[b]	211,632	Sr. Unsub. Bonds, 5.50%, 10/1/2008	465,000		485,095
Goldman Sachs Group,				Republic of Italy,
Notes, 4.75%, 7/15/2013	1,000,000		995,501	Bonds, 4%, 6/16/2008	710,000		708,579
KFW,				United Mexican States,
Gov’t Gtd. Notes,				Notes, 6.625%, 3/3/2015	500,000	[b]	553,250
3.75%, 1/24/2008	975,000		967,386				3,315,725
Landwirtschaftliche Rentenbank,				Industrial—1.1%
Gov’t Gtd. Notes,				Alcoa, Notes, 4.25%, 8/15/2007	885,000		886,191
3.25%, 10/12/2007	895,000		878,548
				Canadian National Railways,
Lehman Brothers Holdings,				Notes, 4.25%, 8/1/2009	1,000,000		995,028
Notes, 7%, 2/1/2008	875,000		927,741	Conoco Funding,
Merrill Lynch & Co.,				Gtd. Notes, 6.35%, 10/15/2011	490,000		541,942
Notes, Ser. C, 4.125%, 9/10/2009	900,000		890,707	International Business Machines,
Morgan Stanley,				Debs., 7%, 10/30/2025	650,000		801,965
Unsub. Notes, 6.75%, 4/15/2011	775,000		857,364	Wal-Mart Stores,
PNC Funding,				Bonds, 5.25%, 9/1/2035	690,000		698,888
Sr. Notes, 4.50%, 3/10/2010	900,000		901,999				3,924,014
Wells Fargo Financial,				Media/Telecommunications—1.6%
Notes, 5.50%, 8/1/2012	795,000		842,729	Comcast,
			14,530,677	Bonds, 5.65%, 6/15/2035	515,000		507,360
Commercial Mortgage				British Sky Broadcasting,
Pass-Through Certificates—1.1%				Gtd. Notes, 6.875%, 2/23/2009	330,000		353,790
Asset Securitization,				Sprint Capital,
Ser. 1995-MD4, Cl. A1,				Notes, 8.375%, 3/15/2012	950,000		1,135,850
7.10%, 8/13/2029	89,907		92,458	Time Warner Cos.,
GS Mortgage Securities II:				Gtd. Notes, 6.95%, 1/15/2028	650,000		735,491
Ser. 1998-GLII, Cl. A2,				Univision Communications,
6.562%, 4/13/2031	2,375,000		2,494,225	Sr. Notes, 3.50%, 10/15/2007	1,150,000		1,123,243

The Funds 49

STATEMENT OF INVESTMENTS (continued)
Mellon Balanced Fund (continued)

	Principal			Principal
Bonds and Notes (continued)	Amount ($)	Value ($)		Amount ($)	Value ($)

Media/Telecommunications (continued)			U.S. Government
Verizon New York,			Agencies (continued)
Debs., 7.375%, 4/1/2032	500,000	588,188	Federal Home Loan
Viacom,			Mortgage Corp., Notes:
Gtd. Notes, 7.875%, 7/30/2030	850,000	1,048,835	3.75%, 8/3/2007	885,000	880,545
		5,492,757	4.50%, 8/22/2007	655,000	657,364
			3.30%, 9/14/2007	1,125,000	1,110,420
Real Estate Investment Trusts—.2%			3.25%, 11/2/2007	155,000	152,425
Liberty Property,			4.375%, 1/25/2010	840,000	838,848
Sr. Notes, 7.25%, 3/15/2011	250,000	278,735	4.75%, 12/8/2010	715,000	716,380
Mack-Cali Realty,			Federal National Mortgage
Notes, 7.75%, 2/15/2011	475,000	540,085	Association, Notes:
		818,820	4%, 5/9/2007	585,000	583,750
Residential Mortgage			4.125%, 6/16/2008	590,000	587,133
Pass-Through Certificates—.1%			4.75%, 8/25/2008	425,000	426,938
ABN Ambro Mortgage Corp.,					9,370,812
Ser. 2002-1A, Cl. M,			U.S. Government Agencies/
5.627%, 6/25/2032	207,875 [c]	208,597	Mortgage-Backed—10.8%
Washington Mutual,			Federal Home Loan Mortgage Corp.:
Ser. 2003-S4, Cl. 4A1,			8.50%, 6/1/2018	658,180	712,479
4%, 2/25/2032	291,710	290,168	5%, 10/1/2018	1,287,418	1,298,683
		498,765	7%, 8/1/2029	153,732	160,985
U.S. Government—7.8%			5.625%, 7/1/2031	172,344	177,109
U.S. Treasury Bonds:			6.50%, 8/1/2032	926,899	959,915
6.25%, 8/15/2023	2,540,000	3,148,203	5.50%, 9/1/2006-3/1/2035	4,059,261	4,129,474
6%, 2/15/2026	50,000	61,332	Federal National
5.375%, 2/15/2031	1,195,000	1,401,412	Mortgage Association:
U.S. Treasury Inflation			8%, 2/1/2013	235,915	246,161
Protection Securities,			4.50%, 5/1/2020-7/1/2020	2,855,815	2,834,712
1.625%, 1/15/2015	1,201,943 [b,d]	1,201,592	7%, 6/1/2009-6/1/2032	609,867	636,054
U.S Treasury Notes:			7.50%, 7/1/2032	267,806	284,041
5.50%, 2/15/2008	155,000 [b]	161,163	6%, 9/1/2019-3/1/2035	3,455,813	3,549,577
6%, 8/15/2009	7,210,000 [b]	7,775,192	6.50%, 3/1/2017-6/1/2035	2,364,751	2,449,485
4.375%, 5/15/2007-8/15/20012	8,090,000 [b]	8,181,117	5%, 10/1/2018-7/1/2035	10,860,930	10,855,619
4%, 11/15/2012	400,000 [b]	401,920	5.50%, 1/1/2020-7/1/2035	7,204,479	7,300,805
4.125%, 5/15/2015	5,200,000 [b]	5,235,100	Ser. 333, Cl. 2, 5.50%,
		27,567,031	3/1/2033 (Interest
			Only Obligation)	1,190,989	226,863
U.S. Government Agencies—2.7%
Federal Farm Credit Bank, Bonds,			Government National
4.125%, 4/15/2009	855,000	855,043	Mortgage Association I:
			8%, 2/15/2008	170,810	175,026
Federal Home Loan Bank, Bonds:			9%, 12/15/2009	389,920	407,829
3.75%, 3/7/2007	130,000	129,326	7%, 5/15/2023-11/15/2023	418,205	442,252
4%, 4/25/2007	85,000	84,850	6.50%, 2/15/2024	245,267	256,763
3.875%, 2/15/2008	760,000	755,689	7.50%, 3/15/2027	165,996	177,096
3.90%, 2/25/2008	560,000	557,846	6%, 10/15/2008-10/15/2033	858,352	882,442
4.25%, 5/16/2008	610,000	607,395
4.65%, 8/22/2008	425,000	426,860			38,163,370

50

Mellon Balanced Fund (continued)

	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)	Other Investments (continued)	Shares	Value ($)

Utilities—.4%			Registered Investment
Dominion Resources			Companies (continued):
Sr. Unscd. Notes,			Mellon Small Cap Stock Fund,
5.15%, 7/15/2015	500,000	506,838	Class M Shares	634,438 [e]	10,899,641
FPL Group Capital,			Total Other Investments
Gtd. Debs., 6.125%, 5/15/2007	700,000	721,628	(cost $65,913,724)		90,040,116

		1,228,466
Total Bonds and Notes			Investment of Cash Collateral
(cost $113,095,071)		113,730,999	for Securities Loaned—6.1%

			Registered Investment Company;
Other Investments—25.5%	Shares	Value ($)	Dreyfus Institutional Cash

Registered Investment Companies:			Advantage Plus Fund
			(cost $21,441,190)	21,441,190 [f]	21,441,190

Mellon Emerging Markets Fund,
Class M Shares	899,547 [e]	20,410,713	Total Investments
Mellon International Fund,			(cost $307,732,413)	106.8%	377,275,967

Class M Shares	2,103,737 [e]	34,080,543	Liabilities, Less Cash and Receivables	(6.8%)	(23,902,315)
Mellon Mid Cap Stock Fund,
Class M Shares	1,665,488 [e]	24,649,219	Net Assets	100.0%	353,373,652

ADR—American Depository Receipts.
[a] Non-income producing.
[b] All or a portion of these securities are on loan. At August 31, 2005, the total market value of the fund’s securities on loan is $24,945,632 and the total market value of the collateral held by the fund is $25,478,199, consisting of cash collateral of $21,441,190 and U.S. Government and agency securities valued at $4,037,009.
[c] Variable rate security—interest rate subject to periodic change.
[d] Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.
[e] Investments in affiliated mutual funds.
[f] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)

Registered Investment Companies	25.5	Health Care	5.7
U.S. Government Agencies/Mortgage-Backed	10.8	Producer Goods	4.7
Interest Sensitive	8.9	Energy	4.5
U.S Government	7.8	Other	25.7
Technology	7.1
Money Market Investments	6.1		106.8

† Based on net assets.
See notes to financial statements.

The Funds 51

STATEMENTS OF ASSETS AND LIABILITIES
August 31, 2005

	Mellon	Mellon	Mellon	Mellon
	Large Cap	Income	Mid Cap	Small Cap
	Stock Fund	Stock Fund	Stock Fund	Stock Fund

Assets ($):
Investments in securities—
See Statement of Investments†
(including securities on loan)††—Note 2(b):
Unaffiliated isuers	1,734,768,642	395,664,168	1,492,221,587	803,725,990
Affiliated issuers	39,543,268	7,600,890	16,892,046	96,933,352
Cash	—	—	1,414,161	1,392,678
Receivable for investment securities sold	28,037,824	—	11,109,585	2,920,697
Dividends and interest receivable	2,617,556	944,674	1,164,131	279,103
Receivable for shares of Beneficial Interest subscribed	1,083,190	280,000	613,977	255,626
Prepaid expenses	25,974	16,736	35,592	15,801
	1,806,076,454	404,506,468	1,523,451,079	905,523,247

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 4(c)	990,846	226,319	977,591	612,143
Due to Administrator—Note 4(a)	197,441	44,744	167,060	91,533
Cash overdraft due to Custodian	291,298	383,091	—	—
Liability for securities on loan—Note 2(b)	39,543,268	7,600,890	16,892,046	96,933,352
Payable for investment securities purchased	27,107,360	151,867	11,388,220	4,832,723
Payable for shares of Beneficial Interest redeemed	379,157	—	474,921	518,869
Accrued expenses	50,762	29,662	42,128	35,224
	68,560,132	8,436,573	29,941,966	103,023,844

Net Assets ($)	1,737,516,322	396,069,895	1,493,509,113	802,499,403

Composition of Net Assets ($):
Paid-in capital	1,321,344,550	284,574,348	972,181,316	558,272,246
Accumulated undistributed investment income—net	534,727	56,371	1,036,313	174,382
Accumulated net realized gain (loss) on investments	(62,401,685)	6,439,831	175,139,971	111,460,405
Accumulated net unrealized appreciation
(depreciation) on investments	478,038,730	104,999,345	345,151,513	132,592,370

Net Assets ($)	1,737,516,322	396,069,895	1,493,509,113	802,499,403

Net Asset Value Per Share
Class M Shares
Net Assets ($)	1,733,531,012	394,977,477	1,458,951,536	797,807,512
Shares Outstanding	176,992,791	39,824,563	98,609,959	46,433,663
Net Asset Value Per Share ($)	9.79	9.92	14.80	17.18

Investor Shares
Net Assets ($)	3,985,310	1,092,418	26,444,991	4,691,891
Shares Outstanding	406,030	109,506	1,795,162	276,412
Net Asset Value Per Share ($)	9.82	9.98	14.73	16.97

Dreyfus Premier Shares
Net Assets ($)	—	—	8,112,586	—
Shares Outstanding	—	—	561,634	—
Net Asset Value Per Share ($)	—	—	14.44	—

† Investments at cost ($):
Unaffiliated issuers	1,256,729,912	290,664,823	1,147,070,074	671,133,620
Affiliated issuers	39,543,268	7,600,890	16,892,046	96,933,352
†† Value of securities on loan ($)	44,570,928	9,432,269	34,949,101	94,286,727

See notes to financial statements.
52

	Mellon	Mellon	Mellon
	International	Emerging	Balanced
	Fund	Markets Fund	Fund

Assets ($):
Investments in securities—See Statement of Investments †
(including securities on loan) ††—Note 2(b):
Unaffiliated isuers	1,834,241,033	1,314,162,787	265,794,661
Affiliated issuers	—	—	111,481,306
Cash	6,372,622	1,169,341	—
Cash denominated in foreign currencies†††	21,321,712	17,317,061	—
Receivable for investment securites sold	8,225,719	16,545,367	3,388,501
Dividends and interest receivable	4,926,274	3,565,779	1,094,940
Receivable for shares of Beneficial Interest subscribed	1,097,347	1,960,640	—
Paydowns receivable	—	—	11,438
Unrealized appreciation on foreign currency exchange contracts—Note 2(e)	28,078	12,634	—
Prepaid expenses	18,278	25,794	14,866
	1,876,231,063	1,354,759,403	381,785,712

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 4(c)	1,694,271	1,901,417	150,930
Due to Administrator—Note 4(a)	208,155	152,824	30,029
Cash overdraft due to Custodian	—	—	2,027,841
Payable for investment securities purchased	12,791,355	9,432,917	3,290,599
Liability for securities on loan—Note 2(b)	—	—	21,441,190
Payable for shares of Beneficial Interest redeemed	583,646	845,686	21,006
Bank loan payable—Note 3	—	—	1,400,000
Unrealized depreciation on foreign currency exchange contracts—Note 2(e)	425	29,799	—
Interest expense—Note 3	—	—	8,068
Accrued expenses	88,845	38,622	42,397
	15,366,697	12,401,265	28,412,060

Net Assets ($)	1,860,864,366	1,342,358,138	353,373,652

Composition of Net Assets ($):
Paid-in capital	1,482,843,025	869,649,243	278,261,878
Accumulated undistributed investment income—net	21,539,696	20,147,828	668,597
Accumulated net realized gain (loss) on investments	111,861,530	139,834,186	4,899,623
Accumulated net unrealized appreciation (depreciation) on investments	—	—	69,543,554
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions	244,620,115	312,726,881	—

Net Assets ($)	1,860,864,366	1,342,358,138	353,373,652

Net Asset Value Per Share
Class M Shares
Net Assets ($)	1,857,397,916	1,337,800,722	351,525,348
Shares Outstanding	114,662,647	58,961,837	27,494,236
Net Asset Value Per Share ($)	16.20	22.69	12.79

Investor Shares
Net Assets ($)	3,466,450	4,557,416	1,848,304
Shares Outstanding	207,129	199,992	144,098
Net Asset Value Per Share ($)	16.74	22.79	12.83

† Investments at cost ($):
Unaffiliated issuers	1,589,617,005	1,001,211,354	220,377,499
Affiliated issuers	—	—	87,354,914
†† Value of securities on loan ($)	444,162	—	24,945,632
††† Cash denominated in foreign currencies (cost) ($)	21,392,868	17,651,540	—

See notes to financial statements.

The Funds 53

STATEMENTS OF OPERATIONS
Year Ended August 31, 2005

	Mellon	Mellon	Mellon	Mellon
	Large Cap	Income	Mid Cap	Small Cap
	Stock Fund	Stock Fund	Stock Fund	Stock Fund

Investment Income ($):
Income:
Cash dividends (net of $74,686, $10,952, $6,918 and
$11,003 foreign taxes withheld at source, respectively)	31,092,567	9,758,465	15,316,562	7,124,022
Interest	597,024	329,648	340,791	189,637
Income from securities lending	38,270	8,328	143,034	476,664
Total Income	31,727,861	10,096,441	15,800,387	7,790,323
Expenses:
Investment advisory fee—Note 4(a)	10,673,410	2,230,567	10,109,587	7,048,135
Administration fee—Note 4(a)	2,215,136	462,685	1,818,117	1,118,908
Custodian fees—Note 4(c)	107,795	26,300	98,873	85,387
Trustees’ fees and expenses—Note 4(d)	62,739	13,197	49,961	33,607
Auditing fees	29,635	23,243	25,082	24,087
Legal fees	29,482	5,228	6,891	14,521
Registration fees	27,960	27,540	35,855	28,011
Shareholder servicing costs—Note 4(c)	10,872	2,750	97,997	12,737
Prospectus and shareholders’ reports	7,824	6,987	42,052	6,861
Distribution fees—Note 4(b)	—	—	65,730	—
Interest expense—Note 3	—	—	9,654	2,892
Miscellaneous	36,367	9,946	27,997	11,322
Total Expenses	13,201,220	2,808,443	12,387,796	8,386,468
Less—reduction in custody fees due to
earnings credits—Note 2(b)	(1,801)	(1,345)	—	(3,113)
Net Expenses	13,199,419	2,807,098	12,387,796	8,383,355
Investment Income (Loss)—Net	18,528,442	7,289,343	3,412,591	(593,032)

Realized and Unrealized Gain (Loss)
on Investments—Note 5 ($):
Net realized gain (loss) on investments	49,992,372	6,443,507	199,130,337	124,554,417
Net unrealized appreciation
(depreciation) on investments	134,534,665	36,248,833	131,825,896	7,285,347
Net Realized and Unrealized
Gain (Loss) on Investments	184,527,037	42,692,340	330,956,233	131,839,764
Net Increase in Net Assets
Resulting from Operations	203,055,479	49,981,683	334,368,824	131,246,732

See notes to financial statements.
54

	Mellon	Mellon	Mellon
	International	Emerging	Balanced
	Fund	Markets Fund	Fund

Investment Income ($):
Income:
Cash dividends (net of $3,676,777, $4,608,393 and $6,916 foreign
taxes withheld at source, respectively)	37,655,638	36,946,077	3,492,985
Interest	1,256,359	481,619	4,919,829
Income from securities lending	81,724	—	26,225
Total Income	38,993,721	37,427,696	8,439,039
Expenses:
Investment advisory fee—Note 4(a)	13,341,337	14,233,018	1,552,710
Administration fee—Note 4(a)	2,116,403	1,669,408	349,162
Custodian fees—Note 4(c)	1,375,485	2,561,561	31,528
Registration fees	74,602	32,716	25,068
Trustees’ fees and expenses—Note 4(d)	59,953	45,820	14,434
Auditing fees	28,570	26,850	35,645
Legal fees	22,123	20,803	4,136
Shareholder servicing costs—Note 4(c)	7,456	14,005	3,205
Prospectus and shareholders’ reports	3,841	5,516	13,117
Interest expense—Note 3	2,377	—	8,306
Miscellaneous	56,945	49,564	20,725
Total Expenses	17,089,092	18,659,261	2,058,036
Less—reduction in custody fees due to earnings credits—Note 2(b)	—	(12,917)	—
Net Expenses	17,089,092	18,646,344	2,058,036
Investment Income—Net	21,904,629	18,781,352	6,381,003

Realized and Unrealized Gain (Loss) on Investments—Note 5 ($):
Net realized gain (loss) on investments	—	—	16,266,463
Net realized gain (loss) on investments and foreign currency transactions	142,332,726	163,176,508	—
Net realized gain (loss) on foreign currency exchange contracts	(1,471,761)	(387,715)	—
Net Realized Gain (Loss)	140,860,965	162,788,793	16,266,463
Net unrealized appreciation (depreciation) on investments	—	—	19,693,002
Net unrealized appreciation (depreciation)
on investments and foreign currency transactions	100,934,933	192,279,052	—
Net Realized and Unrealized Gain (Loss) on Investments	241,795,898	355,067,845	35,959,465
Net Increase in Net Assets Resulting from Operations	263,700,527	373,849,197	42,340,468

See notes to financial statements.

The Funds 55

STATEMENTS OF CHANGES IN NET ASSETS

	Mellon Large Cap Stock Fund		Mellon Income Stock Fund

	Year Ended August 31,		Year Ended August 31,

	2005	2004	2005	2004

Operations ($):
Investment income—net	18,528,442	12,308,880	7,289,343	4,711,642
Net realized gain (loss) on investments	49,992,372	68,780,791	6,443,507	34,939,890
Net unrealized appreciation (depreciation) on investments	134,534,665	38,241,235	36,248,833	(2,981,630)
Net Increase (Decrease) in Net Assets Resulting from Operations	203,055,479	119,330,906	49,981,683	36,669,902

Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(18,372,314)	(12,496,818)	(7,052,698)	(4,805,224)
Investor Shares	(31,103)	(21,293)	(15,954)	(12,371)
Net realized gain on investments:
Class M Shares	—	—	(27,270,508)	(3,983,636)
Investor Shares	—	—	(75,936)	(14,224)
Total Dividends	(18,403,417)	(12,518,111)	(34,415,096)	(8,815,455)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	207,306,006	186,854,023	139,980,677	45,592,369
Investor Shares	1,519,222	14,101,149	276,218	88,373
Dividends reinvested:
Class M Shares	921,282	726,047	18,406,441	2,737,835
Investor Shares	21,575	10,984	89,750	26,489
Cost of shares redeemed:
Class M Shares	(203,961,213)	(228,844,318)	(53,808,276)	(72,272,051)
Investor Shares	(1,299,792)	(13,279,261)	(78,671)	(555,022)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	4,507,080	(40,431,376)	104,866,139	(24,382,007)
Total Increase (Decrease) in Net Assets	189,159,142	66,381,419	120,432,726	3,472,440

Net Assets ($):
Beginning of Period	1,548,357,180	1,481,975,761	275,637,169	272,164,729
End of Period	1,737,516,322	1,548,357,180	396,069,895	275,637,169
Undistributed investment income—net	534,727	437,108	56,371	63,830

Capital Share Transactions (Shares):
Class M Shares
Shares sold	22,038,590	21,219,504	14,483,294	4,864,972
Shares issued for dividends reinvested	98,190	82,445	1,931,894	292,117
Shares redeemed	(21,865,930)	(25,953,732)	(5,530,554)	(7,871,834)
Net Increase (Decrease) in Shares Outstanding	270,850	(4,651,783)	10,884,634	(2,714,745)

Investor Shares
Shares sold	160,554	1,589,881	28,956	9,545
Shares issued for dividends reinvested	2,301	1,249	9,336	2,829
Shares redeemed	(139,866)	(1,468,062)	(8,150)	(58,918)
Net Increase (Decrease) in Shares Outstanding	22,989	123,068	30,142	(46,544)

See notes to financial statements.
56

	Mellon Mid Cap Stock Fund		Mellon Small Cap Stock Fund

	Year Ended August 31,		Year Ended August 31,

	2005	2004	2005	2004

Operations ($):
Investment income (loss)—net	3,412,591	3,917,981	(593,032)	(765,197)
Net realized gain (loss) on investments	199,130,337	107,373,012	124,554,417	43,686,983
Net unrealized appreciation (depreciation) on investments	131,825,896	11,137,361	7,285,347	35,068,269
Net Increase (Decrease) in Net Assets Resulting from Operations	334,368,824	122,428,354	131,246,732	77,990,055

Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(3,984,308)	(3,197,923)	—	—
Investor Shares	(17,531)	(10,284)	—	—
Net realized gain on investments:
Class M Shares	(77,822,375)	—	(19,844,248)	—
Investor Shares	(1,434,735)	—	(84,779)	—
Dreyfus Premier Shares	(570,464)	—	—	—
Total Dividends	(83,829,413)	(3,208,207)	(19,929,027)	—

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	215,658,261	159,457,396	124,390,649	206,754,973
Investor Shares	4,329,614	11,860,398	1,679,037	666,905
Dreyfus Premier Shares	163,180	246,977	—	—
Dividends reinvested:
Class M Shares	46,621,454	668,015	11,761,061	—
Investor Shares	1,344,492	9,349	79,795	—
Dreyfus Premier Shares	488,518	—	—	—
Cost of shares redeemed:
Class M Shares	(207,406,100)	(189,805,996)	(196,753,928)	(94,900,610)
Investor Shares	(5,592,823)	(10,367,338)	(921,111)	(1,315,084)
Dreyfus Premier Shares	(3,785,773)	(7,089,773)	—	—
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	51,820,823	(35,020,972)	(59,764,497)	111,206,184
Total Increase (Decrease) in Net Assets	302,360,234	84,199,175	51,553,208	189,196,239

Net Assets ($):
Beginning of Period	1,191,148,879	1,106,949,704	750,946,195	561,749,956
End of Period	1,493,509,113	1,191,148,879	802,499,403	750,946,195
Undistributed investment income—net	1,036,313	2,419,500	174,382	76,408

The Funds 57

STATEMENTS OF CHANGES IN NET ASSETS (continued)
	Mellon Mid Cap Stock Fund		Mellon Small Cap Stock Fund

	Year Ended August 31,		Year Ended August 31,

	2005	2004	2005	2004

Capital Share Transactions:
Class M Shares
Shares sold	16,035,142	13,025,718	7,529,761	14,075,756
Shares issued for dividends reinvested	3,594,561	55,575	707,645	—
Shares redeemed	(15,380,226)	(15,743,025)	(11,908,708)	(6,347,665)
Net Increase (Decrease) in Shares Outstanding	4,249,477	(2,661,732)	(3,671,302)	7,728,091

Investor Shares [a]
Shares sold	326,579	967,869	104,401	44,983
Shares issued for dividends reinvested	103,982	781	4,851	—
Shares redeemed	(417,144)	(829,700)	(56,733)	(94,651)
Net Increase (Decrease) in Shares Outstanding	13,417	138,950	52,519	(49,668)

Dreyfus Premier Shares [a]
Shares sold	12,634	19,462	—	—
Shares issued for dividends reinvested	38,315	—	—	—
Shares redeemed	(290,042)	(586,382)	—	—
Net Increase (Decrease) in Shares Outstanding	(239,093)	(566,920)	—	—

a During the period ended August 31, 2005, 177,382 Dreyfus Premier shares of Mellon Mid Cap Stock Fund representing $2,306,284 were automatically converted to 174,748 Investor shares and during the period ended August 31, 2004, 408,718 Dreyfus Premier shares of Mellon Mid Cap Stock Fund representing $4,969,465 were automatically converted to 405,061 Investor shares.

See notes to financial statements.

58

	Mellon International Fund		Mellon Emerging Markets Fund

	Year Ended August 31,		Year Ended August 31,

	2005	2004	2005	2004

Operations ($):
Investment income—net	21,904,629	16,404,935	18,781,352	11,759,859
Net realized gain (loss) on investments	140,860,965	88,031,934	162,788,793	80,463,564
Net unrealized appreciation (depreciation) on investments	100,934,933	96,766,316	192,279,052	47,288,199
Net Increase (Decrease) in Net Assets Resulting from Operations	263,700,527	201,203,185	373,849,197	139,511,622

Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(18,606,194)	(13,996,941)	(7,111,602)	(5,321,756)
Investor Shares	(11,955)	(1,305)	(21,031)	(2,047)
Net realized gain on investments:
Class M Shares	(58,460,661)	—	(93,399,039)	(10,285,747)
Investor Shares	(46,662)	—	(338,211)	(5,743)
Total Dividends	(77,125,472)	(13,998,246)	(100,869,883)	(15,615,293)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	532,302,524	352,182,586	276,540,708	412,560,640
Investor Shares	3,052,884	4,308,413	3,641,107	3,575,511
Dividends reinvested:
Class M Shares	16,624,186	3,040,359	57,373,886	7,970,340
Investor Shares	49,927	1,240	348,588	6,955
Cost of shares redeemed:
Class M Shares	(142,862,209)	(97,834,871)	(269,519,059)	(69,024,287)
Investor Shares	(781,894)	(3,874,911)	(3,774,228)	(578,993)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	408,385,418	257,822,816	64,611,002	354,510,166
Total Increase (Decrease) in Net Assets	594,960,473	445,027,755	337,590,316	478,406,495

Net Assets ($):
Beginning of Period	1,265,903,893	820,876,138	1,004,767,822	526,361,327
End of Period	1,860,864,366	1,265,903,893	1,342,358,138	1,004,767,822
Undistributed investment income—net	21,539,696	16,352,003	20,147,828	7,087,091

Capital Share Transactions (Shares):
Class M Shares
Shares sold	34,292,129	25,536,689	13,502,727	23,872,309
Shares issued for dividends reinvested	1,088,683	233,335	2,793,276	457,802
Shares redeemed	(9,252,652)	(6,932,933)	(13,020,978)	(3,908,665)
Net Increase (Decrease) in Shares Outstanding	26,128,160	18,837,091	3,275,025	20,421,446

Investor Shares
Shares sold	191,177	292,232	176,814	200,762
Shares issued for dividends reinvested	3,160	91	16,872	397
Shares redeemed	(48,259)	(256,688)	(183,120)	(32,580)
Net Increase (Decrease) in Shares Outstanding	146,078	35,635	10,566	168,579

See notes to financial statements.

The Funds 59

STATEMENTS OF CHANGES IN NET ASSETS (continued)
		Mellon Balanced Fund

		Year Ended August 31,

	2005	2004

Operations ($):
Investment income—net	6,381,003	6,358,677
Net realized gain (loss) on investments	16,266,463	7,905,951
Net unrealized appreciation (depreciation) on investments	19,693,002	17,010,291
Net Increase (Decrease) in Net Assets Resulting from Operations	42,340,468	31,274,919

Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(6,757,641)	(6,621,136)
Investor Shares	(17,186)	(8,017)
Total Dividends	(6,774,827)	(6,629,153)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	15,452,501	14,543,502
Investor Shares	1,371,782	201,741
Dividends reinvested:
Class M Shares	119,933	105,144
Investor Shares	12,030	3,972
Cost of shares redeemed:
Class M Shares	(41,826,634)	(45,340,881)
Investor Shares	(312,570)	(1,612)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(25,182,958)	(30,488,134)
Total Increase (Decrease) in Net Assets	10,382,683	(5,842,368)

Net Assets ($):
Beginning of Period	342,990,969	348,833,337
End of Period	353,373,652	342,990,969
Undistributed investment income—net	668,597	627,471

Capital Share Transactions (Shares:)
Class M Shares
Shares sold	1,254,690	1,257,979
Shares issued for dividends reinvested	9,722	9,111
Shares redeemed	(3,393,828)	(3,930,836)
Net Increase (Decrease) in Shares Outstanding	(2,129,416)	(2,663,746)

Investor Shares
Shares sold	111,038	17,335
Shares issued for dividends reinvested	967	344
Shares redeemed	(25,405)	(139)
Net Increase (Decrease) in Shares Outstanding	86,600	17,540

See notes to financial statements.
60

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class of each Mellon equity fund for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in each fund would have increased (or decreased) during the period, assuming you had reinvested all dividends and distributions.These figures have been derived from each fund’s financial statements.

			Class M Shares

			Year Ended August 31,

Mellon Large Cap Stock Fund	2005	2004	2003 [a]	2002	2001 [b]

Per Share Data ($):
Net asset value, beginning of period	8.74	8.16	7.77	9.52	12.50
Investment Operations:
Investment income—net[c]	.11	.07	.06	.05	.03
Net realized and unrealized gain (loss) on investments	1.05	.58	.39	(1.59)	(2.97)
Total from Investment Operations	1.16	.65	.45	(1.54)	(2.94)
Distributions:
Dividends from investment income—net	(.11)	(.07)	(.06)	(.05)	(.03)
Dividends from net realized gain on investments	—	—	—	(.16)	(.01)
Total Distributions	(.11)	(.07)	(.06)	(.21)	(.04)
Net asset value, end of period	9.79	8.74	8.16	7.77	9.52

Total Return (%)	13.27	7.95	5.76	(16.47)	(23.55)[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.80	.81	.81	.81	.75[d]
Ratio of net expenses to average net assets	.80	.81	.81	.81	.75[d]
Ratio of net investment income to average net assets	1.13	.77	.83	.56	.27[d]
Portfolio Turnover Rate	23.49	43.52	56.96	44.26	45.08[d]

Net Assets, end of period ($ x 1,000)	1,733,531	1,545,002	1,479,855	1,389,045	1,857,167

[a] Effective December 16, 2002, MPAM shares were redesignated as Class M shares.
[b] From October 2, 2000 (commencement of operations) to August 31, 2001.
[c] Based on average shares outstanding at each month end.
[d] Not annualized.
See notes to financial statements.

The Funds 61

FINANCIAL HIGHLIGHTS (continued)
			Investor Shares

			Year Ended August 31,

Mellon Large Cap Stock Fund	2005	2004	2003	2002	2001 [a]

Per Share Data ($):
Net asset value, beginning of period	8.76	8.16	7.77	9.52	9.99
Investment Operations:
Investment income (loss)—net [b]	.08	.06	.04	.03	(.00)[c]
Net realized and unrealized gain (loss) on investments	1.06	.58	.39	(1.59)	(.47)
Total from Investment Operations	1.14	.64	.43	(1.56)	(.47)
Distributions:
Dividends from investment income—net	(.08)	(.04)	(.04)	(.03)	(.00)[c]
Dividends from net realized gain on investments	—	—	—	(.16)	—
Total Distributions	(.08)	(.04)	(.04)	(.19)	(.00)[c]
Net asset value, end of period	9.82	8.76	8.16	7.77	9.52

Total Return (%)	13.08	7.88	5.50	(16.65)	(4.69)[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.05	1.06	1.07	1.07	.23[d]
Ratio of net expenses to average net assets	1.05	1.06	1.07	1.07	.23[d]
Ratio of net investment income (loss) to average net assets	.87	.59	.56	.31	(.05)[d]
Portfolio Turnover Rate	23.49	43.52	56.96	44.26	45.08[d]

Net Assets, end of period ($ x 1,000)	3,985	3,356	2,121	803	1,496

[a] From July 11, 2001 (date the fund began offering Investor shares) to August 31, 2001.
[b] Based on average shares outstanding at each month end.
[c] Amount represents less than $.01 per share.
[d] Not annualized.
See notes to financial statements.

62

			Class M Shares

			Year Ended August 31,

Mellon Income Stock Fund	2005	2004	2003 [a]	2002 [b]	2001 [c]

Per Share Data ($):
Net asset value, beginning of period	9.50	8.56	8.24	10.39	12.50
Investment Operations:
Investment income—net [d]	.21	.16	.12	.11	.09
Net realized and unrealized gain (loss) on investments	1.27	1.09	.37	(1.56)	(1.96)
Total from Investment Operations	1.48	1.25	.49	(1.45)	(1.87)
Distributions:
Dividends from investment income—net	(.20)	(.17)	(.12)	(.11)	(.09)
Dividends from net realized gain on investments	(.86)	(.14)	(.05)	(.59)	(.15)
Total Distributions	(1.06)	(.31)	(.17)	(.70)	(.24)
Net asset value, end of period	9.92	9.50	8.56	8.24	10.39

Total Return (%)	16.23	14.68	6.19	(14.94)	(15.12)[e]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.82	.83	.83	.82	.77[e]
Ratio of net expenses to average net assets	.82	.83	.83	.82	.77[e]
Ratio of net investment income to average net assets	2.12	1.75	1.48	1.19	.78[e]
Portfolio Turnover Rate	34.61	52.47	12.82	30.35	30.28[e]

Net Assets, end of period ($ x 1,000)	394,977	274,881	271,085	406,875	631,743

[a] Effective December 16, 2002, MPAM shares were redesignated as Class M shares.
[b] As required, effective September 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount or amortizing premium on fixed income securities on a scientific basis and including paydown gains and losses in interest income.There were no effect of these changes for the period ended August 31, 2002 and the ratios were not affected by these changes. Per share data and ratios/supplemental data for periods prior to September 1, 2001 have not been restated
to reflect these changes in presentation.
[c] From October 2, 2000 (commencement of operations) to August 31, 2001.
[d] Based on average shares outstanding at each month end.
[e] Not annualized.
See notes to financial statements.

The Funds 63

FINANCIAL HIGHLIGHTS (continued)
			Investor Shares

			Year Ended August 31,

Mellon Income Stock Fund	2005	2004	2003	2002 [a]	2001 [b]

Per Share Data ($):
Net asset value, beginning of period	9.53	8.58	8.25	10.40	10.66
Investment Operations:
Investment income—net [c]	.18	.14	.10	.10	.02
Net realized and unrealized gain (loss) on investments	1.29	1.08	.38	(1.57)	(.27)
Total from Investment Operations	1.47	1.22	.48	(1.47)	(.25)
Distributions:
Dividends from investment income—net	(.16)	(.13)	(.10)	(.09)	(.01)
Dividends from net realized gain on investments	(.86)	(.14)	(.05)	(.59)	—
Total Distributions	(1.02)	(.27)	(.15)	(.68)	(.01)
Net asset value, end of period	9.98	9.53	8.58	8.25	10.40

Total Return (%)	16.00	14.26	6.03	(15.15)	(2.32)[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.07	1.08	1.09	1.09	.20[d]
Ratio of net expenses to average net assets	1.07	1.08	1.09	1.09	.20[d]
Ratio of net investment income to average net assets	1.88	1.49	1.21	1.08	.16[d]
Portfolio Turnover Rate	34.61	52.47	12.82	30.35	30.28[d]

Net Assets, end of period ($ x 1,000)	1,092	756	1,080	586	163

[a] As required, effective September 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount or amortizing premium on fixed income securities on a scientific basis and including paydown gains and losses in interest income.There were no effect of these changes for the period ended August 31, 2002 and the ratios were not affected by these changes. Per share data and ratios/supplemental data for periods prior to September 1, 2001 have not been restated
to reflect these changes in presentation.
[b] From July 11, 2001 (date the fund began offering Investor shares) to August 31, 2001.
[c] Based on average shares outstanding at each month end.
[d] Not annualized.
See notes to financial statements.

64

			Class M Shares

			Year Ended August 31,

Mellon Mid Cap Stock Fund	2005	2004	2003 [a]	2002	2001 [b]

Per Share Data ($):
Net asset value, beginning of period	12.29	11.07	9.92	11.20	12.50
Investment Operations:
Investment income—net [c]	.04	.04	.05	.04	.02
Net realized and unrealized gain (loss) on investments	3.33	1.21	1.13	(1.29)	(1.32)
Total from Investment Operations	3.37	1.25	1.18	(1.25)	(1.30)
Distributions:
Dividends from investment income—net	(.04)	(.03)	(.03)	(.03)	(.00)[d]
Dividends from net realized gain on investments	(.82)	—	—	—	—
Total Distributions	(.86)	(.03)	(.03)	(.03)	(.00)[d]
Net asset value, end of period	14.80	12.29	11.07	9.92	11.20

Total Return (%)	28.41	11.33	11.94	(11.21)	(10.39)[e]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.91	.91	.92	.93	.85[e]
Ratio of net investment income to average net assets	.26	.34	.47	.33	.14[e]
Portfolio Turnover Rate	83.57	69.03	67.97	61.20	59.63[e]

Net Assets, end of period ($ x 1,000)	1,458,952	1,159,657	1,073,837	839,075	850,110

[a] Effective December 16, 2002, MPAM shares were redesignated as Class M shares.
[b] From October 2, 2000 (commencement of operations) to August 31, 2001.
[c] Based on average shares outstanding at each month end.
[d] Amount represents less than $.01 per share.
[e] Not annualized.
See notes to financial statements.

The Funds 65

FINANCIAL HIGHLIGHTS (continued)
			Investor Shares

			Year Ended August 31,

Mellon Mid Cap Stock Fund	2005	2004	2003	2002	2001 [a]

Per Share Data ($):
Net asset value, beginning of period	12.24	11.03	9.90	11.19	11.32
Investment Operations:
Investment income (loss)—net [b]	.00[c]	.01	.02	(.00)[c]	(.00)[c]
Net realized and unrealized
gain (loss) on investments	3.32	1.21	1.13	(1.28)	(.13)
Total from Investment Operations	3.32	1.22	1.15	(1.28)	(.13)
Distributions:
Dividends from investment income—net	(.01)	(.01)	(.02)	(.01)	—
Dividends from net realized gain on investments	(.82)	—	—	—	—
Total Distributions	(.83)	(.01)	(.02)	(.01)	—
Net asset value, end of period	14.73	12.24	11.03	9.90	11.19

Total Return (%)	28.05	11.02	11.66	(11.44)	(1.15)[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.15	1.16	1.20	1.25	.20[d]
Ratio of net investment income (loss) to average net assets	.02	.10	.19	(.00)[e]	(.03)[d]
Portfolio Turnover Rate	83.57	69.03	67.97	61.20	59.63[d]

Net Assets, end of period ($ x 1,000)	26,445	21,810	18,117	736	140

[a] From July 11, 2001 (date the fund began offering Investor shares) to August 31, 2001.
[b] Based on average shares outstanding at each month end.
[c] Amount represents less than $.01 per share.
[d] Not annualized.
[e] Amount represents less than .01%.
See notes to financial statements.

66

		Dreyfus Premier Shares

		Year Ended August 31,

Mellon Mid Cap Stock Fund	2005	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	12.09	10.96	9.81
Investment Operations:
Investment (loss)—net [b]	(.09)	(.08)	(.06)
Net realized and unrealized gain (loss) on investments	3.26	1.21	1.21
Total from Investment Operations	3.17	1.13	1.15
Distributions:
Dividends from net realized gain on investments	(.82)	—	—
Net asset value, end of period	14.44	12.09	10.96

Total Return (%)	27.11	10.31	11.72[c]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.88	1.91	1.95[c]
Ratio of net investment (loss) to average net assets	(.71)	(.65)	(.58)[c]
Portfolio Turnover Rate	83.57	69.03	67.97

Net Assets, end of period ($ x 1,000)	8,113	9,682	14,996

[a] From the close of business on September 6, 2002 (date the fund began offering Dreyfus Premier shares) to August 31, 2003.
[b] Based on average shares outstanding at each month end.
[c] Not annualized.
See notes to financial statements.

The Funds 67

FINANCIAL HIGHLIGHTS (continued)
			Class M Shares

			Year Ended August 31,

Mellon Small Cap Stock Fund	2005	2004	2003 [a]	2002	2001 [b]

Per Share Data ($):
Net asset value, beginning of period	14.92	13.17	10.95	11.99	12.50
Investment Operations:
Investment (loss)—net [c]	(.01)	(.02)	(.00)[d]	(.03)	(.01)
Net realized and unrealized gain (loss) on investments	2.66	1.77	2.22	(1.01)	(.50)
Total from Investment Operations	2.65	1.75	2.22	(1.04)	(.51)
Distributions:
Dividends from net realized gain on investments	(.39)	—	—	—	—
Net asset value, end of period	17.18	14.92	13.17	10.95	11.99

Total Return (%)	17.86	13.29	20.27	(8.67)	(4.08)[e]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.01	1.02	1.04	1.07	1.00[e]
Ratio of net expenses to average net assets	1.01	1.02	1.03	1.05	.96[e]
Ratio of net investment (loss) to average net assets	(.07)	(.11)	(.02)	(.27)	(.09)[e]
Portfolio Turnover Rate	148.54	91.71	91.99	76.66	101.57[e]

Net Assets, end of period ($ x 1,000)	797,808	747,637	558,172	350,873	151,440

[a] Effective December 16, 2002, MPAM shares were redesignated as Class M shares.
[b] From October 2, 2000 (commencement of operations) to August 31, 2001.
[c] Based on average shares outstanding at each month end.
[d] Amount represents less than $.01 per share.
[e] Not annualized.
See notes to financial statements.

68

			Investor Shares

			Year Ended August 31,

Mellon Small Cap Stock Fund	2005	2004	2003	2002	2001 [a]

Per Share Data ($):
Net asset value, beginning of period	14.78	13.08	10.90	11.98	11.95
Investment Operations:
Investment (loss)—net [b]	(.05)	(.05)	(.03)	(.06)	(.01)
Net realized and unrealized gain (loss) on investments	2.63	1.75	2.21	(1.02)	.04
Total from Investment Operations	2.58	1.70	2.18	(1.08)	.03
Distributions:
Dividends from net realized gain on investments	(.39)	—	—	—	—
Net asset value, end of period	16.97	14.78	13.08	10.90	11.98

Total Return (%)	17.55	13.00	20.00	(9.02)	.25[c]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.26	1.26	1.29	1.32	.20[c]
Ratio of net expenses to average net assets	1.26	1.26	1.28	1.30	.19[c]
Ratio of net investment (loss) to average net assets	(.33)	(.35)	(.27)	(.51)	(.06)[c]
Portfolio Turnover Rate	148.54	91.71	91.99	76.66	101.57[c]

Net Assets, end of period ($ x 1,000)	4,692	3,310	3,578	3,857	1

[a] From July 11, 2001 (date the fund began offering Investor shares) to August 31, 2001.
[b] Based on average shares outstanding at each month end.
[c] Not annualized.
See notes to financial statements.

The Funds 69

FINANCIAL HIGHLIGHTS (continued)
			Class M Shares

			Year Ended August 31,

Mellon International Fund	2005	2004	2003 [a]	2002	2001 [b]

Per Share Data ($):
Net asset value, beginning of period	14.29	11.77	11.03	12.08	12.50
Investment Operations:
Investment income—net [c]	.22	.20	.20	.18	.16
Net realized and unrealized gain (loss) on investments	2.52	2.51	.68	(1.07)	(.58)
Total from Investment Operations	2.74	2.71	.88	(.89)	(.42)
Distributions:
Dividends from investment income—net	(.20)	(.19)	(.14)	(.15)	(.00)[d]
Dividends from net realized gain on investments	(.63)	—	—	(.01)	—
Total Distributions	(.83)	(.19)	(.14)	(.16)	(.00)[d]
Net asset value, end of period	16.20	14.29	11.77	11.03	12.08

Total Return (%)	19.51	23.15	8.19	(7.39)	(3.33)[e]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.09	1.11	1.12	1.12	1.04[e]
Ratio of net expenses to average net assets	1.09	1.10	1.05	1.05	.96[e]
Ratio of net investment income to average net assets	1.40	1.46	1.99	1.59	1.31[e]
Portfolio Turnover Rate	44.92	45.60	36.52	24.63	34.27[e]

Net Assets, end of period ($ x 1,000)	1,857,398	1,265,004	820,568	543,566	398,759

[a] Effective December 16, 2002, MPAM shares were as redesignated as Class M shares.
[b] From October 2, 2000 (commencement of operations) to August 31, 2001.
[c] Based on average shares outstanding at each month end.
[d] Amount represents less than $.01 per share.
[e] Not annualized.
See notes to financial statements.

70

			Investor Shares

			Year Ended August 31,

Mellon International Fund	2005	2004	2003	2002	2001 [a]

Per Share Data ($):
Net asset value, beginning of period	14.74	12.13	11.34	12.08	11.98
Investment Operations:
Investment income (loss)—net [b]	.24	.49	.13	.24	(.00)[c]
Net realized and unrealized gain (loss) on investments	2.55	2.20	.78	(.97)	.10
Total from Investment Operations	2.79	2.69	.91	(.73)	.10
Distributions:
Dividends from investment income—net	(.16)	(.08)	(.12)	—	—
Dividends from net realized gain on investments	(.63)	—	—	(.01)	—
Total Distributions	(.79)	(.08)	(.12)	(.01)	—
Net asset value, end of period	16.74	14.74	12.13	11.34	12.08

Total Return (%)	19.24	22.28	8.24	(5.95)	.75[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.34	1.35	1.36	1.38	.23[d]
Ratio of net expenses to average net assets	1.34	1.35	1.30	1.30	.22[d]
Ratio of net investment income (loss) to average net assets	1.50	2.63	1.10	2.16	(.01)[d]
Portfolio Turnover Rate	44.92	45.60	36.52	24.63	34.27[d]

Net Assets, end of period ($ x 1,000)	3,466	900	308	2,588	28

[a] From July 11, 2001 (date the fund began offering Investor shares) to August 31, 2001.
[b] Based on average shares outstanding at each month end.
[c] Amount represents less than $.01 per share.
[d] Not annualized.
See notes to financial statements.

The Funds 71

FINANCIAL HIGHLIGHTS (continued)
			Class M Shares

			Year Ended August 31,

Mellon Emerging Markets Fund	2005	2004	2003 [a]	2002	2001 [b]

Per Share Data ($):
Net asset value, beginning of period	17.98	14.92	12.33	11.86	12.50
Investment Operations:
Investment income—net [c]	.32	.25	.22	.24	.28
Net realized and unrealized gain (loss) on investments	6.09	3.16	2.77	.75	(.87)
Total from Investment Operations	6.41	3.41	2.99	.99	(.59)
Distributions:
Dividends from investment income—net	(.12)	(.12)	(.12)	(.19)	(.05)
Dividends from net realized gain on investments	(1.58)	(.23)	(.28)	(.33)	(.00)[d]
Total Distributions	(1.70)	(.35)	(.40)	(.52)	(.05)
Net asset value, end of period	22.69	17.98	14.92	12.33	11.86

Total Return (%)	36.62	22.93	25.18	8.48	(4.68)[e]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.51	1.51	1.61	1.68	1.66[e]
Ratio of net expenses to average net assets	1.51	1.50	1.35	1.35	1.24[e]
Ratio of net investment income to average net assets	1.52	1.39	1.77	1.86	2.24[e]
Portfolio Turnover Rate	42.97	46.36	26.43	55.00	44.74[e]

Net Assets, end of period ($ x 1,000)	1,337,801	1,001,344	526,049	145,144	54,863
[a] Effective December 16, 2002, MPAM shares were redesignated as Class M shares.
[b] From October 2, 2000 (commencement of operations) to August 31, 2001.
[c] Based on average shares outstanding at each month end.
[d] Amount represents less than $.01 per share.
[e] Not annualized.
See notes to financial statements.

72

			Investor Shares

			Year Ended August 31,

Mellon Emerging Markets Fund	2005	2004	2003	2002	2001 [a]

Per Share Data ($):
Net asset value, beginning of period	18.08	15.00	12.38	11.92	12.17
Investment Operations:
Investment income—net [b]	.30	.17	.17	.11	.03
Net realized and unrealized gain (loss) on investments	6.09	3.22	2.82	.86	(.28)
Total from Investment Operations	6.39	3.39	2.99	.97	(.25)
Distributions:
Dividends from investment income—net	(.10)	(.08)	(.09)	(.18)	—
Dividends from net realized gain on investments	(1.58)	(.23)	(.28)	(.33)	—
Total Distributions	(1.68)	(.31)	(.37)	(.51)	—
Net asset value, end of period	22.79	18.08	15.00	12.38	11.92

Total Return (%)	36.26	22.68	24.99	8.26	(2.06)[c]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.72	1.84	1.85	1.90	.27[c]
Ratio of net expenses to average net assets	1.72	1.83	1.60	1.60	.23[c]
Ratio of net investment income to average net assets	1.48	1.14	1.12	.88	.03[c]
Portfolio Turnover Rate	42.97	46.36	26.43	55.00	44.74[c]

Net Assets, end of period ($ x 1,000)	4,557	3,424	313	684	1

[a] From July 11, 2001 (date the fund began offering Investor shares) to August 31, 2001.
[b] Based on average shares outstanding at each month end.
[c] Not annualized.
See notes to financial statements.

The Funds 73

FINANCIAL HIGHLIGHTS (continued)
			Class M Shares

			Year Ended August 31,

Mellon Balanced Fund	2005	2004	2003 [a]	2002 [b]	2001 [c]

Per Share Data ($):
Net asset value, beginning of period	11.56	10.79	10.28	11.39	12.50
Investment Operations:
Investment income—net [d]	.22	.20	.25	.31	.32
Net realized and unrealized gain (loss) on investments	1.25	.78	.51	(.92)	(1.11)
Total from Investment Operations	1.47	.98	.76	(.61)	(.79)
Distributions:
Dividends from investment income—net	(.24)	(.21)	(.25)	(.30)	(.32)
Dividends from net realized gain on investments	—	—	—	(.20)	—
Total Distributions	(.24)	(.21)	(.25)	(.50)	(.32)
Net asset value, end of period	12.79	11.56	10.79	10.28	11.39

Total Return (%)	12.78	9.13	7.68	(5.70)	(6.38)[e]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.58	.59	.62	.63	.59[e]
Ratio of net expenses to average net assets	.58	.59	.62	.63	.59[e]
Ratio of net investment income to average net assets	1.81	1.77	2.41	2.81	2.70[e]
Portfolio Turnover Rate	62.64[f]	61.77[f]	83.22	90.36	75.62[e]

Net Assets, end of period ($ x 1,000)	351,525	342,326	348,402	372,089	412,801

[a] Effective December 16, 2002, MPAM shares were redesignated as Class M shares.
[b] As required, effective September 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount or amortizing premium on fixed income securities on a scientific basis and including paydown gains and losses in interest income.The effect of these changes for the period ended
August 31, 2002 was to increase net investment income per share by less than $.01, decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets from 2.79% to 2.81%. Per share data and ratios/supplemental data for periods prior to September 1, 2001 have not been restated to reflect these changes in presentation.
[c] From October 2, 2000 (commencement of operations) to August 31, 2001.
[d] Based on average shares outstanding at each month end.
[e] Not annualized.
[f] The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended August 31, 2005 and August 31, 2004, were 45.79% and 55.45%, respectively.
See notes to financial statements.

74

			Investor Shares

			Year Ended August 31,

Mellon Balanced Fund	2005	2004	2003	2002 [a]	2001 [b]

Per Share Data ($):
Net asset value, beginning of period	11.57	10.79	10.27	11.39	11.53
Investment Operations:
Investment income—net [c]	.18	.17	.23	.27	.04
Net realized and unrealized gain (loss) on investments	1.26	.77	.51	(.91)	(.13)
Total from Investment Operations	1.44	.94	.74	(.64)	(.09)
Distributions:
Dividends from investment income—net	(.18)	(.16)	(.22)	(.28)	(.05)
Dividends from net realized gain on investments	—	—	—	(.20)	—
Total Distributions	(.18)	(.16)	(.22)	(.48)	(.05)
Net asset value, end of period	12.83	11.57	10.79	10.27	11.39

Total Return (%)	12.55	8.76	7.52	(5.91)	(.88)[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.85	.85	.87	.89	.16[d]
Ratio of net expenses to average net assets	.85	.85	.87	.89	.16[d]
Ratio of net investment income to average net assets	1.45	1.45	2.13	2.45	.32[d]
Portfolio Turnover Rate	62.64[e]	61.77[e]	83.22	90.36	75.62[d]

Net Assets, end of period ($ x 1,000)	1,848	665	431	165	1

[a] As required, effective September 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount or amortizing premium on fixed income securities on a scientific basis and including paydown gains and losses in interest income.The effect of these changes for the period ended
August 31, 2002 was to increase net investment income per share by $.01, decrease net realized and unrealized gain (loss) on investments per share by $.01 and increase the ratio of net investment income to average net assets from 2.43% to 2.45%. Per share data and ratios/supplemental data for periods prior to September 1, 2001 have not been restated to reflect these changes in presentation.
[b] From July 11, 2001 (date the fund began offering Investor shares) to August 31, 2001.
[c] Based on average shares outstanding at each month end.
[d] Not annualized.
[e] The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended August 31, 2005 and August 31, 2004, were 45.79% and 55.45%, respectively.
See notes to financial statements.

The Funds 75

NOTES TO FINANCIAL STATEMENTS

NOTE 1—General:

Mellon Funds Trust (the “Trust”) was organized as a Massachusetts business trust which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently comprised of sixteen series including the following diversified equity funds and balanced fund: Mellon Large Cap Stock Fund, Mellon Income Stock Fund, Mellon Mid Cap Stock Fund, Mellon Small Cap Stock Fund, Mellon International Fund, Mellon Emerging Markets Fund and Mellon Balanced Fund (each, a “fund” and collectively, the “funds”). With respect to Mellon Large Cap Stock Fund, Mellon Income Stock Fund, Mellon Mid Cap Stock Fund and Mellon Small Cap Stock Fund, effective December 31, 2004, each fund changed the manner in which its respective investment objective is articulated. Mellon Large Cap Stock Fund, Mellon Mid Cap Stock Fund and Mellon Small Cap Stock Fund seek capital appreciation and Mellon Income Stock Fund seeks total return (consisting of capital appreciation and income). Mellon International Fund and Mellon Emerging Markets Fund seek long-term capital growth. Mellon Balanced Fund seeks long-term growth of principal in conjunction with current income. Mellon Fund Advisers, a division of The Dreyfus Corporation (“Dreyfus”), serves as each fund’s investment adviser (“Investment Adviser”). Mellon Bank, N.A. (“Mellon Bank”), which is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”), serves as administrator for the funds pursuant to an Administration Agreement with the Trust (the “Administration Agreement”). Mellon Bank has entered into a Sub-Administration Agreement with Dreyfus pursuant to which Mellon Bank pays Dreyfus for performing certain administrative services. Dreyfus is a wholly-owned subsidiary of Mellon Financial. Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the Distributor of each fund’s shares, which are sold without a sales charge.

The Trust is authorized to issue an unlimited number of shares of beneficial interest, par value $.001 per share, in each of the Class M and Investor class shares of each fund and in the Dreyfus Premier class shares of Mellon Mid Cap Stock Fund. Dreyfus Premier shares of Mellon Mid Cap Stock Fund are subject to a contingent deferred sales charge (“CDSC”) imposed on redemptions of Dreyfus Premier shares made within six years of purchase and automatically convert to Investor class shares after six years. Each class of shares has similar rights and privileges, except with respect to the expenses borne by and the shareholder services offered to each class, the shareholder services plan applicable to the Investor shares and Dreyfus Premier shares and the Rule 12b-1 plan applicable to the Dreyfus Premier shares and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses that are applicable to all series are allocated among them on a pro rata basis.

The funds’ financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assump-tions.Actual results could differ from those estimates.

NOTE 2—Significant Accounting Policies:

(a) Portfolio valuation: Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is avail-

76

able. Investments in registered investment companies are valued at their net asst value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of the security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the funds calculate their net asset values, the funds may value these investments at fair value as determined in accordance with the procedures approved by the Trust’s Board. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts. For other securities that are fair valued by the Trust’s Board, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

Mellon Balanced Fund

Most debt securities are valued each business day by an independent pricing service (the “Service”) approved by the Trust’s Board. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Debt securities for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other debt securities (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on meth-

ods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Trust’s Board. Restricted securities, as well as securities or other assets for which recent market quotations are not readily available, that are not valued by a pricing service approved by the Trust’s Board, or are determined by the fund not to reflect accurately fair value (such as when an event occurs after the close of the exchange on which the security is principally traded and that is determined by the fund to have changed the value of the security), are valued at fair value as determined in good faith under the direction of the Trust’s Board. The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers.

(b) Securities transactions and investment income:

Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The funds have an arrangement with the custodian banks whereby the funds receive earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the funds include net earnings credits as expense offsets in the Statements of Operations.

Pursuant to a securities lending agreement with Mellon Bank, an affiliate of Dreyfus, the funds may lend securities to certain qualified institutions.At origination,all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securi-

The Funds 77

NOTES TO FINANCIAL STATEMENTS (continued)

ties loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by Dreyfus.The funds are entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the funds would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

The funds may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund’s holding period.This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund’s holding period.The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counterparty default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights.The Investment Adviser reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

(d) Foreign currency transactions: Mellon Emerging Markets Fund and Mellon International Fund do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(e) Foreign currency exchange contracts: Certain funds may enter into forward currency exchange contracts to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, a fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future.With respect to sales of forward currency exchange contracts, a fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, a fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. A fund realizes a gain if the value of the contract increases between those dates.The fund is also exposed to credit risk associated with counterparty nonperformance on these forward currency exchange contracts, which is typically limited to the unrealized gain on each open contract.As of August 31, 2005, there were no open forward currency exchange contracts. Funds may also enter into foreign exchange contracts at the prevailing spot rate in order to facilitate the settle-

78

ment of purchases and sales of foreign securities. Table 1 summarizes open foreign exchange contracts for Mellon International Fund and Mellon Emerging Markets Fund at August 31, 2005.

(f) Concentration of risk: Mellon Emerging Markets Fund invests in equity securities traded on the stock markets of emerging market countries, which can be extremely volatile due to political, social and economic factors. Risks include changes in currency exchange rates, a lack of comprehensive company information, political instability, differing auditing and legal standards, less diverse, less mature economic structures and less liquidity.

(g) Dividends to shareholders: Dividends payable to shareholders are recorded by the funds on the ex-dividend date.Mellon Large Cap Stock Fund,Mellon Income Stock Fund and Mellon Balanced Fund declare and pay dividends from investment income-net monthly. Mellon Mid Cap Stock Fund, Mellon Small Cap Stock Fund, Mellon International Fund and Mellon Emerging Markets Fund declare and pay dividends from investment income-net annually. With respect to each series, dividends from net realized capital gain, if any, are normally declared and paid annually, but the funds may make distributions on a more frequent basis to comply with the distribution require-

Table 1.

Mellon International Fund
	Foreign			Unrealized
	Currency			Appreciation
Foreign Currency Exchange Contracts	Amounts	Cost ($)	Value ($)	(Depreciation) ($)

Purchases:
British Pounds, expiring 9/1/2005	6,605	11,861	11,907	46
Euro, expiring 9/2/2005	39,542	48,320	48,743	423
Japanese Yen, expiring 9/1/2005	528,027,500	4,744,363	4,769,681	25,318
Japanese Yen, expiring 9/2/2005	86,658,709	780,498	782,789	2,291
Sales:		Proceeds ($)
British Pounds, expiring 9/1/2005	26,999	48,320	48,671	(351)
Euro, expiring 9/1/2005	9,682	11,861	11,935	(74)
Total				27,653

Mellon Emerging Markets Fund
	Foreign			Unrealized
	Currency			Appreciation
Foreign Currency Exchange Contracts	Amounts	Cost ($)	Value ($)	(Depreciation) ($)

Purchases:
Indonesian Rupiah, expiring 9/1/2005	2,777,782,284	273,673	269,688	(3,985)
Malaysian Ringgit, expiring 9/2/2005	447,967	119,573	118,761	(812)
South Korean Won, expiring 9/1/2005	474,119,945	458,707	456,543	(2,164)
Sales:		Proceeds ($)
Hungary Forint, expiring 9/2/2005	40,409,350	202,909	204,149	(1,240)
Poland Zloty, expiring 9/2/2005	2,180,770	664,565	669,893	(5,328)
South African Rand, expiring 9/1/2005	3,511,175	537,206	551,638	(14,432)
South African Rand, expiring 9/2/2005	819,110	126,994	128,690	(1,696)
South Korean Won, expiring 9/1/2005	771,432,778	746,067	742,834	3,233
South Korean Won, expiring 9/2/2005	2,243,101,907	2,169,345	2,159,944	9,401
Turkish Lira, expiring 9/1/2005	14,851	10,896	11,038	(142)
Turkish Lira, expiring 9/2/2005	14,851	11,038	11,038	0
Total				(17,165)

The Funds 79

NOTES TO FINANCIAL STATEMENTS (continued)

ments of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gain can be offset by capital loss carryovers of that fund, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(h) Federal income taxes: It is the policy of each fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all fed-

eral income and excise taxes. For federal income tax purposes, each series is treated as a single entity for the purpose of determining such qualification.

Table 2 summarizes each fund’s components of accumulated earnings on a tax basis at August 31, 2005.

Table 3 summarizes Mellon Large Cap Stock Fund’s accumulated capital loss carryover available to be applied against future net securities profits, if any, realized subsequent to August 31, 2005.

Table 4 summarizes each fund’s tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2005 and August 31, 2004, respectively.

Table 2.

	Undistributed	Accumulated	Undistributed
	Ordinary	Capital	Capital	Unrealized
	Income ($)	Losses ($)	Gains ($)	Appreciation ($)

Mellon Large Cap Stock Fund	506,555	60,482,970	—	476,148,187
Mellon Income Stock Fund	—	—	6,610,359	104,885,188
Mellon Mid Cap Stock Fund	20,363,291	—	155,960,349	345,004,157
Mellon Small Cap Stock Fund	3,280,247	—	109,811,864	131,135,046
Mellon International Fund	60,210,453	—	82,132,366	235,678,522
Mellon Emerging Markets Fund	47,744,270	—	115,606,897	309,357,728
Mellon Balanced Fund	688,120	—	6,309,952	68,113,702

Table 3.

Expiring in fiscal				2011 ($)†

Mellon Large Cap Stock Fund			60,482,970

† If not applied, the carryover expires in fiscal 2011.

Table 4.

				Long-Term
	Ordinary Income ($)		Capital Gains ($)

	2005	2004	2005	2004

Mellon Large Cap Stock Fund	18,403,417	12,518,111	-	—
Mellon Income Stock Fund	7,068,652	4,817,595	27,346,444	3,997,860
Mellon Mid Cap Stock Fund	8,137,578	3,208,207	75,691,835	—
Mellon Small Cap Stock Fund	—	—	19,929,027	—
Mellon International Fund	37,686,099	13,998,246	39,439,373	—
Mellon Emerging Markets Fund	56,279,263	13,199,030	44,590,620	2,416,263
Mellon Balanced Fund	6,774,827	6,629,153	—	—

80

During the period ended August 31, 2005, as a result of permanent book to tax differences, the funds increased (decreased) accumulated undistributed investment income-net, increased (decreased) accumulated net realized gain (loss) on investments and increased (decreased) paid-in capital as summarized in Table 5. These permanent book to tax differences are primarily due to the tax treatment for real estate investment trusts for the Mellon Large Cap Stock Fund, the Mellon Income Stock Fund and the Mellon Mid Cap Stock Fund, real estate investment trusts and net operating losses for the Mellon Small Cap Stock Fund, foreign exchange gains and losses and passive foreign investment companies for the Mellon International Fund, foreign exchange gains and losses for the Mellon Emerging Markets Fund and amortization adjustments, treasury protected securities and real estate investment trusts for the Mellon Balanced Fund. Net assets were not affected by this reclassification.

NOTE 3—Bank Line of Credit:

The funds participate with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the funds based on prevailing market rates in effect at the time of borrowings. During the period ended August 31, 2005, the funds did not borrow under the line of credit with the exception of Mellon Mid Cap Stock Fund, Mellon Small Cap Stock Fund, Mellon International Fund and Mellon Balanced Fund.

The average daily amount of borrowings outstanding under the line of credit during the period ended August 31, 2005 for the Mellon Mid Cap Stock Fund was approximately $412,900, with a related weighted average annualized interest rate of 2.34%.

The average daily amount of borrowings outstanding under the line of credit during the period ended August 31, 2005 for the Mellon Small Cap Stock Fund was approximately $82,100, with a related weighted average annualized interest rate of 3.48%.

The average daily amount of borrowings outstanding under the line of credit during the period ended August 31, 2005 for the Mellon International Fund was approximately $86,100, with a related weighted average annualized interest rate of 2.76%.

The average daily amount of borrowings outstanding under the line of credit during the period ended August 31, 2005 for the Mellon Balanced Fund was approximately $206,600, with a related weighted average annualized interest rate of 4.02%.

NOTE 4—Investment Advisory Fee, Administration Fee and Other Transactions With Affiliates:

(a) Fees payable by the funds pursuant to the provisions of an Investment Advisory Agreement with the Investment Adviser are payable monthly, computed on the average daily value of each fund’s net assets at the following annual rates: .65% of the Mellon Large Cap Stock

Table 5.

	Accumulated	Accumulated
	Undistributed	Net Realized	Paid-in
	Investment Income—Net ($)	Gain (Loss) ($)	Capital ($)

Mellon Large Cap Stock Fund	(27,406)	27,406	—
Mellon Income Stock Fund	(228,150)	228,150	—
Mellon Mid Cap Stock Fund	(793,939)	793,939	—
Mellon Small Cap Stock Fund	691,006	(674,279)	(16,727)
Mellon International Fund	1,901,213	(1,901,213)	—
Mellon Emerging Markets Fund	1,412,018	(1,412,018)	—
Mellon Balanced Fund	434,950	(646,774)	211,824

The Funds 81

NOTES TO FINANCIAL STATEMENTS (continued)

Fund, .65% of the Mellon Income Stock Fund, .75% of the Mellon Mid Cap Stock Fund, .85% of the Mellon Small Cap Stock Fund, .85% of the Mellon International Fund, 1.15% of the Mellon Emerging Markets Fund and .65% (equity investments), .40% (debt securities) and .15% (money market investments and other underlying Mellon funds) of the Mellon Balanced Fund.

Pursuant to the Administration Agreement with Mellon Bank, Mellon Bank provides or arranges for fund accounting, transfer agency and other fund administration services and receives a fee based on the total net assets of the Trust based on the following rates:

0 up to $6 billion	15%
$6 billion up to $12 billion	12%
In excess of $12 billion	10%

No administration fee is applied to assets held by the Mellon Balanced Fund, which are invested in cash or money market instruments or shares of certain other series of the Trust.

Mellon Bank has entered into a Sub-Administration Agreement with Dreyfus pursuant to which Mellon Bank pays Dreyfus for performing certain administrative services.

During the period ended August 31, 2005, the Distributor retained $18,356 from the contingent deferred sales charge on redemptions of the Mellon Mid Cap Stock Fund’s Dreyfus Premier shares.

(b) Mellon Mid Cap Stock Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act for distributing its Dreyfus Premier shares. Mellon Mid Cap Stock Fund pays the Distributor a fee at an annual rate of .75% of the value of the fund’s average daily net assets attributable to its Dreyfus Premier shares. During the period ended August 31, 2005, Mellon Mid Cap Stock Fund’s Dreyfus Premier shares were charged $65,730 pursuant to the Plan.

(c) The funds have adopted a Shareholder Services Plan with respect to their Investor shares and Mellon Mid Cap Stock Fund has adopted a Shareholder Services

Plan with respect to its Dreyfus Premier shares, pursuant to which each fund pays the Distributor for the provision of certain services to holders of Investor shares and Dreyfus Premier shares a fee at an annual rate of ..25% of the value of the average daily net assets attributable to Investor shares and Dreyfus Premier shares, respectively. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a fund, and providing reports and other information, and services related to the maintenance of such shareholder accounts. The Shareholder Services Plan allows the Distributor to make payments from the shareholder services fees it collects from each fund to compensate service agents (certain banks, securities brokers or dealers and other financial institutions) in respect of these services. Table 6 summarizes the amounts Investor shares and Dreyfus Premier shares were charged during the period ended August 31, 2005, pursuant to the Shareholder Services Plan. Additional fees included in shareholder servicing costs in the Statements of Operations include fees paid to the transfer agent.

Table 6.

Mellon Large Cap Stock Fund	$8,847
Mellon Income Stock Fund	2,442
Mellon Mid Cap Stock Fund,
Investor shares	61,084
Mellon Mid Cap Stock Fund,
Dreyfus Premier shares	21,910
Mellon Small Cap Stock Fund	10,204
Mellon International Fund	5,696
Mellon Emerging Markets Fund	12,246
Mellon Balanced Fund	2,838

All funds except Mellon International Fund and Mellon Emerging Markets Fund compensate Mellon Bank, an affiliate of Dreyfus, under a Custody Agreement with Mellon Bank and Mellon International Fund and Mellon Emerging Markets Fund compensate Mellon Trust of New England, N.A. under a Custody Agreement with Mellon Trust of New England, N.A. for providing custo-

82

dial services for the relevant funds.Table 7 summarizes the amounts the funds were charged during the period ended August 31, 2005, pursuant to the custody agreements.

Table 7.

Mellon Large Cap Stock Fund	$107,795
Mellon Income Stock Fund	26,300
Mellon Mid Cap Stock Fund	98,873
Mellon Small Cap Stock Fund	85,387
Mellon International Fund	1,375,485
Mellon Emerging Markets Fund	2,561,561
Mellon Balanced Fund	31,528

During the period ended August 31, 2005, each of the funds were charged $2,520 for services performed by the Chief Compliance Officer.

Table 8 summarizes the components of Due to the Dreyfus Corporation and affiliates in the Statements of Assets and Liabilities for each fund.

(d) Each trustee who is not an “affiliated person” as defined in the Act receives from the Trust an annual fee of $44,000 and an attendance fee of $4,000 for each in-person meeting attended and $500 for telephone meetings and is reimbursed for travel and out-of-pocket expenses. Prior to September 14, 2004, the attendance fee payable to each trustee was $3,000 for each in-person meeting attended.

(e) The Trust and Dreyfus have received an exemptive order from the SEC which, among other things, permits each fund to use collateral received in connection with lending the funds’ securities and other uninvested cash to purchase shares of one or more registered mutual funds advised by Dreyfus in excess of the limitations imposed by the Act.

NOTE 5—Securities Transactions:

Table 9 summarizes each fund’s aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities and foreign currency exchange contracts, during the period ended August 31, 2005, of which $58,907,505 in purchases and

Table 8.

	Investment	Rule 12b-1	Shareholder		Chief
	Advisory	Distribution	Services	Custody	Compliance
	Fees ($)	Plan Fees ($)	Plan Fees ($)	Fees ($)	Officer Fees ($)

Mellon Large Cap Stock Fund	961,138	—	833	27,342	1,533
Mellon Income Stock Fund	218,046	—	231	6,509	1,533
Mellon Mid Cap Stock Fund	939,371	5,150	7,290	24,247	1,533
Mellon Small Cap Stock Fund	583,309	—	996	26,305	1,533
Mellon International Fund	1,326,507	—	744	365,487	1,533
Mellon Emerging Markets Fund	1,317,623	—	934	581,327	1,533
Mellon Balanced Fund	133,859	—	375	15,163	1,533

Table 9.

	Purchases ($)	Sales ($)

Mellon Large Cap Stock Fund	378,776,591	402,311,581
Mellon Income Stock Fund	193,507,828	114,122,479
Mellon Mid Cap Stock Fund	1,113,811,856	1,133,358,009
Mellon Small Cap Stock Fund	1,211,660,652	1,275,686,513
Mellon International Fund	1,045,312,709	673,326,917
Mellon Emerging Markets Fund	510,196,948	522,895,655
Mellon Balanced Fund	219,275,232	235,090,722

The Funds 83

NOTES TO FINANCIAL STATEMENTS (continued)

$59,121,454 in sales were from mortgage dollar roll transactions in the Mellon Balanced Fund.

A mortgage dollar roll transaction involves a sale by the fund of mortgage related securities that it holds with an agreement by the fund to repurchase similar securities at an agreed upon price and date.The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold.

Table 10 summarizes the cost of investments for federal income tax purposes and accumulated net unrealized appreciation on investments for each fund at August 31, 2005.

NOTE 6—Legal Matters:

In early 2004, two purported class and derivative actions were filed against Mellon Financial, Mellon Bank, N.A., Dreyfus, Founders Asset Management LLC, and certain directors of the Dreyfus Funds and the Dreyfus Founders Funds (together, the “Funds”) in the United States District Court for the Western District of Pennsylvania. In September 2004, plaintiffs served a Consolidated Amended Complaint (the “Amended Complaint”) on behalf of a purported class of all persons who acquired interests in any of the Funds between January 30, 1999 and November 17, 2003, and derivatively on behalf of the

Funds.The Amended Complaint in the newly styled In re Dreyfus Mutual Funds Fee Litigation also named the Distributor, Premier Mutual Fund Services, Inc. and two additional Fund directors as defendants and alleges violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Pennsylvania Unfair Trade Practices and Consumer Protection Law and common-law claims. Plaintiffs seek to recover allegedly improper and excessive Rule 12b-1 and advisory fees allegedly charged to the Funds for marketing and distribution services. More specifically, plaintiffs claim, among other things, that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend the Funds over other funds, and that such payments were not disclosed to investors. In addition, plaintiffs assert that economies of scale and soft-dollar benefits were not passed on to the Funds. Plaintiffs further allege that 12b-1 fees were improperly charged to certain of the Funds that were closed to new investors. The Amended Complaint seeks compensatory and punitive damages, rescission of the advisory contracts, and an accounting and restitution of any unlawful fees, as well as an award of attorneys’ fees and litigation expenses. As noted, some of the claims in this litigation are asserted derivatively on behalf of the Funds that have been named as nominal defendants. With respect to such derivative claims, no

Table 10.

	Cost of	Gross	Gross
	Investments ($)	Appreciation ($)	(Depreciation) ($)	Net ($)

Mellon Large Cap Stock Fund	1,298,163,723	483,575,643	7,427,456	476,148,187
Mellon Income Stock Fund	298,379,870	106,954,971	2,069,783	104,885,188
Mellon Mid Cap Stock Fund	1,164,109,476	368,196,847	23,192,690	345,004,157
Mellon Small Cap Stock Fund	769,524,296	145,217,390	14,082,344	131,135,046
Mellon International Fund	1,598,558,598	274,644,370	38,961,935	235,682,435
Mellon Emerging Markets Fund	1,004,580,507	340,688,878	31,106,598	309,582,280
Mellon Balanced Fund	309,162,265	70,369,304	2,255,602	68,113,702

84

relief is sought against the Funds. Dreyfus believes the allegations to be totally without merit and intends to defend the action vigorously. None of the trustees of the Trust, nor the funds, were named in the actions. In November 2004, all named defendants moved to dismiss the Amended Complaint in whole or substantial part. Briefing was completed in May 2005.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Funds believe that any of the pending actions will have a material adverse effect on the Funds or Dreyfus’ ability to perform its contract with the Funds.

The Funds 85

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Mellon Funds Trust:

We have audited the accompanying statements of assets and liabilities of the Mellon Large Cap Stock Fund, the Mellon Income Stock Fund, the Mellon Mid Cap Stock Fund, the Mellon Small Cap Stock Fund, the Mellon International Fund, the Mellon Emerging Markets Fund and the Mellon Balanced Fund of Mellon Funds Trust (collectively “the Funds”), including the statements of investments, as of August 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods indicated herein.These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.An audit includes exam-

ining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presenta-tion.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects,the financial position of the Funds as of August 31, 2005, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and the financial highlights for each of the periods indicated herein, in conformity with U.S. generally accepted accounting principles.

86

IMPORTANT TAX INFORMATION (Unaudited)

Mellon Large Cap Stock Fund

For federal tax purposes the fund hereby designates 100% of the ordinary dividends paid during the fiscal year ended August 31, 2005 as qualifying for the corporate dividends received deduction.Also certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $18,403,417 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in January 2006 of the percentage applicable to the preparation of their 2005 income tax returns.

Mellon Income Stock Fund

For federal tax purposes the fund hereby designates 100% of the ordinary dividends paid during the fiscal year ended August 31, 2005 as qualifying for the corporate dividends received deduction.Also certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $7,033,062 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in January 2006 of the percentage applicable to the preparation of their 2005 income tax returns. Also, the fund designates $.8574 per share as a long-term capital gain distribution paid on December 31, 2004 and also designates $.0051 per share as a long-term capital gain distribution paid on March 31, 2005.

Mellon Mid Cap Stock Fund

For federal tax purposes the fund hereby designates 60.62% of the ordinary dividends paid during the fiscal year ended August 31, 2005 as qualifying for the corporate dividends received deduction.Also certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $8,137,578 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in January 2006 of the percentage applicable to the preparation of their 2005 income tax returns. Also, the fund designates $.7760 per share as a long-term capital gain distribution paid on December 10, 2004.

Mellon Small Cap Stock Fund

The fund designates $.3915 per share as a long-term capital gain distribution paid on December 8, 2004.

Mellon International Fund

In accordance with federal tax law, the fund elects to provide each shareholder with their portion of the fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the fund hereby makes the following designations regarding its fiscal year ended August 31, 2005:

  the total amount of taxes paid to foreign coun- tries was $3,435,265.
  the total amount of income sourced from foreign countries was $33,179,597.

As required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2005 calendar year with Form 1099-DIV which will be mailed by January 31, 2006.

Also certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $22,069,776 represents the maximum amount that may be considered qualified dividend income. Also, the fund designates $.4236 per share as a long-term capital gain distribution paid on December 15, 2004.

Mellon Emerging Markets Fund

In accordance with federal tax law, the fund elects to provide each shareholder with their portion of the fund’s foreign taxes paid and the income sourced from foreign

The Funds 87

IMPORTANT TAX INFORMATION (Unaudited) (continued)

countries. Accordingly, the fund hereby makes the following designations regarding its fiscal year ended August 31, 2005:

  the total amount of taxes paid to foreign coun- tries was $4,892,118.
  the total amount of income sourced from foreign countries was $31,414,640.

As required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2005 calendar year with Form 1099-DIV which will be mailed by January 31, 2006.

Also certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $13,902,666 represents the maximum amount that may be considered qualified dividend income. Also, the fund designates $.7497 per share as a long-term capital gain distribution paid on December 31, 2004.

Mellon Balanced Fund

For federal tax purposes the fund hereby designates 47.73% of the ordinary dividends paid during the fiscal year ended August 31, 2005 as qualifying for the corporate dividends received deduction.Also certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $3,383,685 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in January 2006 of the percentage applicable to the preparation of their 2005 income tax returns.

88

INFORMATION ABOUT THE REVIEW AND APPROVAL OF EACH FUND’ S INVESTMENT ADVISORY AGREEMENT (Unaudited)

MELLON FUNDS TRUST (Mellon Large Cap Stock Fund, Mellon Income Stock Fund, Mellon Mid Cap Stock Fund, Mellon Small Cap Stock Fund, Mellon International Fund, Mellon Emerging Markets Funds and Mellon Balanced Fund)

At a meeting of the Board of Trustees held on March 15-16, 2005, the Board considered the re-approval of the Trust’s Investment Advisory Agreement for another one year term, pursuant to which the Investment Adviser, a division of Dreyfus, provides the funds with investment advisory services. The Board members also considered the re-approval of the Trust’s Administration Agreement with Mellon Bank for another one year term, pursuant to which Mellon Bank provides the funds with administrative services. Mellon Bank has entered into a Sub-Administration Agreement with Dreyfus pursuant to which Mellon Bank pays Dreyfus for performing certain of these administrative services. The Board members who are not “interested persons” (as defined in the Act) of the Trust were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus.

Analysis of Nature, Extent and Quality of Services Provided to the Funds. The Board members received a presentation from representatives of Dreyfus regarding services provided to the funds, and discussed the nature, extent and quality of the services provided to the funds pursuant to the Investment Advisory Agreement. Dreyfus’ representatives reviewed the funds’ distribution of accounts, and noted the diversity of distribution of the funds and Dreyfus’ corresponding need for broad, deep and diverse resources to be able to provide ongoing shareholder services to each of the funds’ distribution channels. The Board also reviewed the number of shareholder accounts in each fund, as well as each fund’s asset size.

The Board members also considered Dreyfus’ research and portfolio management capabilities and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assis-

tance in meeting legal and regulatory requirements.The Board members also considered Dreyfus’ extensive administrative, accounting and compliance infrastructure.

Comparative Analysis of the Funds’ Performance, Management Fees and Expense Ratios.

Mellon Large Cap Stock Fund. The Board members reviewed the fund’s performance and expense ratios and placed significant emphasis on comparisons to a group of comparable funds and Lipper averages. The Board reviewed the fund’s performance, management fee and total expense ratio within this comparison group and against the fund’s Lipper category average.The group of comparable funds was previously approved by the Board for this purpose,and was prepared using a Board-approved selection methodology that was based, in part, on selecting non-affiliated funds reported in the same Lipper category as the fund. The Board members noted that although the fund’s performance for the 1-, 3- and 5-year periods ended December 31, 2004 was below that of the Lipper and comparison group averages, it was showing a trend of improvement. Management also presented the Board with the quartile, percentile and rank of the fund for the 1-month, 3-month, 1-year and 3-year periods ended January 31, 2005 and February 28, 2005 within its Lipper category, and noted that the fund’s rankings in its Lipper category as of February 28th had improved versus those of January 31st for each period. Management also noted that, over the past year, management had discussed and implemented several significant enhancements to its equity processes and that as part of the enhancements, management had redefined the roles and responsibilities of certain personnel and had hired several people for its equity group. The Board members then discussed the fund’s advisory fee and expense ratio and reviewed the range of advisory fees in the comparison group and noted that the fund’s expense ratio was lower than the average expense ratio of the comparison group and that of its Lipper category and that the fund’s expense ratio ranked first (was the lowest) in the comparison group.

The Funds 89

INFORMATION ABOUT THE REVIEW AND APPROVAL OF EACH FUND ’S
INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

Representatives of Dreyfus reviewed with the Board members a comparison of the fees paid to Dreyfus or its affiliates by mutual funds with similar investment objectives, policies and strategies as the fund (the “Similar Funds”). These comparison groups also compared the management fee and total expense ratios of Similar Funds. The Similar Funds’ comparison group was composed exclusively of investment companies managed by Dreyfus or its affiliates that were reported in the same Lipper category as the fund. Dreyfus’ representatives explained the nature of each Similar Fund and the differences, from Dreyfus’ perspective, in management of these Similar Funds compared to managing and providing other services to the fund. Dreyfus’ representatives also reviewed the costs associated with distribution through intermediaries. The Board analyzed differences in fees paid to Dreyfus and discussed the relationship of the management fees paid in light of Dreyfus’ performance and the services provided. The Similar Funds had management fees that were both higher and lower than the fund’s management fee, and management noted that the management fees of the Similar Funds (that were lower than the fund’s management fee) reflected historical pricing, pricing of a “unitary fee” fund and pricing of funds offered only to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance poli-cies.The Board members considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness and reasonableness of the fund’s management fee. The Board acknowledged that differences in fees paid by the Similar Funds seemed to be consistent with the services provided.

Representatives of Dreyfus also reviewed with the Board members a comparison of the fees paid to Dreyfus or its affiliates by separate accounts with similar investment objectives, policies and strategies as the fund (the “Similar Accounts”).The Similar Accounts’ comparison group was composed exclusively of separate accounts and “wrap” accounts managed by Dreyfus or its affiliates. Dreyfus’ representatives explained the nature of each Similar Account and the differences, from Dreyfus’ perspective, in management of these Separate Accounts as compared to managing and providing other services to the fund. Dreyfus’ representatives also reviewed the costs associated with distribution through intermediaries.The Board analyzed differences in fees paid to Dreyfus and discussed the relationship of the management fees paid in light of Dreyfus’ performance and the services pro-vided.The Board members considered the relevance of the fee information provided for the Similar Accounts to evaluate the appropriateness and reasonableness of the fund’s management fee. The Board acknowledged that differences in fees paid by the Similar Accounts seemed to be consistent with the services provided.

Mellon Income Stock Fund. The Board members reviewed the fund’s performance and expense ratios and placed significant emphasis on comparisons to a group of comparable funds and Lipper averages. The Board reviewed the fund’s performance, management fee and total expense ratio within this comparison group and against the fund’s Lipper category average.The group of comparable funds was previously approved by the Board for this purpose, and was prepared using a Board-approved selection methodology that was based, in part, on selecting non-affiliated funds reported in the same Lipper category as the fund.The Board members noted that the fund’s performance as of December 31, 2004 was below the averages of the comparison group for the 1-, 3- and 5-year periods, was comparable to its Lipper category average for the 1-year period and was below its Lipper category averages for the 3- and 5-year periods. Management also presented the Board with the quartile, percentile and rank of the fund for the 1-month, 3-month, 1-year and 3-year periods ended January 31, 2005 and February 28, 2005 within its Lipper category, and noted that the fund’s rankings in its Lipper category

90

as of February 28th had improved versus those of January 31st for each period, except the 1-month period ended February 28th. The Board members noted that the fund’s performance was showing a trend of improvement. Management also noted that, over the past year, management had discussed and implemented several significant enhancements to its equity processes.The Board members then discussed the fund’s advisory fee and expense ratio and reviewed the range of advisory fees in the comparison group and noted that the fund’s expense ratio was lower than the average expense ratio of the comparison group and that of its Lipper category and that the fund’s expense ratio ranked in the first quartile (was among the lowest) in the comparison group.

Representatives of Dreyfus stated that there were no other mutual funds managed by Dreyfus or its affiliates with similar investment objectives, policies and strategies as the fund, which were reported in the same Lipper category as the fund, and that there were no separate accounts managed by Dreyfus or its affiliates with similar investment objectives, policies and strategies as the fund.

Mellon Mid Cap Stock Fund. The Board members reviewed the fund’s performance and expense ratios and placed significant emphasis on comparisons to a group of comparable funds and Lipper averages. The Board reviewed the fund’s performance, management fee and total expense ratio within this comparison group and against the fund’s Lipper category average.The group of comparable funds was previously approved by the Board for this purpose, and was prepared using a Board-approved selection methodology that was based, in part, on selecting non-affiliated funds reported in the same Lipper category as the fund.The Board members noted that the fund’s performance as of December 31, 2004 was above the averages of the comparison group for the 1- and 3-year periods, was below the average of the comparison group for the 5-year period, was above its Lipper category average for the 1-year period and was below its Lipper category averages for the 3- and 5-year periods. Management also presented the Board with the quartile, percentile and rank of the fund for the 1-month, 3-month, 1-year and 3-year periods ended January 31, 2005 and February 28, 2005 within its Lipper category, and noted that the fund’s ranking in its Lipper category as of February 28th had improved versus that of January 31st for each period, except the 3-year period ended February 28th. The Board members noted that the Fund’s performance was showing a trend of improvement. Management also noted that, over the past year, management had discussed and implemented several significant enhancements to its equity processes and that as part of the enhancements, management had redefined the roles and responsibilities of certain personnel and had hired several people for its equity group.The Board members then discussed the fund’s advisory fee and expense ratio and reviewed the range of advisory fees in the comparison group and noted that the fund’s expense ratio was lower than the average expense ratio of the comparison group and that of its Lipper category and that the fund’s expense ratio ranked first (was the lowest) in the comparison group.

Representatives of Dreyfus reviewed with the Board members a comparison of the fees paid to Dreyfus or its affiliates by mutual funds with similar investment objectives, policies and strategies as the fund (the “Similar Funds”). These comparison groups also compared the management fee and total expense ratios of Similar Funds.The Similar Funds’ comparison group was composed exclusively of investment companies managed by Dreyfus or its affiliates that were reported in the same Lipper category as the fund. Dreyfus’ representatives explained the nature of each Similar Fund and the dif-

The Funds 91

INFORMATION ABOUT THE REVIEW AND APPROVAL OF EACH FUND’S INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

ferences, from Dreyfus’ perspective, in management of these Similar Funds compared to managing and providing other services to the fund. Dreyfus’ representatives also reviewed the costs associated with distribution through intermediaries. The Board analyzed differences in fees paid to Dreyfus and discussed the relationship of the management fees paid in light of Dreyfus’ performance and the services provided. Management noted that the management fees of the Similar Funds were substantially comparable to those of the fund or reflected the pricing of a “unitary fee” fund and a fund offered only to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The Board members considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness and reasonableness of the fund’s management fee.The Board acknowledged that differences in fees paid by the Similar Funds seemed to be consistent with the services provided.

Representatives of Dreyfus stated that there were no separate accounts managed by Dreyfus or its affiliates with similar investment objectives, policies and strategies as the fund.

Mellon Small Cap Stock Fund. The Board members reviewed the fund’s performance and expense ratios and placed significant emphasis on comparisons to a group of comparable funds and Lipper averages. The Board reviewed the fund’s performance, management fee and total expense ratio within this comparison group and against the fund’s Lipper category average.The group of comparable funds was previously approved by the Board for this purpose, and was prepared using a Board-approved selection methodology that was based, in part, on selecting non-affiliated funds reported in the same Lipper category as the fund.The Board members noted that the fund’s performance as of December 31, 2004 was below the averages of the comparison group for the 1-, 3- and 5-year periods, was comparable to its Lipper category average for the 1- and 3-year periods and was below its Lipper category average for the 5-year period.

Management also presented the Board with the quartile, percentile and rank of the fund for the 1-month, 3-month, 1-year and 3-year periods ended January 31, 2005 and February 28, 2005 within its Lipper category, and noted that the fund’s ranking in its Lipper category as of February 28th had improved versus that of January 31st for the 1-month and 3-month periods and was generally comparable to that of January 31st for the 1-year and 3-year periods.The Board members noted that the fund’s performance was showing a trend of improvement. Management also noted that, over the past year, management had discussed and implemented several significant enhancements to its equity processes and that as part of the enhancements, management was seeking a candidate to serve as a co-primary portfolio manager of the fund.The Board members then discussed the fund’s advisory fee and expense ratio and reviewed the range of advisory fees in the comparison group and noted that the fund’s expense ratio was lower than the average expense ratio of the comparison group and that of its Lipper category and that the fund’s expense ratio ranked in the second quartile (was among the lowest) in the comparison group.

Representatives of Dreyfus reviewed with the Board members a comparison of the fees paid to Dreyfus or its affiliates by mutual funds with similar investment objectives, policies and strategies as the fund (the “Similar Funds”). These comparison groups also compared the management fee and total expense ratios of Similar Funds. The Similar Funds’ comparison group was composed exclusively of investment companies managed by Dreyfus or its affiliates that were reported in the same Lipper category as the fund. Dreyfus’ representatives explained the nature of each Similar Fund and the differences, from Dreyfus’ perspective, in management of these Similar Funds compared to managing and providing other services to the fund. Dreyfus’ representatives also reviewed the costs associated with distribution through intermediaries. The Board analyzed differences in fees paid to Dreyfus and discussed the relationship of the management

92

fees paid in light of Dreyfus’ performance and the services provided. The Similar Funds had management fees that were both higher and lower than the fund’s management fee, and management noted that the management fees of the Similar Funds reflected historical pricing and pricing of an index fund and a fund offered only to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The Board members considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness and reasonableness of the fund’s management fee.The Board acknowledged that differences in fees paid by the Similar Funds seemed to be consistent with the services provided.

Representatives of Dreyfus stated that there were no separate accounts managed by Dreyfus or its affiliates with similar investment objectives, policies and strategies as the fund.

Mellon International Fund. The Board members reviewed the fund’s performance and expense ratios and placed significant emphasis on comparisons to a group of comparable funds and Lipper averages. The Board reviewed the fund’s performance, management fee and total expense ratio within this comparison group and against the fund’s Lipper category average.The group of comparable funds was previously approved by the Board for this purpose, and was prepared using a Board-approved selection methodology that was based, in part, on selecting non-affiliated funds reported in the same Lipper category as the fund.The Board members noted that the fund’s performance as of December 31, 2004 was comparable to the averages of the comparison group for the 1- and 3-year periods, was below the average of the comparison group for the 5-year period, was below its Lipper category averages for the 1- and 3-year periods and was above its Lipper category average for the 5-year period. Management also presented the Board with the quartile, percentile and rank of the fund for the 1-month, 3-month, 1-year and 3-year periods ended

January 31, 2005 and February 28, 2005 within its Lipper category, and noted that the fund’s ranking in its Lipper category as of February 28th had improved versus that for the 3-month period. The Board Members also noted management’s efforts to improve performance in connection with its proposal, which was effective June 30, 2005, to invest most of the fund’s cash inflows in accordance with a core investment style and to add a co-primary portfolio manager of the fund to manage the fund’s core investment style. The Board members then discussed the fund’s advisory fee and expense ratio and reviewed the range of advisory fees in the comparison group and noted that the fund’s expense ratio was lower than the average expense ratio of the comparison group and that of its Lipper category and that the fund’s expense ratio ranked in the second quartile (was among the lowest) in the comparison group.

Representatives of Dreyfus reviewed with the Board members a comparison of the fees paid to Dreyfus or its affiliates by mutual funds with similar investment objectives, policies and strategies as the fund (the “Similar Funds”). These comparison groups also compared the management fee and total expense ratios of Similar Funds.The Similar Funds’ comparison group was composed exclusively of investment companies managed by Dreyfus or its affiliates that were reported in the same Lipper category as the fund. Dreyfus’ representatives explained the nature of each Similar Fund and the differences, from Dreyfus’ perspective, in management of these Similar Funds compared to managing and providing other services to the fund. Dreyfus’ representatives also reviewed the costs associated with distribution through intermediaries. The Board analyzed differences in fees paid to Dreyfus and discussed the relationship of the management fees paid in light of Dreyfus’ performance and the services provided. Management noted that the management fees of the Similar Funds were comparable to those of the fund or reflected the pricing of a “master/feeder” fund structure and of funds offered

The Funds 93

INFORMATION ABOUT THE REVIEW AND APPROVAL OF EACH FUND’S INVESTMENT ADVISORY AGREEMENT (Unaudited) (conti nued)

only to institutional investors or to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies.The Board members considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness and reasonableness of the fund’s management fee. The Board acknowledged that differences in fees paid by the Similar Funds seemed to be consistent with the services provided.

Representatives of Dreyfus also reviewed with the Board members a comparison of the fees paid to Dreyfus or its affiliates by separate accounts with similar investment objectives, policies and strategies as the fund (the “Similar Accounts”).The Similar Accounts’ comparison group was composed exclusively of separate accounts and “wrap” accounts managed by Dreyfus or its affiliates. Dreyfus’ representatives explained the nature of each Similar Account and the differences, from Dreyfus’ perspective, in management of these Separate Accounts as compared to managing and providing other services to the fund. Dreyfus’ representatives also reviewed the costs associated with distribution through intermediaries.The Board analyzed differences in fees paid to Dreyfus and discussed the relationship of the management fees paid in light of Dreyfus’ performance and the services pro-vided.The Board members considered the relevance of the fee information provided for the Similar Accounts to evaluate the appropriateness and reasonableness of the fund’s management fee. The Board acknowledged that differences in fees paid by the Similar Accounts seemed to be consistent with the services provided.

Mellon Emerging Markets Fund. The Board members reviewed the fund’s performance and expense ratios and placed significant emphasis on comparisons to a group of comparable funds and Lipper averages. The Board reviewed the fund’s performance, management fee and total expense ratio within this comparison group and against the fund’s Lipper category average.The group of comparable funds was previously approved by the Board for this purpose, and was prepared using a Board-

approved selection methodology that was based, in part, on selecting non-affiliated funds reported in the same Lipper category as the fund.The Board members noted that the fund’s performance as of December 31, 2004 was above the averages of the comparison group and its Lipper category averages for the 1- and 3-year periods. Management also presented the Board with the quartile, percentile and rank of the fund for the 1-month, 3-month, 1-year and 3-year periods ended January 31, 2005 and February 28, 2005 within its Lipper category, and noted that the fund’s ranking in its Lipper category as of February 28th had improved versus that of January 31st for the 1-month period. The Board Members also noted management’s efforts to improve performance in connection with its proposal, which was effective June 30, 2005, to invest most of the fund’s cash inflows in accordance with a core investment style and to add a co-primary portfolio manager of the fund to manage the fund’s core investment style. The Board members then discussed the fund’s advisory fee and expense ratio and reviewed the range of advisory fees in the comparison group and noted that the fund’s expense ratio was lower than the average expense ratio of the comparison group and that of its Lipper category and that the fund’s expense ratio ranked in the second quartile (was among the lowest) in the comparison group.

Representatives of Dreyfus reviewed with the Board members a comparison of the fee paid to Dreyfus or its affiliates by a mutual fund with a similar investment objective and similar policies and strategies as the fund (the “Similar Fund”).This comparison group also compared the management fee and total expense ratio of the Similar Fund.The Similar Fund’s comparison group was composed exclusively of an investment company managed by Dreyfus or its affiliates that was reported in the same Lipper category as the fund. Dreyfus’ representatives explained the nature of the Similar Fund and the differences, from Dreyfus’ perspective, in management of the Similar Fund compared to managing and providing other services to the fund. Dreyfus’ representatives also

94

reviewed the costs associated with distribution through intermediaries. The Board analyzed differences in fees paid to Dreyfus and discussed the relationship of the management fees paid in light of Dreyfus’ performance and the services provided. Management noted that the management fee of the Similar Fund was comparable to that of the fund.The Board members considered the relevance of the fee information provided for the Similar Fund to evaluate the appropriateness and reasonableness of the fund’s management fee.The Board acknowledged that the fee paid by the Similar Fund seemed to be consistent with the services provided.

Representatives of Dreyfus also reviewed with the Board members a comparison of the fees paid to Dreyfus or its affiliates by separate accounts with similar investment objectives, policies and strategies as the fund (the “Similar Accounts”).The Similar Accounts’ comparison group was composed exclusively of separate accounts and “wrap” accounts managed by Dreyfus or its affiliates. Dreyfus’ representatives explained the nature of each Similar Account and the differences, from Dreyfus’ perspective, in management of these Separate Accounts as compared to managing and providing other services to the fund. Dreyfus’ representatives also reviewed the costs associated with distribution through intermediaries.The Board analyzed differences in fees paid to Dreyfus and discussed the relationship of the management fees paid in light of Dreyfus’ performance and the services pro-vided.The Board members considered the relevance of the fee information provided for the Similar Accounts to evaluate the appropriateness and reasonableness of the fund’s management fee. The Board acknowledged that differences in fees paid by the Similar Accounts seemed to be consistent with the services provided.

Mellon Balanced Fund. The Board members reviewed the fund’s performance and expense ratios and placed significant emphasis on comparisons to a group of comparable funds and Lipper averages. The Board reviewed the fund’s performance, management fee and total expense ratio within this comparison group and against the fund’s Lipper category average. The group of comparable funds was previously approved by the Board for this purpose, and was prepared using a Board-approved selection methodology that was based, in part, on selecting non-affiliated funds reported in the same Lipper category as the fund. The Board members noted that the fund’s performance as of December 31, 2004 was above the averages of the comparison group and its Lipper category averages for the 1- and 3-year periods. Management also presented the Board with the quartile, percentile and rank of the fund for the 1-month, 3-month, 1-year and 3-year periods ended January 31, 2005 and February 28, 2005 within its Lipper category, and noted that the fund’s ranking in its Lipper category as of February 28th had improved versus that of January 31st for each period.The Board Members also noted the trend of good performance of the fund. The Board members then discussed the fund’s advisory fee and expense ratio and reviewed the range of advisory fees in the comparison group and noted that the fund’s expense ratio was lower than the average expense ratio of the comparison group and that of its Lipper category and that the fund’s expense ratio ranked in the first quartile (was among the lowest) in the comparison group.

Representatives of Dreyfus reviewed with the Board members a comparison of the fees paid to Dreyfus or its affiliates by mutual funds with similar investment objectives, policies and strategies as the fund (the “Similar Funds”). These comparison groups also compared the management fee and total expense ratios of Similar Funds. The Similar Funds’ comparison group was composed exclusively of investment companies managed by Dreyfus or its affiliates that were reported in the same Lipper category as the fund. Dreyfus’ representatives explained the nature of each Similar Fund and the differences, from Dreyfus’ perspective, in management of these Similar Funds compared to managing and providing other services to the fund. Dreyfus’ representatives also reviewed the costs associated with distribution through intermediaries. The Board analyzed differences in fees paid to

The Funds 95

INFORMATION ABOUT THE REVIEW AND APPROVAL OF EACH FUND’S
INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

Dreyfus and discussed the relationship of the management fees paid in light of Dreyfus’ performance and the services provided. The Similar Funds had management fees that were both higher and lower than the fund’s management fee, and management noted that the management fees of the Similar Funds (that were lower than the fund’s management fee) reflected historical pricing, pricing of a “unitary fee” fund and pricing of a fund offered only to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance poli-cies.The Board members considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness and reasonableness of the fund’s management fee. The Board acknowledged that differences in fees paid by the Similar Funds seemed to be consistent with the services provided.

Representatives of Dreyfus stated that there were no separate accounts managed by Dreyfus or its affiliates with similar investment objectives, policies and strategies as the fund.

Analysis of Profitability and Economies of Scale. Dreyfus’ representatives reviewed the dollar amount of expenses allocated and profit received by Dreyfus and its affiliates with respect to each fund and the method used to determine such expenses and profit. The Board received and considered information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex.The Dreyfus representatives stated that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable. The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the funds.The Board members evaluated the analysis in light of the relevant circumstances for each fund, and the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund investors.The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources. The Board members also considered potential benefits to Dreyfus and its affiliates, including Mellon Fund Advisers, from acting as investment adviser, including soft dollar arrangements with respect to trading each fund’s portfolio.

It was noted that the Board members should consider Dreyfus’ profitability with respect to each fund as part of their evaluation of whether the fees under the Investment Advisory Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services and that a discussion of economies of scale are predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that Dreyfus may have realized any economies of scale would be less.The Board members also discussed the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. It was noted that the profitability percentage for managing each fund was not unreasonable given the fund’s overall performance and generally superior service levels provided.

At the conclusion of these discussions, each of the Board Members expressed the opinion that he or she had been

96

furnished with sufficient information to make an informed business decision with respect to the continuation of the Trust’s Investment Advisory Agreement. Based on their discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and qual- ity of the services provided by Dreyfus are adequate and appropriate.
  The Board was generally satisfied with the each fund’s performance, noting in particular, with respect to Mellon Large Cap Stock Fund, Mellon Income Stock Fund, Mellon Mid Cap Stock Fund and Mellon Small Cap Stock Fund, that each fund’s short-term perfor- mance was showing a trend of improvement, with respect to Mellon International Fund and Mellon Emerging Markets Fund, that management had made efforts to improve the funds’ performance in connection with its proposal, effective on June 30, 2005, to invest most of the funds’ cash inflows in accordance with a core investment style and to add a co-primary portfolio manager of each fund to manage the fund’s core invest- ment style and, with respect to Mellon Balanced Fund, that management’s change, effective December 31, 2004, to the fund’s primary portfolio manager for the equity portion of its portfolio was a positive step aimed at seeking to maintain the fund’s good performance.
  The Board concluded that the fee paid by each fund to Mellon Fund Advisers was reasonable in light of comparative performance and expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by Dreyfus and its affiliates from its relation- ship with the funds.
  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in con- nection with the management of the funds had been adequately considered by Dreyfus in connection with the management fee rate charged to each fund, and that, to the extent in the future it were to be determined that material economies of scale had not been shared with the funds, the Board would seek to have those economies of scale shared with fund shareholders.

The Board members considered these conclusions and determinations and, without any one factor being dispositive, the Board determined that re-approval of the Trust’s Investment Advisory Agreement and Administration Agreement with respect to the funds was in the best interests of each fund and its respective shareholders.

The Funds 97

BOARD MEMBERS INFORMATION (Unaudited)

Patrick J. O’Connor (62)
Chairman of the Board (2000)
Principal Occupation During Past 5 Years:
• Attorney, Cozen and O’Connor, P.C. since 1973, including Vice
Chairman since 1980 and Chief Executive Officer and President since 2002
Other Board Memberships and Affiliations:
• Board of Consultors of Villanova University School of Law,
Board Member
• Temple University,Trustee
• Philadelphia Police Foundation, Board Member
• Philadelphia Children’s First Fund, Board Member
• Committee on Rules of Evidence of Pennsylvania Supreme
Court,Vice Chair
• American College of Trial Lawyers, Fellow
• Historical Society of the United States District Court for the
Eastern District of Pennsylvania, Director
No. of Portfolios for which Board Member Serves: 16

———————
Ronald R. Davenport (69)
Board Member (2000)
Principal Occupation During Past 5 Years:
• Chairman of Sheridan Broadcasting Corporation since July 1972
Other Board Memberships and Affiliations:
• American Urban Radio Networks, Co-Chairman
• Aramark Corporation, Board Member
• Momentum Equity Group LLC, Director
No. of Portfolios for which Board Member Serves: 16

———————

John L. Diederich (68)
Board Member (2000)
Principal Occupation During Past 5 Years:
• Chairman of Digital Site Systems, Inc., a privately held software company providing internet service to the construction materials industry, since July 1998
Other Board Memberships and Affiliations:
• Continental Mills, a dry baking products company, Board Member
• Pittsburgh Parks Conservancy, Board Member
No. of Portfolios for which Board Member Serves: 16
Maureen D. McFalls (60)
Board Member (2000)
Principal Occupation During Past 5 Years:
• Director of the Office of Government Relations at Carnegie
Mellon University since January 2000
• Manager, Government Communications, of the Software
Engineering Institute at Carnegie Mellon University from
March 1994 to December 1999
Other Board Memberships and Affiliations:
• Maglev, Inc., a company seeking a partnership between industry and government in Pennsylvania to create a magnetically levitated high-speed transportation system, Board Member representing
Carnegie Mellon University
• Coro Center For Civic Leadership, Board Member
• Pennsylvania Association for Individuals with Disabilities,
Board Member
No. of Portfolios for which Board Member Serves: 16

———————
Kevin C. Phelan (61)
Board Member (2000)
Principal Occupation During Past 5 Years:
• Mortgage Banker, Meredith & Grew, Inc. since March 1978,
including Executive Vice President and Director
since March 1998
Other Board Memberships and Affiliations:
• Greater Boston Chamber of Commerce, Director
• Fiduciary Trust, Director
• St. Elizabeth’s Medical Center of Boston, Board Member
• Providence College,Trustee
• Simmons College,Trustee
• Newton Country Day School, Chairman of the Board
• Board of Visitors of Babson College, Board Member
• Board of Visitors of Boston University School of Public Health,
Board Member
• Boston Public Library Foundation, Director
• Boston Foundation, Director
• Boston Municipal Research Bureau, Board Member
• Boys and Girls Club of Boston, Board Member
• Greater Boston Real Estate Board, Director
No. of Portfolios for which Board Member Serves: 16

98
Patrick J. Purcell (57)
Board Member (2000)
Principal Occupation During Past 5 Years:
• Owner, President and Publisher of The Boston Herald since
February 1994
• President and Founder, jobfind.com, an employment search site on the world wide web, since July 1996
• President and Chief Executive Officer, Herald Media since 2001
Other Board Memberships and Affiliations:
• The American Ireland Fund, an organization that raises funds for philanthropic projects in Ireland, Director
• The Genesis Fund, an organization that raises funds for the spe-
cialized care and treatment of New England area children born with birth defects, mental retardation and genetic diseases,
Board Member
• United Way of Massachusetts Bay, Board Member
• Greater Boston Chamber of Commerce, Board Member
• St. John’s University,Trustee
No. of Portfolios for which Board Member Serves: 16

Thomas F. Ryan, Jr. (64)
Board Member (2000)
Principal Occupation During Past 5 Years:
• Retired since April 1999
• President and Chief Operating Officer of the American Stock
Exchange from October 1995 to April 1999
Other Board Memberships and Affiliations:
• Boston College,Trustee
• Brigham & Women’s Hospital,Trustee
• New York State Independent System Operator, a non-profit
organization which administers a competitive wholesale market for electricity in New York State, Director
• RepliGen Corporation, a biopharmaceutical company, Director
No. of Portfolios for which Board Member Serves: 16

Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-645-6561. For individual account holders for Private Wealth Management clients, please contact your account officer or call 1-888-281-7350.

The Funds 99

OFFICERS OF THE TRUST (Unaudited)

LAWRENCE P. KEBLUSEK, President since June 2003.

As Chief Investment Officer of Mellon’s Private Wealth Management group, Mr. Keblusek is responsible for investment strategy, policy and implementation for Mellon’s Private Wealth Management group. Prior to joining Mellon, Mr. Keblusek was a Managing Director at Citigroup since 1995. He was previously a Vice President of the Trust. He is 55 years old and has been employed by Mellon since August 2002.

MARK N. JACOBS, Vice President since June 2000.

Executive Vice President, Secretary and General Counsel of Dreyfus, and an officer of 91 investment companies (comprised of 200 portfolios) managed by Dreyfus. He is 59 years old and has been an employee of Dreyfus since June 1977.

CHRISTOPHER SHELDON, Vice President since June 2003.

As director of Investment Strategy for Mellon’s Private Wealth Management group since April 2003, Mr. Sheldon manages the analysis and development of investment and asset allocation strategies and investment product research. Prior to assuming his current position, Mr. Sheldon was the West Coast managing director of Mellon’s Private Wealth Management group from 2001-2003 and its regional manager from 1998-2001. He is 38 years old has been employed by Mellon since January 1995.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Associate General Counsel of Dreyfus, and an officer of 91investment companies (comprised of 200 portfolios) managed by Dreyfus. He is 45 years old and has been an employee of Dreyfus since October 1991.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel and Assistant Secretary of Dreyfus, and an officer of 91 investment companies (comprised of 200 portfolios) managed by Dreyfus. He is 39 years old and has been an employee of Dreyfus since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel and Assistant Secretary of Dreyfus, and an officer of 91 investment companies (comprised of 200 portfolios) managed by Dreyfus. She is 49 years old and has been an employee of Dreyfus since October 1998.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel and Assistant Secretary of Dreyfus, and an officer of 91 investment companies (comprised of 200 portfolios) managed by Dreyfus. He is 43 years old and has been an employee of Dreyfus since June 2000.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of Dreyfus, and an officer of 91 investment companies (comprised of 200 portfolios) managed by Dreyfus. She is 42 years old and has been an employee of Dreyfus since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of Dreyfus, and an officer of 91 investment companies (comprised of 200 portfolios) managed by Dreyfus. He is 42 years old and has been an employee of Dreyfus since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of Dreyfus, and an officer of 91 investment companies (comprised of 200 portfolios) managed by Dreyfus. He is 53 years old and has been an employee of Dreyfus since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of Dreyfus, and an officer of 91 investment companies (comprised of 200 portfolios) managed by Dreyfus. He is 40 years old and has been an employee of Dreyfus since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of Dreyfus, and an officer of 91 investment companies (comprised of 200 portfolios) managed by Dreyfus. He is 46 years old and has been an employee of Dreyfus since April 1985.

100

GREGORY S. GRUBER, Assistant Treasurer since March 2000.

Senior Accounting Manager – Municipal Bond Funds of Dreyfus, and an officer of 91 investment companies (comprised of 200 portfolios) managed by Dreyfus. He is 46 years old and has been an employee of Dreyfus since August 1981.

ERIK D. NAVILOFF, Assistant Treasurer since December 2002.

Senior Accounting Manager – Taxable Fixed Income Funds of Dreyfus, and an officer of 91 investment companies (comprised of 200 portfolios) managed by Dreyfus. He is 37 years old and has been an employee of Dreyfus since November 1992.

ROBERT ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager – Money Market Funds of Dreyfus, and an officer of 91 investment companies (comprised of 200 portfolios) managed by Dreyfus. He is 41 years old and has been an employee of Dreyfus since October 1988.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of Dreyfus, and an officer of 91 investment companies (comprised of 200 portfolios) managed by Dreyfus. He is 38 years old and has been an employee of Dreyfus since November 1990.

KENNETH J. SANDGREN, Assistant Treasurer since November 2001.

Mutual Funds Tax Director of Dreyfus, and an officer of 91 investment companies (comprised of 200 portfolios) managed by Dreyfus. He is 51 years old and has been an employee of Dreyfus since June 1993.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (91 investment companies, comprising 200 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 48 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since September 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 87 investment companies (comprised of 196 portfolios) managed by Dreyfus. He is 35 years old and has been an employee of the Distributor since October 1998.

The Funds 101

N O T E S

For More Information

Mellon Funds Trust c/o The Dreyfus Corporation 200 Park Avenue New York, NY 10166

Investment Adviser

Mellon Fund Advisers, a division of The Dreyfus Corporation 200 Park Avenue New York, NY 10166

Administrator
Mellon Bank, N.A. One Mellon Bank Center Pittsburgh, PA 15258
Sub-Administrator
The Dreyfus Corporation 200 Park Avenue New York, NY 10166

Custodian

Domestic Equity Funds: Mellon Bank, N.A. One Mellon Bank Center Pittsburgh, PA 15258

International and Emerging Markets Funds: Mellon Trust of New England, N.A. One Boston Place Boston, MA 02108

Transfer Agent & Dividend Disbursing Agent
Dreyfus Transfer, Inc. 200 Park Avenue New York, NY 10166
Distributor
Dreyfus Service Corporation 200 Park Avenue New York, NY 10166

Telephone Private Wealth Management (PWM) Clients, please contact your Account Officer or call 1-888-281-7350. Brokerage Clients of Mellon Private Wealth Advisors (MPWA), please contact your financial representative or call 1-800-830-0549-Option 2. Individual Account holders, please call Dreyfus at 1-800-896-8167.

Mail PWM Clients, write to your Account Officer, c/o Mellon Bank, N.A., One Mellon Bank Center, Pittsburgh, PA 15258

MPWA Brokerage Clients, write to your financial representative, P.O. Box 9012, Hicksville, NY 11802–9012

Individual Account Holders, write to: Mellon Funds, P.O. Box 55268, Boston, MA 02205–8502

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2005, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

©2005 Dreyfus Service Corporation

MFTAR0805-EQ

The Mellon Funds

Mellon Bond Fund
Mellon Intermediate Bond Fund
Mellon Short-Term U.S. Government Securities Fund

ANNUAL REPORT	August 31, 2005

Contents

The Funds

Letter from the President	2
Discussion of Funds’ Performance
Mellon Bond Fund	3
Mellon Intermediate Bond Fund	6
Mellon Short-Term U.S.
Government Securities Fund	9
Understanding Your Fund’s Expenses	12
Comparing Your Fund’s Expenses
With Those of Other Funds	12
Statements of Investments	13
Statements of Assets and Liabilities	23
Statements of Operations	24
Statements of Changes in Net Assets	25
Financial Highlights	27
Notes to Financial Statements	33
Report of Independent Registered
Public Accounting Firm	39
Important Tax Information	40
Information About the Review
and Approval of Each Fund’s
Investment Advisory Agreement	41
Board Members Information	45
Officers of the Trust	47

For More Information

Back cover

The views expressed herein are current to the date of this report. These views and the composition of the funds’ portfolios are subject to change at any time based on market and other conditions.

• Not FDIC-Insured
• Not Bank-Guaranteed
• May Lose Value

The Funds

This annual report for The Mellon Funds covers the period from September 1, 2004, through August 31, 2005. Inside, you’ll find valuable information about how the funds were managed during the reporting period, including discussions with each fund’s portfolio manager.

On average, U.S. stock prices ended the reporting period higher than where they began. However, most of the equity markets’ gains occurred during the closing months of 2004. So far in 2005, positive factors, including steady economic growth and higher corporate profits, were largely offset by headwinds, such as sharply higher energy prices and rising short-term interest rates.Against the same backdrop and, contrary to historical norms, bonds generally rallied as inflation appeared to remain low and demand for U.S. fixed-income securities was robust, particularly from overseas investors. In global markets, international stocks generally rose more than U.S. stocks over the past year, with gains achieved in the industrialized markets of Europe and Asia, as well as many of the emerging markets.

Recent shocks to the U.S. economy — including sharply higher gasoline prices and other consequences of Hurricane Katrina — have added a degree of uncertainty to the outlook for stocks and bonds. However, our economists currently believe that the economy should continue to grow without either entering a recession or triggering a significant acceleration of inflation.As always, we encourage you to discuss the potential implications of these and other matters with your portfolio manager.

Thank you for your continued confidence and support.

Lawrence P. Keblusek
President
Mellon Funds Trust
September 15, 2005

DISCUSSION OF
FUND PERFORMANCE

John F. Flahive, Portfolio Manager

How did Mellon Bond Fund perform relative to its benchmark?

For the 12-month period ended August 31, 2005, the fund’s Class M shares achieved a total return of 3.30%, and its Investor shares achieved a total return of 2.98% .1 In comparison, the Lehman Brothers U.S. Aggregate Index, the fund’s benchmark, achieved a total return of 4.15% for the same period.2

Despite steadily rising short-term interest rates, longer-term bonds remained surprisingly resilient, ending the reporting period at prices that were relatively unchanged compared to the reporting period’s beginning. We attribute the market’s strength to robust demand from overseas investors and low domestic inflation expectations. The fund produced lower returns than its benchmark, primarily due to a relatively defensive investment posture that was designed to help preserve capital in a rising interest-rate environment.

Note to shareholders: John F. Flahive became the fund’s portfolio manager on August 1, 2005.

What is the fund’s investment approach?

Effective December 31, 2004, the fund changed the way it describes its investment objective, which is to seek total return (consisting of capital appreciation and current income). To pursue its goal, the fund actively manages bond market and maturity exposure and invests at least 80% of its assets in bonds, such as U.S. Treasury and government agency bonds, corporate bonds, mortgage-related securities and foreign corporate and government bonds.The fund’s investments in bonds must be rated investment grade quality at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund’s average effective duration will not exceed eight years.

What other factors influenced the fund’s performance?

The fund’s performance was influenced by rising short-term interest rates throughout the reporting period.The Federal Reserve Board (the “Fed”) continued to move away from its accommodative monetary policy of the past several years, implementing eight consecutive increases in the overnight federal funds rate, which climbed from 1.5% at the start of the reporting period to 3.5% at the reporting period’s end. The Fed’s credit-tightening campaign was intended to achieve a monetary policy that neither stimulates nor restricts economic growth.

Unlike most previous credit-tightening cycles, longer-term bond yields failed to rise along with short-term interest rates. In fact, longer-term bond yields fell during much of the reporting period before rising modestly during the summer of 2005. As a result, longer-term bond prices and yields ended the reporting period virtually unchanged from where they began, a situation Fed Chairman Alan Greenspan called “a conundrum.” We believe that bond prices have been supported by robust demand from overseas investors, including Asian central banks, and low inflation expectations among U.S. investors.

Early in 2005, we had positioned the fund for a rising interest-rate environment, which we believed might erode longer-term bond prices.Accordingly, we set the fund’s average duration — a measure of sensitivity to changing interest rates — in a range we considered shorter than industry averages. This positioning was designed to maintain the liquidity required to capture higher yields as they became available. However, this relatively defensive posture held back the fund’s returns when longer-term bond prices did not fall, and yields did not rise.We offset some, but not all, of the adverse

T h e F u n d s 3

DISCUSSION OF FUND PERFORMANCE (continued)

effects of the fund’s short average duration through a “barbell” strategy in which longer- and shorter-term securities were balanced to achieve our duration target.

The fund’s mix of fixed-income securities roughly matched that of the benchmark.Within the fund’s corporate bond portfolio, however, our sector allocation strategy helped boost relative performance.We focused primarily on bonds issued by companies in the media, finance, basic materials and telecommunications industries, and the fund maintained relatively light exposure to bonds from issuers in the automotive sector. Indeed, bonds from the major U.S. automobile manufacturers experienced sharp declines during the spring of 2005, when disappointing financial results led the credit-rating agencies to downgrade automakers’ bonds to the high-yield category.

The fund also maintained a position in mortgage-backed securities, which tend to offer higher yields than U.S. Treasury securities with comparable maturities. As part of our generally defensive investment posture, we focused primarily on mortgage-backed securities with maturities in the three- to five-year range.

What is the fund’s current strategy?

Recent statements from the Fed have given no indication that it has reached the end of its credit-tightening campaign, and many analysts believe that further rate hikes are likely. While the aftermath of Hurricane Katrina may reduce the rate of economic growth, the economic expansion currently appears to remain intact. Accordingly, we have continued to maintain the fund’s relatively cautious investment posture, including a short average duration and a neutral asset mix. However, as yield differences along the maturity spectrum have narrowed, we have reduced the fund’s “barbell” structure. In our judgment, these are prudent strategies in today’s changing economic and market environments.

September 15, 2005
[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers U.S. Aggregate
Index is a widely accepted, unmanaged total return index of corporate, U.S.
government and U.S. government agency debt instruments, mortgage-backed securities and asset-backed securities with an average maturity of 1-10 years.

4

F U N D P E R F O R M A N C E

Average Annual Total Returns	as of 8/31/05
	Inception				From
	Date	1 Year	5 Years	10 Years	Inception

Class M shares		3.30%	6.07%	6.04%
Investor shares	7/11/01	2.98%	—	—	4.85%

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Class M shares of Mellon Bond Fund on 8/31/95 to a $10,000 investment made in the Lehman
Brothers U.S. Aggregate Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.
Before the fund commenced operations, substantially all of the assets of a predecessor common trust fund (CTF) that, in all material respects, had the same investment objective, policies, guidelines and restrictions as the fund (and those of two other CTFs) were transferred to the fund. Please note that the performance of the fund’s
Class M shares represents the performance of the predecessor CTF through October 1, 2000, adjusted to reflect the fund’s fees and expenses, by subtracting from the actual performance of the CTF the expenses of the fund’s Class M shares as they were estimated prior to the conversion of the CTF into the fund, and the performance of the fund’s Class M shares thereafter.The predecessor CTF was not registered under the Investment Company Act of 1940, as amended, and therefore was not subject to certain investment restrictions that might have adversely affected performance. In addition, the expenses of the fund’s Class M shares may be higher than those estimated prior to the conversion of the CTF into the fund, which would lower the performance shown in the above line graph.
Effective July 11, 2001, existing fund shares were designated as Class M shares and the fund began offering a second class of shares designated as Investor shares, which are subject to a Shareholder Services Plan. Performance for Investor shares will vary from the performance of Class M shares shown above because of the differences in charges and expenses.
The fund’s performance shown in the line graph takes into account all applicable fees and expenses for Class M shares only.The Index is a widely accepted, unmanaged index of corporate, government and government agency debt instruments, mortgage-backed securities, and asset-backed securities with an average maturity of 1-10 years.The Index does not take into account charges, fees and other expenses. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

T h e F u n d s 5

DISCUSSION OF
FUND PERFORMANCE

Lawrence R. Dunn, CFA, Portfolio Manager

How did Mellon Intermediate Bond Fund perform relative to its benchmark?

For the 12-month period ended August 31, 2005, the fund’s Class M shares achieved a total return of 1.53%, and its Investor shares achieved a total return of 1.30% .1 In comparison, the Lehman Brothers Intermediate Government/Credit Bond Index (the “Index”), the fund’s benchmark, achieved a 2.55% total return for the same period.2

Despite steadily rising short-term interest rates, yields of intermediate- and long-term bonds were little changed over the reporting period, as robust foreign demand and low inflation helped support prices.The fund produced lower returns than its benchmark, primarily due to a defensive duration management strategy that was designed to help preserve capital in a rising interest-rate environment.

What is the fund’s investment approach?

Effective December 31, 2004, the fund changed the way it describes its investment objective, which is to seek total return (consisting of capital appreciation and current income). To pursue its goal, the fund actively manages bond market and maturity exposure and invests at least 80% of its assets in bonds, such as U.S. government and agency bonds, corporate bonds, mortgage-related securities, foreign corporate and government bonds and municipal bonds.The fund’s investments in bonds must be rated investment grade at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund’s average effective portfolio maturity will be between three and 10 years, and its average effective portfolio duration will be between 2.5 and 5.5 years.

When managing the fund, we use a disciplined process to select securities and manage risk. We generally choose bonds based on yield, credit quality, the level of interest rates and inflation, general economic and financial trends and our outlook for the securities markets. Our management process also includes computer modeling and scenario testing of possible changes in market conditions.

What other factors influenced the fund’s performance?

The bond market was influenced to a significant degree by investors’ economic and inflation expectations. Early in the reporting period, economic growth appeared to be hindered by rising energy prices and heightened political uncertainty in advance of the U.S. presidential elections.As a result, investors’ inflation outlook was relatively benign, supporting bond prices. After the election, rallying equity markets and signs of more robust economic growth led many analysts to anticipate a potential acceleration of inflation. However, the economy continued to expand at a moderate pace when energy prices renewed their surge, manufacturing activity failed to meet expectations and labor markets achieved only modest improvement.

In this economic environment, the Federal Reserve Board (the “Fed”) continued to move away from its accommodative monetary policy of the past several years.The Fed increased the overnight federal funds rate eight times during the reporting period, driving it from 1.5% to 3.5% . Largely because of strong demand from foreign investors and persistently low inflation expectations, however, intermediate-term bond yields remained roughly unchanged, causing yield differences to narrow across the short-intermediate maturity spectrum.

6

Because the Fed was clear in its intentions to raise short-term interest rates until it achieved a level that neither stimulated nor restricted economic growth, we set the fund’s average duration — a measure of sensitivity to changing interest rates — in a range that was modestly shorter than industry averages, including an emphasis on securities in the one- to three-year maturity range.This position, which was designed to protect the fund from the potentially eroding effects of higher interest rates,detracted from performance when longer-term bond yields failed to rise along with short-term rates. While better results from the fund’s longer-term holdings helped boost returns,it was not enough to fully offset the fund’s short duration position.

In addition, because of concerns regarding the age of the current business cycle, we tended to focus on higher-quality securities within the fund’s corporate bond portfolio. However, lower-rated credits that are part of the Index fared better, further undermining the fund’s relative performance. Among mortgage-backed securities, which are not part of the Index, we focused primarily on 15-year fixed-rate securities and adjustable-rate mortgages with shorter maturities.We also invested a portion of the fund’s assets in high-quality asset-backed securities, which contributed positively to the fund’s performance.

What is the fund’s current strategy?

We currently expect the Fed to continue to raise short-term interest rates at upcoming meetings of its Federal Open Market Committee. However, the economic damage caused by Hurricane Katrina may cause the Fed to pause in its credit-tightening campaign sooner than many analysts previously expected. The Fed may need time to assess the impact of the storm and previous rate hikes on economic growth and inflation. Accordingly, while we have maintained the fund’s relatively short average duration, we have tempered that position with a more intent focus on securities with maturities in the five- to 10-year range.

September 15, 2005
[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. – Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers
Intermediate Government/Credit Bond Index is a widely accepted, unmanaged index of government and corporate bond market performance composed of U.S. government,Treasury and agency securities, fixed-income securities and nonconvertible investment-grade corporate debt, with an average maturity of 1-10 years.

T h e F u n d s 7

F U N D P E R F O R M A N C E
Average Annual Total Returns	as of 8/31/05
	Inception				From
	Date	1 Year	5 Years	10 Years	Inception

Class M shares		1.53%	5.59%	5.44%
Investor shares	7/11/01	1.30%	—	—	4.36%

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Class M shares of Mellon Intermediate Bond Fund on 8/31/95 to a $10,000 investment made in the
Lehman Brothers Intermediate Government/Credit Bond Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.
Before the fund commenced operations, substantially all of the assets of a predecessor common trust fund (CTF) that, in all material respects, had the same investment objective, policies, guidelines and restrictions as the fund were transferred to the fund. Please note that the performance of the fund’s Class M shares represents the performance of the predecessor CTF through October 1, 2000, adjusted to reflect the fund’s fees and expenses, by subtracting from the actual performance of the CTF the expenses of the fund’s Class M shares as they were estimated prior to the conversion of the CTF into the fund, and the performance of the fund’s Class M shares
thereafter.The predecessor CTF was not registered under the Investment Company Act of 1940, as amended, and therefore was not subject to certain investment restrictions that might have adversely affected performance. In addition, the expenses of the fund’s Class M shares may be higher than those estimated prior to the conversion of the CTF into the fund, which would lower the performance shown in the above line graph.
Effective July 11, 2001, existing fund shares were designated as Class M shares and the fund began offering a second class of shares designated as Investor shares, which are subject to a Shareholder Services Plan. Performance for Investor shares will vary from the performance of Class M shares shown above because of the differences in charges and expenses.
The fund’s performance shown in the line graph takes into account all applicable fees and expenses for Class M shares only.The Index is a widely accepted, unmanaged index of U.S. government and credit bond market performance composed of U.S. government,Treasury and agency securities, fixed-income securities and nonconvertible investment-grade corporate debt, with an average maturity of 1-10 years.The Index does not take into account charges, fees and other expenses. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

8

DISCUSSION OF
FUND PERFORMANCE

Lawrence R. Dunn, CFA, Portfolio Manager

How did Mellon Short-Term U.S. Government Securities Fund perform relative to its benchmark?

For the 12-month period ended August 31, 2005, the fund’s Class M shares achieved a total return of 1.00%, and its Investor shares achieved a total return of 0.78% .1 In comparison, the Lehman Brothers 1-3 Year U.S. Government Index (the “Index”), the fund’s benchmark, achieved a total return of 1.27% for the same period.2

Despite steadily rising short-term interest rates, yields of longer-term U.S. government securities were little changed over the reporting period, as robust foreign demand and low inflation helped support prices. The fund produced lower returns than its benchmark, primarily due to a defensive duration management strategy that was designed to help preserve capital in a rising interest-rate environment.

What is the fund’s investment approach?

The fund seeks to provide as high a level of current income as is consistent with the preservation of capi-tal.To pursue this goal, the fund invests at least 80% of its assets in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities and in repurchase agreements. The fund may invest up to 35% of its net assets in mortgage-related securities issued by U.S. government agencies or instrumentalities, such as mortgage pass-through securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”).The fund may also invest in collateralized mortgage obligations (“CMOs”), including stripped mortgage-backed securities. Generally, the fund’s average effective portfolio maturity and its average effective portfolio duration will be less than three years.

When choosing securities,we typically first examine U.S. and global economic conditions and other market factors to estimate long- and short-term interest rates. Using a research-driven investment process, we then seek to identify what we believe are potentially profitable sectors before they are widely perceived by the market. We also seek to identify underpriced or mispriced securities that appear likely to perform well over time.

What other factors influenced the fund’s performance?

The U.S.government securities market was influenced to a significant degree by investors’ economic and inflation expectations. Early in the reporting period, economic growth appeared to be hindered by rising energy prices and heightened political uncertainty in advance of the presidential elections.As a result, investors’ inflation outlook was relatively benign, supporting prices of U.S. Treasury securities. After the election, rallying equity markets and signs of more robust economic growth led many analysts to anticipate a potential acceleration of inflation.However,the economy continued to expand at a moderate pace when energy prices renewed their surge, manufacturing activity failed to meet expectations and labor markets achieved only modest improvement.

In this environment, the Federal Reserve Board (the “Fed”) continued to move away from its accommodative monetary policy of the past several years.The Fed increased the overnight federal funds rate eight times during the reporting period, driving it from 1.5% to 3.5% . Largely because of strong demand from foreign investors and persistently low inflation expectations, however, intermediate-term bond yields remained roughly unchanged, causing yield differences to narrow across the short-intermediate maturity spectrum.

Because the Fed was clear in its intentions to raise short-term interest rates until it achieved a level that neither stimulated nor restricted economic growth, we set the fund’s average duration — a measure of sensi-

T h e F u n d s 9

DISCUSSION OF FUND PERFORMANCE (continued)

tivity to changing interest rates — in a range that was modestly shorter than industry averages, including an emphasis on U.S.Treasury securities with maturities of one year or less. This position, which was designed to protect the fund from the potentially eroding effects of higher interest rates, detracted from performance when longer-term bond yields failed to rise along with short-term rates.While better results from the fund’s longer-term holdings helped boost returns, it was not enough to fully offset the fund’s short duration position.

In addition to the fund’s core position in U.S.Treasury securities, we allocated approximately 10% of the fund’s assets to mortgage-backed securities backed by U.S. government agencies. We focused primarily on short-term balloon mortgages, hybrids and 15-year fixed-rate securities that offered a yield advantage over U.S. Treasuries with comparable maturities.

What is the fund’s current strategy?

We currently expect the Fed to continue to raise short-term interest rates at upcoming meetings of its Federal

Open Market Committee. However, the economic damage caused by Hurricane Katrina may cause the Fed to pause in its credit-tightening campaign sooner than many analysts previously expected. The Fed may need time to assess the impact of the storm, the federal government’s fiscal response and previous rate hikes on economic growth and inflation. Accordingly, while we have maintained the fund’s relatively short average duration, we are prepared to temper that position with a more intent focus on securities with maturities in the two- to three-year range.

September 15, 2005
[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. – Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers 1-3 Year U.S.
Government Index is a widely accepted, unmanaged index of government bond market performance composed of U.S.Treasury and agency securities with maturities of 1-3 years.

10

F U N D P E R F O R M A N C E

Average Annual Total Returns	as of 8/31/05
	Inception				From
	Date	1 Year	5 Years	10 Years	Inception

Class M shares		1.00%	3.87%	4.54%
Investor shares	7/11/01	0.78%	—	—	2.55%

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Class M shares of Mellon Short-Term U.S. Government Securities Fund on 8/31/95 to a $10,000
investment made in the Lehman Brothers 1-3 Year U.S. Government Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.
Before the fund commenced operations, substantially all of the assets of a predecessor common trust fund (CTF) that, in all material respects, had the same investment objective, policies, guidelines and restrictions as the fund were transferred to the fund. Please note that the performance of the fund’s Class M shares represents the performance of the predecessor CTF through October 1, 2000, adjusted to reflect the fund’s fees and expenses, by subtracting from the actual performance of the CTF the expenses of the fund’s Class M shares as they were estimated prior to the conversion of the CTF into the fund, and the performance of the fund’s Class M shares
thereafter.The predecessor CTF was not registered under the Investment Company Act of 1940, as amended, and therefore was not subject to certain investment restrictions that might have adversely affected performance. In addition, the expenses of the fund’s Class M shares may be higher than those estimated prior to the conversion of the CTF into the fund, which would lower the performance shown in the above line graph.
Effective July 11, 2001, existing fund shares were designated as Class M shares and the fund began offering a second class of shares designated as Investor shares, which are subject to a Shareholder Services Plan. Performance for Investor shares will vary from the performance of Class M shares shown above because of the differences in charges and expenses.
The fund’s performance shown in the line graph takes into account all applicable fees and expenses for Class M shares only.The Index is a widely accepted, unmanaged index of government bond market performance composed of U.S.Treasury and agency securities with maturities of 1-3 years.The Index does not take into account charges, fees and other expenses. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial
Highlights section of the prospectus and elsewhere in this report.

T h e F u n d s 11

UNDERSTANDING YOUR FUND ’S EXPENSES ( Unaudited )

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in each class of each fund from March 1, 2005 to August 31, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2005
	Class M Shares	Investor Shares

Mellon Bond Fund
Expenses paid per $1,000 †	$ 2.86	$ 4.13
Ending value (after expenses)	$1,023.20	$1,021.90
Mellon Intermediate Bond Fund
Expenses paid per $1,000 †	$ 2.90	$ 4.16
Ending value (after expenses)	$1,015.40	$1,015.00
Mellon Short-Term U.S. Government Securities Fund
Expenses paid per $1,000 †	$ 2.84	$ 4.31
Ending value (after expenses)	$1,012.00	$1,010.70

COMPARING YOUR FUND ’S EXPENSES WITH THOSE OF OTHER FUNDS ( Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return.You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2005
	Class M Shares	Investor Shares

Mellon Bond Fund
Expenses paid per $1,000 †	$ 2.85	$ 4.13
Ending value (after expenses)	$1,022.38	$1,021.12
Mellon Intermediate Bond Fund
Expenses paid per $1,000 †	$ 2.91	$ 4.18
Ending value (after expenses)	$1,022.33	$1,021.07
Mellon Short-Term U.S. Government Securities Fund
Expenses paid per $1,000 †	$ 2.85	$ 4.33
Ending value (after expenses)	$1,022.38	$1,020.92

† Expenses are equal to the Mellon Bond Fund annualized expense ratio of .56% for Class M and .81% for Investor shares, Mellon Intermediate Bond Fund .57% for Class M and .82% for Investor shares and Mellon Short-Term U.S. Government Securities Fund .56% for Class M and .85% for Investor shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

12

STATEMENT OF INVESTMENTS
August 31 , 2005

Mellon Bond Fund

	Principal			Principal
Bonds and Notes—98.6%	Amount ($)	Value ($)		Amount ($)	Value ($)

Aerospace & Defense—.2%			Bank & Finance (continued)
United Technologies,			Countrywide Home Loans,
Notes, 6.5%, 2009	1,250,000	1,347,676	Notes, 3.25%, 2008	6,165,000	5,984,150
Asset-Backed-Ctfs—			Credit Suisse First Boston,
Automobile Receivables—1.8%			Notes, 4.875%, 2010	2,100,000	2,132,920
Harley-Davidson Motorcycle Trust:			Fifth Third Bancorp,
Ser. 2003-4, Cl. A2,			Notes, 3.375%, 2008	3,000,000	2,929,497
2.69%, 2011	4,650,000	4,550,273	Ford Motor Credit,
Ser. 2005-3, Cl. A2,			Notes, 7%, 2013	3,000,000 [a]	2,880,192
4.41%, 2012	2,365,000	2,364,631	Goldman Sachs,
Honda Auto Receivables Owner			Notes, 4.75%, 2013	6,500,000	6,470,756
Trust, Ser. 2004-3, Cl. A4,			KfW,
3.28%, 2010	3,820,000	3,729,291	Gtd. Global Notes, (Gtd. By
Onyx Acceptance Grantor Trust,			Fedal Rep. of Gemany),
Ser. 2005-A, Cl. A4,			3.75%, 2008	7,530,000	7,471,198
3.91%, 2011	4,910,000	4,869,690	Landwirtschaftliche Rentenbank,
		15,513,885	Gtd. Global Notes,
Asset-Backed Ctfs.—			(Gtd. By Bundes Republik
Credit Cards—1.3%			Deutschland), 3.25%, 2007	6,555,000	6,434,506
Bank One Issuance Trust,			Lehman Brothers:
Ser. 2003-03, Cl. C3,			Notes, 4.25%, 2010	5,200,000	5,158,878
4.77%, 2016	11,000,000	11,041,108	Notes, 7%, 2008	2,000,000 [a]	2,120,552
Asset-Backed Ctfs.—			Merrill Lynch & Co.,
Others—.3%			Notes, 4.125%, 2009	3,250,000	3,216,441
CNH Equipment Trust,			Morgan (J.P.),
Ser. 2005-A, Cl. A4B,			Sub. Notes, 6.25%, 2009	1,800,000	1,901,065
4.29%, 2012	2,305,000	2,308,219	Morgan Stanley Dean Witter & Co.,
Bank & Finance—10.3%			Bonds, 6.75%, 2011	3,200,000	3,540,083
AXA Financial,			PNC Funding,
Sr. Notes, 7.75%, 2010	5,650,000	6,445,028	Notes, 4.5%, 2010	2,825,000	2,831,274
American Express,			Wells Fargo & Co.,
Notes, 4.75%, 2009	3,000,000 [a]	3,045,207	Notes, 3.12%, 2008	2,425,000	2,355,160
Bank of America,					86,542,840
Sr. Notes, 5.875%, 2009	6,585,000	6,920,888	Collateralized Mortgage
Bear Stearns & Cos.,			Obligations—.9%
Notes, 4.5%, 2010	2,000,000	1,999,438	ABN Amro Mortgage,
CIT Group,			Ser. 2002-1A, Cl. M,
Sr. Debs., 5.875%, 2008	4,800,000	5,009,357	5.619%, 2032	1,270,851 [b]	1,275,265
Caterpillar Financial Services,			Federal Home Loan Mortgage Corp.:
Notes, 3.625%, 2007	5,825,000	5,758,304	REMIC, Muiltclass Mortgage
Citigroup,			Participation Ctfs., Ser. 1660,
Sr. Notes, 6.2%, 2009	1,825,000	1,937,946	Cl. H, 6.50%, 1/15/2009	2,555,417	2,606,781

T h e F u n d s 13

STATEMENT OF INVESTMENTS (continued)
Mellon Bond Fund (continued)

	Principal			Principal
Bonds and Notes (continued)	Amount ($)	Value ($)		Amount ($)	Value ($)

Collateralized Mortgage			Industrials—2.7%
Obligations (continued)			Canadian National Railway,
Federal National			Notes, 4.25%, 2009	7,600,000	7,562,213
Mortgage Association:			Emerson Electric,
(Interest Only Obligation)			Notes, 5%, 2014	4,290,000	4,436,096
Ser. 333, Cl. 2,			IBM:
5.5%, 3/1/2033	7,838,368 [c]	1,493,073	Debs., 7%, 2025	2,000,000	2,467,586
REMIC Trust, Pass-Through			Notes, 4.375%, 2009	3,000,000	3,017,802
Ctfs., Ser. 1992-18, Cl. HC,			Pemex Project Funding Master Trust,
7.5%, 3/25/2007	296,184	301,012	Notes, 5.75%, 2015	5,000,000 [d]	5,018,750
Washington Mutual,					22,502,447
Ser. 2003-S4, Cl. 4A1,
4%, 2032	2,049,914	2,039,079	Media & Telecommunications—7.0%
		7,715,210	British Sky Broadcasting,
			Notes, 6.875%, 2009	4,180,000	4,481,340
Commercial Mortgage
Pass-Through Ctfs.—2.7%			Comcast Cable Communications:
			Bonds, 5.65%, 2035	3,000,000	2,955,495
Asset Securitization,			Sr. Notes, 5.85%, 2010	1,000,000	1,049,235
Ser.1995-MD IV, Cl. A-1,
7.10%, 2029	392,425	403,561	Grupo Televisa,
			Sr. Notes, 6.625%, 2025	3,000,000 [d]	3,060,000
GS Mortgage Securities II:			Sprint Capital,
Ser. 1998-GLII, Cl. A-2,			Notes, 8.375%, 2012	4,800,000	5,739,034
6.562%, 2031	8,750,000	9,189,250
Ser. 2005-GG4, Cl. A4,			Time Warner:
4.761%, 2039	1,850,000	1,865,733	Debs., 6.95%, 2028	4,430,000	5,012,651
			Sr. Debs., 7.7%, 2032	3,000,000	3,709,278
JP Morgan Chase Commercial
Mortgage Securities:			Tribune,
Ser. 2005-CB11, Cl. A2,			Notes, 5.25%, 2015	5,000,000	5,142,215
5.016%, 2037	4,145,000	4,234,738	Univision Communications,
Ser. 2005-CB12, Cl. AM,			Sr. Notes, 3.5%, 2007	9,400,000	9,181,290
4.948%, 2037	3,075,000	3,131,643	Verizon Global Funding,
Ser. 2005-LDP2, Cl. AM,			Notes, 7.6%, 2007	750,000	785,345
4.78%, 2042	3,720,000	3,744,900	Verizon New York:
		22,569,825	Debs., Ser. A, 6.875%, 2012	1,125,000	1,242,359
Foreign Government—3.1%			Debs., Ser. B, 7.375%, 2032	4,500,000	5,293,692
Financement-Quebec,			Viacom,
Notes, 5%, 2012	4,875,000	5,057,661	Debs., 7.875%, 2030	5,400,000	6,663,184
Province of Manitoba Canada,			Vodafone,
Notes, 4.45%, 2010	3,220,000	3,261,438	Sr. Notes, 7.75%, 2010	4,430,000	5,013,334
Province of Ontario:					59,328,452
Notes, 5.125%, 2012	3,500,000 [a]	3,716,437	Real Estate Investment
Sr. Notes, 5.5%, 2008	4,000,000	4,172,864	Trust—1.8%
Republic of Italy,			ERP Operating,
Bonds, 4%, 2008	5,730,000	5,718,534	Notes, 6.95%, 2011	4,000,000	4,424,856
United Mexican States,			Liberty Property,
Notes, 6.625%, 2015	4,000,000 [a]	4,426,000	Sr. Notes, 7.25%, 2011	2,025,000	2,257,750
		26,352,934

14

Mellon Bond Fund (continued)

	Principal			Principal
Bonds and Notes (continued)	Amount ($)	Value ($)		Amount ($)	Value ($)

Real Estate Investment Trust (continued)			U.S. Government Agencies (continued)
Mack-Cali Realty,			Federal Home Loan
Notes, 7.75%, 2011	4,775,000	5,429,275	Mortgage Corp. (continued):
Simon Property,			Notes, 4.75%, 12/8/2010	4,375,000	4,383,444
Notes, 5.1%, 2015	3,000,000 [a,d]	3,002,943	Federal National Mortgage Association:
		15,114,824	Notes, 4%, 5/9/2007	4,845,000	4,834,646
Retail—.6%			Notes, 4.125%, 6/16/2008	4,925,000	4,901,065
Wal-Mart Stores,			Notes, 4.75%, 8/25/2008	3,125,000	3,139,250
Bonds, 5.25%, 2035	5,310,000	5,378,398			77,569,205
U.S. Government—21.0%			U.S. Government Agencies/
			Mortgage-Backed—34.3%
U.S. Treasury Bonds:			Federal Home Loan Mortgage Corp.:
5.375%, 2/15/2031	8,875,000	10,407,979	5%, 10/1/2018	9,733,363	9,818,530
6%, 2/15/2026	4,000,000	4,906,560	5.5%, 9/1/2006-3/1/2035	36,559,489	37,158,318
6.25%, 8/15/2023	16,620,000	20,599,659	5.625%, 7/1/2031	840,176 [b]	863,407
U.S. Treasury Inflation			6%, 7/1/2017	4,784,833	4,938,809
Protected Securities,			6.5%, 8/1/2031-7/1/2032	2,768,389	2,868,212
1.625%, 1/15/2015	14,713,677 [a,e]	14,709,409	7%, 4/1/2032	894,890	936,833
U.S. Treasury Note:			8.5%, 6/1/2018	3,554,665	3,847,925
3.375%, 10/15/2009	4,545,000 [a]	4,463,690	Federal National Mortgage Association:
4%, 4/15/2010	9,630,000 [a]	9,686,056	4.5%, 5/1/2020-7/1/2020	23,454,974	23,281,653
4%, 11/15/2012	6,300,000 [a]	6,330,240	5%, 5/1/2019-7/1/2035	90,664,982	90,620,597
4.125%, 5/15/2015	19,310,000 [a]	19,440,342	5.5%, 1/1/2020-7/1/2035	48,117,075	48,787,881
4.375%, 5/15/2007	39,615,000 [a]	39,989,362	6%, 9/1/2019-9/1/2034	22,220,268	22,812,333
4.375%, 8/15/2012	5,325,000	5,483,046	6.5%, 3/1/2017-6/1/2035	13,777,686	14,273,308
5.5%, 2/15/2008	18,000,000 [a]	18,715,680	7%, 6/1/2009-6/1/2032	5,076,159	5,313,831
6%, 8/15/2009	20,200,000 [a]	21,783,478	7.5%, 7/1/2032	1,373,038	1,456,272
		176,515,501	8%, 7/1/2007-2/1/2013	1,267,886	1,315,190
U.S. Government Agencies—9.2%			Government National
Federal Farm Credit Banks,			Mortgage Association I:
Bonds, 4.125%, 4/15/2009	6,740,000	6,740,337	6%, 10/15/2008-10/15/2033	5,733,820	5,908,843
			6.5%, 2/15/2024-8/15/2034	8,195,488	8,558,596
Federal Home Loan Banks:			7%, 5/15/2023-12/15/2023	1,691,453	1,788,712
Bonds, 3.625%, 5/15/2008	365,000	360,210	7.5%, 3/15/2027	893,082	952,802
Bonds, 3.75%, 3/7/2007	2,500,000	2,487,037	8%, 5/15/2007-9/15/2008	1,800,926	1,836,385
Bonds, 3.875%, 2/15/2008	6,040,000	6,005,735	9%, 12/15/2009	1,687,730	1,765,248
Bonds, 3.9%, 2/25/2008	4,415,000	4,398,016
Bonds, 4%, 4/25/2007	5,000,000	4,991,185			289,103,685
Bonds, 4.25%, 5/16/2008	4,910,000	4,889,034	Utilities—1.4%
Bonds, 4.65%, 8/22/2008	3,125,000	3,138,675	Dominion Resources,
Bonds, Ser. S107,			Sr. Notes, 5.15%, 2015	1,000,000	1,013,676
3.75%, 8/15/2007	1,005,000	998,243	FPL Group Capital,
Federal Home Loan Mortgage Corp.:			Debs., 6.125%, 2007	6,800,000	7,010,100
Notes, 3.25%, 11/2/2007	3,445,000	3,387,772	Southern California Edison,
Notes, 3.3%, 9/14/2007	6,375,000	6,292,380	First Mortgage, 4.65%, 2015	4,200,000	4,196,010
Notes, 3.75%, 8/3/2007	5,225,000	5,198,697			12,219,786
Notes, 4.375%, 1/25/2010	6,570,000	6,560,993	Total Bonds and Notes
Notes, 4.5%, 8/22/2007	4,845,000	4,862,486	(cost $827,347,636)		831,123,995

T h e F u n d s 15

STATEMENT OF INVESTMENTS (continued)
Mellon Bond Fund (continued)

	Principal		Investment of Cash Collateral
Short-Term Investment—1.6%	Amount ($)	Value ($)	for Securities Loaned—16.9%	Shares	Value ($)

Repurchase Agreement;			Registered Investment Company;
JP Morgan Chase & Co.,			Dreyfus Institutional Cash
3.48%, dated 8/31/2005			Advantage Plus Fund
due 9/1/2005			(cost $142,491,618) 142,491,618 [f]		142,491,618

in the amount of $13,245,280
(fully collateralized by $13,375,000,			Total Investments
U.S. Treasury Notes, 4.125%,			(cost $983,083,254)	117.1%	986,859,613
8/15/2008,			Liabilities, Less Cash and Receivables	(17.1%)	(144,351,623)
value $13,532,935)
(cost $13,244,000)	13,244,000	13,244,000	Net Assets	100.0%	842,507,990

[a] All or a portion of these securities are on loan. At August 31, 2005 the total market value of the fund's securities on loan is $148,168,332 and the total market value of the collateral held by the fund is $151,431,661, consisting of cash collateral of $142,491,618 and U.S Government debt valued at $8,940,043.
[b] Variable rate security—interest rate subject to periodic change.
[c] Notional face amount shown.
[d] These securities are exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2005, these securities amounted to $11,081,693 or 1.2% of net assets.
[e] Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.
[f] Investments in affiliated money market mutual funds.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)

U.S. Agency Mortgage-Backed Securities	34.3	Mortgage/Asset-Backed Securities	7.0
U.S. Government/Agencies Securities	30.2	Foreign Government Securities	3.1
Corporate Bonds/Notes	24.0
Short-Term/Money Market Instruments	18.5		117.1

† Based on net assets.
See notes to financial statements.

16

STATEMENT OF INVESTMENTS
August 31 , 2005

Mellon Intermediate Bond Fund

	Principal			Principal
Bonds and Notes—98.4%	Amount ($)	Value ($)		Amount ($)		Value ($)

Asset-Backed Ctfs—			Bank & Finance (continued)
Automobile Receivables—1.7%			Fifth Third Bancorp,
Harley-Davidson Motorcycle Trust:			Notes, 3.375%, 2008	3,680,000		3,593,516
Ser. 2003-4, Cl. A2, 2.69%, 2011	2,470,000	2,417,027	Ford Motor Credit,
Ser. 2005-3, Cl. A2, 4.41%, 2012	2,350,000	2,349,632	Notes, 7%, 2013	2,000,000	[a]	1,920,128
Honda Auto Receivables Owner Trust,			General Electric Capital,
Ser. 2004-3, Cl. A4,			Notes, Ser. A, 3.125%, 2009	5,885,000	[a]	5,661,164
3.28%, 2/18/10	2,030,000	1,981,796	Goldman Sachs,
Onyx Acceptance Grantor Trust,			Notes, 4.75%, 2013	5,400,000		5,375,705
Ser. 2005-A, Cl. A4, 3.91%, 2011	3,150,000	3,124,139	Household Finance,
		9,872,594	Notes, 4.75%, 2013	5,400,000		5,405,659
Asset-Backed Ctfs.—			International Lease Finance,
Credit Cards—.8%			Notes, 4.35%, 2008	3,500,000	[a]	3,485,430
Bank One Issuance Trust,			KfW,
Ser. 2003-03, Cl. C3, 4.77%, 2016	4,275,000	4,290,976	Gtd. Global Notes, (Gtd. by
Asset-Backed Ctfs.—Other—1.1%			Federal Rep. of Germany),
CNH Equipment Trust,			3.75%, 2008	9,470,000		9,396,049
Ser. 2005-A, Cl. A4B, 4.29%, 2012	1,385,000	1,386,934	Landwirtschaftliche Rentenbank,
Caterpillar Financial Asset Trust,			Gtd. Global Notes, (Gtd. By
Ser. 2005-A, Cl. A4, 4.1%, 2010	2,700,000	2,691,722	Bundes Republik Deutschland),
			3.25%, 2007	8,320,000		8,167,062
John Deere Owner Trust,
Ser. 2004-A, Cl. A4, 3.02%, 2011	2,245,000	2,196,633	Lehman Brothers:
			Notes, 4.25%, 2010	2,400,000		2,381,021
		6,275,289	Notes, 7%, 2008	1,680,000		1,781,264
Bank & Finance—19.3%			Merrill Lynch & Co,
AXA Financial:			Notes, 4.125%, 2009	6,700,000		6,630,816
Sr. Notes, 6.5%, 2008	1,200,000	1,263,713	Morgan Stanley
Sr. Notes, 7.75%, 2010	3,625,000	4,135,085	Bonds, 5.8%, 2007	5,000,000		5,116,925
American Express,			US Bank,
Notes, 4.75%, 2009	2,000,000 [a]	2,030,138	Sr. Notes, 4.125%, 2008	4,000,000		3,992,424
Bank of America,			Wachovia,
Sr. Notes, 5.875%, 2009	3,500,000	3,678,528	Sub. Notes, 6.375%, 2009	4,000,000		4,247,988
Bank of New York,			Wells Fargo & Co.,
Sr. Notes, 3.625%, 2009	4,575,000	4,480,947	Notes, 3.12%, 2008	5,000,000		4,856,000
Bear Stearns & Cos.,						109,819,879
Notes, 4.5%, 2010	2,100,000	2,099,410	Collateralized Mortgage
CIT Group,			Obligations—.6%
Debs., 5.875%, 2008	2,275,000	2,374,226	ABN Amro Mortgage,
Caterpillar Financial Services,			Ser. 2002-1A, Cl. M,
Notes, 3.625%, 2007	5,700,000	5,634,735	5.627113%, 2032	529,521	[b]	531,360
Citigroup,			Federal Home Loan Mortgage Corp.,
Sr. Notes, 6.2%, 2009	4,400,000	4,672,307	Mulitclass Mortgage
Countrywide Home Loans,			Participation Ctfs., REMIC,
Notes, 3.25%, 2008	4,630,000	4,494,179	Ser. 2134, Cl. PM,
Credit Suisse First Boston,			5.5%, 3/15/2014	2,628,203		2,689,756
Notes, 4.875%, 2010	2,900,000	2,945,460				3,221,116

T h e F u n d s 17

STATEMENT OF INVESTMENTS (continued)
Mellon Intermediate Bond Fund (continued)

	Principal			Principal
Bonds and Notes (continued)	Amount ($)	Value ($)		Amount ($)		Value ($)

Commercial Mortgage			Media &
Pass-Through Ctfs.—2.5%			Telecommunications—8.5%
GS Mortgage Securities II:			AOL Time Warner,
Ser. 1998-GLII, Cl. A-2,			Notes, 6.875%, 2012	2,750,000	[a]	3,062,870
6.562%, 2031	4,250,000	4,463,350	British Sky Broadcasting,
Ser. 2005-GG4, Cl. A4,			Notes, 6.875%, 2009	3,500,000		3,752,319
4.761%, 2039	2,800,000	2,823,812
			Comcast Cable Communications:
JP Morgan Chase Commercial			Notes, 5.3%, 2014	2,000,000		2,042,918
Mortgage Securities:			Sr. Notes, 5.85%, 2010	2,400,000		2,518,164
Ser. 2005-CB11, Cl. A2,
5.016%, 2037	2,645,000	2,702,264	Grupo Televisa,
Ser. 2005-CB12, Cl. AM,			Sr. Notes, 6.625%, 2025	2,000,000	[c]	2,040,000
4.948%, 2037	1,985,000	2,021,565	News America,
Ser. 2005-LDP2, Cl. AM,			Sr. Notes, 4.75%, 2010	4,115,000		4,142,455
4.78%, 2042	2,405,000	2,421,097	Sprint Capital,
		14,432,088	Notes, 8.375%, 2012	5,250,000	[a]	6,277,068
Foreign Government—4.1%			Tribune,
Financement-Quebec,			Notes, 5.25%, 2015	3,000,000		3,085,329
Notes, 5%, 2012	6,330,000	6,567,179	Univision Communications:
Mexico Government,			Sr. Notes,
Notes, 6.625%, 2015	2,875,000 [a]	3,181,187	3.5%, 2007	4,965,000		4,849,479
Province of Manitoba Canada,			Sr. Notes,
Notes, 4.45%, 2010	4,190,000 [a]	4,243,921	3.875%, 2008	1,850,000		1,800,415
Province of Ontario,			Verizon New York,
Notes, 5.125%, 2012	2,200,000 [a]	2,336,046	Debs., Ser. A,
Republic of Italy,			6.875%, 2012	4,925,000		5,438,771
Bonds, 4%, 2008	7,315,000 [a]	7,300,363	Viacom,
		23,628,696	Sr. Notes, 6.625%, 2011	5,850,000		6,364,665
Industrials—2.4%			Vodafone,
Canadian National Railway,			Notes, 7.75%, 2010	2,675,000		3,027,239
Notes, 4.25%, 2009	3,875,000	3,855,734				48,401,692
Conoco Funding,			Real Estate Investment
Notes, 6.35%, 2011	1,825,000	2,018,459	Trust—1.8%
Dominion Resources,			ERP Operating,
Sr. Notes, 5.15%, 2015	1,225,000	1,241,753	Notes, 6.95%, 2011	1,875,000		2,074,151
Emerson Electric,			Liberty Property,
Notes, 4.625%, 2012	3,625,000	3,680,564	Sr. Notes, 7.25%, 2011	1,480,000		1,650,108
Pemex Project Funding			Mack-Cali Realty:
Master Trust,Notes, 5.75%, 2015	3,000,000 [c]	3,011,250	Notes, 7.25%, 2009	2,525,000		2,721,988
		13,807,760	Notes, 7.75%, 2011	1,500,000		1,705,532

18

Mellon Intermediate Bond Fund (continued)

	Principal			Principal
Bonds and Notes (continued)	Amount ($)	Value ($)		Amount ($)	Value ($)

Real Estate Investment			U.S. Government Agencies (continued)
Trust (continued)			Federal Home Loan Banks (continued):
Simon Property,			Bonds, Ser. S107,
Notes, 5.1%, 2015	2,000,000 [a,c]	2,001,962	3.75%, 8/15/2007	6,990,000	6,943,006
		10,153,741	Federal Home Loan Mortgage Corp.:
Retail—.9%			Notes, 3.25%, 11/2/2007	1,545,000	1,519,334
			Notes, 3.3%, 9/14/2007	7,700,000	7,600,208
Wal-Mart Stores,			Notes, 3.75%, 8/3/2007	2,410,000	2,397,868
Sr. Notes, 6.875%, 2009	4,500,000	4,916,318	Notes, 4.5%, 8/22/2007	6,460,000	6,483,314
Technology—1.0%			Federal National Mortgage Association:
IBM,			Notes, 2.71%, 1/30/2007	3,685,000	3,621,703
Notes, 4.375%, 2009	5,000,000	5,029,670	Notes, 3.55%, 2/16/2007	9,665,000	9,603,927
U.S. Government— 31.7%			Notes, 4%, 5/9/2007	6,405,000	6,391,313
			Notes, 4.125%, 6/16/2008	5,625,000	5,597,663
U.S. Treasury Inflation			Notes, 4.75%, 8/25/2008	3,045,000	3,058,885
Protected Bonds,
1.625%, 1/15/2015	8,535,868 [a,d]	8,533,368			108,502,668
			U.S. Government Agencies/
U.S. Treasury Notes:			Mortgage-Backed—1.8%
3.5%, 11/15/2009	12,660,000 [a]	12,493,774	Federal Home Loan Mortgage Corp.:
4%, 4/15/2010	6,725,000 [a]	6,764,146	3.5%, 5/1/2008	1,166,947	1,134,857
4%, 11/15/2012	8,390,000 [a]	8,430,272	4.5%, 11/1/2007	1,278,710	1,280,705
4.125%, 5/15/2015	1,375,000 [a]	1,384,281	4.919%, 11/1/2032	1,061,374 [b]	1,069,834
4.375%, 5/15/2007	41,370,000 [a]	41,760,947
4.375%, 8/15/2012	6,315,000 [a]	6,502,429	Federal National Mortgage Association:
			5%, 10/1/2018	4,988,878	5,029,388
5.5%, 2/15/2008	59,140,000 [a]	61,491,406	5.5%, 6/1/2006	196,329	198,169
6.5%, 10/15/2006	32,480,000 [a]	33,440,434	7%, 6/1/2009	353,526	364,683
		180,801,057	Government National
U.S. Government Agencies—19.0%			Mortgage Association I:
Federal Farm Credit Bank:			6.5%, 9/15/2013	685,357	714,909
Bonds, 2.125%, 7/17/2006	4,500,000	4,430,875	8%, 2/15/2008	287,887	294,992
Bonds, 4.125%, 4/15/2009	6,730,000	6,730,336			10,087,537
Federal Home Loan Banks:			Utilities—1.2%
Bonds, 3.75%, 3/7/2007	6,865,000	6,829,405	Alabama Power,
Bonds, 3.875%, 2/15/2008	7,485,000	7,442,538	Sr. Notes, Cl. CC, 3.5%, 2007	3,675,000	3,618,567
Bonds, 3.9%, 2/25/2008	5,560,000	5,538,611	FPL Group Capital,
Bonds, 4%, 4/25/2007	6,805,000	6,793,003	Debs., 6.125%, 2007	3,250,000	3,350,415
Bonds, 4.25%, 5/16/2008	6,495,000	6,467,266			6,968,982
Bonds, 4.65%, 8/22/2008	3,155,000	3,168,806	Total Bonds and Notes
Bonds, Ser. QP06,			(cost $561,515,143)		560,210,063
4.125%, 11/15/2006	7,870,000	7,884,607

T h e F u n d s 19

STATEMENT OF INVESTMENTS (continued)
Mellon Intermediate Bond Fund (continued)

	Principal		Investment of Cash Collateral
Short-Term Investment—1.4%	Amount ($)	Value ($)	for Securities Loaned—34.3%	Shares	Value ($)

Repurchase Agreement;			Registered Investment Company;
JP Morgan Chase & Co.,			Dreyfus Institutional Cash
3.48%, dated 8/31/2005			Advantage Plus Fund
due 9/1/2005			(cost $195,681,804) 195,681,804 [e]		195,681,804

in the amount of $7,958,769
(fully collateralized by $8,037,000			Total Investments (cost $765,154,947)	134.1%	763,849,867
U.S. Treasury Notes, 4.125%,			Liabilities, Less Cash and Receivables	(34.1%)	(194,069,835)
8/15/2008, value $8,131,903)
(cost $7,958,000)	7,958,000	7,958,000	Net Assets	100.0%	569,780,032

[a] All or a portion of these securities are on loan. At August 31, 2005, the total market value of the fund's securities on loan is $207,529,846 and the total market value of the collateral held by the fund is $212,766,902, consisting of cash collateral of $195,681,804, U.S. Government debt valued at $17,085,098.
[b] Variable rate security—interest rate subject to periodic change.
[c] These securities are exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2005, these securities amounted to $7,053,212 or 1.2% of net assets.
[d] Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.
[e] Investment in affiliated money market mutual funds.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)

U.S. Governments/Agencies Securities	50.7	Foreign Government Securities	4.1
Short-Term/Money Market Investments	35.7	U.S. Agency Mortgage-Backed Securities	1.8
Corporate Bonds/ Notes	35.1
Mortgages/Asset-Backed Securities	6.7		134.1

† Based on net assets.
See notes to financial statements.

20

STATEMENT OF INVESTMENTS
August 31 , 2005

Mellon Short-Term U.S. Government Securities Fund

	Principal			Principal
Bonds and Notes—98.1%	Amount ($)	Value ($)		Amount ($)	Value ($)

Collateralized Mortgage			U.S. Government Agencies (continued)
Obligations—.2%			Federal National Mortgage Association:
Federal Home Loan			Notes, 2.35%, 4/29/2006	1,335,000	1,321,675
Mortgage Corp.,			Notes, 2.5%, 5/12/2006	1,009,000	999,426
Multiclass Mortgage Participation			Notes, 2.71%, 1/30/2007	745,000	732,203
Ctfs., REMIC, Ser. 2495,			Notes, 3%, 3/2/2007	550,000	542,248
Cl. UC, 5%, 7/15/2032	244,034	246,363	Notes, 3%, 10/19/2006	1,275,000	1,261,562
U.S. Government—48.4%			Notes, 3%, 12/15/2006	1,000,000	987,987
U.S. Treasury Notes:			Notes, 3.01%, 6/2/2006	2,000,000	1,985,448
3%, 11/15/2007	16,000,000 [a]	15,727,360	Notes, 3.05%, 12/28/2006	2,000,000	1,981,688
4.375%, 5/15/2007	18,025,000 [a]	18,195,336	Notes, 3.05%, 4/20/2007	510,000	502,498
5.5%, 2/15/2008	9,000,000 [a]	9,357,840	Notes, 3.55%, 1/12/2007	3,545,000	3,524,723
5.625%, 2/15/2006	17,500,000 [a]	17,655,750	Notes, 3.55%, 2/16/2007	3,425,000	3,403,357
6.5%, 10/15/2006	17,000,000 [a]	17,502,690	Notes, 4%, 5/9/2007	1,850,000	1,846,047
			Notes, 4.1%, 4/18/2007	1,375,000	1,373,554
		78,438,976	Notes, 4.125%, 6/16/2008	1,870,000	1,860,912
U.S. Government Agencies—39.9%			Notes, 4.75%, 8/25/2008	1,205,000	1,210,495
Federal Farm Credit Banks:					64,613,074
Bonds, 1.875%, 1/16/2007	2,000,000	1,944,298	U.S. Government Agencies/
Bonds, 2.125%, 7/17/2006	2,470,000	2,432,058	Mortgage-Backed—9.6%
Bonds, 2.25%, 9/1/2006	835,000	821,253
Bonds, 2.375%, 10/2/2006	1,425,000	1,401,314	Federal Home Loan Mortgage Corp.:
			3.5%, 5/1/2008-9/1/2008	4,730,951	4,600,850
Federal Home Loan Banks:			4%, 2/1/2008-3/1/2010	4,204,105	4,153,122
Bonds, 2.75%, 5/15/2006	895,000	887,941	4.5%, 11/1/2007-5/1/2008	2,261,002	2,265,042
Bonds, 2.95%, 9/14/2006	2,150,000	2,128,403	4.91%, 11/1/2032	265,343 [b]	267,458
Bonds, 3.875%, 2/15/2008	2,270,000	2,257,122	5%, 3/1/2008-4/1/2009	375,380	378,873
Bonds, 4%, 4/5/2007	1,315,000	1,315,062	5.625%, 7/1/2031	86,171 [b]	88,555
Bonds, 4%, 4/25/2007	2,015,000	2,011,448
Bonds, 4.25%, 5/16/2008	1,900,000	1,891,887	Federal National Mortgage Association:
Bonds, Ser. 571,			4.5%, 1/1/2010	373,942	372,656
4.65%, 8/22/2008	1,205,000	1,210,273	4.699%, 6/1/2032	531,145 [b]	538,778
Bonds, Ser. QP06,			4.944%, 3/1/2032	109,417 [b]	110,438
4.125%, 11/15/2006	3,385,000	3,391,283	5.193%, 4/1/2032	122,153 [b]	125,796
Bonds, Ser. S706,			5.23%, 5/1/2032	329,533 [b]	332,374
5.375%, 5/15/2006	1,605,000	1,620,890	5.375%, 5/1/2032	93,441 [b]	95,431
			5.5%, 6/1/2009	109,145	110,850
Federal Home Loan Mortgage Corp.:			5.718%, 6/1/2032	142,888 [b]	148,359
Notes, 2.14%, 2/24/2006	1,000,000	992,039	5.773%, 3/1/2032	64,206 [b]	65,356
Notes, 2.2%, 12/30/2005	1,220,000	1,213,989	5.825%, 6/1/2032	457,537 [b]	472,430
Notes, 2.25%, 2/17/2006	2,765,000	2,745,678
Notes, 3%, 4/25/2007	2,000,000	1,969,624	Government National
Notes, 3.25%, 11/2/2007	1,490,000	1,465,248	Mortgage Association I,
Notes, 3.3%, 9/14/2007	2,470,000	2,437,989	6%, 12/15/2008-4/15/2009	1,451,199	1,490,160
Notes, 3.75%, 8/3/2007	2,295,000	2,283,447			15,616,528
Notes, 4.375%, 1/25/2010	2,770,000	2,766,202	Total Bonds and Notes
Notes, 4.5%, 8/22/2007	1,885,000	1,891,803	(cost $160,575,025)		158,914,941

T h e F u n d s 21

STATEMENT OF INVESTMENTS (continued)
Mellon Short-Term U.S. Government Securities Fund (continued)

	Principal		Investment of Cash Collateral
Short-Term Investment—2.6%	Amount ($)	Value ($)	for Securities Loaned—42.0%	Shares	Value ($)

Repurchase Agreement;			Registered Investment Company;
JP Morgan Chase & Co.,			Dreyfus Institutional Cash
3.48%, dated 8/31/2005,			Advantage Plus Fund
due 9/1/2005			(cost $68,091,473)	68,091,473	68,091,473

in the amount of $4,188,405
(fully collateralized			Total Investments
by $4,229,000			(cost $232,854,498)	142.7%	231,194,414
U.S. Treasury Note, 4.125%,			Liabilities, Less Cash and Receivables	(42.7%)	(69,211,917)
8/15/2008 value $4,278,937)
(cost $4,188,000)	4,188,000 [c]	4,188,000	Net Assets	100.0%	161,982,497

[a] All or a portion of these securities are on loan. At August 31, 2005, the total market value of the fund's securities on loan is $71,211,785 and the total market value of the collateral held by the fund is $72,996,824, consisting of cash collateral of $68,091,473 and U.S. Government debt valued at $4,905,351.
[b] Variable rate security—interest rate subject to periodic change.
[c] Investment in affiliated money market mutual funds.

U.S. Government/Agencies Securities	88.3	U.S. Agency Mortgage-Backed Securities	9.8
Short-Term/Money Market Investments	44.6		142.7

† Based on net assets.
See notes to financial statements.

22

STATEMENTS OF ASSETS AND LIABILITIES

August 31 , 2005

			Mellon
	Mellon	Mellon	Short-Term
	Bond	Intermediate	U.S. Government
	Fund	Bond Fund	Securities Fund

Assets ($):
Investments in securities—
See Statement of Investments+—Note 2(c)
(including securities loaned)++—Note 2(b):
Unaffiliated issuers	844,367,995	568,168,063	163,102,941
Affiliated issuers	142,491,618	195,681,804	68,091,473
Dividends and interest receivable	6,387,610	5,885,514	1,412,947
Receivable for investment securites sold	4,573,979	9,619,631	—
Receivable for shares of Beneficial Interest subscribed	357,995	705,949	209,150
Paydowns receivable	61,612	62,972	15,895
Prepaid expenses	14,608	15,298	17,076
	998,255,417	780,139,231	232,849,482

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)	292,512	208,779	54,036
Due to Administrator—Note 3(a)	91,647	64,076	18,252
Liability for securities loaned—Note 2(b)	142,491,618	195,681,804	68,091,473
Cash overdraft due to Custodian	2,480,065	7,954,220	244,695
Payable for investment securities purchased	10,227,497	6,227,721	2,420,814
Payable for shares of Beneficial Interest redeemed	129,008	183,987	9,167
Accrued expenses	35,080	38,612	28,548
	155,747,427	210,359,199	70,866,985

Net Assets ($)	842,507,990	569,780,032	161,982,497

Composition of Net Assets ($):
Paid-in capital	842,422,414	581,849,098	170,517,051
Accumulated undistributed investment income—net	438,115	181,224	35,694
Accumulated net realized gain (loss) on investments	(4,128,898)	(10,945,210)	(6,910,164)
Accumulated net unrealized appreciation
(depreciation) on investments	3,776,359	(1,305,080)	(1,660,084)

Net Assets ($)	842,507,990	569,780,032	161,982,497

Net Asset Value Per Share
Class M Shares
Net Assets ($)	839,803,988	569,233,483	161,962,509
Shares Outstanding	66,350,215	45,631,889	13,337,693
Net Asset Value Per Share ($)	12.66	12.47	12.14

Investor Shares
Net Assets ($)	2,704,002	546,549	19,988
Shares Outstanding	214,047	43,832	1,647
Net Asset Value Per Share ($)	12.63	12.47	12.14

† Investments at cost ($):
Unaffiliated issuers	840,591,636	569,473,143	164,763,025
Affiliated issuers	142,491,618	195,681,804	68,091,473
††Value of securities loaned ($)	148,168,332	207,529,846	71,211,785

See notes to financial statements.

T h e F u n d s 23

STATEMENTS	OF OPERATIONS
Year Ended August 31 ,	2005

			Mellon
	Mellon	Mellon	Short-Term
	Bond	Intermediate	U.S. Government
	Fund	Bond Fund	Securities Fund

Investment Income ($):
Income:
Interest	36,303,365	20,382,903	4,656,843
Income from securites lending	145,879	118,308	31,620
Total Income	36,449,244	20,501,211	4,688,463
Expenses:
Investment advisory fee—Note 3(a)	3,334,649	2,158,931	586,506
Administration fee—Note 3(a)	1,124,849	728,105	226,171
Custodian fees—Note 3(b)	64,925	44,671	22,155
Registration fees	30,036	33,077	23,911
Auditing fees	25,882	24,677	22,021
Trustees' fees and expenses—Note 3(c)	23,262	20,752	7,549
Legal fees	14,015	8,765	3,766
Prospectus and shareholders' reports	11,216	6,024	6,122
Shareholder servicing costs—Note 3(b)	8,311	5,812	202
Miscellaneous	46,987	23,748	17,320
Total Expenses	4,684,132	3,054,562	915,723
Less—expense reduction in custody fees
due to earnings credits—Note 1(b)	—	—	(1,629)
Net expenses	4,684,132	3,054,562	914,094
Investment Income—Net	31,765,112	17,446,649	3,774,369

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	5,843,843	(1,907,257)	(1,015,599)
Net unrealized appreciation (depreciation) on investments	(10,671,423)	(6,826,688)	(1,151,379)
Net Realized and Unrealized Gain (Loss) on Investments	(4,827,580)	(8,733,945)	(2,166,978)
Net Increase in Net Assets Resulting from Operations	26,937,532	8,712,704	1,607,391

See notes to financial statements.
24

STATEMENTS OF CHANGES IN NET ASSETS

	Mellon Bond Fund		Mellon Intermediate Bond Fund

	Year Ended August 31,		Year Ended August 31,

	2005	2004	2005	2004

Operations ($):
Investment income—net	31,765,112	31,494,946	17,446,649	16,432,387
Net realized gain (loss) on investments	5,843,843	(133,402)	(1,907,257)	939,931
Net unrealized appreciation (depreciation) on investments	(10,671,423)	13,882,009	(6,826,688)	3,822,793
Net Increase (Decrease) in Net Assets
Resulting from Operations	26,937,532	45,243,553	8,712,704	21,195,111

Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(35,555,587)	(36,121,179)	(21,074,940)	(20,375,125)
Investor Shares	(116,007)	(157,181)	(17,253)	(34,773)
Net realized gain on investments:
Class M Shares	—	(17,018,671)	—	(9,166,862)
Investor Shares	—	(61,689)	—	(8,352)
Total Dividends	(35,671,594)	(53,358,720)	(21,092,193)	(29,585,112)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	168,833,816	103,772,972	158,006,759	140,283,197
Investor Shares	293,755	7,537,232	314,490	6,057,622
Dividends reinvested:
Class M Shares	3,433,836	14,963,476	1,847,547	8,032,347
Investor Shares	51,515	93,985	13,673	14,821
Cost of shares redeemed:
Class M Shares	(143,427,019)	(137,503,943)	(102,841,225)	(83,021,807)
Investor Shares	(675,720)	(8,341,659)	(226,406)	(5,859,825)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	28,510,183	(19,477,937)	57,114,838	65,506,355
Total Increase (Decrease) in Net Assets	19,776,121	(27,593,104)	44,735,349	57,116,354

Net Assets ($):
Beginning of Period	822,731,869	850,324,973	525,044,683	467,928,329
End of Period	842,507,990	822,731,869	569,780,032	525,044,683
Undistributed investment income—net	438,115	698,208	181,224	115,608

Capital Share Transactions (Shares):
Class M Shares
Shares sold	13,306,299	8,082,403	12,573,035	10,880,644
Shares issued for dividends reinvested	270,952	1,166,839	147,205	624,731
Shares redeemed	(11,312,031)	(10,693,762)	(8,167,590)	(6,483,796)
Net Increase (Decrease) in Shares Outstanding	2,265,220	(1,444,520)	4,552,650	5,021,579

Investor Shares
Shares sold	23,103	596,511	24,951	475,368
Shares issued for dividends reinvested	4,071	7,335	1,088	1,151
Shares redeemed	(53,408)	(662,727)	(17,847)	(464,298)
Net Increase (Decrease) in Shares Outstanding	(26,234)	(58,881)	8,192	12,221

See notes to financial statements.

T h e F u n d s 25

STATEMENTS OF CHANGES IN NET ASSETS (continued)
	Mellon Short-Term U.S. Government Securities Fund

		Year Ended August 31,

	2005	2004

Operations ($):
Investment income—net	3,774,369	3,244,676
Net realized gain (loss) on investments	(1,015,599)	(296,064)
Net unrealized appreciation (depreciation) on investments	(1,151,379)	(247,165)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,607,391	2,701,447

Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(6,154,146)	(5,914,214)
Investor Shares	(376)	(4,708)
Net realized gain on investments:
Class M Shares	—	(198,147)
Investor Shares	—	(1)
Total Dividends	(6,154,522)	(6,117,070)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	80,903,887	104,633,452
Investor Shares	20,152	1,639,534
Dividends reinvested:
Class M Shares	808,058	1,064,461
Investor Shares	356	279
Cost of shares redeemed:
Class M Shares	(91,504,077)	(65,962,515)
Investor Shares	(11,510)	(1,619,458)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(9,783,134)	39,755,753
Total Increase (Decrease) in Net Assets	(14,330,265)	36,340,130

Net Assets ($):
Beginning of Period	176,312,762	139,972,632
End of Period	161,982,497	176,312,762
Undistributed investment income—net	35,694	76,627

Capital Share Transactions (Shares):
Class M Shares
Shares sold	6,586,447	8,281,381
Shares issued for dividends reinvested	65,932	84,550
Shares redeemed	(7,449,019)	(5,255,350)
Net Increase (Decrease) in Shares Outstanding	(796,640)	3,110,581

Investor Shares
Shares sold	1,660	130,906
Shares issued for dividends reinvested	29	22
Shares redeemed	(946)	(130,114)
Net Increase (Decrease) in Shares Outstanding	743	814

See notes to financial statements.
26

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class of each fund for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in each fund would have increased (or decreased) during the period, assuming you had reinvested all dividends and distributions. These figures have been derived from each fund’s financial statements.

			Class M Shares

			Year Ended August 31,

Mellon Bond Fund	2005	2004	2003 [a]	2002 [b]	2001 [c]

Per Share Data ($):
Net asset value, beginning of period	12.79	12.92	12.95	13.15	12.50
Investment Operations:
Investment income—net	.48[d]	.49[d]	.56[d]	.67[d]	.70
Net realized and unrealized
gain (loss) on investments	(.07)	.21	.06	(.02)	.65
Total from Investment Operations	.41	.70	.62	.65	1.35
Distributions:
Dividends from investment income—net	(.54)	(.56)	(.62)	(.69)	(.70)
Dividends from net realized gain on investments	—	(.27)	(.03)	(.16)	—
Total Distributions	(.54)	(.83)	(.65)	(.85)	(.70)
Net asset value, end of period	12.66	12.79	12.92	12.95	13.15

Total Return (%)	3.30	5.63	4.73	5.11	11.05[e]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.56	.56	.57	.57	.58[f]
Ratio of net expenses to average net assets	.56	.56	.55	.55	.56[f]
Ratio of net investment income
to average net assets	3.81	3.79	4.30	5.19	5.96[f]
Portfolio Turnover Rate	151.34[g]	133.00[g]	134.12	163.78	120.55[e]

Net Assets, end of period ($ x 1,000)	839,804	819,664	846,464	966,170	675,666

[a] Effective December 16, 2002, MPAM shares were redesignated as Class M shares.
[b] As required, effective September 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount or amortizing premium on fixed income securities on a scientific basis and including paydown gains and losses in interest income.The effect of this change for the period ended
August 31, 2002 was to decrease net investment income per share by $.02, increase net realized and unrealizd gain (loss) on investments per share by $.02 and decrease the ratio of net investment income to average net assets from 5.32% to 5.19%. Per share data and ratios/supplemental data for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
[c] From October 2, 2000 (commencement of operations) to August 31, 2001. Effective July 11, 2001, shares of the fund were redesignated as MPAM shares and the fund commenced selling Investor shares.
[d] Based on average shares outstanding at each month end.
[e] Not annualized.
[f] Annualized.
[g] The portfolio turnover rate excluding mortgage dollar roll transactions for the periods ended August 31, 2005 and August 31, 2004, were 104.24% and 106.10%, respectively.
See notes to financial statements.

T h e F u n d s 27

FINANCIAL HIGHLIGHTS (continued)
			Investor Shares

			Year Ended August 31,

Mellon Bond Fund	2005	2004	2003	2002 [a]	2001 [b]

Per Share Data ($):
Net asset value, beginning of period	12.77	12.90	12.94	13.15	12.94
Investment Operations:
Investment income—net	.45[c]	.50[c]	.54[c]	.63[c]	.10
Net realized and unrealized
gain (loss) on investments	(.08)	.17	.04	(.02)	.23
Total from Investment Operations	.37	.67	.58	.61	.33
Distributions:
Dividends from investment income—net	(.51)	(.53)	(.59)	(.66)	(.12)
Dividends from net realized gain on investments	—	(.27)	(.03)	(.16)	—
Total Distributions	(.51)	(.80)	(.62)	(.82)	(.12)
Net asset value, end of period	12.63	12.77	12.90	12.94	13.15

Total Return (%)	2.98	5.29	4.48	4.73	2.54[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.81	.81	.82	.82	1.34[e]
Ratio of net expenses to average net assets	.81	.81	.80	.80	.81[e]
Ratio of net investment income
to average net assets	3.56	3.52	4.11	4.96	6.03[e]
Portfolio Turnover Rate	151.34[f]	133.00[f]	134.12	163.78	120.55[d]

Net Assets, end of period ($ x 1,000)	2,704	3,068	3,861	3,693	957

[a] As required, effective September 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount or amortizing premium on fixed income securities on a scientific basis and including paydown gains and losses in interest income.The effect of this change for the period ended
August 31, 2002 was to decrease net investment income per share by $.02, increase net realized and unrealizd gain (loss) on investments per share by $.02 and decrease the ratio of net investment income to average net assets from 5.08% to 4.96%. Per share data and ratios/supplemental data for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
[b] From July 11, 2001 (date the fund began offering Investor shares) to August 31, 2001.
[c] Based on average shares outstanding at each month end.
[d] Not annualized.
[e] Annualized.
[f] The portfolio turnover rate excluding mortgage dollar roll transactions for the periods ended August 31, 2005 and August 31, 2004, were 104.24% and 106.10%, respectively.
See notes to financial statements.

28

			Class M Shares

			Year Ended August 31,

Mellon Intermediate Bond Fund	2005	2004	2003 [a]	2002 [b]	2001 [c]

Per Share Data ($):
Net asset value, beginning of period	12.77	12.97	13.04	13.08	12.50
Investment Operations:
Investment income—net	.41[d]	.42[d]	.51	.62[d]	.68
Net realized and unrealized
gain (loss) on investments	(.22)	.14	.11	.15	.58
Total from Investment Operations	.19	.56	.62	.77	1.26
Distributions:
Dividends from investment income—net	(.49)	(.52)	(.59)	(.67)	(.68)
Dividends from net realized gain on investments	—	(.24)	(.10)	(.14)	—
Total Distributions	(.49)	(.76)	(.69)	(.81)	(.68)
Net asset value, end of period	12.47	12.77	12.97	13.04	13.08

Total Return (%)	1.53	4.45	4.77	6.09	10.29[e]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.57	.57	.57	.58	.59[f]
Ratio of net expenses to average net assets	.57	.57	.56	.56	.56[f]
Ratio of net investment income
to average net assets	3.23	3.26	3.88	4.81	5.77[f]
Portfolio Turnover Rate	112.51[g]	109.19	104.98	106.09	134.69[e]

Net Assets, end of period ($ x 1,000)	569,233	524,590	467,627	437,119	398,959

[a] Effective December 16, 2002, MPAM shares were redesignated as Class M shares.
[b] As required, effective September 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount or amortizing premium on fixed income securities on a scientific basis and including paydown gains and losses in interest income.The effect of this change for the period ended
August 31, 2002 was to decrease net investment income per share by $.04, increase net realized and unrealizd gain (loss) on investments per share by $.04 and decrease the ratio of net investment income to average net assets from 5.15% to 4.81%. Per share data and ratios/supplemental data for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
[c] From October 2, 2000 (commencement of operations) to August 31, 2001.
[d] Based on average shares outstanding at each month end.
[e] Not annualized.
[f] Annualized.
[g] The portfolio turnover rate excluding mortgage dollar roll transactions for the period ended August 31, 2005, was 111.52%.
See notes to financial statements.

T h e F u n d s 29

FINANCIAL HIGHLIGHTS (continued)
			Investor Shares

			Year Ended August 31,

Mellon Intermediate Bond Fund	2005	2004	2003	2002 [a]	2001 [b]

Per Share Data ($):
Net asset value, beginning of period	12.77	13.02	13.08	13.09	12.90
Investment Operations:
Investment income—net	.37[c]	.55[c]	.48[c]	.56[c]	.20
Net realized and unrealized
gain (loss) on investments	(.21)	(.07)[d]	.12	.20	.10
Total from Investment Operations	.16	.48	.60	.76	.30
Distributions:
Dividends from investment income—net	(.46)	(.49)	(.56)	(.63)	(.11)
Dividends from net realized gain on investments	—	(.24)	(.10)	(.14)	—
Total Distributions	(.46)	(.73)	(.66)	(.77)	(.11)
Net asset value, end of period	12.47	12.77	13.02	13.08	13.09

Total Return (%)	1.30	3.88	4.51	6.05	2.31[e]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.81	.82	.81	.83	.93[f]
Ratio of net expenses to average net assets	.81	.82	.81	.81	.81[f]
Ratio of net investment income
to average net assets	3.00	3.01	3.57	4.51	5.14[f]
Portfolio Turnover Rate	112.51[g]	109.19	104.98	106.09	134.69[e]

Net Assets, end of period ($ x 1,000)	547	455	305	121	148

[a] As required, effective September 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount or amortizing premium on fixed income securities on a scientific basis and including paydown gains and losses in interest income.The effect of this change for the period ended
August 31, 2002 was to decrease net investment income per share by $.04, increase net realized and unrealizd gain (loss) on investments per share by $.04 and decrease the ratio of net investment income to average net assets from 4.90% to 4.51%. Per share data and ratios/supplemental data for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
[b] From July 11, 2001 (date the fund began offering Investor shares) to August 31, 2001.
[c] Based on average shares outstanding at each month end.
[d] In addition to the net realized and unrealized gain on investments as shown in the Statement of Operations, this amount includes a decrease in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the fund's investments.
[e] Not annualized.
[f] Annualized.
[g] The portfolio turnover rate excluding mortgage dollar roll transactions for the period ended August 31, 2005, was 111.52%.
See notes to financial statements.

30

			Class M Shares

			Year Ended August 31,

Mellon Short-Term U.S. Government Securities Fund	2005	2004	2003 [a]	2002 [b]	2001 [c]

Per Share Data ($):
Net asset value, beginning of period	12.47	12.70	12.94	12.87	12.50
Investment Operations:
Investment income—net	.28[d]	.25[d]	.34[d]	.52[d]	.63
Net realized and unrealized
gain (loss) on investments	(.16)	(.01)	(.11)	.22	.37
Total from Investment Operations	.12	.24	.23	.74	1.00
Distributions:
Dividends from investment income—net	(.45)	(.45)	(.44)	(.58)	(.63)
Dividends from net realized gain on investments	—	(.02)	(.03)	(.09)	(.00)[e]
Total Distributions	(.45)	(.47)	(.47)	(.67)	(.63)
Net asset value, end of period	12.14	12.47	12.70	12.94	12.87

Total Return (%)	1.00	1.97	1.68	5.87	8.20[f]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.55	.55	.56	.59	.59[g]
Ratio of net expenses to average net assets	.55	.55	.55	.55	.55[g]
Ratio of net investment income
to average net assets	2.25	1.97	2.68	4.07	5.41[g]
Portfolio Turnover Rate	69.11	44.76	88.05	97.19	89.21[f]

Net Assets, end of period ($ x 1,000)	161,963	176,301	139,971	108,605	88,732

[a] Effective December 16, 2002, MPAM shares were redesignated as Class M shares.
[b] As required, effective September 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount or amortizing premium on fixed income securities on a scientific basis and including paydown gains and losses in interest income.The effect of this change for the period ended
August 31, 2002 was to decrease net investment income per share by $.05, increase net realized and unrealizd gain (loss) on investments per share by $.05 and decrease the ratio of net investment income to average net assets from 4.47% to 4.07%. Per share data and ratios/supplemental data for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
[c] From October 2, 2000 (commencement of operations) to August 31, 2001. Effective July 11, 2001, shares of the fund were redesignated as MPAM shares and the fund commenced selling Investor shares.
[d] Based on average shares outstanding at each month end.
[e] Amount represents less than $.01 per share.
[f] Not annualized.
[g] Annualized.
See notes to financial statements.

T h e F u n d s 31

FINANCIAL HIGHLIGHTS (continued)
			Investor Shares

			Year Ended August 31,

Mellon Short-Term U.S. Government Securities Fund	2005	2004	2003	2002 [a]	2001 [b]

Per Share Data ($):
Net asset value, beginning of period	12.47	12.73	12.93	12.88	12.82
Investment Operations:
Investment income—net	.23[c]	.37[c]	.30[c]	.46[c]	.09
Net realized and unrealized
gain (loss) on investments	(.14)	(.19)	(.06)	.21	.08
Total from Investment Operations	.09	.18	.24	.67	.17
Distributions:
Dividends from investment income—net	(.42)	(.42)	(.41)	(.53)	(.11)
Dividends from net realized gain on investments	—	(.02)	(.03)	(.09)	—
Total Distributions	(.42)	(.44)	(.44)	(.62)	(.11)
Net asset value, end of period	12.14	12.47	12.73	12.93	12.88

Total Return (%)	.78	1.46	1.78	5.28	1.29[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.81	.78	.83	.90	1.00[e]
Ratio of net expenses to average net assets	.81	.78	.80	.80	.80[e]
Ratio of net investment income
to average net assets	1.99	1.74	2.38	3.54	4.86[e]
Portfolio Turnover Rate	69.11	44.76	88.05	97.19	89.21[d]

Net Assets, end of period ($ x 1,000)	20	11	1	1	1

a As required, effective September 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount or amortizing premium on fixed income securities on a scientific basis and including paydown gains and losses in interest income.The effect of this change for the period ended August 31, 2002 was to decrease net investment income per share by $.05, increase net realized and unrealizd gain (loss) on investments per share by $.05 and decrease the ratio of net investment income to average net assets from and 3.94% to 3.54% for the Investor shares. Per share data and ratios/supplemental data for periods prior to September 1, 2001 have not been restated to reflect this change in presentation. b From July 11, 2001 (date the fund began offering Investor shares) to August 31, 2001. c Based on average shares outstanding at each month end. d Not annualized. e Annualized.

See notes to financial statements.

32

NOTES TO FINANCIAL STATEMENTS

NOTE 1—General:

Mellon Funds Trust (the “Trust”) was organized as a Massachusetts business trust which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently comprised of sixteen series including the following diversified fixed income funds: Mellon Bond Fund, Mellon Intermediate Bond Fund and Mellon Short-Term U.S. Government Securities Fund (each, a “fund” and collectively, the “funds”).With respect to Mellon Bond Fund and Mellon Intermediate Bond Fund, effective December 31, 2004, each fund changed the manner in which its respective investment objective is articulated. Mellon Bond Fund’s and Mellon Intermediate Bond Fund’s investment objective seeks total return (consisting of capital appreciation and current income). Mellon Short-Term U.S. Government Securities Fund investment objective is to seek to provide as high a level of current income as is consistent with the preservation of capital. Mellon Fund Advisers, a division of The Dreyfus Corporation (“Dreyfus”), serves as each fund’s investment adviser (“Investment Adviser”). Mellon Bank, N.A. (“Mellon Bank”), which is a wholly-owned subsidiary of Mellon Financial Corporation, (“Mellon Financial”) serves as administrator for the funds pursuant to an Administration Agreement with the Trust (the “Administration Agreement”). Mellon Bank has entered into a Sub-Administration Agreement with Dreyfus pursuant to which Mellon Bank pays Dreyfus for performing certain administrative services. Dreyfus is a wholly-owned subsidiary of Mellon Financial. Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the Distributor of each fund’s shares, which are sold without a sales charge.

The Trust is authorized to issue an unlimited number of shares of beneficial interest, par value $.001 per share, in each of the Class M and Investor class shares of each fund. Each class of shares has similar rights and privileges, except with respect to the expenses borne by and the shareholder services offered to each class and the shareholder services plan applicable to the Investor shares and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated daily for each class of shares based upon relative proportion of net assets of each class.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses that are applicable to all series are allocated among them on a pro rata basis.

The funds’ financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

NOTE 2—Significant Accounting Policies:

(a) Portfolio valuation: Investments in securities (excluding short-term investments (other than U.S. Treasury Bills), are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service,based on methods which include consideration of: yields or prices of securities of comparable quality,coupon,maturity and type; indications as to values from dealers;and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the fund’s Board of Trustees.Restricted securities, as well as securities or other assets for which recent market quotations are not readily available, that are not valued by a pricing service approved by the fund’s Board of Trustees,or are determined by the fund not to reflect accurately fair value (such as when an event occurs after the close of the exchange

T h e F u n d s 33

NOTES TO FINANCIAL STATEMENTS (continued)

34

on which the security is principally traded and that is determined by the fund to have changed the value of the security), are valued at fair value as determined in good faith under the direction of the Board of Trustees.The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Investments in registered investment companies are valued at their net asset value.

(b) Securities transactions and investment income:

Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including where applicable, accretion of discount and amortization of premium on investments is recognized on the accrual basis.

The funds have an arrangement with the custodian bank whereby the funds receive earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the funds include net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with Mellon Bank,N.A.,an affiliate of Dreyfus,the fund may lend securities to certain qualified institutions. At origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by Dreyfus.The funds will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the funds would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

The funds may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund’s holding period.This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund’s holding period.The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights.The Investment Adviser reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends payable to shareholders are recorded by the funds on the ex-dividend date. The funds declare and pay dividends from investment income-net monthly.With respect to each series, dividends from net realized capital gain, if any, are normally declared and paid annually,but the funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers of that fund, it is the policy of the fund not to distribute such gain. Income and cap-

ital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

(e) Federal income taxes: It is the policy of each fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each series is treated as a single entity for the purpose of determining such qualification.

Table 1 summarizes each fund’s components of accumulated earnings on a tax basis at August 31, 2005.

Table 2 summarizes each relevant fund’s accumulated capital loss carryover available to be applied against future net securities profits, if any, realized subsequent to August 31, 2005.

Table 3 summarizes each fund’s tax character of distributions paid to shareholders during the fiscal years ended August 31, 2005 and August 31, 2004, respectively.

During the period ended August 31, 2005, as a result of permanent book to tax differences, primarily due to

Table 1.

	Undistributed	Accumulated	Unrealized
	Ordinary	Capital Gains/	Appreciation/	Post 10/31
	Income ($)	Losses ($)†	(Depreciation) ($)	Losses ††

Mellon Bond Fund	688,351	(1,732,299)	1,129,524	—
Mellon Intermediate Bond Fund	332,388	(2,706,703)	(6,386,893)	(3,307,858)
Mellon Short-Term U.S. Government Securities Fund	35,694	(2,035,082)	(3,972,644)	(2,562,522)

† In addition, the funds had capital losses realized after October 31, 2004, which were deferred for tax purposes to the first day of the following year.

Table 2.

Expiring in fiscal		2012 ($)†	2013 ($)†	Total ($)

Mellon Bond Fund		1,596,239	136,060	1,732,299
Mellon Intermediate Bond Fund		1,813,775	892,928	2,706,703
Mellon Short-Term U.S. Government Securities Fund		182,342	1,852,740	2,035,082

† If not applied, the carryover expire in the above years.

Table 3.

			Long-Term
	Ordinary Income ($)		Capital Gains ($)

	2005	2004	2005	2004

Mellon Bond Fund	35,671,594	41,173,145	—	12,185,575
Mellon Intermediate Bond Fund	21,092,193	23,660,869	—	5,924,243
Mellon Short-Term U.S.
Government Securities Fund	6,154,522	5,918,922	—	198,148

T h e F u n d s 35

NOTES TO FINANCIAL STATEMENTS (continued)

amortization of premiums and paydown gains and losses on mortgage backed securities, the fund increased (decreased) accumulated undistributed investment income-net, increased (decreased) accumulated net realized gain (loss) on investments and increased (decreased) paid-in capital as summarized in Table 4. Net assets were not affected by this reclassification.

NOTE 3—Investment Advisory Fee, Administration Fee and Other Transactions With Affiliates:

(a) Fees payable by the funds pursuant to the provisions of an Investment Advisory Agreement with the Investment Adviser are payable monthly, computed on the average daily value of each fund’s net assets at the following annual rates: .40% of the Mellon Bond Fund, .40% of the Mellon Intermediate Bond Fund and .35% of the Mellon Short-Term U.S. Government Securities Fund.

Pursuant to the Administration Agreement with Mellon, Mellon provides or arranges for fund accounting, transfer agency and other fund administration services and receives a fee based on the total net assets of the Trust based on the following rates:

0 up to $6 billion	.15%
$6 billion up to $12 billion	.12%

Mellon Bank has entered into a Sub-Administration Agreement with Dreyfus pursuant to which Mellon Bank pays Dreyfus for performing certain administrative services.

(b) The funds have adopted a Shareholder Services Plan with respect to its Investor shares pursuant to which each fund pays the Distributor for the provision of certain services to holders of Investor shares a fee at an annual rate of .25% of the value of the average daily net assets attributable to Investor shares. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a fund, and providing reports and other information, and services related to the maintenance of such shareholder accounts. The Shareholder Services Plan allows the Distributor to make payments from the shareholder services fees it collects from each fund to compensate service agents (certain banks, securities brokers or dealers and other financial institutions) in respect of these services. Table 5 summarizes the amounts Investor shares were charged during the period ended August 31, 2005, pursuant to the Shareholder Services Plan. Additional fees included in shareholder servicing costs in the Statement of Operations includes fees paid to the transfer agent.

Table 5.

Mellon Bond Fund	$7,231
Mellon Intermediate Bond Fund	1,163
Mellon Short-Term
U.S. Government Securities Fund	25

The funds compensate Mellon Bank, N.A., an affiliate of Dreyfus, under a Custody Agreement for providing custodial services for the funds. Table 6 summarizes the amounts the funds were charged during the period ended August 31, 2005, pursuant to the custody agreements.

Table 6.

Mellon Bond Fund	$64,925
Mellon Intermediate Bond Fund	44,671
Mellon Short-Term
U.S. Government Securities Fund	22,155

Table 4.

	Accumulated	Accumulated
	Undistributed	Net Realized	Paid-in
	Investment Income—Net ($)	Gain (Loss) ($)	Capital ($)

Mellon Bond Fund	3,646,389	(5,158,284)	1,511,895
Mellon Intermediate Bond Fund	3,711,160	(6,220,382)	2,509,222
Mellon Short-Term U.S. Government Securities Fund	2,339,220	(4,727,014)	2,387,794

36

During the period ended August 31, 2005, each fund was charged $2,520 for services performed by the Chief Compliance Officer.

Table 7 summarizes the components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities for each fund.

(c) Each Trustee who is not “affiliated person” as defined in the Act receives from the Trust an annual fee of $44,000 and an attendance fee of $4,000 for each in-person meeting attended and $500 for telephone meetings and is reimbursed for travel and out-of-pocket expenses. Prior to September 14, 2004, the attendance fee payable to each Trustee was $3,000 for each in-person meeting.

(d) The Trust and Dreyfus have received an exemptive order from the SEC which, among other things, permits each fund to use cash collateral received in connection with lending the fund’s securities and other uninvested cash to purchase shares of one or more registered money market funds advised by Dreyfus in excess of the limitations imposed by the Act.

NOTE 4—Securities Transactions:

Table 8 summarizes each fund’s aggregate amount of purchases and sales (including paydowns) of investments securities, excluding short-term securities, during the period ended August 31, 2005 of which $381,524,399 in purchases and $382,541,309 in sales were from mortgage dollar roll transactions in the Mellon Bond Fund, and $5,226,525 in purchases and $5,237,536 in sales in Mellon Intermediate Bond Fund.

A mortgage dollar roll transactions involves a sale by the fund of mortgage related securities that it holds with an agreement by the fund to repurchase similar securities at an agreed upon price and date.The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold. Proceeds from the sale will be reinvested and additional income from the sale is included in realized gain loss. Losses may arise due to changes in the value of the securities.

Table 9 on the next page summarizes the cost of investments for federal income tax purposes and accumulated

Table 7.

	Investment	Chief	Shareholder
	Advisory	Compliance	Services	Custodian
	Fees ($)	Officer Fees ($)	Plan Fees ($)	Fees ($)

Mellon Bond Fund	283,064	1,533	566	7,349
Mellon Intermediate Bond Fund	192,158	1,533	112	14,976
Mellon Short-Term U.S.Government Securities Fund	47,894	1,533	2	4,607

Table 8.

	Purchases ($)	Sales ($)

Mellon Bond Fund	1,275,926,860	1,229,054,811
Mellon Intermediate Bond Fund	646,577,746	593,923,206
Mellon Short-Term U.S. Government Securities Fund	112,503,486	121,980,879

T h e F u n d s 37

38

net unrealized appreciation (depreciation) on investments for each fund at August 31, 2005:

NOTE 5—Bank Line of Credit:

The funds participate with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the funds based on prevailing market rates in effect at the time of borrowings. During the period ended August 31, 2005, the funds did not borrow under the line of credit.

NOTE 6—Legal Matters:

In early 2004, two purported class and derivative actions were filed against Mellon Financial, Mellon Bank, N.A., Dreyfus, Founders Asset Management LLC, and certain directors of the Dreyfus Funds and the Dreyfus Founders Funds (together, the “Funds”) in the United States District Court for the Western District of Pennsylvania. In September 2004, plaintiffs served a Consolidated Amended Complaint (the “Amended Complaint”) on behalf of a purported class of all persons who acquired interests in any of the Funds between January 30, 1999 and November 17, 2003, and derivatively on behalf of the Funds.The Amended Complaint in the newly styled In re Dreyfus Mutual Funds Fee Litigation also named the Distributor, Premier Mutual Fund Services, Inc. and two additional Fund directors as defendants and alleges violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Pennsylvania Unfair Trade Practices and

Consumer Protection Law and common-law claims. Plaintiffs seek to recover allegedly improper and excessive Rule 12b-1 and advisory fees allegedly charged to the Funds for marketing and distribution services. More specifically, plaintiffs claim, among other things, that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend the Funds over other funds, and that such payments were not disclosed to investors. In addition, plaintiffs assert that economies of scale and soft-dollar benefits were not passed on to the Funds. Plaintiffs further allege that 12b-1 fees were improperly charged to certain of the Funds that were closed to new investors.The Amended Complaint seeks compensatory and punitive damages, rescission of the advisory contracts, and an accounting and restitution of any unlawful fees, as well as an award of attorneys’ fees and litigation expenses. As noted, some of the claims in this litigation are asserted derivatively on behalf of the Funds that have been named as nominal defendants. With respect to such derivative claims, no relief is sought against the Funds. Dreyfus believes the allegations to be totally without merit and intends to defend the action vigorously. In November 2004, all named defendants moved to dismiss the Amended Complaint in the whole or substantial part. Briefing was completed in May 2005.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Funds believe that any of the pending actions will have a material adverse effect on the Funds or Dreyfus’ ability to perform its contract with the Funds.

Table 9.

	Cost of	Gross	Gross
	Investments ($)	Appreciation ($)	(Depreciation) ($)	Net ($)

Mellon Bond Fund	985,730,090	7,311,003	6,181,480	1,129,523
Mellon Intermediate Bond Fund	770,236,760	2,308,918	8,695,811	(6,386,893)
Mellon Short-Term U.S. Government Securities Fund	235,167,058	20,665	3,993,309	(3,792,644)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Mellon Funds Trust:

We have audited the accompanying statements of assets and liabilities of Mellon Bond Fund, Mellon Intermediate Bond Fund and Mellon Short-Term U.S. Government Securities Fund of Mellon Funds Trust (collectively “the Funds”), including the statements of investments, as of August 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Funds’management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31,2005,by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of August 31, 2005, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and the financial highlights for each of the periods indicated herein, in conformity with U.S. generally accepted accounting principles.

New York, New York October 20, 2005

T h e F u n d s 39

IMPORTANT TAX INFORMATION (Unaudited)

40

Mellon Short-Term U.S. Government Securities Fund

For state individual income tax purposes, the fund hereby designates 65.56% of the ordinary income dividends paid during its fiscal year ended August 31, 2005 as attributable to interest income from direct obligations of the United States. Such dividends are currently exempt from taxation for individual income tax purposes in most states, including New York, California and the District of Columbia.

INFORMATION ABOUT THE REVIEW AND APPROVAL OF EACH FUND ’S INVESTMENT ADVISORY AGREEMENT (Unaudited)

MELLON FUNDS TRUST (Mellon Bond Fund, Mellon Intermediate Bond Fund and Mellon Short-Term U.S. Government Securities Fund)

At a meeting of the Board of Trustees held on March 15-16, 2005, the Board considered the re-approval of the Trust’s Investment Advisory Agreement for another one year term, pursuant to which the Investment Adviser, a division of Dreyfus, provides the funds with investment advisory services. The Board members also considered the re-approval of the Trust’s Administration Agreement with Mellon Bank for another one year term, pursuant to which Mellon Bank provides the funds with administrative services. Mellon Bank has entered into a Sub-Administration Agreement with Dreyfus pursuant to which Mellon Bank pays Dreyfus for performing certain of these administrative services. The Board members who are not “interested persons” (as defined in the Act) of the Trust were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus.

Analysis of Nature, Extent and Quality of Services Provided to the Funds. The Board members received a presentation from representatives of Dreyfus regarding services provided to the funds, and discussed the nature, extent and quality of the services provided to the funds pursuant to the Investment Advisory Agreement. Dreyfus’ representatives reviewed the funds’ distribution of accounts, and noted the diversity of distribution of the funds and Dreyfus’ corresponding need for broad, deep and diverse resources to be able to provide ongoing shareholder services to each of the funds’ distribution channels. The Board also reviewed the number of shareholder accounts in each fund, as well as each fund’s asset size.

The Board members also considered Dreyfus’ research and portfolio management capabilities and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board members also considered Dreyfus’ extensive administrative, accounting and compliance infrastructure.

Comparative Analysis of the Funds’ Performance and Management Fees and Expense Ratios.

Mellon Bond Fund. The Board members reviewed the fund’s performance and expense ratios and placed significant emphasis on comparisons to a group of comparable funds and Lipper averages. The Board reviewed the fund’s performance, management fee and total expense ratio within this comparison group and against the fund’s Lipper category average. The group of comparable funds was previously approved by the Board for this purpose, and was prepared using a Board-approved selection methodology that was based, in part, on selecting non-affiliated funds reported in the same Lipper category as the fund.The Board members noted that, as of December 31, 2004, the fund’s total return performance was below the averages of the comparison group and its Lipper category for the 1-, 3- and 5-year periods and that the fund’s income performance was above the averages of the comparison group and its Lipper category for the 1- and 3-year periods.The Board members then discussed the fund’s advisory fee and expense ratio and reviewed the range of advisory fees in the comparison group and noted that the fund’s expense ratio was lower than the average expense ratio of the comparison group and that of its Lipper category and that the fund’s expense ratio ranked in the second quartile (was among the lowest) in the comparison group.

Representatives of Dreyfus reviewed with the Board members a comparison of the fees paid to Dreyfus or its affiliates by mutual funds with similar investment objectives, policies and strategies as the fund (the “Similar Funds”). These comparison groups also compared the management fee and total expense ratios of Similar Funds.The Similar Funds’ comparison group was composed exclusively of investment companies managed by Dreyfus or its affiliates that were reported in the same Lipper category as the fund. Dreyfus’ representatives explained the nature of each Similar Fund and the differences, from Dreyfus’ perspective, in management of these Similar Funds compared to managing and

T h e F u n d s 41

INFORMATION ABOUT THE REVIEW AND APPROVAL OF EACH FUND ’S INVESTMENT ADVISORY AGREEMENT (Unaudited) ( c o n t i n u e d )

providing other services to the fund. Dreyfus’ representatives also reviewed the costs associated with distribution through intermediaries.The Board analyzed differences in fees paid to Dreyfus and discussed the relationship of the management fees paid in light of Dreyfus’ performance and the services provided. The Similar Funds had management fees that were both higher and lower than the fund’s management fee, and management noted that the management fees of the Similar Funds (that were lower than the fund’s management fee) reflected historical pricing, pricing of institutional funds and pricing of funds offered only to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies.The Board members considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness and reasonableness of the fund’s management fee. The Board acknowledged that differences in fees paid by the Similar Funds seemed to be consistent with the services provided.

Representatives of Dreyfus stated that there were no separate accounts managed by Dreyfus or its affiliates with similar investment objectives, policies and strategies as the fund.

Mellon Intermediate Bond Fund. The Board members reviewed the fund’s performance and expense ratios and placed significant emphasis on comparisons to two groups of comparable funds and Lipper averages. Management advised the Board members that Lipper had reviewed the fund and that, based on the fund’s holdings, Lipper intended to reclassify the fund from the “Intermediate Investment Grade Debt Funds” category (the funds selected from this Lipper category, “Comparison Group I”) to the “Short-Intermediate Investment Grade Debt Funds” category (the funds selected from the second Lipper category, “Comparison Group II”).The Board reviewed the fund’s performance, management fee and total expense ratio within each comparison group and against the fund’s Lipper average for each category. Each group of comparable funds was previously approved by the Board for this purpose, and was prepared using a Board-approved selection methodology that was based, in part, on selecting non-affiliated funds reported in the same Lipper category as the fund. The Board members noted that, as of December 31, 2004, the fund’s total return performance versus Comparison Group I was below the averages of the comparison group and its Lipper category, and that versus Comparison Group II was above the averages of the comparison group and its Lipper category, for the 1-, 3-and 5-year periods.They also noted the improvement in the fund’s relative total return performance versus that of the funds in Comparison Group II.The Board members then noted that, as of December 31, 2004, the fund’s income performance was above the averages of Comparison Group I and Comparison Group II and their corresponding Lipper categories for the 1- and 3-year periods. The Board members then discussed the fund’s advisory fee and expense ratio and reviewed the range of advisory fees in each comparison group and noted that, with respect to each comparison group, the fund’s expense ratio was lower than the average expense ratio of the respective comparison group and that of its corresponding Lipper category and that the fund’s expense ratio ranked in the second quartile (was among the lowest) in each comparison group.

Representatives of Dreyfus stated that there were no other mutual funds managed by Dreyfus or its affiliates with similar investment objectives, policies and strategies as the fund, which were reported in the same Lipper category as the fund, and that there were no separate accounts managed by Dreyfus or its affiliates with similar investment objectives, policies and strategies as the fund.

Mellon Short-Term U.S. Government Securities Fund. The Board members reviewed the fund’s performance and expense ratios and placed significant emphasis on comparisons to a group of comparable funds and Lipper averages. The Board reviewed the fund’s performance, management fee and total expense ratio within this comparison group and against the fund’s Lipper cat-

42

egory average.The group of comparable funds was previously approved by the Board for this purpose, and was prepared using a Board-approved selection methodology that was based, in part, on selecting non-affiliated funds reported in the same Lipper category as the fund. The Board members noted that, as of December 31, 2004, the fund’s total return performance was below the average of the comparison group, and above the average of its Lipper category, for the 1-year period, was below the average of the comparison group, and was comparable to the average of its Lipper category, for the 3-year period, was comparable to the average of the comparison group, and was above the average of its Lipper category, for the 5-year period and that the fund’s income performance was above the averages of the comparison group and its Lipper category for the 1- and 3-year periods.The Board members then discussed the fund’s advisory fee and expense ratio and reviewed the range of advisory fees in the comparison group and noted that the fund’s expense ratio was lower than the average expense ratio of the comparison group and that of its Lipper category and that the fund’s expense ratio ranked in the second quartile (was among the lowest) in the comparison group.

Representatives of Dreyfus reviewed with the Board members a comparison of the fee paid to Dreyfus or its affiliates by a mutual fund with a similar investment objective and similar policies and strategies as the fund (the “Similar Fund”).This comparison group also compared the management fee and total expense ratio of the Similar Fund.The Similar Fund’s comparison group was composed exclusively of an investment company managed by Dreyfus or its affiliates that was reported in the same Lipper category as the fund. Dreyfus’ representatives explained the nature of the Similar Fund and the differences, from Dreyfus’ perspective, in management of the Similar Fund compared to managing and providing other services to the fund. Dreyfus’ representatives also reviewed the costs associated with distribution through intermediaries.The Board analyzed differences in fees paid to Dreyfus and discussed the relationship of the management fees paid in light of Dreyfus’ perfor-

mance and the services provided. Management noted that the management fee of the Similar Fund was comparable to that of the fund.The Board members considered the relevance of the fee information provided for the Similar Fund to evaluate the appropriateness and reasonableness of the fund’s management fee.The Board acknowledged that the fee paid by the Similar Fund seemed to be consistent with the services provided.

Representatives of Dreyfus stated that there were no separate accounts managed by Dreyfus or its affiliates with similar investment objectives, policies and strategies as the fund.

Analysis of Profitability and Economies of Scale. Dreyfus’ representatives reviewed the dollar amount of expenses allocated and profit received by Dreyfus and its affiliates with respect to each fund and the method used to determine such expenses and profit. The Board received and considered information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex.The Dreyfus representatives stated that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable. The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the funds.The Board members evaluated the analysis in light of the relevant circumstances for each fund, and the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund investors.The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources. The Board members also considered potential benefits to Dreyfus and its affiliates, including Mellon Fund Advisers, from acting as investment adviser with respect to each fund.

T h e F u n d s 43

INFORMATION ABOUT THE REVIEW AND APPROVAL OF EACH FUND ’S INVESTMENT ADVISORY AGREEMENT (Unaudited) ( c o n t i n u e d )

It was noted that the Board members should consider Dreyfus’ profitability with respect to each fund as part of their evaluation of whether the fees under the Investment Advisory Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services and that a discussion of economies of scale are predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that Dreyfus may have realized any economies of scale would be less.The Board members also discussed the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. It was noted that the profitability percentage for managing each fund was not unreasonable given the fund’s overall performance and generally superior service levels provided.

At the conclusion of these discussions, each of the Board Members expressed the opinion that he or she had been furnished with sufficient information to make an informed business decision with respect to the continuation of the Trust’s Investment Advisory Agreement. Based on their discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus are ade- quate and appropriate.
  The Board was generally satisfied with the each fund’s performance, noting in particular, with respect to
  Mellon Bond Fund, that the underperformance of the fund’s total return versus its comparison group may be attributable, in part, to the lower-quality holdings of some funds in the comparison group and, with respect to Mellon Intermediate Bond Fund, that the fund’s ranking in its Lipper category had improved following Lipper’s reclassification of the fund.
  The Board concluded that the fee paid by each fund to Mellon Fund Advisers was reasonable in light of comparative performance and expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by Dreyfus and its affiliates from its relation- ship with the funds.
  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in con- nection with the management of the funds had been adequately considered by Dreyfus in connection with the management fee rate charged to each fund, and that, to the extent in the future it were to be determined that material economies of scale had not been shared with the funds, the Board would seek to have those economies of scale shared with fund shareholders.

The Board members considered these conclusions and determinations and, without any one factor being dispositive, the Board determined that re-approval of the Trust’s Investment Advisory Agreement and Administration Agreement with respect to the funds was in the best interests of each fund and its respective shareholders.

44

BOARD MEMBERS INFORMATION (Unaudited)

Patrick J. O’Connor (62)
Chairman of the Board (2000)
Principal Occupation During Past 5 Years:
• Attorney, Cozen and O’Connor, P.C. since 1973, including Vice
Chairman since 1980 and Chief Executive Officer and President since 2002
Other Board Memberships and Affiliations:
• Board of Consultors of Villanova University School of Law,
Board Member
• Temple University,Trustee
• Philadelphia Police Foundation, Board Member
• Philadelphia Children’s First Fund, Board Member
• Committee on Rules of Evidence of Pennsylvania Supreme
Court,Vice Chair
• American College of Trial Lawyers, Fellow
• Historical Society of the United States District Court for the
Eastern District of Pennsylvania, Director
No. of Portfolios for which Board Member Serves: 16

———————
Ronald R. Davenport (69)
Board Member (2000)
Principal Occupation During Past 5 Years:
• Chairman of Sheridan Broadcasting Corporation since July 1972
Other Board Memberships and Affiliations:
• American Urban Radio Networks, Co-Chairman
• Aramark Corporation, Board Member
• Momentum Equity Group LLC, Director
No. of Portfolios for which Board Member Serves: 16

———————

John L. Diederich (68)
Board Member (2000)
Principal Occupation During Past 5 Years:
• Chairman of Digital Site Systems, Inc., a privately held software company providing internet service to the construction materials industry, since July 1998
Other Board Memberships and Affiliations:
• Continental Mills, a dry baking products company, Board Member
• Pittsburgh Parks Conservancy, Board Member
No. of Portfolios for which Board Member Serves: 16

Maureen D. McFalls (60)
Board Member (2000)
Principal Occupation During Past 5 Years:
• Director of the Office of Government Relations at Carnegie
Mellon University since January 2000
• Manager, Government Communications, of the Software
Engineering Institute at Carnegie Mellon University from
March 1994 to December 1999
Other Board Memberships and Affiliations:
• Maglev, Inc., a company seeking a partnership between industry and government in Pennsylvania to create a magnetically levitated high-speed transportation system, Board Member representing
Carnegie Mellon University
• Coro Center For Civic Leadership, Board Member
• Pennsylvania Association for Individuals with Disabilities,
Board Member
No. of Portfolios for which Board Member Serves: 16

———————
Kevin C. Phelan (61)
Board Member (2000)
Principal Occupation During Past 5 Years:
• Mortgage Banker, Meredith & Grew, Inc. since March 1978,
including Executive Vice President and Director
since March 1998
Other Board Memberships and Affiliations:
• Greater Boston Chamber of Commerce, Director
• Fiduciary Trust, Director
• St. Elizabeth’s Medical Center of Boston, Board Member
• Providence College,Trustee
• Simmons College,Trustee
• Newton Country Day School, Chairman of the Board
• Board of Visitors of Babson College, Board Member
• Board of Visitors of Boston University School of Public Health,
Board Member
• Boston Public Library Foundation, Director
• Boston Foundation, Director
• Boston Municipal Research Bureau, Board Member
• Boys and Girls Club of Boston, Board Member
• Greater Boston Real Estate Board, Director
No. of Portfolios for which Board Member Serves: 16

T h e F u n d s 45

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Patrick J. Purcell (57)
Board Member (2000)
Principal Occupation During Past 5 Years:
• Owner, President and Publisher of The Boston Herald since
February 1994
• President and Founder, jobfind.com, an employment search site on the world wide web, since July 1996
• President and Chief Executive Officer, Herald Media since 2001
Other Board Memberships and Affiliations:
• The American Ireland Fund, an organization that raises funds for philanthropic projects in Ireland, Director
• The Genesis Fund, an organization that raises funds for the spe-
cialized care and treatment of New England area children born with birth defects, mental retardation and genetic diseases,
Board Member
• United Way of Massachusetts Bay, Board Member
• Greater Boston Chamber of Commerce, Board Member
• St. John’s University,Trustee
No. of Portfolios for which Board Member Serves: 16

Thomas F. Ryan, Jr. (64)
Board Member (2000)
Principal Occupation During Past 5 Years:
• Retired since April 1999
• President and Chief Operating Officer of the American Stock
Exchange from October 1995 to April 1999
Other Board Memberships and Affiliations:
• Boston College,Trustee
• Brigham & Women’s Hospital,Trustee
• New York State Independent System Operator, a non-profit
organization which administers a competitive wholesale market for electricity in New York State, Director
• RepliGen Corporation, a biopharmaceutical company, Director
No. of Portfolios for which Board Member Serves: 16

Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-645-6561. For individual account holders for Private Wealth Management clients, please contact your account officer or call 1-888-281-7350.

46

OFFICERS OF THE TRUST (Unaudited )

LAWRENCE P. KEBLUSEK, President since June 2003.

As Chief Investment Officer of Mellon’s Private Wealth Management group, Mr. Keblusek is responsible for investment strategy, policy and implementation for Mellon’s Private Wealth Management group. Prior to joining Mellon, Mr. Keblusek was a Managing Director at Citigroup since 1995. He was previously a Vice President of the Trust. He is 55 years old and has been employed by Mellon since August 2002.

MARK N. JACOBS, Vice President since June 2000.

Executive Vice President, Secretary and General Counsel of Dreyfus, and an officer of 91 investment companies (comprised of 200 portfolios) managed by Dreyfus. He is 59 years old and has been an employee of Dreyfus since June 1977.

CHRISTOPHER SHELDON, Vice President since June 2003.

As director of Investment Strategy for Mellon’s Private Wealth Management group since April 2003, Mr. Sheldon manages the analysis and development of investment and asset allocation strategies and investment product research. Prior to assuming his current position, Mr. Sheldon was the West Coast managing director of Mellon’s Private Wealth Management group from 2001-2003 and its regional manager from 1998-2001. He is 38 years old has been employed by Mellon since January 1995.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Associate General Counsel of Dreyfus, and an officer of 91investment companies (comprised of 200 portfolios) managed by Dreyfus. He is 45 years old and has been an employee of Dreyfus since October 1991.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel and Assistant Secretary of Dreyfus, and an officer of 91 investment companies (comprised of 200 portfolios) managed by Dreyfus. He is 39 years old and has been an employee of Dreyfus since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel and Assistant Secretary of Dreyfus, and an officer of 91investment companies (comprised of 200 portfolios) managed by Dreyfus. She is 49 years old and has been an employee of Dreyfus since October 1998.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel and Assistant Secretary of Dreyfus, and an officer of 91 investment companies (comprised of 200 portfolios) managed by Dreyfus. He is 43 years old and has been an employee of Dreyfus since June 2000.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of Dreyfus, and an officer of 91 investment companies (comprised of 200 portfolios) managed by Dreyfus. She is 42 years old and has been an employee of Dreyfus since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of Dreyfus, and an officer of 91 investment companies (comprised of 200 portfolios) managed by Dreyfus. He is 42 years old and has been an employee of Dreyfus since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of Dreyfus, and an officer of 91 investment companies (comprised of 200 portfolios) managed by Dreyfus. He is 53 years old and has been an employee of Dreyfus since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of Dreyfus, and an officer of 91 investment companies (comprised of 200 portfolios) managed by Dreyfus. He is 40 years old and has been an employee of Dreyfus since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of Dreyfus, and an officer of 91 investment companies (comprised of 200 portfolios) managed by Dreyfus. He is 46 years old and has been an employee of Dreyfus since April 1985.

T h e F u n d s 47

OFFICERS OF THE TRUST (Unaudited ) (continued)

48

GREGORY S. GRUBER, Assistant Treasurer since March 2000.

Senior Accounting Manager – Municipal Bond Funds of Dreyfus, and an officer of 91 investment companies (comprised of 200 portfolios) managed by Dreyfus. He is 46 years old and has been an employee of Dreyfus since August 1981.

ERIK D. NAVILOFF, Assistant Treasurer since December 2002.

Senior Accounting Manager – Taxable Fixed Income Funds of Dreyfus, and an officer of 91 investment companies (comprised of 200 portfolios) managed by Dreyfus. He is 37 years old and has been an employee of Dreyfus since November 1992.

ROBERT ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager – Money Market Funds of Dreyfus, and an officer of 91 investment companies (comprised of 200 portfolios) managed by Dreyfus. He is 41 years old and has been an employee of Dreyfus since October 1988.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of Dreyfus, and an officer of 91 investment companies (comprised of 200 portfolios) managed by Dreyfus. He is 38 years old and has been an employee of Dreyfus since November 1990.

KENNETH J. SANDGREN, Assistant Treasurer since November 2001.

Mutual Funds Tax Director of Dreyfus, and an officer of 91 investment companies (comprised of 200 portfolios) managed by Dreyfus. He is 51 years old and has been an employee of Dreyfus since June 1993.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (91 investment companies, comprising 200 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 48 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since September 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 87 investment companies (comprised of 196 portfolios) managed by Dreyfus. He is 35 years old and has been an employee of the Distributor since October 1998.

N O T E S

For More Information

Mellon Funds Trust
c/o The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Investment Adviser

Mellon Fund Advisers, a division of
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Administrator

Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Sub-Administrator

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166

Telephone Private Wealth Management (PWM) Clients, please contact your Account Officer or call 1-888-281-7350. Brokerage Clients of Mellon Private Wealth Advisors (MPWA), please contact your financial representative or call 1-800-830-0549-Option 2. Individual Account holders, please call Dreyfus at 1-800-896-8167.

Mail PWM Clients, write to your Account Officer, c/o Mellon Bank, N.A., One Mellon Bank Center, Pittsburgh, PA 15258

MPWA Brokerage Clients, write to your financial representative, P.O. Box 9012, Hicksville, NY 11802–9012

Individual Account Holders, write to: Mellon Funds, P.O. Box 55268, Boston, MA 02205–8502

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2005, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

©2005 Dreyfus Service Corporation
MFTAR0805-TB

The Mellon Funds

Mellon National Intermediate Municipal Bond Fund
Mellon National Short-Term Municipal Bond Fund
Mellon Pennsylvania Intermediate Municipal Bond Fund
Mellon Massachusetts Intermediate Municipal Bond Fund

ANNUAL REPORT August 31, 2005

Contents

The Funds

Letter from the President	2
Discussion of Funds’ Performance
Mellon National Intermediate
Municipal Bond Fund	3
Mellon National Short-Term
Municipal Bond Fund	6
Mellon Pennsylvania Intermediate
Municipal Bond Fund	9
Mellon Massachusetts Intermediate
Municipal Bond Fund	12
Understanding Your Fund’s Expenses	15
Comparing Your Fund’s Expenses
With Those of Other Funds	16
Statements of Investments	17
Statements of
Financial Futures 28, 43, 49
Statements of Assets and Liabilities	50
Statements of Operations	51
Statements of Changes in Net Assets	52
Financial Highlights	57
Notes to Financial Statements	67
Report of Independent Registered
Public Accounting Firm	73
Important Tax Information	74
Information About the Review
and Approval of Each Fund’s
Investment Advisory Agreement	75
Board Members Information	80
Officers of the Trust	82

For More Information

Back cover

For More Information

Back cover

The views expressed herein are current to the date of this report. These views and the composition of the funds’ portfolios are subject to change at any time based on market and other conditions.

  Not FDIC-Insured
  Not Bank-Guaranteed
  May Lose Value

The Funds

This annual report for The Mellon Funds covers the period from September 1, 2004, through August 31, 2005. Inside, you’ll find valuable information about how the funds were managed during the reporting period, including discussions with each fund’s portfolio manager.

On average, U.S. stock prices ended the reporting period higher than where they began. However, most of the equity markets’ gains occurred during the closing months of 2004. So far in 2005, positive factors, including steady economic growth and higher corporate profits, were largely offset by headwinds, such as sharply higher energy prices and rising short-term interest rates.Against the same backdrop and, contrary to historical norms, bonds generally rallied as inflation appeared to remain low and demand for U.S. fixed-income securities was robust, particularly from overseas investors. In global markets, international stocks generally rose more than U.S. stocks over the past year, with gains achieved in the industrialized markets of Europe and Asia, as well as many of the emerging markets.

Recent shocks to the U.S. economy — including sharply higher gasoline prices and other consequences of Hurricane Katrina — have added a degree of uncertainty to the outlook for stocks and bonds. However, our economists currently believe that the economy should continue to grow without either entering a recession or triggering a significant acceleration of inflation.As always, we encourage you to discuss the potential implications of these and other matters with your portfolio manager.

     Thank you for your continued confidence and support.

DISCUSSION OF FUND PERFORMANCE

John F. Flahive, Portfolio Manager

How did Mellon National Intermediate Municipal Bond Fund perform relative to its benchmark?

For the 12-month period ended August 31, 2005, the fund achieved total returns of 3.62% for Class M shares, 3.28% for Investor shares and 2.85% for Dreyfus Premier shares.1 In comparison, the Lehman Brothers 7-Year Municipal Bond Index, the fund’s benchmark, achieved a total return of 2.90% for the same period.2 In addition, the average total return for all funds reported in the Lipper Intermediate Municipal Debt Funds category was 2.60% for the same period.3

Despite rising interest rates, municipal bond prices remained relatively stable over the reporting period. The fund produced higher returns than its benchmark and Lipper category average, primarily due to its focus on securities in the 15- to 20-year maturity range.

What is the fund’s investment approach?

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital.To pursue its goal, the fund normally invests at least 80% of its assets in municipal bonds that provide income exempt from federal income tax. The fund may occasionally, including for temporary defensive purposes, invest in taxable bonds. The fund’s investments in municipal and taxable bonds must be rated investment grade at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund’s average effective portfolio maturity will be between three and ten years, and its average effective portfolio duration will not exceed eight years.

Rather than focusing on economic or market trends, we search for securities that, in our opinion, will help us enhance the fund’s yield without sacrificing quality.

We use a more tactical approach with respect to the fund’s average duration. If we expect the supply of securities to increase temporarily, we may reduce the fund’s average duration to make cash available for the purchase of higher-yielding securities. This is due to the fact that yields generally tend to rise if issuers are competing for investor interest. If we expect demand to surge at a time when we anticipate little issuance and therefore lower yields, we may increase the fund’s average duration to maintain current yields for as long as practical. At other times, we typically try to maintain a neutral average duration.

What other factors influenced the fund’s performance?

Like most U.S. fixed-income securities, municipal bonds were affected during the reporting period by rising short-term interest rates in a moderately growing economy. Interest rates escalated gradually as the Federal Reserve Board (the “Fed”) continued to move away from its accommodative monetary policy of the past several years.The Fed implemented eight consecutive rate hikes, driving the overnight federal funds rate from 1.5% at the start of the reporting period to 3.5% at the reporting period’s end.

Contrary to historical norms, however, longer-term bond yields remained surprisingly resilient. Instead of rising along with short-term interest rates, longer-term bond yields fell over much of the reporting period before rebounding modestly during the summer. As a result, intermediate-term municipal bond yields ended the reporting period little changed from where they began, enabling the fund to achieve positive absolute returns that were derived primarily from tax-exempt interest income.

Municipal bonds also were influenced by changing supply-and-demand dynamics. The volume of newly

The Funds 3

DISCUSSION OF FUND PERFORMANCE (continued)

issued municipal bonds hit record highs during the reporting period as states and municipalities continued to refinance older debt at lower rates. However, the ample supply of new securities was absorbed by robust investor demand, including buying by hedge funds, insurance companies and other investors that typically did not invest in municipal securities, helping to keep yields low.

In this economic environment, we positioned the fund to benefit from narrower yield differences between short-and long-term bonds. By focusing primarily on securities in the 15- to 20-year range at the longer end of the intermediate-term maturity spectrum, the fund avoided most of the eroding effects of rising short-term interest rates and participated more fully in the strength of longer-term bonds. The fund also benefited from refunding activity among some of its holdings, which helped support their prices, as well as strong contributions to performance from bonds backed by revenues from health care facilities and industrial development projects.

What is the fund’s current strategy?

We have continued to maintain a somewhat cautious investment posture, which we believe remains prudent in an investment environment characterized by rising interest rates and economic uncertainty in the wake of Hurricane Katrina. Accordingly, we have set the fund’s average duration — a measure of sensitivity to changing interest rates — in a range that is modestly shorter than industry averages, and we have continued to emphasize higher-quality securities. In addition, we have maintained our focus on securities at the longer end of the intermediate-term maturity range, which we believe may benefit the portfolio further should yield differences continue to narrow along the maturity spectrum.

September 15, 2005

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.

2 SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers 7-Year Municipal Bond Index is an unmanaged total return performance benchmark for the investment-grade, geographically unrestricted 7-year tax-exempt bond market, consisting of municipal bonds with maturities of 6-8 years. Index returns do not reflect the fees and expenses associated with operating a mutual fund.

3 Source: Lipper Inc.

4

FUND PERFORMANCE

Average Annual Total Returns	as of 8/31/05
	Inception				From
	Date	1 Year	5 Years	10 Years	Inception

Class M shares		3.62%	5.53%	5.37%
Investor shares	7/11/01	3.28%	—	—	4.77%
Dreyfus Premier shares
with applicable redemption ††	10/11/02	(0.13)%	—	—	2.40%
without redemption	10/11/02	2.85%	—	—	3.05%

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Class M shares of Mellon National Intermediate Municipal Bond Fund on 8/31/95 to a $10,000
investment made in the Lehman Brothers 7-Year Municipal Bond Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.
Before the fund commenced operations, substantially all of the assets of a predecessor common trust fund (CTF) that, in all material respects, had the same investment objective, policies, guidelines and restrictions as the fund were transferred to the fund. Please note that the performance of the fund’s Class M shares represents the performance of the predecessor CTF through October 1, 2000, adjusted to reflect the fund’s fees and expenses, by subtracting from the actual performance of the CTF the expenses of the fund’s Class M shares as they were estimated prior to the conversion of the CTF into the fund, and the performance of the fund’s Class M shares
thereafter.The predecessor CTF was not registered under the Investment Company Act of 1940, as amended, and therefore was not subject to certain investment restrictions that might have adversely affected performance. In addition, the expenses of the fund’s Class M shares may be higher than those estimated prior to the conversion of the CTF into the fund, which would lower the performance shown in the above line graph.
Effective July 11, 2001, existing fund shares were designated as Class M shares and the fund began offering a second class of shares designated as Investor shares, which are subject to a Shareholder Services Plan. Performance for Investor shares will vary from the performance of Class M shares shown above because of the differences in charges and expenses.
The fund’s performance shown in the line graph takes into account all applicable fees and expenses for Class M shares only.The Index is an unmanaged total return performance benchmark for the investment-grade, geographically unrestricted, 7-year tax-exempt bond market, consisting of municipal bonds with maturities of 6-8
years.The Index does not take into account charges, fees and other expenses. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.
†† The maximum contingent deferred sales charge for Dreyfus Premier shares is 3%.After six years Dreyfus Premier shares convert to Investor shares.

The Funds 5

DISCUSSION OF
FUND PERFORMANCE

M. Collette O’Brien and Timothy J. Sanville,
Portfolio Managers

How did Mellon National Short-Term Municipal Bond Fund perform relative to its benchmark?

For the 12-month period ended August 31, 2005, the fund achieved total returns of 0.91% for Class M shares and 0.73% for Investor shares.1 In comparison, the Lehman Brothers 3-Year Municipal Bond Index (the “Index”), the fund’s benchmark, achieved a total return of 0.84% for the same period.2

Rising interest rates in a moderately growing economy eroded the value of most short-term fixed-income securities, including municipal bonds, during the reporting period.The fund’s returns were roughly in line with its benchmark, as good results from holdings in the one- to two-year maturity range were offset by the fund’s relatively light exposure to the better-performing, lower-quality bonds that are contained in the Index.

What is the fund’s investment approach?

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital.To pursue its goal, the fund normally invests at least 80% of its assets in municipal bonds that provide income exempt from federal income tax. The fund occasionally, including for temporary defensive purposes, may invest in taxable bonds. The fund’s investments in municipal and taxable bonds must be rated investment grade at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund’s average effective portfolio maturity and its average effective portfolio duration will be less than three years.

Rather than focusing on economic or market trends, we search for securities that, in our opinion, will help us enhance the fund’s yield without sacrificing quality.We use a more tactical approach with respect to the fund’s average duration. If we expect the supply of securities to increase temporarily, we may reduce the fund’s average duration to make cash available for the purchase of higher-yielding securities.This is due to the fact that yields generally tend to rise if issuers are competing for investor interest. If we expect demand to surge at a time when we anticipate little issuance and therefore lower yields, we may increase the fund’s average duration to maintain current yields for as long as practical. At other times, we typically try to maintain a neutral average duration.

What other factors influenced the fund’s performance?

Like most U.S. fixed-income securities, municipal bonds were affected during the reporting period by rising short-term interest rates in a moderately growing economy. Interest rates escalated gradually as the Federal Reserve Board (the “Fed”) continued to move away from its accommodative monetary policy of the past several years. The Fed implemented eight consecutive rate hikes, driving the overnight federal funds rate from 1.5% at the start of the reporting period to 3.5% at the reporting period’s end.

Contrary to historical norms,longer-term bond yields fell over much of the reporting period before rebounding modestly during the summer. However, shorter-term bonds lost a relatively modest amount of value in the rising interest-rate environment. The fund nonetheless achieved mildly positive absolute returns as tax-exempt interest income more than offset price depreciation.

6

Municipal bonds also were influenced by changing supply-and-demand dynamics. The volume of newly issued short-term municipal bonds fell during the reporting period as states and municipalities enjoyed higher tax revenues in the recovering economy and had less need to borrow to finance budget deficits.The reduced supply of new securities was easily absorbed by robust investor demand, putting further upward pressure on short-term bond yields.

In this economic environment, we positioned the fund relatively defensively, emphasizing securities in the one- to two-year range and setting its average duration — a measure of sensitivity to changing interest rates —in a range we considered shorter than industry aver-ages.This positioning enabled the fund to avoid the full brunt of weakness among bonds with two- to three-year maturities, which comprised a more substantial portion of the Index. However, the benefits of this strategy were offset to a degree by our focus on higher-quality securities. Because the economic recovery helped to improve the credit profiles of many issuers, investors grew more comfortable owning lower-rated securities, enabling them to produce higher returns than higher-quality municipal securities over the reporting period.

What is the fund’s current strategy?

We have continued to maintain a somewhat cautious investment posture, which we believe remains appropriate in an investment environment characterized by rising interest rates and heightened economic uncertainty in the wake of Hurricane Katrina. Accordingly, we have maintained the fund’s relatively short average duration, and we have continued to emphasize higher-quality securities.In our view,these are prudent strategies that may help the fund withstand renewed market volatility while enabling it to capture potentially higher yields as economic and market conditions evolve.

September 15, 2005
[1]	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers 3-Year
Municipal Bond Index is an unmanaged total return performance benchmark for the investment-grade, geographically unrestricted 3-year tax-
exempt bond market, consisting of municipal bonds with maturities of 2-4 years. Index returns do not reflect the fees and expenses associated with operating a mutual fund.

The Funds 7

FUND PERFORMANCE
Average Annual Total Returns	as of 8/31/05
	Inception		From
	Date	1 Year	Inception

Class M shares	10/2/00	0.91%	3.41%
Investor shares	7/11/01	0.73%	2.44%

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Class M shares of Mellon National Short-Term Municipal Bond Fund on 10/2/00 (inception date) to a
$10,000 investment made in the Lehman Brothers 3-Year Municipal Bond Index (the “Index”) on that date. For comparative purposes, the value of the Index on
9/30/00 is used as the beginning value on 10/2/00.All dividends and capital gain distributions are reinvested.
Effective July 11, 2001, existing fund shares were designated as Class M shares and the fund began offering a second class of shares designated as Investor shares, which are subject to a Shareholder Services Plan. Performance for Investor shares will vary from the performance of Class M shares shown above because of the differences in charges and expenses.
The fund’s performance shown in the line graph takes into account all applicable fees and expenses for Class M shares only.The Index is an unmanaged total return performance benchmark for the investment-grade, geographically unrestricted, 3-year tax-exempt bond market, consisting of municipal bonds with maturities of 2-4
years.The Index does not take into account charges, fees and other expenses. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

8

DISCUSSION OF
FUND PERFORMANCE

John F. Flahive and M. Collette O’Brien,
Portfolio Managers

How did Mellon Pennsylvania Intermediate
Municipal Bond Fund perform relative to its
benchmark?

For the 12-month period ended August 31, 2005, the fund achieved total returns of 2.84% for Class M shares and 2.50% for Investor shares.1 In comparison, the Lehman Brothers 7-Year Municipal Bond Index, the fund’s benchmark, achieved a total return of 2.90% for the same period.2 In addition, the average total return for all funds reported in the Lipper Pennsylvania Intermediate Municipal Debt Funds category was 2.23% for the same period.3

Despite rising interest rates, municipal bond prices remained relatively stable over the reporting period. The fund produced returns that were roughly in line with its benchmark and higher than its Lipper category average, primarily due to its focus on securities in the 15- to 20-year maturity range.

What is the fund’s investment approach?

The fund seeks as high a level of income exempt from federal and Pennsylvania state income taxes as is consistent with the preservation of capital.To pursue its goal, the fund normally invests at least 80% of its assets in municipal bonds, the interest from which is exempt from federal and Pennsylvania state personal income taxes.The fund may also invest in municipal bonds that are exempt from federal income taxes, but not Pennsylvania personal income taxes, and in taxable bonds. The fund’s investments in municipal and taxable bonds must be rated investment grade at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund’s average effective portfolio maturity will be between three and ten years,and its average effective portfolio duration will not exceed eight years.

Rather than focusing on economic or market trends, we search for securities that, in our opinion, will help us enhance the fund’s yield without sacrificing quality. We use a more tactical approach with respect to the fund’s average duration. If we expect the supply of securities to increase temporarily, we may reduce the fund’s average duration to make cash available for the purchase of higher-yielding securities. This is due to the fact that yields generally tend to rise if issuers are competing for investor interest. If we expect demand to surge at a time when we anticipate little issuance and therefore lower yields, we may increase the fund’s average duration to maintain current yields for as long as practical.At other times, we typically try to maintain a neutral average duration.

What other factors influenced the fund’s performance?

Like most U.S. fixed-income securities, municipal bonds were affected during the reporting period by rising short-term interest rates in a moderately growing economy. Interest rates escalated gradually as the Federal Reserve Board (the “Fed”) continued to move away from its accommodative monetary policy of the past several years.The Fed implemented eight consecutive rate hikes, driving the overnight federal funds rate from 1.5% at the start of the reporting period to 3.5% at the reporting period’s end.

Contrary to historical norms, however, longer-term bond yields remained surprisingly resilient. Instead of rising along with short-term interest rates, longer-term bond yields fell over much of the reporting period before rebounding modestly during the summer. As a result, intermediate-term municipal bond yields ended the reporting period little changed from where they began, enabling the fund to achieve positive absolute returns that were derived primarily from tax-exempt interest income.

The Funds 9

DISCUSSION OF FUND PERFORMANCE (continued)

Municipal bonds from Pennsylvania also were influenced by the state’s improving fiscal condition. Higher tax revenues helped Pennsylvania maintain a healthy credit profile, and the supply of newly issued securities remained relatively sparse.These factors helped to keep yields relatively low.

In this economic environment, we positioned the fund to benefit from narrower yield differences between short-and long-term bonds. By focusing primarily on securities in the 15- to 20-year range at the longer end of the intermediate-term maturity spectrum, the fund avoided most of the eroding effects of rising short-term interest rates and participated more fully in the strength of longer-term bonds. The fund also benefited from refunding activity among some of its holdings, which helped support their prices, as well as strong contributions to performance from bonds backed by revenues from health care facilities and industrial development projects.

What is the fund’s current strategy?

We have continued to maintain a somewhat cautious investment posture, which we believe remains prudent in an investment environment characterized by rising interest rates and economic uncertainty in the wake of Hurricane Katrina. Accordingly, we have set the fund’s average duration — a measure of sensitivity to changing interest rates — in a range that is modestly shorter than industry averages, and we have continued to emphasize higher-quality securities. In addition, we have maintained our focus on securities at the longer end of the intermediate-term maturity range, which we believe may benefit the portfolio further should yield differences continue to narrow along the maturity spectrum.

September 15, 2005
[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-Pennsylvania residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers 7-Year Municipal
Bond Index is an unmanaged total return performance benchmark for the investment-grade, geographically unrestricted 7-year tax-exempt bond market, consisting of municipal bonds with maturities of 6-8 years. Index returns do not reflect the fees and expenses associated with operating a mutual fund.
[3]	Source: Lipper Inc.

10

FUND PERFORMANCE

Average Annual Total Returns	as of 8/31/05
	Inception				From
	Date	1 Year	5 Years	10 Years	Inception

Class M shares		2.84%	4.99%	4.83%
Investor shares	7/11/01	2.50%	—	—	4.18%

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Class M shares of Mellon Pennsylvania Intermediate Municipal Bond Fund on 8/31/95 to a $10,000
investment made in the Lehman Brothers 7-Year Municipal Bond Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.
Before the fund commenced operations, substantially all of the assets of a predecessor common trust fund (CTF) that, in all material respects, had the same investment objective, policies, guidelines and restrictions as the fund were transferred to the fund. Please note that the performance of the fund’s Class M shares represents the performance of the predecessor CTF through October 1, 2000, adjusted to reflect the fund’s fees and expenses, by subtracting from the actual performance of the CTF the expenses of the fund’s Class M shares as they were estimated prior to the conversion of the CTF into the fund, and the performance of the fund’s Class M shares
thereafter.The predecessor CTF was not registered under the Investment Company Act of 1940, as amended, and therefore was not subject to certain investment restrictions that might have adversely affected performance. In addition, the expenses of the fund’s Class M shares may be higher than those estimated prior to the conversion of the CTF into the fund, which would lower the performance shown in the above line graph.
Effective July 11, 2001, existing fund shares were designated as Class M shares and the fund began offering a second class of shares designated as Investor shares, which are subject to a Shareholder Services Plan. Performance for Investor shares will vary from the performance of Class M shares shown above because of the differences in charges and expenses.
The fund invests primarily in Pennsylvania investment-grade municipal bonds.The fund’s performance shown in the line graph takes into account all applicable fees and expenses for Class M shares only.The Index is not limited to investments principally in Pennsylvania municipal obligations.The Index is an unmanaged total return performance benchmark for the investment-grade, geographically unrestricted, 7-year tax-exempt, bond market, consisting of municipal bonds with maturities of
6-8 years.The Index does not take into account charges, fees and other expenses.These factors can contribute to the Index potentially outperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The Funds 11

DISCUSSION OF
FUND PERFORMANCE

John F. Flahive, Portfolio Manager

How did Mellon Massachusetts Intermediate Municipal Bond Fund perform relative to its benchmark?

For the 12-month period ended August 31, 2005, the fund achieved total returns of 3.25% for Class M shares, 3.07% for Investor shares and 2.59% for Dreyfus Premier shares.1 In comparison, the Lehman Brothers 7-Year Municipal Bond Index, the fund’s benchmark, achieved a total return of 2.90% for the same period.2 In addition, the average total return for all funds reported in the Lipper Massachusetts Intermediate Municipal Debt Funds category was 2.48% for the same period.3

Despite rising interest rates, municipal bond prices remained relatively stable over the reporting period.The fund produced higher returns than its benchmark and Lipper category average, primarily due to its focus on securities in the 15- to 20-year maturity range.

What is the fund’s investment approach?

The fund seeks as high a level of income exempt from federal and Massachusetts state income taxes as is consistent with the preservation of capital.To pursue its goal,the fund normally invests at least 80% of its assets in municipal bonds, the interest from which is exempt from federal and Massachusetts state personal income taxes.The fund may also invest in municipal bonds that are exempt from federal income taxes, but not Massachusetts personal income taxes,and in taxable bonds.The fund’s investments in municipal and taxable bonds must be rated investment grade at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund’s average effective portfolio maturity will be between three and ten years,and its average effective portfolio duration will not exceed eight years.

Rather than focusing on economic or market trends, we search for securities that, in our opinion, will help us enhance the fund’s yield without sacrificing quality.We use a more tactical approach with respect to the fund’s average duration. If we expect the supply of securities to increase temporarily, we may reduce the fund’s average duration to make cash available for the purchase of higher-yielding securities.This is because yields generally tend to rise if issuers are competing for investor interest. If we expect demand to surge at a time when we anticipate little issuance and therefore lower yields, we may increase the fund’s average duration to maintain current yields for as long as practical.At other times, we typically try to maintain a neutral average duration.

What other factors influenced the fund’s performance?

Like most U.S. fixed-income securities, municipal bonds were affected during the reporting period by rising short-term interest rates in a moderately growing economy. Interest rates escalated gradually as the Federal Reserve Board (the “Fed”) continued to move away from its accommodative monetary policy of the past several years.The Fed implemented eight consecutive rate hikes, driving the overnight federal funds rate from 1.5% at the start of the reporting period to 3.5% at the reporting period’s end.

Contrary to historical norms, however, longer-term bond yields remained surprisingly resilient. Instead of rising along with short-term interest rates, longer-term bond yields fell over much of the reporting period before rebounding modestly during the summer. As a result, intermediate-term municipal bond yields ended the reporting period little changed from where they began, enabling the fund to achieve positive absolute returns that were derived primarily from tax-exempt interest income.

12

Municipal bonds from Massachusetts also were influenced by the state’s improving fiscal condition.The state ended its most recent fiscal year with a budget surplus that approached record levels, and one of the major bond rating agencies recently upgraded the state’s credit rating.These factors helped to keep yields relatively low.

In this environment, we positioned the fund to benefit from narrower yield differences between short- and long-term bonds. By focusing primarily on securities in the 15- to 20-year range at the longer end of the intermediate-term maturity spectrum, the fund avoided most of the eroding effects of rising short-term interest rates and participated more fully in the strength of longer-term bonds. The fund also benefited from refunding activity among some of its holdings, which helped support their prices, as well as strong contributions to performance from bonds backed by revenues from health care facilities, educational institutions and the state’s settlement with U.S. tobacco companies.

What is the fund’s current strategy?

We have continued to maintain a somewhat cautious investment posture, which we believe remains prudent in an investment environment characterized by rising interest rates and economic uncertainty in the wake of

Hurricane Katrina. Accordingly, we have set the fund’s average duration — a measure of sensitivity to changing interest rates — in a range that is modestly shorter than industry averages, and we have continued to emphasize higher-quality securities. In addition, we have maintained our focus on securities at the longer end of the intermediate-term maturity range, which we believe may benefit the portfolio further should yield differences continue to narrow along the maturity spectrum.

September 15, 2005
[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-Massachusetts residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors.
Capital gains, if any, are fully taxable. Return figures provided reflect the absorption of fund expenses by Mellon Bank, N.A. pursuant to an agreement in effect through September 30, 2007, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers 7-Year
Municipal Bond Index is an unmanaged total return performance benchmark for the investment-grade, geographically unrestricted 7-year tax-
exempt bond market, consisting of municipal bonds with maturities of 6-8 years. Index returns do not reflect the fees and expenses associated with operating a mutual fund.
[3]	Source: Lipper Inc.

The Funds 13

FUND PERFORMANCE
Investor shares	3.07%	4.90%	4.74%
Class M shares	3.25%	5.16%	5.00%
Dreyfus Premier shares
with applicable redemption ††	(0.40)%	4.23%	4.43%
without redemption	2.59%	4.40%	4.43%

† Source: Lipper Inc.

Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Class M shares, Investor shares and Dreyfus Premier shares of Mellon Massachusetts Intermediate
Municipal Bond Fund on 8/31/95 to a $10,000 investment made in the Lehman Brothers 7-Year Municipal Bond Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.
As of the close of business on September 6, 2002, substantially all of the assets of another investment company managed by Dreyfus, Dreyfus Premier Limited Term
Massachusetts Municipal Fund (the “Premier Massachusetts Fund”), were transferred to the Mellon Massachusetts Fund in a tax-free reorganization and the fund commenced operations.The performance shown in the line graph for Class M shares represents the performance of the Premier Massachusetts Fund’s Class R shares prior to the commencement of operations of the Mellon Massachusetts Fund and the performance of the Mellon Massachusetts Fund’s Class M shares thereafter.The performance shown in the line graph for Investor shares represents the performance of the Premier Massachusetts Fund’s Class A shares prior to the commencement of operations of the Mellon Massachusetts Fund, and the performance of the Mellon Massachusetts Fund’s Investor shares thereafter.
The fund’s performance shown in the line graph takes into account all applicable fees and expenses for all share classes.The Index, unlike the fund, is an unmanaged total return performance benchmark for the investment-grade, geographically unrestricted 7-year tax-exempt bond market consisting of municipal bonds with maturities of 6-8 years.The Index does not take into account charges, fees and other expenses and is not limited to investments principally in Massachusetts municipal obligations.
These factors can contribute to the Index outperforming or underperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report. Performance for Dreyfus Premier shares assumes the conversion of Dreyfus Premier shares to Investor shares at the end of the sixth year following the date of purchase.
†† The maximum contingent deferred sales charge for Dreyfus Premier shares is 3%.After six years Dreyfus Premier shares convert to Investor shares.

14

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemptions fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in each class of each Mellon municipal bond fund from March 1, 2005 to August 31, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2005
			Dreyfus
	Class M Shares	Investor Shares	Premier Shares

Mellon National Intermediate
Municipal Bond Fund
Expenses paid per $1,000 †	$ 2.65	$ 3.92	$ 6.45
Ending value (after expenses)	$1,019.80	$1,017.80	$1,016.00
Mellon National Short-Term
Municipal Bond Fund
Expenses paid per $1,000 †	$ 2.68	$ 3.95	—
Ending value (after expenses)	$1,009.50	$1,008.20	—
Mellon Pennsylvania Intermediate
Municipal Bond Fund
Expenses paid per $1,000 †	$ 3.36	$ 4.67	—
Ending value (after expenses)	$1,016.80	$1,015.40	—
Mellon Massachusetts Intermediate
Municipal Bond Fund
Expenses paid per $1,000 †	$ 2.54	$ 3.81	$ 6.35
Ending value (after expenses)	$1,018.70	$1,017.50	$1,015.10

† Expenses are equal to the Mellon National Intermediate Municipal Bond Fund annualized expense ratio of .52% for Class M, .77% for Investor shares and 1.27% for Dreyfus Premier shares, Mellon National Short-Term Municipal Bond Fund .53% for Class M and .78% for Investor shares, Mellon Pennsylvania Intermediate Municipal Bond Fund .66% for Class M and .92% for Investor shares and Mellon Massachusetts Intermediate Municipal Bond Fund .50% for Class M, .75% for Investor shares and 1.25% for Dreyfus Premier shares, multiplied by the respective fund’s average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Funds 15

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investores assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return.You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2005
			Dreyfus
	Class M Shares	Investor Shares	Premier Shares

Mellon National Intermediate
Municipal Bond Fund
Expenses paid per $1,000 †	$ 2.65	$ 3.92	$ 6.46
Ending value (after expenses)	$1,022.58	$1,021.32	$1,018.80
Mellon National Short-Term
Municipal Bond Fund
Expenses paid per $1,000 †	$ 2.70	$ 3.97	—
Ending value (after expenses)	$1,022.53	$1,021.27	—
Mellon Pennsylvania Intermediate
Municipal Bond Fund
Expenses paid per $1,000 †	$ 3.36	$ 4.69	—
Ending value (after expenses)	$1,021.88	$1,020.57	—
Mellon Massachusetts Intermediate
Municipal Bond Fund
Expenses paid per $1,000 †	$ 2.55	$ 3.82	$ 6.36
Ending value (after expenses)	$1,022.68	$1,021.42	$1,018.90

† Expenses are equal to the Mellon National Intermediate Municipal Bond Fund annualized expense ratio of .52% for Class M, .77% for Investor shares and 1.27% for Dreyfus Premier shares, Mellon National Short-Term Municipal Bond Fund .53% for Class M and .78% for Investor shares, Mellon Pennsylvania Intermediate Municipal Bond Fund .66% for Class M and .92% for Investor shares and Mellon Massachusetts Intermediate Municipal Bond Fund .50% for Class M, .75% for Investor shares and 1.25% for Dreyfus Premier shares, multiplied by the respective fund’s average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

16

STATEMENT OF INVESTMENTS
August 31, 2005

Mellon National Intermediate Municipal Bond Fund

Long-Term Municipal	Principal			Principal
Investments—98.4%	Amount ($)	Value ($)		Amount ($)	Value ($)

Alabama—1.7%			Arizona (continued)
Alabama 5%, 6/1/2009	2,295,000	2,452,506	Tucson 5%, 7/1/2012	1,265,000	1,389,451
Alabama Public School and College			University Medical Center Corp., HR
Authority, Capital Improvement			5.25%, 7/1/2016	2,310,000	2,488,216
5.625%, 7/1/2013	3,000,000	3,298,470	California—22.2%
Jefferson County, Limited			Agua Caliente Band,
Obligation School			Cahuilla Indians Revenue:
Warrants 5%, 1/1/2024	3,500,000	3,702,545	4%, 7/1/2006	300,000	301,920
Montgomery BMC Special Care			5.60%, 7/1/2013	1,815,000	1,854,640
Facilities Financing Authority,			Alameda Corridor Transportation
Revenue (Baptist Health):			Authority, Revenue
0/5%, 11/15/2013			(Subordinated Lien) 0/5.25%,
(Insured; MBIA)	1,365,000 [a]	1,318,289	10/1/2021 (Insured; AMBAC)	5,000,000 [a]	3,820,950
0/5%, 11/15/2014			California:
(Insured; MBIA)	2,500,000 [a]	2,418,550	6.80%, 10/1/2005	700,000	702,275
Alaska—.2%			4%, 2/1/2008	2,385,000	2,436,683
Anchorage, Electric Utility Revenue			5.75%, 3/1/2008	190,000	193,549
8%, 12/1/2010 (Insured; MBIA)	1,000,000	1,219,930	6.60%, 2/1/2009	510,000	565,891
Arizona—2.4%			5.75%, 3/1/2009
Arizona School Facilities Board,			(Insured; FGIC)	80,000	81,547
State School Improvement			5%, 11/1/2011	655,000 [b]	721,057
Revenue 5%, 7/1/2008	1,625,000	1,712,815	5%, 11/1/2012	345,000	373,563
			5%, 5/1/2018	30,000,000	32,697,900
Maricopa County Unified			5.50%, 6/1/2020	5,000,000	5,416,750
School District:			5.25%, 11/1/2026	10,500,000	11,597,775
(Paradise Valley):			5%, 2/1/2033	1,825,000	1,915,009
6.35%, 7/1/2010			5.50%, 11/1/2033	3,900,000	4,395,066
(Insured; MBIA)	550,000	627,011
7%, 7/1/2011			California Department of Water
(Insured; MBIA)	1,905,000	2,269,998	Resources, Power Supply Revenue:
(Scottsdale School)			5.50%, 5/1/2008	4,000,000	4,237,160
6.60%, 7/1/2012	1,250,000	1,495,787	5.375%, 5/1/2018
			(Insured; AMBAC)	5,000,000	5,543,750
Phoenix:
5.40%, 7/1/2007	1,000,000	1,044,190	California Economic Recovery
6.25%, 7/1/2016	1,250,000	1,543,012	5%, 7/1/2016	10,400,000	11,224,720
Phoenix Industrial Development			California Educational
Authority, SFMR 6.60%,			Facilities Authority:
12/1/2029 (Collateralized:			(Pepperdine University)
FHLMC, FNMA and GNMA)	585,000	589,159	5.75%, 9/15/2008	3,250,000 [b]	3,547,017
			(Stanford University)
Salt River Project Agricultural			5%, 11/1/2011	3,000,000	3,300,780
Improvement and Power District,
Electric System Revenue:			California Housing Finance Agency,
5%, 1/1/2010	1,000,000	1,074,980	Home Mortgage Revenue
5%, 1/1/2016	1,475,000	1,615,228	5.65%, 8/1/2006 (Insured; MBIA)	655,000	665,585
5%, 1/1/2017	1,000,000	1,092,070	California Infrastructure and Economic
Scottsdale Industrial Development			Development Bank, Revenue
Authority, HR (Scottsdale			(Clean Water State Revolving
Healthcare) 5.70%, 12/1/2021	1,000,000	1,089,750	Fund) 5%, 10/1/2017	2,500,000	2,724,225
The Funds 17

STATEMENT OF INVESTMENTS (continued)
Mellon National Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Principal			Principal
Investments (continued)	Amount ($)	Value ($)		Amount ($)	Value ($)

California (continued)			California (continued)
California Municipal Finance Authority,			San Francisco City and County Airports
SWDR (Waste Management Inc.			Commission, International Airport
Project) 4.10%, 9/1/2009	1,000,000	1,010,180	Revenue 5.625%, 5/1/2006
California Statewide Community			(Insured; FGIC)	500,000	508,715
Development Authority, Revenue:			San Jose Redevelopment Agency,
(Daughters of Charity Health)			Tax Allocation (Merged
5.25%, 7/1/2024	3,000,000	3,180,690	Area Redevelopment):
(Kaiser-Permanente)			6%, 8/1/2009 (Insured; MBIA)	205,000	227,761
3.85%, 8/1/2006	1,250,000	1,259,000	6%, 8/1/2009 (Insured; MBIA)	420,000	464,764
Multi Family Housing:			Santa Margarita-Dana Point
(Archstone/Seascape)			Authority, Revenue 7.25%,
5.25%, 6/1/2008	4,000,000	4,174,840	8/1/2007 (Insured; MBIA)	500,000	539,985
(Equity Residential)			Southern California Public Power
5.20%, 6/15/2009	3,000,000	3,167,880	Authority, Power Project
Foothill/Eastern Transportation			Revenue (San Juan Unit 3):
Corridor Agency,			5.50%, 1/1/2013
Toll Road Revenue:			(Insured; FSA)	3,010,000	3,413,942
0/5.80%, 1/15/2020			5.50%, 1/1/2014
(Insured; MBIA)	1,505,000 [a]	1,376,217	(Insured; FSA)	2,000,000	2,286,080
0/5.875%, 1/15/2026			Westside Unified School District
(Insured; MBIA)	8,000,000 [a]	7,201,120	6%, 8/1/2014 (Insured; AMBAC)	385,000	458,262
Golden State Tobacco Securitization			Colorado—4.1%
Corp., Tobacco Settlement Revenue
(Enhanced-Asset Backed):			Colorado Department of Transportation,
5.75%, 6/1/2008	6,755,000 [b]	7,243,724	Transportation Revenue, RAN
5.75%, 6/1/2008	8,240,000 [b]	8,836,164	5.25%, 6/15/2010
5%, 6/1/2045	10,000,000	10,434,600	(Insured; MBIA)	1,000,000	1,091,140
Kern High School District			Colorado Educational and Cultural
6.40%, 2/1/2012 (Insured; MBIA)	2,750,000	3,192,447	Facilities Authority, Revenue
			(Regis University Project)
Los Angeles Department of Water and			5%, 6/1/2022 (Insured; Radian)	1,825,000	1,913,147
Power, Power Systems Revenue
5.25%, 7/1/2011 (Insured; MBIA)	2,250,000	2,489,152	Colorado Health Facilities Authority,
			Revenue (Vail Valley Medical
Los Angeles Unified School District			Center Project) 5%, 1/15/2020	1,250,000	1,308,500
5.75%, 7/1/2016 (Insured; MBIA)	2,000,000	2,369,980
			Colorado Housing Finance Authority:
Modesto Wastewater Treatment			6.75%, 4/1/2015	145,000	147,917
Facility, Revenue 6%, 11/1/2009			6.70%, 10/1/2016	90,000	90,405
(Insured; MBIA)	500,000	558,360	7.15%, 10/1/2030
Oakland Joint Powers Financing			(Insured; FHA)	130,000	135,087
Authority, LR (Oakland Convention			(Single Family Program):
Centers) 5.50%, 10/1/2013			7.10%, 5/1/2015	30,000	30,190
(Insured; AMBAC)	1,500,000	1,709,010	6.05%, 10/1/2016	275,000	282,004
Sacramento Municipal Utility			6.75%, 10/1/2021
District, Electric Revenue:			(Insured; FHA)	405,000	413,404
5.30%, 7/1/2012	1,145,000	1,224,555	7.55%, 11/1/2027	50,000	50,348
5.25%, 5/15/2013			6.80%, 11/1/2028	65,000	65,436
(Insured; FGIC)	3,530,000	3,964,931

18

Mellon National Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Principal			Principal
Investments (continued)	Amount ($)	Value ($)		Amount ($)	Value ($)

Colorado (continued)			Florida (continued)
E-470 Public Highway			JEA, Saint Johns River Power
Authority, Revenue:			Park System, Revenue
0/5%, 9/1/2016 (Insured; MBIA)	3,565,000 [a]	2,898,274	5%, 10/1/2015	2,750,000	2,974,180
0/5%, 9/1/2017 (Insured; MBIA)	3,500,000 [a]	2,850,715	Key West Utility Board, Electric
Jefferson County School District			Revenue 5.75%, 10/1/2006
6.50%, 12/15/2010			(Insured; AMBAC)	1,000,000	1,030,860
(Insured; MBIA)	1,500,000	1,734,885	Lee County, Airport Revenue
Northwest Parkway Public			5.875%, 10/1/2019
Highway Authority:			(Insured; FSA)	2,500,000	2,756,475
0/5.45%, 6/15/2017			Miami-Dade County, Subordinate
(Insured; AMBAC)	7,690,000 [a]	6,565,184	Special Obligation:
0/5.55%, 6/15/2018			0/5%, 10/1/2022	2,000,000 [a]	1,445,780
(Insured; FSA)	5,000,000 [a]	4,265,150	0/5%, 10/1/2035	1,500,000 [a]	1,315,785
0/5.70%, 6/15/2021			Orlando and Orange County
(Insured; AMBAC)	7,345,000 [a]	6,279,681	Expressway Authority, Expressway
University of Colorado,			Revenue 5%, 7/1/2013
Enterprise System Revenue:			(Insured; AMBAC)	4,710,000	5,205,445
5%, 6/1/2009	500,000	533,400	Georgia—1.7%
5.50%, 6/1/2010	500,000	550,510
			Atlanta, Water and Wastewater
Connecticut—.3%			Revenue 5%, 5/1/2009
Connecticut 5.25%, 6/1/2018			(Insured; FGIC)	1,435,000 [b]	1,543,386
(Insured; AMBAC)	1,500,000	1,723,830	Burke County Development
Connecticut Health and Educational			Authority, PCR (Georgia Power Co.
Facilities Authority,			Plant Vogtle Project)
Revenue (Yale University)			4.75%, 5/1/2034 (Insured; FGIC)	1,595,000	1,619,244
5.125%, 7/1/2027	300,000	316,560	Chatham County Hospital Authority
Stamford 6.60%, 1/15/2007	500,000	524,870	(Memorial Health Medical Center)
Florida—3.8%			6.125%, 1/1/2024	2,480,000	2,727,132
Florida Board of Education (Capital			Crisp County Development
Outlay—Public Education)			Authority, EIR (International
5.50%, 6/1/2010	1,750,000 [b]	1,943,305	Paper Co. Project)
Florida Municipal Loan Council,			5.55%, 2/1/2015	1,000,000	1,069,930
Revenue 5.75%, 11/1/2015			Georgia:
(Insured; MBIA)	520,000	585,088	5.40%, 11/1/2010	1,000,000	1,107,720
Hillsborough County Aviation			5.75%, 9/1/2011	3,460,000	3,937,203
Authority, Revenue (Tampa			Georgia Municipal Electric Authority
International Airport):			(Project One) 6%, 1/1/2006	1,275,000	1,287,877
5.125%, 10/1/2020			Illinois—3.5%
(Insured; AMBAC)	3,540,000	3,884,619	Chicago:
5.125%, 10/1/2021			Gas Supply Revenue
(Insured; AMBAC)	3,675,000	4,023,169	(Peoples Gas, Light and Coke)
Hillsborough County Educational			4.75%, 6/30/2014	1,000,000	1,042,330
Facilities Authority (University of			SFMR 4.70%, 10/1/2017
Tampa Project) 5.75%, 4/1/2018			(Collateralized: FNMA and GNMA)	195,000	195,392
(Insured; Radian)	3,270,000	3,596,117

T h e F u n d s 19

STATEMENT OF INVESTMENTS (continued)
Mellon National Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Principal			Principal
Investments (continued)	Amount ($)	Value ($)		Amount ($)	Value ($)

Illinois (continued)			Massachusetts—4.9%
Chicago Metropolitan Water			Massachusetts, Consolidated Loan:
Reclamation District			5.75%, 9/1/2009	500,000 [b]	554,405
(Chicago Capital Improvement)			5.25%, 11/1/2012	3,000,000 [b]	3,332,490
7.25%, 12/1/2012	8,500,000	10,560,570	5%, 8/1/2014	3,000,000 [b]	3,304,590
Du Page County Community High			Massachusetts Bay Transportation
School District (Downers Grove)			Authority, Sales Tax Revenue
5.50%, 12/1/2009 (Insured; FSA)	1,000,000 [b]	1,084,780	5.50%, 7/1/2016	7,750,000	9,011,700
Illinois Finance Authority, Gas Supply			Massachusetts Development
Revenue (People’s Gas, Light and			Finance Agency, Revenue:
Coke Co.) 4.30%, 6/1/2016			(Boston University Issue)
(Insured; AMBAC)	2,500,000	2,538,850	5%, 10/1/2035
Illinois Health Facilities Authority,			(Insured; AMBAC)	2,000,000	2,132,900
Revenue (Loyola University			(Combined Jewish Philanthropies)
Health System) 5.75%, 7/1/2011	2,500,000	2,721,400	4.75%, 2/1/2015	4,135,000	4,390,915
Lake County Community Unitary			Massachusetts Housing
School District (Waukegan)			Finance Agency, HR
5.625%, 12/1/2011 (Insured; FSA)	3,150,000	3,442,981	5.125%, 12/1/2034	350,000	359,786
Regional Transportation Authority:			Massachusetts Municipal Wholesale
7.75%, 6/1/2009 (Insured; FGIC)	1,000,000	1,158,900	Electric Co. Power Supply System
7.75%, 6/1/2010 (Insured; FGIC)	1,620,000	1,934,021	Revenue (Project Number 6)
7.75%, 6/1/2012 (Insured; FGIC)	1,890,000	2,373,953	5.25%, 7/1/2012 (Insured; MBIA)	2,000,000	2,216,760
Iowa—.4%			Massachusetts Port Authority,
Muscatine, Electric Revenue			Revenue:
5.50%, 1/1/2011			6%, 1/1/2010	2,035,000 [b]	2,290,738
(Insured; AMBAC)	3,000,000	3,322,530	5.75%, 7/1/2010	1,325,000	1,462,323
Kentucky—.6%			Massachusetts School Building
			Authority, Dedicated Sales Tax
Kentucky Property and Buildings			5%, 8/15/2017 (Insured; FSA)	4,000,000	4,413,920
Commission, Revenue
6%, 2/1/2010 (Insured; FSA)	2,000,000 [b]	2,233,080	Massachusetts Water Pollution
			Abatement Trust (Pool Program
Kentucky Turnpike Authority, EDR			Bonds) 5.25%, 8/1/2017	2,500,000	2,796,975
(Revitalization’s Projects):
6.50%, 7/1/2007			Weston:
(Insured; AMBAC)	1,000,000	1,062,760	5.625%, 3/1/2010	650,000 [b]	718,757
5.50%, 7/1/2012			5.625%, 3/1/2010	665,000 [b]	734,759
(Insured; AMBAC)	1,250,000	1,410,837	Michigan—1.2%
Maine—.2%			Fowlerville Community School District
Maine Municipal Bond Bank			6.50%, 5/1/2006 (Insured; MBIA)	555,000	568,287
5.875%, 11/1/2009			Michigan Hospital Finance
(Insured; FSA)	1,660,000 [b]	1,852,045	Authority, Revenue
Maryland—1.6%			(Genesys Regional Medical
			Hospital) 5.50%, 10/1/2008	1,505,000	1,610,621
Maryland Health and Higher
Educational Facilities Authority,			Michigan Municipal Bond Authority,
Revenue (Johns Hopkins			State Revolving Fund Revenue:
University) 5%, 7/1/2024	1,000,000	1,073,360	(Clean Water)
			5%, 10/1/2021	5,000,000	5,367,950
Maryland State and Local Facilities			(Drinking Water)
Loan (Second Series)			5.50%, 10/1/2015	1,000,000	1,158,980
5%, 8/1/2015	10,000,000	11,072,800

20

Mellon National Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Principal			Principal
Investments (continued)	Amount ($)	Value ($)		Amount ($)		Value ($)

Michigan (continued)			New Hampshire (continued)
Saint Johns Public Schools (School			New Hampshire Business Finance
Bond Loan Fund) 6.50%,			Authority, PCR (Central Maine
5/1/2006 (Insured; FGIC)	525,000	537,568	Power Co.) 5.375%, 5/1/2014	1,000,000		1,079,890
Minnesota—2.5%			New Jersey—7.2%
Minneapolis (Special School			Garden State Preservation Trust:
District Number 1)			(Open Space and
5%, 2/1/2014 (Insured; FSA)	2,350,000	2,489,566	Farmland Preservation):
Minnesota Housing Finance Agency			5.80%, 11/1/2018
(Residential Housing)			(Insured; FSA)	5,000,000	[c]	5,908,600
2.35%, 12/11/2006	5,000,000	4,937,850	5.80%, 11/1/2019
Minnesota Public Facilities Authority,			(Insured; FSA)	5,000,000	[c]	5,889,850
Water Pollution Control Revenue			5.80%, 11/1/2023
5.25%, 3/1/2016	10,000,000	11,446,200	(Insured; FSA)	5,000,000	[c]	5,806,250
Mississippi—1.1%			Gloucester County Improvement
			Authority, Solid Waste Resource
Mississippi 5.50%, 12/1/2017	1,250,000	1,467,912	Recovery Revenue:
Mississippi Higher Education			6.85%, 12/1/2009	4,000,000		4,473,160
Assistance Corp., Student Loan			7%, 12/1/2009	1,000,000		1,119,540
Revenue 6.05%, 9/1/2007	85,000	85,139	New Jersey 6%, 2/15/2011	1,000,000		1,131,010
Mississippi Hospital Equipment and			New Jersey Economic
Facilities Authority, Revenue			Development Authority:
(Baptist Memorial Health Care)			Cigarette Tax Revenue:
5%, 9/1/2024	5,845,000	6,004,861	5%, 6/15/2013
Mississippi University Educational			(Insured; FGIC)	3,000,000		3,276,090
Building Corp., Revenue			5.375%, 6/15/2015	4,400,000		4,853,904
5.25%, 8/1/2016 (Insured; MBIA)	400,000	455,064	5.50%, 6/15/2024	4,000,000		4,251,920
Missouri—.8%			5.50%, 6/15/2031	1,000,000		1,058,090
Missouri Environmental Improvement			School Facilities Construction
and Energy Resource Authority,			Revenue 5.25%, 6/15/2011	5,375,000	[b]	5,946,524
Water Pollution Control Revenue			Trasportation Sublease Revenue
(Revolving Fund Program)			(New Jersey Transit Corp. Light
5.50%, 7/1/2014	1,250,000	1,433,887	Rail Transit System) 5.875%,
Missouri Highways and Transportation			5/1/2009 (Insured; FSA)	1,000,000	[b]	1,097,430
Commission, State Road Revenue:			New Jersey Highway Authority,
5.50%, 2/1/2010	2,000,000	2,193,180	General Revenue
5.50%, 2/1/2011	2,000,000	2,223,900	(Garden State Parkway):
			5%, 1/1/2009 (Insured; FGIC)	1,060,000		1,126,208
Nebraska—.3%			5%, 1/1/2010 (Insured; FGIC)	1,110,000		1,193,694
Municipal Energy Agency of Nebraska,			New Jersey Transit Corp., COP:
Power Supply System			5.50%, 9/15/2009
5%, 4/1/2025 (Insured; FSA)	2,000,000	2,140,040	(Insured; AMBAC)	5,000,000		5,422,550
Nevada—.3%			6%, 9/15/2010
Humboldt County, PCR			(Insured; AMBAC)	2,000,000	[b]	2,263,140
(Sierra Pacific) 6.55%,			New Mexico—.4%
10/1/2013 (Insured; AMBAC)	2,000,000	2,086,640	New Mexico Finance Authority,
New Hampshire—.2%			Revenue (Public Project Revolving
Nashua, Capital Improvement			Fund) 5.25%, 6/1/2017
5.50%, 7/15/2018	560,000	627,318	(Insured; AMBAC)	1,000,000		1,113,720

The Funds 21

STATEMENT OF INVESTMENTS (continued)
Mellon National Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Principal			Principal
Investments (continued)	Amount ($)	Value ($)		Amount ($)	Value ($)

New Mexico (continued)			New York (continued)
New Mexico Highway Commission,			New York Counties Tobacco Trust IV,
Tax Revenue 6%, 6/15/2010	2,000,000 [b]	2,249,260	Tobacco Settlement Pass-Through:
New York—10.8%			5%, 6/1/2042	1,000,000	987,490
Greece Central School District:			5%, 6/1/2045	2,000,000	1,974,320
6%, 6/15/2010 (Insured; FGIC)	225,000	253,786	New York State Dormitory Authority,
6%, 6/15/2011 (Insured; FGIC)	950,000	1,091,066	Revenue:
6%, 6/15/2012 (Insured; FGIC)	950,000	1,105,249	(Consolidated City University
6%, 6/15/2013 (Insured; FGIC)	950,000	1,118,929	System) 5.75%, 7/1/2018
6%, 6/15/2014 (Insured; FGIC)	950,000	1,128,059	(Insured; FSA)	200,000	237,402
6%, 6/15/2015 (Insured; FGIC)	950,000	1,137,939	(FIT Student Housing) 5.75%,
Long Island Power Authority,			7/1/2006 (Insured; AMBAC)	130,000	133,082
Electric System Revenue:			New York State Power Authority,
5%, 6/1/2009	2,000,000	2,123,620	General Purpose Revenue
5%, 4/1/2010			7%, 1/1/2010	300,000 [b]	347,283
(Insured; AMBAC)	2,500,000	2,688,150	New York State Thruway Authority:
Metropolitan Transportation Authority:			(Highway and Bridge Trust Fund):
Commuter Facilities Revenue:			5.50%, 4/1/2007 (Insured; FGIC)	500,000	520,795
5.50%, 7/1/2007			6%, 4/1/2010 (Insured; FSA)	2,000,000 [b]	2,263,800
(Insured; AMBAC)	1,000,000	1,047,610	6%, 4/1/2010 (Insured; FSA)	1,000,000 [b]	1,131,900
5.50%, 7/1/2011	1,000,000	1,078,100	5.50%, 4/1/2011
Service Contract Revenue:			(Insured; FGIC)	1,000,000 [b]	1,127,550
5.50%, 7/1/2016	5,000,000	5,751,200	(Second General Highway and
5.75%, 1/1/2018	1,500,000	1,752,705	Bridge Trust Fund):
Nassau County, General			5.25%, 4/1/2012
Improvement 5.10%,			(Insured; AMBAC)	5,000,000	5,555,400
11/1/2013 (Insured; AMBAC)	3,000,000 [b]	3,195,990	5%, 4/1/2019
			(Insured; AMBAC)	5,000,000 [c]	5,496,350
New York City:
7%, 8/1/2006	300,000	311,058	New York State Urban Development
6%, 4/15/2007	4,000,000 [b]	4,239,840	Corp., Revenue (Correctional
5.75%, 8/1/2007	265,000 [b]	281,902	Capital Facilities) 5%, 1/1/2011	5,000,000	5,353,000
5.50%, 8/1/2010 (Insured; XLCA)	2,000,000	2,204,820	Orange County 5.50%, 11/15/2007	250,000	264,108
5%, 8/1/2012	5,105,000	5,542,907	Port Authority of New York and
5.75%, 8/1/2012	280,000	295,571	New Jersey 5.50%, 10/15/2006
5.75%, 8/1/2013	1,650,000	1,813,961	(Insured; MBIA)	3,045,000	3,131,113
New York City Municipal Water			Tobacco Settlement Financing
Finance Authority, Water and			Corp. of New York, Asset-Backed
Sewer Systems Revenue:			Revenue (State Contingency
5.75%, 6/15/2006			Contract Secured):
(Insured; MBIA)	440,000 [b]	454,595	5.50%, 6/1/2018
5.75%, 6/15/2026			(Insured; MBIA)	2,000,000	2,223,900
(Insured; MBIA)	815,000	840,567	5.50%, 6/1/2019	5,000,000	5,578,100
New York City Transitional Finance			North Carolina—4.1%
Authority, Revenue:			Charlotte 5%, 4/1/2013	1,000,000	1,111,080
6.125%, 5/15/2010	825,000 [b]	941,754	Charlotte-Mecklenberg Hospital
6.125%, 5/15/2010	175,000 [b]	199,766	Authority, Health Care System
6.125%, 5/15/2010	2,000,000 [b]	2,283,040	Revenue 5.60%, 1/15/2011	1,000,000	1,029,090
5.50%, 11/1/2011	3,000,000	3,322,050

22

Mellon National Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Principal				Principal
Investments (continued)	Amount ($)		Value ($)		Amount ($)	Value ($)

North Carolina (continued)				Ohio (continued)
Concord, COP 5.50%,				Ohio Infrastructure Improvements
6/1/2011 (Insured; MBIA)	1,000,000		1,113,200	5.625%, 2/1/2009	1,000,000	1,081,980
Durham County 5.50%, 4/1/2010	1,000,000		1,103,130	Toledo—Lucas County Port
Guilford County, Public Improvement				Authority, Port Facilities
5.10%, 10/1/2010	1,500,000	[b]	1,660,830	Revenue (Cargill Inc. Project)
Mecklenburg County:				4.50%, 12/1/2015	900,000	936,486
5.50%, 4/1/2011	1,195,000		1,337,074	Oklahoma—.2%
Public Improvement				Oklahoma Capital Improvement
4.75%, 4/1/2008	1,000,000		1,045,580	Authority, State Highway Capital
North Carolina:				Improvement Revenue
5%, 2/1/2012	9,000,000		9,911,970	5%, 6/1/2006 (Insured; MBIA)	1,200,000	1,219,296
Public Improvement				Oklahoma Housing Finance Agency,
5%, 3/1/2012	5,000,000		5,511,450	SFMR 6.80%, 9/1/2016
North Carolina Eastern Municipal				(Collateralized; FNMA)	120,000	121,302
Power Agency, Power System				Oregon—.7%
Revenue 5.375%, 1/1/2016	1,500,000		1,610,655	Jackson County School District:
Raleigh Durham Airport Authority,				(Central Point) 5.75%,
Revenue 5.25%, 11/1/2013				6/15/2010 (Insured; FGIC)	2,265,000 [b]	2,522,304
(Insured; FGIC)	2,465,000		2,704,450	(Eagle Point) 5.625%, 6/15/2011	1,500,000 [b]	1,685,610
Wake County 5.75%, 2/1/2010	2,000,000	[b]	2,249,220	Portland Urban Renewal and
Wake County Industrial Facilities				Redevelopment (Convention
and Pollution Control Financing				Center) 5.75%, 6/15/2018
Authority, Revenue (Carolina Power				(Insured; AMBAC)	1,150,000	1,284,987
and Light Co.) 5.375%, 2/1/2017	1,000,000		1,079,260	Pennsylvania—2.0%
Ohio—3.0%				Allegheny County Hospital
Akron, Sewer Systems Revenue				Development Authority, Revenue
6%, 12/1/2014 (Insured; AMBAC)	500,000		559,245	(University of Pittsburgh Medical
Butler County Transportation				Center) 5.25%, 6/15/2015	1,620,000	1,780,672
Improvement District				Chester County 5%, 11/15/2010	3,420,000	3,711,692
6%, 4/1/2011 (Insured; FSA)	1,000,000		1,088,730	Pennsylvania Higher Educational
Columbus 6%, 6/15/2008	3,000,000		3,239,670	Facilities Authority,
Cuyahoga County, Revenue				Health Services Revenue
(Cleveland Clinic Health System):				(University of Pennsylvania)
6%, 1/1/2015	2,265,000		2,589,008	5.35%, 1/1/2006	3,750,000 [b]	3,818,363
6%, 1/1/2017	3,900,000		4,429,698	Philadelphia School District
Erie County, Hospital Facilities				5%, 4/1/2017 (Insured; AMBAC)	2,165,000	2,376,542
Revenue (Firelands Regional Medical				Scranton-Lackawanna Health and
Center) 4.50%, 8/15/2006	1,200,000		1,213,788	Welfare Authority, Catholic
Ohio Building Authority:				Healthcare Revenue
(Adult Correction Building)				(Mercy Health) 5.10%,
5.25%, 4/1/2008	2,000,000	[b]	2,130,300	1/1/2007 (Insured; MBIA)	100,000	102,734
(Juvenile Correction Facilities)				State Public School Building Authority,
5.50%, 4/1/2014	3,295,000		3,645,852	College Revenue (Harrisburg
(Sports Building Fund)				Community College) 6.25%,
5.50%, 4/1/2014	1,945,000		2,152,104	4/1/2008 (Insured; MBIA)	795,000	858,433

The Funds 23

STATEMENT OF INVESTMENTS (continued)
Mellon National Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Principal			Principal
Investments (continued)	Amount ($)	Value ($)		Amount ($)	Value ($)

Pennsylvania (continued)			Texas (continued)
Swarthmore Borough Authority,			Laredo Independent School District
College Revenue:			(Permanent School Fund
5%, 9/15/2011	1,000,000	1,092,550	Guaranteed) 6%, 8/1/2009	1,000,000 [b]	1,106,350
5%, 9/15/2012	1,400,000	1,540,350	Lewisville Independent School
Rhode Island—.1%			District Building Bonds (Permanent
Rhode Island Health and Educational			School Fund Guaranteed):
Building Corp., Higher Educational			7.50%, 8/15/2006	650,000	678,626
Revenue (Providence College):			7.50%, 8/15/2007	600,000	651,972
4.50%, 11/1/2017			Mission Consolidated Independent
(Insured; XLCA)	795,000	824,948	School District (Permanent
5%, 11/1/2022 (Insured; XLCA)	250,000	266,093	School Fund Guaranteed)
South Carolina—4.4%			5.875%, 2/15/2008	1,690,000 [b]	1,806,035
Georgetown County School District, GO			Red River Education Finance
5%, 3/1/2015 (Insured; FSA)	5,000,000	5,501,700	Corp., Education Revenue
Greenville County School District,			(The Hockaday School
Installment Purchase Revenue:			Project) 5%, 5/15/2004	1,980,000	2,111,591
(Building Equity Sooner			San Antonio Electric and Gas
Tomorrow):			Revenue General Improvement
5.25%, 12/1/2010	10,000,000	10,869,600	5.90%, 2/1/2010	500,000 [b]	556,220
5.25%, 12/1/2011	5,650,000	6,198,785	Texas Municipal Power Agency,
5.875%, 12/1/2012	3,000,000 [b]	3,496,440	Revenue 4.40%, 9/1/2011
5.50%, 12/1/2018	3,000,000	3,424,230	(Insured; FGIC)	2,750,000	2,803,268
5%, 12/1/2024	1,000,000	1,055,940	Utah—.7%
South Carolina Jobs-Economic			Intermountain Power Agency,
Development Authority, Revenue:			Power Supply Revenue:
Economic Development (Waste			6%, 7/1/2008 (Insured; MBIA)	4,200,000	4,531,884
Management of South Carolina			6.25%, 7/1/2009 (Insured; FSA)	750,000	832,868
Inc.) 3.30%, 11/1/2007	1,000,000	996,540	Vermont—.7%
Hospital Facilities (Georgetown
Memorial Hospital) 5.25%,			Burlington, Electric Revenue:
2/1/2021 (Insured; Radian)	1,250,000	1,316,075	6.25%, 7/1/2011 (Insured; MBIA)	2,000,000	2,310,060
			6.25%, 7/1/2012 (Insured; MBIA)	2,500,000	2,931,900
South Carolina School Facilities
5%, 1/1/2009	1,000,000	1,063,120	Virginia—1.3%
Tennessee—.0%			Chesterfield County Industrial
			Development Authority, PCR
Shelby County Health Educational and			5.875%, 6/1/2017	3,000,000	3,303,060
Housing Facilities Board, Revenue
(Saint Judes Children’s Research)			Louisa Industrial Development
5%, 7/1/2009	200,000	209,524	Authority, PCR (Virginia Electric and
			Power Co.) 5.25%, 12/1/2008	3,000,000	3,101,430
Texas—2.4%
			Newport News Industrial
Austin Independent School District			Development Authority, Revenue
(Permanent School Fund			(Advanced Shipbuilding Carrier)
Guaranteed) 5.70%, 8/1/2011	1,530,000	1,567,516	5.50%, 9/1/2010	1,000,000	1,105,250
Dallas Fort Worth, International			Virginia Commonwealth
Airport Revenue 5.50%,			Transportation Board (Federal
11/1/2031 (Insured; FGIC)	1,000,000	1,068,520	Highway Reimbursement
Harris County, Toll Road Revenue			Notes) 5%, 9/27/2012	2,000,000	2,205,020
6%, 8/1/2009 (Insured; FGIC)	5,150,000	5,687,712

24

Mellon National Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Principal			Principal
Investments (continued)	Amount ($)	Value ($)		Amount ($)		Value ($)

Washington—.4%			U.S. Related (continued)
Seattle Municipal Light and Power,			Puerto Rico Public Buildings Authority,
Revenue 5.50%, 12/1/2010	1,000,000	1,100,140	Government Facility Revenue:
Washington Public Power			6.25%, 7/1/2010
Supply System, Revenue			(Insured; AMBAC)	750,000		854,348
(Nuclear Project Number 1):			5.50%, 7/1/2014	1,000,000		1,129,700
6%, 7/1/2006 (Insured; MBIA)	500,000	512,835	5.50%, 7/1/2015	1,000,000		1,134,830
7%, 7/1/2008	380,000	420,918	5.50%, 7/1/2016	2,000,000		2,279,480
7%, 7/1/2008	620,000	683,562	5.75%, 7/1/2017	1,945,000		2,270,263
West Virginia—.6%			University of Puerto Rico, University
Monongalia County Building Commission,			Revenue 6.25%, 6/1/2008
HR (Monongalia General Hospital)			(Insured; MBIA)	750,000		814,710
5.25%, 7/1/2020	4,415,000	4,709,878	Total Long-Term
Wisconsin—.9%			Municipal Investments
			(cost $715,824,755)			752,405,572

Kenosha, Waterworks Revenue
5%, 12/1/2012 (Insured; FGIC)	750,000	804,075	Short-Term Municipal
Wisconsin 5%, 5/1/2016			Investments—5.4%

(Insured; MBIA)	5,000,000	5,479,900
			Arizona—.4%
Wisconsin Health and Educational
Facilities Authority, Revenue			Phoenix Industrial Development
(Aurora Medical Group Inc.) 5.75%,			Authority, Revenue
11/15/2007 (Insured; FSA)	500,000	528,395	(Valley of The Sun YMCA Project)
			2.35% (LOC; Bank of America)	2,900,000	[d]	2,900,000
U.S. Related—4.5%
			Colorado—.2%
Puerto Rico Commonwealth:
6%, 7/1/2008	1,500,000	1,604,205	Colorado Educational and Cultural
6.25%, 7/1/2011 (Insured; MBIA)	950,000	1,102,200	Facilities Authority, Revenue
5%, 7/1/2012	2,000,000	2,143,760	(National Jewish Federation
6.25%, 7/1/2013 (Insured; MBIA)	1,380,000	1,648,934	Bond Program) 2.35%
Public Improvement			(LOC; Bank of America)	1,800,000	[d]	1,800,000
5%, 7/1/2012	5,000,000 [b]	5,507,950	Florida—.3%
Puerto Rico Commonwealth			Alachua County Health Facilities
Highway and Transportation			Authority, Continuing Care
Authority, Transportation Revenue:			Retirement Community, Revenue
6.25%, 7/1/2009 (Insured; MBIA)	150,000	167,262	(Oak Hammock at the University
5.875%, 7/1/2010			of Florida Project)
(Insured; MBIA)	1,405,000 [b]	1,591,134	2.35% (LOC; BNP Paribas)	1,700,000	[d]	1,700,000
5.875%, 7/1/2035			Jacksonville Health Facilities Authority,
(Insured; MBIA)	2,595,000	2,902,196	HR, (Genesis Rehabilitation
Puerto Rico Electric Power			Hospital Project) 2.35%
Authority, Power Revenue:			(LOC; Bank of America)	900,000	[d]	900,000
6.50%, 7/1/2006			Georgia—.2%
(Insured; MBIA)	625,000	643,806	Gainesville and Hall County
5.25%, 7/1/2015			Development Authority,
(Insured; MBIA)	2,000,000	2,284,500	Senoir Living Facility
5%, 7/1/2017			Revenue (Lanier Village
(Insured; MBIA)	3,940,000	4,381,122	Estates, Inc. Project)
5.25%, 7/1/2029			2.38% (LOC; Bank of America)	1,200,000	[d]	1,200,000
(Insured; FSA)	2,000,000	2,171,200

The Funds 25

STATEMENT OF INVESTMENTS (continued)
Mellon National Intermediate Municipal Bond Fund (continued)

Short-Term Municipal	Principal				Principal
Investments (continued)	Amount ($)		Value ($)		Amount ($)	Value ($)

Indiana—.5%				Tennessee (continued)
Indiana Educational Facilities Authority,				Montgomery County Public Building
Educational Facilities Revenue				Authority, Pooled Financing
(Depauw University Project)				Revenue (Tennessee County
2.32% (LOC; Northern Trust Bank)	3,400,000	[d]	3,400,000	Loan Pool) 2.35% (LOC;
Minnesota—.3%				Bank of America)	6,800,000 [d]	6,800,000
Arden Hills, Health Care and Housing				Texas—1.6%
Revenue (Presbyterian Homes of				Harris County Health Facilites,
Arden Hills, Inc. Project)				Development Corp. HR
2.40% (LOC; U.S. Bancorp)	2,100,000	[d]	2,100,000	(Texas Children’s Hospital Project)
Nebraska—.4%				2.36% (Insured; MBIA and LOC;
Lancaster County Hospital				JPMorgan Chase Bank)	2,400,000 [d]	2,400,000
Authority, HR (BryanLGH Medical				Texas, TRAN 4.50%, 8/31/2006	10,000,000	10,152,800
Center Project) 2.35% (Insured;				Total Short-Term
AMBAC and LOC; U.S. Bancorp)	3,000,000	[d]	3,000,000	Municipal Investments
Tennessee—1.5%				(cost $41,050,100)		41,052,800

Clarksville Public Building Authority,				Total Investments
Pooled Financing Revenue				(cost $756,874,855)	103.8%	793,458,372
(Tennessee Municipal Bond Fund):
2.35% (LOC;				Liabilities, Less Cash
Bank of America)	2,100,000	[d]	2,100,000	and Receivables	(3.8%)	(28,681,669)
2.35% (LOC;				Net Assets	100.0%	764,776,703
Bank of America)	2,600,000	[d]	2,600,000

26

Summary of Abbreviations

ACA	American Capital Access	IDB	Industrial Development Board
AGIC	Asset Guaranty Insurance Company	IDC	Industrial Development Corporation
AMBAC	American Municipal Bond Assurance Corporation	IDR	Industrial Development Revenue
ARRN	Adjustable Rate Receipt Notes	LOC	Letter of Credit
BAN	Bond Anticipation Notes	LOR	Limited Obligation Revenue
BIGI	Bond Investors Guaranty Insurance	LR	Lease Revenue
BPA	Bond Purchase Agreement	MBIA	Municipal Bond Investors
CGIC	Capital Guaranty Insurance Company		Assurance Insurance Corporation
CIC	Continental Insurance Company	MFHR	Multi-Family Housing Revenue
CIFG	CDC Ixis Financial Guaranty	MFMR	Multi-Family Mortgage Revenue
CMAC	Capital Market Assurance Corporation	PCR	Pollution Control Revenue
COP	Certificate of Participation	RAC	Revenue Anticipation Certificates
CP	Commercial Paper	RAN	Revenue Anticipation Notes
EDR	Economic Development Revenue	RAW	Revenue Anticipation Warrants
EIR	Environmental Improvement Revenue	RRR	Resources Recovery Revenue
FGIC	Financial Guaranty Insurance Company	SAAN	State Aid Anticipation Notes
FHA	Federal Housing Administration	SBPA	Standby Bond Purchase Agreement
FHLB	Federal Home Loan Bank	SFHR	Single Family Housing Revenue
FHLMC	Federal Home Loan Mortgage Corporation	SFMR	Single Family Mortgage Revenue
FNMA	Federal National Mortgage Association	SONYMA	State of New York Mortgage Agency
FSA	Financial Security Assurance	SWDR	Solid Waste Disposal Revenue
GAN	Grant Anticipation Notes	TAN	Tax Anticipation Notes
GIC	Guaranteed Investment Contract	TAW	Tax Anticipation Warrants
GNMA	Government National Mortgage Association	TRAN	Tax and Revenue Anticipation Notes
GO	General Obligation	XLCA	XL Capital Assurance
HR	Hospital Revenue

Summary of Combined Ratings (Unaudited)

Fitch	or Moody’s or	Standard & Poor’s Value (%) †

AAA	Aaa	AAA	55.3
AA	Aa	AA	17.2
A	A	A	16.2
BBB	Baa	BBB	6.5
F1	MIG1/P1	SP1/A1	4.0
Not Rated [e]	Not Rated [e]	Not Rated [e]	.8
100.0

† Based on total investments.
[a] Zero Coupon until a specified date, at which time the stated coupon rate becomes effective until maturity.
[b] These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
[c] Purchased on a delayed delivery basis.
[d] Securities payable on demand.Variable interest rate—subject to periodic change.
[e] Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Investment Adviser to be of comparable quality to those rated securities in which the fund may invest.
See notes to financial statements.

The Funds 27

STATEMENT OF FINANCIAL FUTURES
August 31, 2005

		Market Value		Unrealized
		Covered by		(Depreciation)
	Contracts	Contracts ($)	Expiration	at 8/31/2005 ($)

Financial Futures Sold Short
U.S. Treasury Futures 5 Year Note	55	5,969,219	September 2005	(11,172)
U.S. Treasury Futures 10 Year Note	295	33,311,953	September 2005	(5,598)
U.S. Treasury Futures 30 Year Bond	205	24,266,875	September 2005	(354,002)
				(370,772)

See notes to financial statements.
28

STATEMENT OF INVESTMENTS
August 31, 2005

Mellon National Short-Term Municipal Bond Fund

Long-Term Municipal	Principal				Principal
Investments—97.1%	Amount ($)		Value ($)		Amount ($)	Value ($)

Alabama—3.4%				Connecticut—2.2%
Alabama 5.25%, 6/1/2007	1,205,000		1,253,598	Connecticut
Alabama Water Pollution Control				4%, 12/15/2005	1,000,000	1,003,570
Authority, Revolving Fund Loan:				Mashantucket Western Pequot Tribe
5%, 8/15/2007				6.50%, 9/1/2006	2,970,000 [c]	3,077,276
(Insured; AMBAC)	1,000,000		1,038,860	Mohegan Tribe of Indians, Gaming
5.50%, 8/15/2007				Authority, Priority Distribution
(Insured; AMBAC)	2,000,000		2,096,580	Payment Public Improvement
Jefferson County, Limited				5%, 1/1/2008	500,000	517,300
Obligation School Warrant				Florida—4.9%
5%, 1/1/2007	2,500,000		2,561,475	Escambia County Health Facilities
Arizona—1.5%				Authority, Revenue
Maricopa County Community College				(Ascension Health Credit):
District 6.50%, 7/1/2006	1,510,000	[a]	1,570,581	5%, 11/15/2006	1,000,000	1,023,520
Tucson, Water System Revenue				5%, 11/15/2007	400,000	415,628
6%, 7/1/2006 (Insured; MBIA)	1,500,000	[a]	1,554,045	Florida Board of Education, Public
California—9.7%				Education 5.375%, 6/1/2008	1,000,000	1,049,670
Agua Caliente Band of Cahuilla				Orlando Utilities Commission,
Indians, Revenue:				Water and Electric
4%, 7/1/2006	200,000		201,280	Revenue 5%, 10/1/2006	2,500,000	2,557,275
4.60%, 7/1/2008	800,000		804,072	Pinellas County, Capital
California, Economic Recovery				Improvement Revenue
5%, 7/1/2008	2,500,000		2,629,525	4.50%, 1/1/2006	4,000,000	4,023,040
California Department of Water				Saint Johns County Industrial
Resources, Power Supply Revenue:				Development Authority, IDR
5%, 2/1/2008	1,000,000		1,044,790	(Professional Golf Hall of Fame
5.50%, 5/1/2008	3,500,000		3,707,515	Project) 5.875%, 9/1/2006
California Infrastructure and				(Insured; MBIA)	1,085,000 [a]	1,129,051
Economic Development Bank,				Georgia—1.0%
Workers Compensation Relief				Cobb County Development Authority,
Revenue 5%, 10/1/2009				SWDR (Georgia Waste Management
(Insured; AMBAC)	2,500,000		2,687,275	Project) 3.65%, 4/1/2006	1,000,000	1,000,720
California Pollution Control Financing				College Park Business and Industrial
Authority, PCR (Southern California				Development Authority,
Edison Co.) 2%, 3/1/2006	2,000,000		1,984,720	Revenue (Civic Center Project)
California Statewide Communities				5.80%, 9/1/2005 (Insured; FSA)	1,165,000	1,165,000
Development Authority, Revenue				Illinois—2.1%
(Kaiser Permanente):				Chicago Transit Authority, Capital
3.85%, 8/1/2006	1,000,000		1,007,200	Grant Receipt Revenue
2.625%, 5/1/2008	2,000,000		1,959,600	(Douglas Branch Reconstruction)
Del Mar Race Track Authority,				5%, 6/1/2007 (Insured; AMBAC)	3,400,000	3,405,916
Revenue 5%, 8/15/2009	1,080,000	[b]	1,135,674	Illinois (Sales Tax Revenue)
Santa Clara Transitional Authority,				3.50%, 6/15/2006	1,000,000	1,005,230
Sales Tax Revenue 4%, 10/2/2006	3,000,000		3,033,990	Kansas—2.8%
Colorado—.5%				Burlington, PCR (Kansas Gas and
Colorado Health Facilities Authority,				Electric Co. Project)
Revenue (Evangelical Lutheran				2.65%, 6/1/2006	2,500,000	2,494,225
Hospital) 3.75%, 3/1/2009	1,000,000		997,530

The Funds 29

STATEMENT OF INVESTMENTS (continued)
Mellon National Short-Term Municipal Bond Fund (continued)

Long-Term Municipal	Principal			Principal
Investments (continued)	Amount ($)	Value ($)		Amount ($)	Value ($)

Kansas (continued)			Massachusetts (continued)
The Unified Government of Wyandotte			Massachusetts Housing Finance Agency,
County/ Kansas City Tax Exempt			Housing Revenue
Sales Tax Special Obligation Revenue			4.20%, 12/1/2010	2,075,000	2,096,435
(Redevelopment Project Area B)			Michigan—3.1%
3.75%, 12/1/2012	3,250,000	3,301,903	Michigan, Environmental Program
Kentucky—1.5%			5%, 5/1/2009	2,000,000	2,131,240
Kentucky Asset and Liability			Michigan Building Authority,
Commission, General Fund Tax			Revenue (Facilities Program)
and RAN 4%, 6/28/2006	2,000,000	2,019,380	5.50%, 10/15/2006	1,250,000	1,286,562
Kentucky Economic Development			Michigan Hospital Finance Authority,
Finance Authority, Health System			Revenue (Oakwood Obligated
Revenue (Norton Healthcare Inc.)			Group) 5%, 11/1/2007	1,000,000	1,032,570
6.25%, 10/1/2012	1,000,000	1,096,680	Michigan Municipal Bond Authority,
Louisiana—1.0%			Revenue (Clean Water State
Jefferson Sales Tax District,			Revolving Fund):
Special Sales Tax Revenue			4.50%, 10/1/2006	1,000,000	1,017,730
5%, 12/1/2005 (Insured; AMBAC)	900,000	904,878	5%, 10/1/2006	1,000,000	1,023,020
Louisiana Local Government			Minnesota—2.1%
Environment Facilities Community			Minnesota 5%, 10/1/2006	2,000,000	2,046,040
Development Authority, Revenue			Minnesota Housing Finance
(Kenner Road Project)			Authority, Residential Housing
5%, 3/1/2006 (Insured; AMBAC)	1,050,000	1,061,119	2.35%, 12/11/2006	2,000,000	1,975,140
Maryland—1.7%			Willmar Independent School District
Washington Suburban Sanitary			Number 347 5.15%, 2/1/2009	400,000	403,732
District, Sewage Disposal			Mississippi—1.5%
5%, 6/1/2006	3,500,000	3,557,330
			Mississippi, Highway Revenue, Four
Massachusetts—4.8%			Lane Highway Program
Lowell, GO			5.25%, 6/1/2006	3,000,000	3,053,100
5.50%, 12/15/2006			Nevada—.9%
(Insured; AMBAC)	1,000,000 [a]	1,052,540
			Clark County, PCR (Southern California
Marlborough, GO			Edison Co.) 3.25%, 3/2/2009	2,000,000	1,968,240
4%, 6/15/2006	1,307,000	1,318,972
			New Hampshire—1.9%
Massachusetts, Federal Highway
Grant Anticipation Notes			Coos County, TAN
5.75%, 6/15/2012 (Insured; FSA)	2,000,000	2,233,640	3.50%, 12/30/2005	1,850,000	1,852,849
Massachusetts College Building			New Hampshire Business Finance
Authority, Project			Authority, SWDR (Waste
Revenue 4%, 5/1/2006	535,000	538,938	Management Inc. Project)
			3.625%, 5/1/2006	2,000,000	2,001,480
Massachusetts Development
Finance Agency, Revenue			New Jersey—2.5%
(Combined Jewish Philanthropies)			New Jersey Economic Development
3.50%, 2/1/2008	1,435,000	1,439,434	Authority, Revenue:
Massachusetts Health and			Cigarette Tax
Educational Facilities Authority,			5.625%, 6/15/2017	2,000,000	2,074,900
Revenue (Springfield College)			School Facilities Construction
4%, 10/15/2007	1,220,000	1,239,032	5%, 9/1/2007	1,000,000	1,037,620

30

Mellon National Short-Term Municipal Bond Fund (continued)

Long-Term Municipal	Principal			Principal
Investments (continued)	Amount ($)	Value ($)		Amount ($)	Value ($)

New Jersey (continued)			Ohio—1.0%
New Jersey Transportation Trust Fund			Ohio Higher Education Capital
Authority 5%, 12/15/2006	1,000,000	1,025,040	Facilities, GO:
University of Medicine and			5.25%, 5/1/2006	1,000,000	1,015,980
Dentistry, COP 6.75%,			5.25%, 2/1/2008	1,025,000	1,078,546
12/1/2009 (Insured; MBIA)	1,050,000	1,053,350	Pennsylvania—8.5%
New Mexico—.5%			Berks County 5.50%, 11/15/2005
Gallup, PCR (Tri-State Generation			(Insured; AMBAC)	1,835,000	1,845,258
and Transmission Association, Inc.			Dauphin County General
Project) 5%, 8/15/2007			Authority, School Revenue
(Insured; AMBAC)	1,000,000	1,037,310	3.25%, 6/1/2006	2,000,000	2,000,380
New York—6.5%			Lehigh County Industrial
Long Island Power Authority,			Development Center, PCR
Electric System General Revenue			(Peoples Electric Utility Corp.)
5%, 12/1/2005	2,000,000	2,010,980	3.125%, 11/1/2008
			(Insured; AMBAC)	1,250,000	1,253,225
Metropolitan Transportation
Authority, Service Contract			Pennsylvania:
5%, 1/1/2006	1,425,000	1,434,790	5.125%, 9/15/2006
			(Insured; AMBAC)	1,175,000	1,202,671
Municipal Assistance Corp. for the City			5%, 10/1/2007 (Insured; FGIC)	1,000,000	1,042,240
of New York 5.25%, 7/1/2006	1,415,000	1,444,064
			Pennsylvania Higher Educational
New York City:			Facilities Authority, Revenue
5.25%, 11/15/2007	2,095,000	2,196,063	(University of Pennsylvania
5.20%, 8/1/2009 (Insured; XLCA)	2,000,000	2,097,680	Health System):
New York City Educational			4%, 8/15/2006	1,000,000	1,007,460
Construction Fund, Revenue			5%, 8/15/2007	1,000,000	1,031,350
5%, 4/1/2007 (Insured; MBIA)	1,000,000	1,032,170	Pennsylvania Industrial
New York City Transitional Finance			Development Authority, EDR
Authority, Revenue (New York City			7%, 7/1/2007 (Insured; AMBAC)	440,000	470,941
Recovery) 5%, 11/1/2006	1,250,000	1,281,037	Philadelphia, Gas Works Revenue
New York State Dormitory Authority,			5%, 8/1/2007 (Insured; FSA)	1,555,000	1,613,701
Revenue (Lutheran Medical Center)			Philadelphia Hospital and
4%, 8/1/2007 (Insured; MBIA)	1,000,000	1,018,320	Higher Educational Facilities
New York State Thruway Authority,			Authority, Revenue
Service Contract Revenue,			(Jefferson Health System)
Local Highway and Bridge			5.50%, 5/15/2007	1,495,000	1,553,320
5%, 4/1/2006	1,000,000	1,012,470	Pittsburgh:
North Carolina—3.3%			5%, 9/1/2005 (Insured; FGIC)	2,000,000 [a]	2,000,000
Guilford County 4%, 10/1/2007	2,000,000	2,037,100	5%, 9/1/2006 (Insured; MBIA)	2,500,000	2,549,025
North Carolina:			Rhode Island—2.0%
5.10%, 6/1/2006	1,000,000 [a]	1,032,320	Rhode Island, EDR,
Public Improvement 5%, 3/1/2006	1,000,000	1,011,090	Department of Transportation
North Carolina Eastern Municipal			5%, 6/15/2006	2,000,000	2,032,620
Power Agency, Power System			Rhode Island Depositors
Revenue 5%, 1/1/2007	655,000	668,821	Economic Protection Corp.
Wake County, Public Improvement			Special Obligation 6.40%,
5%, 4/1/2006	2,000,000	2,025,640	8/1/2006 (Insured; FSA)	2,000,000	2,064,680

The Funds 31

STATEMENT OF INVESTMENTS (continued)
Mellon National Short-Term Municipal Bond Fund (continued)

Long-Term Municipal	Principal			Principal
Investments (continued)	Amount ($)	Value ($)		Amount ($)	Value ($)

South Carolina—2.4%			Texas (continued)
Greenville County School District,			Texas Public Finance Authority
Installment Purchase Revenue			5.75%, 10/1/2006	4,000,000 [a]	4,124,720
(Building Equity Sooner for			Texas Turnpike Authority,
Tomorrow) 5%, 12/1/2007	1,000,000	1,040,340	Central Texas Turnpike System
South Carolina Jobs and Economic			Revenue 5%, 6/1/2007	2,500,000	2,585,900
Development Authority, EDR			Utah—1.5%
(Waste Management of			Jordan School District (Local
South Carolina Inc. Project)			School Board Program)
3.30%, 11/1/2007	4,000,000	3,986,160	5.25%, 6/15/2007	3,000,000	3,120,780
Tennessee—2.5%			Virginia—1.7%
Humphreys Industrial Development			Louisa Industrial Development
Board, SWDR (E.I. Dupont			Authority, PCR (Virginia
Denemours and Co. Project)			Electric and Power Co.)
6.70%, 5/1/2024	2,000,000	2,055,060	5.25%, 12/1/2008	2,000,000	2,067,620
Shelby County Health, Educational			Peninsula Ports Authority, Coal
and Housing Facilities Board,			Terminal Revenue (Dominion
Revenue (Baptist Memorial			Terminal Association Project)
Healthcare) 4%, 9/1/2006	3,000,000	3,021,600	3.30%, 10/1/2008	1,400,000	1,395,296
Texas—11.7%			Washington—1.0%
Dallas, Waterworks and Sewage			Washington Public Power Supply
System Revenue 5%, 10/1/2007	1,000,000	1,040,380	System, Revenue (Nuclear Project
Dallas Civic Center,			Number 3) 6%, 7/1/2007
Improvement 4.80%,			(Insured; AMBAC)	2,050,000	2,159,757
8/15/2011 (Insured; MBIA)	3,050,000	3,208,386	Wyoming—1.0%
Grand Prairie Independent School			Uinta County, PCR (Amoco Project)
District, Tax School Building			2.25%, 7/1/2007	2,000,000	1,965,440
(Permanent School Fund
Guaranteed) 3.05%, 7/31/2007	3,000,000	3,000,000	U.S. Related—4.4%
Hays Consolidated Independent			Commonwealth of Puerto Rico,
School District			Public Improvement:
5.375%, 8/15/2008	2,000,000 a	2,133,940	5%, 7/1/2006	1,000,000	1,016,300
			5.375%, 7/1/2007
Killeen Independent School			(Insured; FSA)	1,000,000 [a]	1,045,210
District (Permanent School Fund
Guaranteed) 4.50%, 2/15/2007	500,000	510,990	Puerto Rico Electric Authority,
			Power Revenue 4%, 7/1/2008	500,000	510,190
North Texas Thruway Authority,
Dallas North Thruway System			Puerto Rico Highway and
Revenue 5%, 7/1/2008			Transportation Authority, Highway
(Insured; AMBAC)	2,000,000	2,095,860	Revenue 5%, 7/1/2006	2,500,000	2,541,150
Spring Independent School District,			Puerto Rico Municipal Finance
Schoolhouse 5%, 8/15/2006			Agency 4%, 8/1/2006
(Insured; FSA and SBPA; Dexia Bank)	2,000,000	2,036,820	(Insured; FSA)	1,355,000	1,369,688
Tarrant Regional Water District,			Puerto Rico Public Buildings
Water Revenue 4.50%,			Authority (Government
3/1/2006 (Insured; FSA)	1,000,000	1,008,280	Facilities) 4.50%, 7/1/2007	2,500,000	2,554,550
Texas A & M University, Financing			Total Long-Term
System Revenue 5.625%,			Municipal Investments
5/15/2006 (Insured; AMBAC)	2,500,000 [a]	2,549,525	(cost $201,542,177)		201,223,819

32

Mellon National Short-Term Municipal Bond Fund (continued)

Short-Term Municipal	Principal			Principal
Investments—4.0%	Amount ($)	Value ($)		Amount ($)	Value ($)

Florida—.2%			Pennsylvania (continued)
Capital Projects Finance Authority,			The Hospitals and Higher Education
Continuing Care Retirement			Facilities Authority of Philadelphia,
Community Revenue (Capital			HR (The Children’s Hospital of
Projects Loan Program-The Glenridge			Philadelphia Project) 2.36%
on Palmer Ranch Project)			(Insured; MBIA and LOC;
2.35% (LOC; Bank of Scotland)	300,000 [d]	300,000	Westdeutsche Landesbank)	2,000,000 [d]	2,000,000
Missouri—.0%			Texas—1.7%
Missouri Development Finance Board,			Harris County Health Facilities,
LR (Missouri Association of Municipal			Development Corp. HR
Utilities Lease Financing Program)			(Texas Children’s Hospital Project)
2.40% (LOC; U.S. Bank NA)	100,000 [d]	100,000	2.36% (LOC; MBIA and LOC;
Nebraska—.5%			JPMorgan Chase Bank)	500,000 [d]	500,000
Hospital Authority Number 1 of			Texas, TRAN 4.50%, 8/31/2006	3,000,000 [b]	3,045,390
Lancaster County, Health Facilities			Total Short-Term
Revenue (Immanuel Health			Municipal Investments
Systems-Williamsburg Project)			(cost $8,378,760)		8,380,390

2.36% (LOC; ABN-AMRO)	1,100,000 [d]	1,100,000
Pennsylvania—1.6%			Total Investments
			(cost $209,920,937)	101.1%	209,604,209
Allegheny County Hospital
Development Authority, Revenue			Liabilities, Less Cash and Receivables	(1.1%)	(2,391,151)
(Presbyterian University Hospital)			Net Assets	100.0%	207,213,058
2.50% (LOC; Bank One NA)	1,335,000 [d]	1,335,000

The Funds 33

STATEMENT OF INVESTMENTS (continued)
Summary of Abbreviations

ACA	American Capital Access	IDB	Industrial Development Board
AGIC	Asset Guaranty Insurance Company	IDC	Industrial Development Corporation
AMBAC	American Municipal Bond Assurance Corporation	IDR	Industrial Development Revenue
ARRN	Adjustable Rate Receipt Notes	LOC	Letter of Credit
BAN	Bond Anticipation Notes	LOR	Limited Obligation Revenue
BIGI	Bond Investors Guaranty Insurance	LR	Lease Revenue
BPA	Bond Purchase Agreement	MBIA	Municipal Bond Investors
CGIC	Capital Guaranty Insurance Company		Assurance Insurance Corporation
CIC	Continental Insurance Company	MFHR	Multi-Family Housing Revenue
CIFG	CDC Ixis Financial Guaranty	MFMR	Multi-Family Mortgage Revenue
CMAC	Capital Market Assurance Corporation	PCR	Pollution Control Revenue
COP	Certificate of Participation	RAC	Revenue Anticipation Certificates
CP	Commercial Paper	RAN	Revenue Anticipation Notes
EDR	Economic Development Revenue	RAW	Revenue Anticipation Warrants
EIR	Environmental Improvement Revenue	RRR	Resources Recovery Revenue
FGIC	Financial Guaranty Insurance Company	SAAN	State Aid Anticipation Notes
FHA	Federal Housing Administration	SBPA	Standby Bond Purchase Agreement
FHLB	Federal Home Loan Bank	SFHR	Single Family Housing Revenue
FHLMC	Federal Home Loan Mortgage Corporation	SFMR	Single Family Mortgage Revenue
FNMA	Federal National Mortgage Association	SONYMA	State of New York Mortgage Agency
FSA	Financial Security Assurance	SWDR	Solid Waste Disposal Revenue
GAN	Grant Anticipation Notes	TAN	Tax Anticipation Notes
GIC	Guaranteed Investment Contract	TAW	Tax Anticipation Warrants
GNMA	Government National Mortgage Association	TRAN	Tax and Revenue Anticipation Notes
GO	General Obligation	XLCA	XL Capital Assurance
HR	Hospital Revenue

Summary of Combined Ratings (Unaudited)

Fitch	or Moody’s or	Standard & Poor’s Value (%) †

AAA	Aaa	AAA	46.9
AA	Aa	AA	23.1
A	A	A	13.4
BBB	Baa	BBB	9.0
BB	Ba	BB	.3
F1	MIG1/P1	SP1/A1	4.0
Not Rated [e]	Not Rated [e]	Not Rated [e]	3.3
100.0

† Based on total investments.
[a] These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
[b] Purchased on a delayed delivery basis.
[c] Security exempt from registration under Rule 144A of the Securities Act of 1933.This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.At August 31, 2005, this security amounted to $3,077,276 or 1.5% of net assets.
[d] Securities payable on demand.Variable interest rate—subject to periodic change.
[e] Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Investment Adviser to be of comparable quality to those rated securities in which the fund may invest.
See notes to financial statements.

34

STATEMENT OF INVESTMENTS
August 31, 2005

Mellon Pennsylvania Intermediate Municipal Bond Fund

Long-Term Municipal	Principal			Principal
Investments—99.9%	Amount ($)	Value ($)		Amount ($)		Value ($)

Alabama—.6%			Kentucky—.3%
Jefferson County, Limited Obligation			Kentucky Property and Buildings
School Warrant 5.50%, 1/1/2021	3,500,000	3,863,510	Commission, Revenue
Arizona—.2%			(Project Number 68)
University Medical Center Corp.,			5.75%, 10/1/2010	1,500,000		1,675,110
HR 5.25%, 7/1/2015	1,160,000	1,254,830	Massachusetts—.5%
California—7.0%			Massachusetts Housing Finance
Agua Caliente Band Cahuilla Indians,			Agency, Housing Revenue
Revenue 6%, 7/1/2018	1,500,000	1,606,950	5.125%, 12/1/2034	350,000		359,786
Alameda Corridor Transportation			Massachusetts Water Pollution
Authority, Revenue 0/5.25%,			Abatement Trust (Pool Program
10/1/2021 (Insured; AMBAC)	2,000,000 [a]	1,528,380	Bonds) 5%, 8/1/2032	3,000,000		3,156,450
California:			Michigan—.3%
5.25%, 11/1/2017	2,500,000	2,756,575	Detroit City School District
5%, 5/1/2019	20,000,000	21,748,200	5.25%, 5/1/2017 (Insured; FGIC)	2,000,000		2,270,120
5.50%, 6/1/2020	2,000,000	2,166,700	Mississippi—.8%
5.50%, 11/1/2033	6,300,000	7,099,722	Mississippi Hospital Equipment and
Foothill/Eastern Transportation			Facilities Authority, Revenue
Corridor Agency, Toll Road Revenue:			(Baptist Memorial Health)
0/5.875%, 1/15/2027			5%, 10/1/2008	5,000,000		5,194,250
(Insured; MBIA)	6,000,000 [a]	5,388,300	Missouri—.1%
0/5.875%, 1/15/2029			Missouri Housing Development
(Insured; MBIA)	2,000,000 [a]	1,786,400	Commission, SFMR
5.75%, 1/15/2040	2,000,000	2,062,720	6.40%, 9/1/2029	765,000		769,215
Colorado—.6%			New Hampshire—.2%
Northwest Parkway Public Highway			New Hampshire Business Finance
Authority, Senior Revenue			Authority, PCR (Central Maine
0/5.70%, 6/15/2021			Power Co.) 5.375%, 5/1/2014	1,015,000		1,096,088
(Insured; AMBAC)	5,000,000 [a]	4,274,800
			New Jersey—2.2%
Florida—.2%
			Garden State Preservation Trust
Miami-Dade County,			(Open Space and Farmland):
Subordinate Special			5.80%, 11/1/2019
Obligation 0/5%, 10/1/2035	1,500,000 [a]	1,315,785	(Insured; FSA)	4,805,000	[b]	5,660,146
Georgia—.2%			5.80%, 11/1/2021
Burke County Development			(Insured; FSA)	2,000,000	[b]	2,341,000
Authority, PCR (Georgia Power Co.			5.80%, 11/1/2023
Plant Vogtle Project) 4.75%,			(Insured; FSA)	2,000,000	[b]	2,322,500
5/1/2034 (Insured; FGIC)	1,525,000	1,548,180	New Jersey Economic Development
Illinois—.6%			Authority, Cigarette Tax Revenue
Illinois Educational Facilities			5.75%, 6/15/2029	4,000,000		4,324,680
Authority (University of Chicago)			New York—1.4%
5.25%, 7/1/2011	1,960,000	2,087,753	New York City Transitional
Illinois Finance Authority,			Finance Authority, Revenue
Revenue (Peoples Gas Light			(Future Tax Secured)
and Coke Co.) 4.30%,			5.50%/14%, 11/1/2026	4,000,000	[c]	4,429,400
6/1/2016 (Insured; AMBAC)	2,000,000	2,031,080

T h e F u n d s 35

STATEMENT OF INVESTMENTS(continued)
Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Principal			Principal
Investments (continued)	Amount ($)	Value ($)		Amount ($)	Value ($)

New York (continued)			Pennsylvania (continued)
New York Counties Tobacco Trust IV,			Athens Area School District
Tobacco Settlement Pass-Through			4.75%, 4/15/2011 (Insured; FGIC)	1,740,000	1,871,039
5%, 6/1/2045	1,000,000	987,160	Blair County:
New York State Dormitory			5.375%, 8/1/2015
Authority, Revenue:			(Insured; AMBAC)	1,880,000	2,151,434
(Mental Health Services Facilities):			5.375%, 8/1/2016
6%, 8/15/2007	20,000 [d]	21,283	(Insured; AMBAC)	1,980,000	2,282,306
6%, 8/15/2007	2,480,000	2,616,846	Bucks County Technical School
(School Program)			Authority, School Revenue:
5.25%, 7/1/2011	1,200,000	1,285,836	5.10%, 8/15/2008
North Carolina—.5%			(Insured; AMBAC)	1,000,000	1,009,860
North Carolina Eastern Municipal			5.40%, 8/15/2011
Power Agency,			(Insured; AMBAC)	1,500,000	1,516,815
Power System Revenue:			Carlisle Area School District
5.30%, 1/1/2015	1,500,000	1,610,475	5%, 3/1/2012 (Insured; MBIA)	1,295,000	1,417,144
5.125%, 1/1/2023	1,500,000	1,558,395	Central York School District:
Ohio—.9%			5%, 6/1/2012 (Insured; FGIC)	2,305,000	2,529,738
Cuyahoga County, Revenue			5.50%, 6/1/2014 (Insured; FGIC)	1,000,000	1,125,910
(Cleveland Clinic Health System)			Chester County 5%, 8/15/2018	4,545,000	4,999,455
6%, 1/1/2016	5,000,000	5,689,900	Chichester School District
Pennsylvania—69.5%			5%, 3/15/2009 (Insured; FSA)	1,000,000	1,064,140
Allegheny County Hospital			Coatesville Area School District
Development Authority, Revenue:			5.25%, 8/15/2019 (Insured; FSA)	8,000,000	8,915,200
(Pittsburgh Mercy Health System)			Conestoga Valley School District:
5.60%, 8/15/2006			5%, 5/1/2010 (Insured; FGIC)	2,070,000	2,232,578
(Insured; AMBAC)	2,135,000	2,189,955	5%, 5/1/2011 (Insured; FGIC)	1,500,000	1,632,765
(University of Pittsburgh			Conrad Weiser Area School District:
Medical Center):			5.20%, 12/15/2010
4.95%, 12/1/2007			(Insured; MBIA)	1,000,000	1,017,510
(Insured; MBIA)	690,000	706,891	5.25%, 12/15/2014
5.15%, 12/1/2009			(Insured; MBIA)	3,890,000	3,959,592
(Insured; MBIA)	750,000	768,285
5%, 6/15/2014	9,720,000	10,469,606	Cumberland County Municipal
			Authority, College Revenue
Allegheny County Port Authority,			(Dickerson College):
Special Transportation Revenue:			5.25%, 11/1/2008
5.50%, 6/1/2008			(Insured; AMBAC)	1,000,000	1,066,570
(Insured; MBIA)	4,000,000	4,261,000	5.25%, 11/1/2009
5.375%, 3/1/2011			(Insured; AMBAC)	1,170,000	1,266,232
(Insured; FGIC)	2,500,000	2,763,600
5.50%, 3/1/2014			Delaware County 5.50%, 10/1/2015	280,000	280,588
(Insured; FGIC)	2,500,000	2,784,100	Delaware County Authority,
5.50%, 3/1/2016			College Revenue
(Insured; FGIC)	1,360,000	1,514,550	(Haverford College):
Allegheny County Sanitary Authority,			5.875%, 11/15/2021	1,500,000	1,686,720
Sewer Revenue 5%, 12/1/2018			5.75%, 11/15/2025	3,000,000	3,345,060
(Insured; MBIA)	2,560,000	2,812,928

36

Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Principal			Principal
Investments (continued)	Amount ($)	Value ($)		Amount ($)	Value ($)

Pennsylvania (continued)			Pennsylvania (continued)
Delaware County Regional			Lehigh County General Purpose
Water Quality Control			Authority, Revenues (Good Shepherd
Authority, Sewer Revenue			Group) 5.25%, 11/1/2014	3,255,000	3,454,857
4.75%, 5/1/2010 (Insured; FGIC)	1,945,000	2,076,813	Lehigh County Industrial
Delaware River Joint Toll Bridge			Development Authority, PCR
Commission, Bridge Revenue			(Peoples Electric Utilities Corp.
5.25%, 7/1/2017 (Insured; MBIA)	1,485,000	1,673,862	Project) 4.75%, 2/15/2027
Downingtown Area School District:			(Insured; FGIC)	2,000,000	2,071,640
5.25%, 2/1/2008	300,000	315,888	Lower Merion School District
5.375%, 2/1/2009	5,020,000	5,396,199	5%, 5/15/2029	11,975,000	12,716,731
Erie County 5.375%, 9/1/2016			Montgomery County:
(Insured; MBIA)	2,445,000	2,751,579	5%, 9/15/2010	1,165,000	1,265,411
Exeter Township School District			5%, 9/15/2011	2,155,000	2,363,087
5.15%, 5/15/2010	1,990,000	2,020,546	Montgomery County Higher Education
Fleetwood Area School District			and Health Authority, HR
5%, 4/1/2011 (Insured; FGIC)	1,500,000	1,631,415	(Abington Memorial Hospital)
Harrisburg Authority, Resource			5%, 6/1/2007 (Insured; AMBAC)	2,940,000	3,038,225
Recovery Facility Revenue			Muhlenberg School District
5%, 12/1/2013 (Insured; FSA)	4,000,000	4,343,480	5.375%, 4/1/2015 (Insured; FGIC)	1,000,000	1,107,820
Harrisburg Authority, School			North Pennsylvania School District
Revenue (Harrisburg Project)			Authority, School Revenue
5%, 4/1/2010 (Insured; FGIC)	2,500,000	2,693,675	(Montgomery and Bucks County)
Hazleton Area School District			6.20%, 3/1/2007	860,000	880,416
6.50%, 3/1/2008 (Insured; FSA)	1,300,000	1,408,212	North Wales Water Authority,
Kennett Consolidated School			Water Revenue 5.40%,
District 5.50%,			11/1/2010 (Insured; FGIC)	1,000,000	1,004,150
2/15/2015 (Insured; FGIC)	1,310,000	1,462,196	Northampton County Higher
Lancaster County Solid Waste			Education Authority,
Management Authority, RRR:			Revenue (Lehigh University)
5.25%, 12/15/2008			5.50%, 11/15/2011	2,500,000	2,805,175
(Insured; AMBAC)	3,940,000	4,160,640	Northeastern Hospital and
5.25%, 12/15/2009			Education Authority, College
(Insured; AMBAC)	4,230,000	4,518,571	Revenue (Luzerne County
5.25%, 12/15/2010			Community College) 5.25%,
(Insured; AMBAC)	2,000,000	2,155,420	8/15/2007 (Insured; MBIA)	1,170,000	1,221,433
Lancaster County Vocational-			Northwestern Lehigh School District:
Technical School Authority, LR:			5%, 3/15/2009 (Insured; FSA)	1,190,000	1,266,327
5.25%, 2/15/2009			5%, 3/15/2010 (Insured; FSA)	1,245,000	1,340,765
(Insured; FGIC)	1,000,000	1,070,940	Owen J. Roberts School District
5.25%, 2/15/2010			5.50%, 8/15/2018 (Insured; FSA)	1,440,000	1,615,003
(Insured; FGIC)	1,500,000	1,629,195	Parkland School District:
Lancaster Higher Education			5.25%, 9/1/2011 (Insured; FGIC)	2,220,000	2,454,543
Authority, College Revenue			5.375%, 9/1/2014 (Insured; FGIC)	3,110,000	3,543,472
(Franklin and Marshall College)			5.375%, 9/1/2016 (Insured; FGIC)	1,490,000	1,718,953
5.25%, 4/15/2016	1,815,000	1,987,661

The Funds 37

STATEMENT OF INVESTMENTS(continued)
Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Principal			Principal
Investments (continued)	Amount ($)	Value ($)		Amount ($)	Value ($)

Pennsylvania (continued)			Pennsylvania (continued)
Penn Manor School District:			Pennsylvania Higher Educational
5.20%, 6/1/2006 (Insured; FGIC)	355,000 [d]	361,312	Facilities Authority (continued):
5.20%, 6/1/2012 (Insured; FGIC)	395,000	401,581	(UPMC Health System):
Pennsylvania:			5%, 1/15/2010	1,630,000	1,722,307
5.25%, 10/15/2009	10,000,000	10,818,800	5.125%, 1/15/2011	1,550,000	1,656,191
6%, 1/15/2010	2,500,000 [d]	2,810,825	5.25%, 8/1/2012
5.25%, 10/15/2010	10,000,000	10,965,000	(Insured; FSA)	3,000,000	3,236,370
5.25%, 2/1/2011	7,850,000	8,627,857	6%, 1/15/2022	2,500,000	2,762,825
5.25%, 2/1/2012 (Insured; FGIC)	1,000,000	1,111,420	Health Services
Pennsylvania Economic Development			(University of Pennsylvania):
Financing Authority, SWDR			5.875%, 1/1/2006	2,000,000 [d]	2,039,920
(Waste Management Inc. Project)			5.60%, 11/15/2010
4.70%, 11/1/2014	5,000,000	5,113,000	(Insured; MBIA)	2,000,000	2,193,000
Pennsylvania Higher Educational			Pennsylvania Housing
Facilities Authority:			Finance Agency:
College and University Revenue:			(Single Family Mortgage):
(Allegheny College Project)			5.35%, 10/1/2009	1,165,000	1,199,135
6.10%, 11/1/2008			5.45%, 10/1/2010	3,025,000	3,171,410
(Insured; MBIA)	1,750,000	1,759,310	5.50%, 10/1/2011	1,325,000	1,386,957
(Bryn Mawr College)			5.55%, 10/1/2012	325,000	325,767
5.25%, 12/1/2012			5.75%, 10/1/2013	975,000	1,009,145
(Insured; AMBAC)	3,000,000	3,353,820	Pennsylvania Industrial
(Drexel University):			Development Authority, EDR:
5.30%, 5/1/2007			6%, 7/1/2008
(Insured; MBIA)	875,000 [d]	925,540	(Insured; AMBAC)	5,600,000	6,042,512
5.50%, 5/1/2007			5.80%, 1/1/2009
(Insured; MBIA)	1,275,000	1,328,461	(Insured; AMBAC)	5,000,000	5,422,700
5.30%, 5/1/2010			5.50%, 7/1/2012
(Insured; MBIA)	3,035,000	3,202,623	(Insured; AMBAC)	5,335,000	6,007,583
(La Salle University)			Pennsylvania State University
5.50%, 5/1/2034	2,250,000	2,375,573	5%, 3/1/2009	3,000,000	3,190,560
(Lafayette College Project)			Pennsylvania Turnpike
6%, 5/1/2030	5,000,000	5,554,050	Commission, Turnpike Revenue:
(State Systems)			5%, 6/1/2009 (Insured; FGIC)	3,275,000	3,497,373
5.75%, 6/15/2010			5%, 6/1/2011
(Insured; AMBAC)	3,045,000	3,381,046	(Insured; FGIC)	3,000,000	3,271,530
(State Systems Higher Education):			5.50%, 12/1/2011
5%, 6/15/2010			(Insured; FGIC)	2,510,000	2,820,939
(Insured; AMBAC)	2,785,000	3,005,544	5.50%, 12/1/2012
5%, 6/15/2011			(Insured; FGIC)	2,000,000	2,270,500
(Insured; AMBAC)	2,935,000	3,193,896	5.50%, 6/1/2015	1,500,000	1,677,615
(Temple University)			5%, 12/1/2029
5.25%, 4/1/2014			(Insured; AMBAC)	5,000,000	5,349,200
(Insured; MBIA)	2,500,000	2,652,600	Perkiomen Valley School District:
(University of Scranton)			5.25%, 3/1/2013 (Insured; FSA)	1,230,000	1,342,951
5.75%, 11/1/2016			5.25%, 3/1/2014 (Insured; FSA)	1,290,000	1,408,461
(Insured; AMBAC)	1,690,000	1,895,352

38

Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Principal			Principal
Investments (continued)	Amount ($)	Value ($)		Amount ($)	Value ($)

Pennsylvania (continued)			Pennsylvania (continued)
Philadelphia:			Saint Mary Hospital Authority,
5.25%, 3/15/2011			Health System Revenue
(Insured; FSA)	3,500,000	3,762,080	(Catholic Health East)
5.25%, 3/15/2012			5%, 11/15/2021	1,000,000	1,053,860
(Insured; FSA)	235,000	252,597	Scranton-Lackawanna Health
5.25%, 3/15/2013			and Welfare Authority, Revenue:
(Insured; FSA)	2,000,000	2,149,760	(Community Medical
5.25%, 3/15/2014			Center Project):
(Insured; FSA)	1,000,000	1,074,880	5.50%, 7/1/2010
Water and Wastewater Revenue:			(Insured; MBIA)	3,035,000	3,239,589
5.625%, 6/15/2009			5.50%, 7/1/2011
(Insured; AMBAC)	5,000,000	5,447,600	(Insured; MBIA)	3,195,000	3,410,375
5.25%, 12/15/2012			(University of Scranton Project)
(Insured; AMBAC)	10,000,000	11,163,100	5.50%, 11/1/2007
5.25%, 7/1/2018			(Insured; AMBAC)	3,040,000	3,202,853
(Insured; FSA)	5,000,000	5,609,600	Springfield School District
5%, 7/1/2023 (Insured; FSA)	1,690,000	1,828,343	(Delaware County):
Philadelphia Authority for Industrial			4.75%, 3/15/2010
Development, Industrial and			(Insured; FSA)	1,145,000	1,221,051
Commercial Revenue			4.75%, 3/15/2011
(Girard Estates Facilities Leasing			(Insured; FSA)	780,000	838,165
Project) 5%, 5/15/2019	2,400,000	2,462,208	4.75%, 3/15/2012
Philadelphia Hospital and Higher			(Insured; FSA)	1,085,000	1,172,657
Education Facilities Authority,			State Public School Building Authority,
Revenue (Jefferson Health			School Revenue:
System) 5.50%, 5/15/2008	1,000,000	1,058,170	(Lease-Philadelphia School
Philadelphia Parking Authority,			District Project) 5%,
Parking Revenue:			6/1/2029 (Insured; FSA)	5,000,000	5,280,600
5.25%, 2/1/2013			(Tuscarora School District
(Insured; AMBAC)	1,935,000	2,076,332	Project) 5.25%,
5.25%, 2/1/2014			4/1/2017 (Insured; FSA)	1,035,000	1,148,871
(Insured; AMBAC)	2,040,000	2,189,002	Susquehanna Area Regional Airport
Airport			Authority, Airport System, Revenue:
5.75%, 9/1/2009			5.375%, 1/1/2018	6,000,000	6,199,500
(Insured; AMBAC)	2,255,000	2,469,744	5.50%, 1/1/2020
Philadelphia School District:			(Insured; AMBAC)	4,370,000	4,778,464
5%, 10/1/2008 (Insured; MBIA)	10,000,000	10,561,900	5%, 1/1/2033
5.25%, 4/1/2009 (Insured; MBIA)	2,500,000 [d]	2,684,850	(Insured; AMBAC)	2,400,000	2,519,208
5.75%, 2/1/2011 (Insured; FSA)	4,000,000	4,478,120	Swarthmore Borough Authority,
5.75%, 2/1/2011 (Insured; FSA)	3,000,000 [d]	3,372,510	College Revenue:
5.50%, 2/1/2012 (Insured; FSA)	1,770,000 [d]	1,986,082	5.50%, 9/15/2011	17,500,000	19,564,650
5.50%, 2/1/2012 (Insured; FSA)	1,310,000 [d]	1,469,925	5.25%, 9/15/2017	1,000,000	1,104,060
5%, 4/1/2017 (Insured; AMBAC)	5,000,000	5,488,550	University Area Joint Authority,
Pittsburgh School District:			Sewer Revenue 5%,
5.50%, 9/1/2016 (Insured; FSA)	4,000,000	4,643,840	11/1/2011 (Insured; MBIA)	1,430,000	1,564,163
5.50%, 9/1/2018 (Insured; FSA)	1,000,000	1,171,440

The Funds 39

STATEMENT OF INVESTMENTS(continued)
Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Principal			Principal
Investments (continued)	Amount ($)	Value ($)		Amount ($)	Value ($)

Pennsylvania (continued)			South Carolina—.7%
Upper Darby School District, GO:			Greenville County School District,
5%, 2/15/2010 (Insured; AMBAC)	1,100,000	1,183,391	Installment Purchase Revenue
5%, 5/1/2018 (Insured; FGIC)	2,870,000	3,149,968	(Building Equity Sooner
5%, 5/1/2019 (Insured; FGIC)	3,000,000	3,285,000	for Tomorrow):
Upper Merion Area School District			5.875%, 12/1/2012	2,000,000 [d]	2,330,960
5%, 2/15/2019 (Insured; MBIA)	1,165,000	1,270,724	5.50%, 12/1/2018	2,000,000	2,282,820
Upper Saint Clair Township School			Texas—.3%
District 5.20%, 7/15/2007	7,000,000 [d]	7,288,890	Cities of Dallas and Fort Worth,
Wallenpaupack Area School District			Dallas/Fort Worth International
5.50%, 3/1/2008 (Insured; FGIC)	2,090,000	2,215,567	Airport Revenue,
Warwick School District, Lancaster			Improvement 5.50%,
County 5.25%, 2/15/2011			11/1/2031 (Insured; FGIC)	2,000,000	2,137,040
(Insured; FGIC)	1,000,000	1,100,020	Virginia—1.8%
Wilson Area School District			Industrial Development Authority of
5%, 2/15/2011 (Insured; FGIC)	1,910,000	2,074,642	the County of Charles City,
Wilson School District:			Solid Waste Disposal
5.375%, 5/15/2015			Facility Revenue (USA Waste
(Insured; FSA)	1,785,000	1,980,582	of Virginia, Inc. Project)
5.375%, 5/15/2016			4.875%, 2/1/2009	6,600,000	6,800,178
(Insured; FSA)	1,500,000	1,663,410	Louisa Industrial Development
Woodland Hills School District, GO			Authority, PCR (Virginia
5%, 9/1/2014 (Insured; FSA)	1,400,000	1,554,994	Electric and Power Co.)
			5.25%, 12/1/2008	5,000,000	5,169,050
Wyoming Valley Sanitary Authority,
Sewer Revenue			U.S. Related—11.0%
5%,11/15/2007 (Insured; MBIA)	1,960,000	2,045,966	Commonwealth of Puerto Rico,
York County 5%, 6/1/2017			Public Improvement:
(Insured; AMBAC)	1,100,000	1,201,728	5%, 7/1/2012	5,000,000 [d]	5,507,950
			5.50%, 7/1/2014
York County Solid Waste and			(Insured; MBIA)	7,500,000	8,664,825
Refuse Authority, Solid Waste			5.50%, 7/1/2018
System Revenue 5.50%,			(Insured; FGIC)	9,545,000	11,260,427
12/1/2014 (Insured; FGIC)	1,000,000	1,148,980

40

Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Principal		Short-Term Municipal	Principal
Investments (continued)	Amount ($)	Value ($)	Investments—.8%	Amount ($)	Value ($)

U.S. Related (continued)			Indiana—.3%
Puerto Rico Electric Power			Indiana Educational Facilities
Authority, Power Revenue:			Authority, Educational Facilities
5.25%, 7/1/2014			Revenue (Depauw University
(Insured; MBIA)	7,875,000	8,949,229	Project) 2.32% (LOC;
5.50%, 7/1/2017			Northern Trust Bank)	1,800,000 [e]	1,800,000
(Insured; MBIA)	6,000,000	7,049,100	Oklahoma—.3%
5.25%, 7/1/2029
(Insured; FSA)	5,000,000	5,428,000	Tulsa County Industial Authority,
			First Mortgage Revenue
Puerto Rico Highway and			(Montereau in Warren
Transportation Authority:			Woods Project) 2.33%
Highway Revenue:			(LOC; BNP Paribas)	1,800,000 [e]	1,800,000
Series Y, 6.25%,
7/1/2008 (Insured; MBIA)	1,295,000	1,409,724	Pennsylvania—.2%
Series Z, 6.25%,			Pennsylvania Higher Educational
7/1/2008 (Insured; MBIA)	1,000,000	1,088,590	Facilities Authority, Temple
5.50%, 7/1/2013			University Revenue
(Insured; FSA)	1,500,000	1,695,690	2.31% (LOC; Landesbank
5.50%, 7/1/2013			Hessen-Thurigen Girozentrale)	1,600,000 [e]	1,600,000
(Insured; MBIA)	4,000,000	4,521,840	Total Short-Term
Transportation Revenue			Municipal Investments
5.25%, 7/1/2010	4,000,000	4,328,920	(cost $5,200,000)		5,200,000

Puerto Rico Municipal
Finance Agency:			Total Investments
5.50%, 8/1/2007	5,000,000	5,243,600	(cost $632,113,574)	100.7%	666,198,113
5.50%, 8/1/2009 (Insured; FSA)	7,090,000	7,730,652	Liabilities, Less Cash
Total Long-Term			and Receivables	(.7%)	(4,735,748)
Municipal Investments			Net Assets	100.0%	661,462,365
(cost $626,913,574)		660,998,113

The Funds 41

STATEMENT OF INVESTMENTS(continued)
Summary of Abbreviations

ACA	American Capital Access	IDB	Industrial Development Board
AGIC	Asset Guaranty Insurance Company	IDC	Industrial Development Corporation
AMBAC	American Municipal Bond Assurance Corporation	IDR	Industrial Development Revenue
ARRN	Adjustable Rate Receipt Notes	LOC	Letter of Credit
BAN	Bond Anticipation Notes	LOR	Limited Obligation Revenue
BIGI	Bond Investors Guaranty Insurance	LR	Lease Revenue
BPA	Bond Purchase Agreement	MBIA	Municipal Bond Investors
CGIC	Capital Guaranty Insurance Company		Assurance Insurance Corporation
CIC	Continental Insurance Company	MFHR	Multi-Family Housing Revenue
CIFG	CDC Ixis Financial Guaranty	MFMR	Multi-Family Mortgage Revenue
CMAC	Capital Market Assurance Corporation	PCR	Pollution Control Revenue
COP	Certificate of Participation	RAC	Revenue Anticipation Certificates
CP	Commercial Paper	RAN	Revenue Anticipation Notes
EDR	Economic Development Revenue	RAW	Revenue Anticipation Warrants
EIR	Environmental Improvement Revenue	RRR	Resources Recovery Revenue
FGIC	Financial Guaranty Insurance Company	SAAN	State Aid Anticipation Notes
FHA	Federal Housing Administration	SBPA	Standby Bond Purchase Agreement
FHLB	Federal Home Loan Bank	SFHR	Single Family Housing Revenue
FHLMC	Federal Home Loan Mortgage Corporation	SFMR	Single Family Mortgage Revenue
FNMA	Federal National Mortgage Association	SONYMA	State of New York Mortgage Agency
FSA	Financial Security Assurance	SWDR	Solid Waste Disposal Revenue
GAN	Grant Anticipation Notes	TAN	Tax Anticipation Notes
GIC	Guaranteed Investment Contract	TAW	Tax Anticipation Warrants
GNMA	Government National Mortgage Association	TRAN	Tax and Revenue Anticipation Notes
GO	General Obligation	XLCA	XL Capital Assurance
HR	Hospital Revenue

Summary of Combined Ratings (Unaudited)

Fitch	or Moody’s or	Standard & Poor’s Value (%) †

AAA	Aaa	AAA	64.8
AA	Aa	AA	18.3
A	A	A	11.3
BBB	Baa	BBB	4.8
F1	MIG1/P1	SP1/A1	.8
100.0

† Based on total investments.
[a] Zero coupon until a specified date, at which time, the stated coupon rate becomes effective until maturity.
[b] Purchased on a delayed delivery basis.
[c] Subject to interest rate change on November 1, 2011.
[d] These securities are prerefunded;the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
[e] Securities payable on demand.Variable interest rate—subject to periodic change.
See notes to financial statements.

42

STATEMENT OF FINANCIAL FUTURES
August 31, 2005

		Market Value		Unrealized
		Covered by		(Depreciation)
	Contracts	Contracts ($)	Expiration	at 8/31/2005 ($)

Financial Futures Sold Short
U.S. Treasury Futures 5 Year Note	50	5,426,563	September 2005	(10,156)
U.S. Treasury Futures 10 Year Note	265	29,924,297	September 2005	(8,466)
U.S. Treasury Futures 30 Year Bond	185	21,899,375	September 2005	(319,465)
				(338,087)

See notes to financial statements.

The Funds 43

STATEMENT OF INVESTMENTS
August 31, 2005

Mellon Massachusetts Intermediate Municipal Bond Fund

Long-Term Municipal	Principal			Principal
Investments—97.2%	Amount ($)	Value ($)		Amount ($)		Value ($)

Massachusetts—88.2%			Massachusetts (continued)
Amesbury, GO 5%,			Mansfield 5%, 8/15/2017
9/15/2013 (Insured; MBIA)	1,420,000	1,576,825	(Insured; AMBAC)	1,395,000	[b]	1,541,796
Auburn 5.125%, 6/1/2020			Marblehead:
(Insured; AMBAC)	1,225,000	1,346,422	5%, 8/15/2018	1,440,000		1,579,853
Bellingham 5.375%,			5%, 8/15/2022	1,750,000		1,899,118
3/1/2014 (Insured; AMBAC)	1,685,000	1,872,271	Mashpee 5.625%,
Boston 5.75%, 2/1/2010	2,000,000	2,216,260	11/15/2010 (Insured; FGIC)	500,000	[a]	564,370
Boston Economic Development			Massachusetts:
and Industrial Corp., Public Parking			6.50%, 8/1/2008	600,000		654,072
Facility 4.50%, 6/1/2010	3,000,000	3,140,790	Zero Coupon, 12/1/2012
Boston Water and Sewer			(Insured; XLCA)	1,770,000		1,905,600
Commission, Revenue:			Consolidated Loan:
9.25%, 1/1/2011	100,000	126,653	5.75%, 6/1/2010	5,000,000	[a]	5,575,650
5%, 11/1/2019	2,170,000	2,372,504	5.50%, 3/1/2012 (Insured; FSA)	2,000,000	[a]	2,235,440
5%, 11/1/2023	3,920,000	4,241,597	5%, 8/1/2012 (Insured; MBIA)	420,000	[a]	458,984
			5.25%, 11/1/2012	2,000,000	[a]	2,221,660
Brockton (Municipal Purpose Loan)			5.25%, 1/1/2013 (Insured; FSA)	1,300,000	[a]	1,442,857
5%, 6/1/2019 (Insured; AMBAC)	1,430,000	1,565,593	5.25%, 10/1/2013	2,500,000	[a]	2,793,500
Burlington:			5%, 3/1/2022	1,800,000		1,947,762
5.25%, 2/1/2012	200,000	222,650	5%, 3/1/2025	1,500,000		1,620,660
5.25%, 2/1/2013	250,000	280,785	5%, 8/1/2027 (Insured; MBIA)	1,580,000		1,735,835
Cambridge (Municipal Purpose Loan):			Federal Highway:
5%, 12/15/2011	510,000	562,443	5.50%, 12/15/2009	5,000,000		5,462,850
4%, 1/1/2014	1,000,000	1,045,030	5.75%, 6/15/2010	2,000,000		2,222,600
Cohasset:			5.75%, 6/15/2012
5%, 6/15/2022	895,000	969,339	(Insured; FSA)	2,500,000		2,792,050
5%, 6/15/2023	895,000	967,262	(Grant Anticipation Notes)
Easton 6%, 9/15/2006	105,000	106,742	5.125%, 6/15/2015
			(Insured; MBIA)	1,500,000		1,598,385
Everett:			Special Obligation Revenue:
6.125%, 12/15/2009			5.375%, 6/1/2011	6,350,000		7,027,609
(Insured; MBIA)	1,000,000 [a]	1,129,620	5.50%, 6/1/2013	1,000,000		1,135,400
5.375%, 12/15/2017			5.25%, 1/1/2014 (Insured; FGIC)	2,405,000	[a]	2,689,295
(Insured; FGIC)	1,250,000	1,421,150
			Massachusetts Bay
Hingham (Municipal Purpose			Transportation Authority:
Loan) 5.375%, 4/1/2017	1,645,000	1,827,463	Assessment Revenue:
Holden (Municipal Purpose Loan)			5.75%, 7/1/2010	1,835,000	[a]	2,049,438
6%, 3/1/2014 (Insured; FGIC)	1,000,000	1,124,440	5.75%, 7/1/2011	165,000		182,993
Hopedale:			5.25%, 7/1/2014	1,045,000	[a]	1,179,063
4%, 11/15/2013 (Insured; AMBAC)	250,000	260,160	5.25%, 7/1/2014	1,000,000	[a]	1,128,290
5%, 11/15/2019 (Insured; AMBAC)	650,000	717,074	General Transportation System:
Lynn 5.25%, 2/15/2008			5.50%, 3/1/2009
(Insured; MBIA)	1,500,000	1,581,300	(Insured; FGIC)	2,000,000		2,158,600
Lynnfield (Municipal Purpose Loan):			5.25%, 3/1/2015
5%, 7/1/2020	505,000	550,283	(Insured; FGIC)	1,000,000		1,129,020
5%, 7/1/2021	525,000	570,843	Sales Tax Revenue:
5%, 7/1/2022	585,000	634,257	5.50%, 7/1/2016	2,500,000		2,907,000
5%, 7/1/2023	585,000	632,894	5.25%, 7/1/2021	2,000,000		2,323,060
44

Mellon Massachusetts Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Principal			Principal
Investments (continued)	Amount ($)	Value ($)		Amount ($)	Value ($)

Massachusetts (continued)			Massachusetts (continued)
Massachusetts Development			Massachusetts Health and
Finance Agency, Revenue:			Educational Facilities Authority,
(Boston University Issue) 5%,			Revenue (continued):
10/1/2035 (Insured; AMBAC)	2,000,000	2,132,900	(Northeastern University) 5.50%,
(College of Pharmacy and			10/1/2009 (Insured; MBIA)	420,000	457,951
Allied Health):			(Partners Healthcare Systems):
5%, 7/1/2024 (Insured;			5.25%, 7/1/2013	1,595,000	1,700,509
Assured Guaranty)	2,750,000	2,916,485	5%, 7/1/2014	1,300,000	1,429,376
5%, 7/1/2027 (Insured;			5%, 7/1/2016	1,045,000	1,126,280
Assured Guaranty)	1,000,000	1,053,540	5.125%, 7/1/2019	1,000,000	1,049,610
5%, 7/1/2035 (Insured;			(Tufts University):
Assured Guaranty)	2,000,000	2,093,200	5.50%, 8/15/2014	1,000,000	1,147,630
(Combined Jewish Philanthropies)			5.50%, 2/15/2036	1,000,000	1,093,330
5.25%, 2/1/2022	1,000,000	1,094,790	(UMass Memorial Issue):
Education (Belmont Hill			5.25%, 7/1/2025	2,000,000	2,100,960
School) 5%, 9/1/2015	500,000	534,885	5%, 7/1/2033	1,000,000	1,013,510
Higher Education (Smith College)			(Wellesley College)
5.75%, 7/1/2010	1,000,000 [a]	1,125,470	5%, 7/1/2024	1,000,000	1,079,610
(Massachusetts College			(Winchester Hospital)
of Pharmacy):			6.75%, 7/1/2010	1,600,000 [a]	1,840,960
6%, 7/1/2008	310,000	329,251	Massachusetts Housing Finance Agency:
6.30%, 1/1/2010	350,000 [a]	398,209	Housing:
6.40%, 1/1/2010	370,000 [a]	422,455	4.20%, 12/1/2010	4,000,000	4,041,320
6.50%, 1/1/2010	395,000 [a]	452,587	5%, 12/1/2026	1,165,000	1,199,449
6.375%, 7/1/2023	1,000,000	1,128,200	5.125%, 12/1/2034	200,000	205,592
(Milton Academy) 5%, 9/1/2019	1,000,000	1,090,250	SFHR 6%, 6/1/2014 (Insured; MBIA)	370,000	372,020
Resource Recovery			Massachusetts Industrial
(Waste Management, Inc.)			Finance Agency, Revenue:
6.90%, 12/1/2009	1,000,000	1,111,120	(Babson College) 5.75%,
Solid Waste Disposal (Waste			10/1/2007 (Insured; MBIA)	555,000	586,219
Management, Inc.)			(College of The Holy Cross)
5.45%, 6/1/2014	1,000,000	1,083,210	5.50%, 3/1/2007
(Suffolk University)			(Insured; MBIA)	1,145,000	1,182,201
5.85%, 7/1/2009	1,000,000 [a]	1,103,500	(Concord Academy):
Massachusetts Education Loan			5.45%, 9/1/2017	500,000	526,040
Authority, Education Loan			5.50%, 9/1/2027	1,250,000	1,315,350
Revenue 6.20%, 7/1/2013			Electric Utility (Nantucket
(Insured; AMBAC)	295,000	297,832	Electric Co.) 6.75%,
Massachusetts Educational Financing			7/1/2006 (Insured; AMBAC)	1,400,000	1,442,994
Authority, Education Loan Revenue			(Saint John’s School, Inc.)
4.70%, 1/1/2010 (Insured; AMBAC)	715,000	723,001	5.70%, 6/1/2018	1,000,000	1,045,190
Massachusetts Health and Educational			(The Tabor Academy)
Facilities Authority, Revenue:			5.40%, 12/1/2028	500,000	519,920
(Boston College)			(Tufts University):
5.125%, 6/1/2037	2,000,000	2,119,680	5.50%, 2/15/2007
(Dartmouth-Hitchcock) 5.125%,			(Insured; MBIA)	710,000	736,164
8/1/2022 (Insured; FSA)	2,000,000	2,169,920	5.50%, 2/15/2011
(Jordan Hospital) 5%, 10/1/2010	500,000	511,340	(Insured; MBIA)	500,000	555,765

The Funds 45

STATEMENT OF INVESTMENTS(continued)
Mellon Massachusetts Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Principal			Principal
Investments (continued)	Amount ($)	Value ($)		Amount ($)	Value ($)

Massachusetts (continued)			Massachusetts (continued)
Massachusetts Industrial			Massachusetts Water
Finance Agency, Revenue (continued):			Resource Authority:
(Wentworth Institute of			5.30%, 11/1/2006
Technology) 5.55%, 10/1/2013	500,000	531,030	(Insured; FGIC)	1,000,000 [a]	1,036,910
(Worcester Polytechnic) 5.35%,			Series B, 5.50%, 8/1/2011
9/1/2006 (Insured; MBIA)	850,000	870,936	(Insured; FSA)	1,100,000	1,229,074
Massachusetts Municipal			Series D, 5.50%, 8/1/2011
Wholesale Electric Co., Power			(Insured; MBIA)	1,000,000	1,117,340
Supply System Revenue:			6%, 8/1/2014
(Nuclear Project Number 5)			(Insured; MBIA)	1,000,000	1,187,680
5%, 7/1/2011 (Insured; MBIA)	120,000	130,308	5.25%, 8/1/2018
(Nuclear Project Number 4)			(Insured; FSA)	500,000	573,725
5.25%, 7/1/2012			5.25%, 8/1/2019
(Insured; MBIA)	2,000,000	2,216,760	(Insured; MBIA)	1,500,000	1,712,250
Massachusetts Port Authority,			5.25%, 8/1/2021
Revenue:			(Insured; MBIA)	1,000,000	1,135,320
6%, 1/1/2010	2,500,000 [a]	2,814,175	Mendon Upton Regional School District
5.75%, 7/1/2011	3,500,000	3,913,070	6%, 6/1/2007 (Insured; FGIC)	600,000	631,608
5.50%, 7/1/2014 (Insured; FSA)	1,265,000	1,361,545	Milton School:
Massachusetts School Building			5%, 3/1/2023	500,000	540,220
Authority, Dedicated Sales Tax:			5%, 3/1/2024	500,000	539,400
5%, 8/15/2017 (Insured; FSA)	4,000,000	4,413,920	5%, 3/1/2025	500,000	538,990
5%, 8/15/2018 (Insured; FSA)	1,100,000	1,209,032	Northampton 5.125%,
Massachusetts Turnpike Authority,			10/15/2016 (Insured; MBIA)	1,985,000	2,232,033
Turnpike Revenue			Northbridge 5.25%, 2/15/2017
5%, 1/1/2020 (Insured; MBIA)	2,440,000	2,701,568	(Insured; AMBAC)	1,000,000	1,108,620
Massachusetts Water Pollution			Pittsfield:
Abatement Trust:			5%, 4/15/2012 (Insured; MBIA)	1,000,000	1,098,660
(Pooled Loan Program):			5.50%, 4/15/2014 (Insured; MBIA)	500,000	567,395
5.25%, 2/1/2009	500,000	535,455	Quabbin Regional School District
5.50%, 8/1/2009	1,055,000 [a]	1,158,464	6%, 6/15/2008 (Insured; AMBAC)	780,000	842,743
5.625%, 8/1/2010	975,000 [a]	1,093,492	Randolph:
5.25%, 8/1/2011	335,000 [a]	370,828	5%, 9/1/2017 (Insured; AMBAC)	1,045,000	1,157,818
5%, 8/1/2012	3,910,000 [a]	4,295,643	5%, 9/1/2024 (Insured; AMBAC)	490,000	533,071
5.625%, 8/1/2013	25,000	27,823
5.25%, 2/1/2014	965,000	1,058,296	Sandwich, GO:
5.50%, 8/1/2014	30,000	32,822	5.75%, 8/15/2010 (Insured; MBIA)	1,050,000 [a]	1,184,358
5.25%, 8/1/2017	1,500,000	1,678,185	5%, 7/15/2015 (Insured; MBIA)	1,060,000	1,185,419
5%, 8/1/2018	75,000	81,448	Somerville 6%,
5%, 8/1/2032	2,000,000	2,104,300	2/15/2007 (Insured; FSA)	775,000	809,387
Water Pollution			Springfield 5.50%,
Abatement Revenue:			8/1/2014 (Insured; FGIC)	1,500,000	1,686,645
(New Bedford Loan Program)			University of Massachusetts
5.25%, 2/1/2012	500,000	553,275	Building Authority, Project
(South Essex Sewer District			Revenue 5.50%, 11/1/2010
Loan Program)			(Insured; AMBAC)	1,000,000 [a]	1,111,600
6.375%, 2/1/2015	195,000	197,498

46

Mellon Massachusetts Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Principal		Short-Term Municipal	Principal
Investments (continued)	Amount ($)	Value ($)	Investments—3.3%	Amount ($)	Value ($)

Massachusetts (continued)			Massachusetts;
Uxbridge (Municipal Purpose Loan)			Massachusetts, GO (Central Artery/
6.125%, 11/15/2007			Ted Williams Tunnel
(Insured; MBIA)	525,000	560,663	Infrastructure Loan Act):
Westfield 6.50%,			2.35%	2,650,000 [d]	2,650,000
5/1/2010 (Insured; FGIC)	735,000 [a]	848,506	2.35%	200,000 [d]	200,000
Worcester:			Massachusetts Health
5.625%, 8/15/2010 (Insured; FGIC)	1,000,000 [a]	1,122,260	and Educational
5.25%, 8/15/2017 (Insured; MBIA)	1,000,000	1,130,550	Facilities Authority:
(Municipal Purpose Loan)			(Capital Asset Program
6.25%, 7/1/2010 (Insured; MBIA)	755,000	856,782	Issue) 2.35% (LOC;
U.S. Related—9.0%			Bank Of America)	1,200,000 [d]	1,200,000
Guam Economic			(Peabody Essex Museum Issue)
Development Authority:			2.47% (LOC; Royal
0/5.15%, 5/15/2011	250,000 [c]	229,308	Bank of Scotland)	1,500,000 [d]	1,500,000
0/5.20%, 5/15/2012	300,000 [c]	275,436	Massachusetts Industrial
0/5.20%, 5/15/2013	1,175,000 [c]	1,069,708	Finance Agency, Higher
Puerto Rico Commonwealth:			Education Revenue
5%, 7/1/2008	5,000,000	5,213,450	(Southern New England School
6%, 7/1/2008	2,500,000	2,673,675	of Law Issue) 2.47% (LOC;
6.25%, 7/1/2011 (Insured; MBIA)	1,050,000	1,218,221	Bank of America)	400,000 [d]	400,000
Public Improvement:			Massachusetts Water Resources
5.50%, 7/1/2014 (Insured; MBIA)	500,000	577,655	Authority, Multi-Modal Subordinated
5.50%, 7/1/2015 (Insured; FSA)	1,350,000	1,569,874	General Revenue:
Puerto Rico Commonwealth Highway			2.35% (LOC; Landesbank
and Transportation Authority:			Baden-Wurttemberg)	700,000 [d]	700,000
Highway Revenue 6.25%,			2.37% (LOC; Landesbank
7/1/2009 (Insured; MBIA)	1,000,000	1,115,080	Hessen-Thurigen Girozentrale)	500,000 [d]	500,000
Transportation Revenue:			Route 3 North Transportation
5.25%, 7/1/2015			Improvements Association, LR
(Insured; FGIC)	1,905,000	2,134,362	2.50% (Insured; AMBAC and
5.25%, 7/1/2018			LOC; Dexia Credit Locale)	800,000 [d]	800,000
(Insured; FGIC)	2,500,000	2,790,100	Total Short-Term
Puerto Rico Electric Power			Municipal Investments
Authority, Power Revenue:			(cost $7,950,000)		7,950,000

5%, 7/1/2009	500,000	530,165
5%, 7/1/2017 (Insured; MBIA)	1,000,000	1,111,960	Total Investments
Puerto Rico Public Buildings Authority,			(cost $230,941,375)	100.5%	240,043,908
Revenue (Guaranteed Government
Facilities) 4%, 7/1/2007			Liabilities, Less Cash
(Insured; MBIA)	1,050,000	1,070,779	and Receivables	(.5%)	(1,231,964)

Total Long-Term			Net Assets	100.0%	238,811,944
Municipal Investments
(cost $222,991,375)		232,093,908

The Funds 47

STATEMENT OF INVESTMENTS (continued)
Summary of Abbreviations

ACA	American Capital Access	IDB	Industrial Development Board
AGIC	Asset Guaranty Insurance Company	IDC	Industrial Development Corporation
AMBAC	American Municipal Bond Assurance Corporation	IDR	Industrial Development Revenue
ARRN	Adjustable Rate Receipt Notes	LOC	Letter of Credit
BAN	Bond Anticipation Notes	LOR	Limited Obligation Revenue
BIGI	Bond Investors Guaranty Insurance	LR	Lease Revenue
BPA	Bond Purchase Agreement	MBIA	Municipal Bond Investors
CGIC	Capital Guaranty Insurance Company		Assurance Insurance Corporation
CIC	Continental Insurance Company	MFHR	Multi-Family Housing Revenue
CIFG	CDC Ixis Financial Guaranty	MFMR	Multi-Family Mortgage Revenue
CMAC	Capital Market Assurance Corporation	PCR	Pollution Control Revenue
COP	Certificate of Participation	RAC	Revenue Anticipation Certificates
CP	Commercial Paper	RAN	Revenue Anticipation Notes
EDR	Economic Development Revenue	RAW	Revenue Anticipation Warrants
EIR	Environmental Improvement Revenue	RRR	Resources Recovery Revenue
FGIC	Financial Guaranty Insurance Company	SAAN	State Aid Anticipation Notes
FHA	Federal Housing Administration	SBPA	Standby Bond Purchase Agreement
FHLB	Federal Home Loan Bank	SFHR	Single Family Housing Revenue
FHLMC	Federal Home Loan Mortgage Corporation	SFMR	Single Family Mortgage Revenue
FNMA	Federal National Mortgage Association	SONYMA	State of New York Mortgage Agency
FSA	Financial Security Assurance	SWDR	Solid Waste Disposal Revenue
GAN	Grant Anticipation Notes	TAN	Tax Anticipation Notes
GIC	Guaranteed Investment Contract	TAW	Tax Anticipation Warrants
GNMA	Government National Mortgage Association	TRAN	Tax and Revenue Anticipation Notes
GO	General Obligation	XLCA	XL Capital Assurance
HR	Hospital Revenue

Summary of Combined Ratings (Unaudited)

Fitch	or Moody’s or	Standard & Poor’s Value (%) †

AAA	Aaa	AAA	55.9
AA	Aa	AA	30.7
A	A	A	1.0
BBB	Baa	BBB	9.1
F1	MIG1/ P1	SP1/A1	3.3
100.0

† Based on total investments.
[a] These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
[b] Purchased on a delayed delivery basis.
[c] Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.
[d] Securities payable on demand.Variable interest rate—subject to periodic change.
See notes to financial statements.

48

STATEMENT OF FINANCIAL FUTURES
August 31, 2005

		Market Value		Unrealized
		Covered by		(Depreciation)
	Contracts	Contracts ($)	Expiration	at 8/31/2005 ($)

Financial Futures Sold Short
U.S. Treasury Futures 5 Year Note	20	2,170,625	September 2005	(4,062)
U.S. Treasury Futures 10 Year Note	90	10,162,969	September 2005	(3,326)
U.S. Treasury Futures 30 Year Bond	60	7,102,500	September 2005	(103,610)
				(110,998)

See notes to financial statements.

The Funds 49

STATEMENTS OF ASSETS AND LIABILITIES
August 31, 2005

	Mellon	Mellon	Mellon	Mellon
	National	National	Pennsylvania	Massachusetts
	Intermediate	Short-Term	Intermediate	Intermediate
Municipal Bond Fund		Municipal Bond Fund	Municipal Bond Fund	Municipal Bond Fund

Assets ($):
Investments in securities—
See Statement of Investments †	793,458,372	209,604,209	666,198,113	240,043,908
Cash on Initial Margin—Note 5	484,500	—	436,500	146,500
Interest receivable	8,658,518	2,480,795	8,075,352	2,385,287
Receivable for investment securites sold	2,493,500	—	489,672	—
Receivable for shares of Beneficial Interest subscribed	162,500	320,570	263,785	25,000
Prepaid expenses	29,578	14,244	22,886	24,257
	805,286,968	212,419,818	675,486,308	242,624,952

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 4(c)	248,616	67,865	294,001	72,771
Due to Administrator—Note 4(a)	85,797	23,634	74,627	26,503
Cash overdraft due to Custodian	3,760,712	186,623	2,542,959	558,385
Payable for investment securities purchased	35,834,722	4,174,509	10,129,675	2,976,516
Payable for futures variation margin—Note 5	303,281	—	273,281	92,188
Payable for shares of Beneficial Interest redeemed	203,246	713,815	659,354	48,000
Accrued expenses and other liabilities	73,891	40,314	50,046	38,645
	40,510,265	5,206,760	14,023,943	3,813,008

Net Assets ($)	764,776,703	207,213,058	661,462,365	238,811,944

Composition of Net Assets ($):
Paid—in capital	725,799,705	207,823,779	625,571,744	229,759,400
Accumulated net realized gain (loss) on investments	2,764,253	(293,993)	2,144,169	61,009
Accumulated net unrealized appreciation (depreciation)
[including ($370,772), ($338,087) and ($110,998)
net unrealized (depreciation) on financial futures
for Mellon National Intermediate Municipal Bond
Fund, Mellon Pennsylvania Intermediate Municipal
Bond Fund and Mellon Massachusetts Intermediate
Municipal Bond Fund, respectively]	36,212,745	(316,728)	33,746,452	8,991,535

Net Assets ($)	764,776,703	207,213,058	661,462,365	238,811,944

Net Asset Value Per Share
Class M Shares
Net Assets ($)	732,711,365	207,063,417	656,901,334	228,239,237
Shares Outstanding	55,301,248	16,390,274	50,860,172	17,895,107
Net Asset Value Per Share ($)	13.25	12.63	12.92	12.75

Investor Shares
Net Assets ($)	27,409,463	149,641	4,561,031	10,370,659
Shares Outstanding	2,071,090	11,860	353,270	813,224
Net Asset Value Per Share ($)	13.23	12.62	12.91	12.75

Dreyfus Premier Shares
Net Assets ($)	4,655,875	—	—	202,048
Shares Outstanding	351,724	—	—	15,807
Net Asset Value Per Share ($)	13.24	—	—	12.78

† Investments at cost ($)	756,874,855	209,920,937	632,113,574	230,941,375

See notes to financial statements.
50

STATEMENTS OF OPERATIONS
Year Ended August 31, 2005

	Mellon	Mellon	Mellon	Mellon
	National	National	Pennsylvania	Massachusetts
	Intermediate	Short-Term	Intermediate	Intermediate
	Municipal Bond Fund	Municipal Bond Fund	Municipal Bond Fund	Municipal Bond Fund

Investment Income ($):
Interest Income	31,101,193	6,001,685	29,828,662	9,203,436
Expenses:
Investment advisory fee—Note 4(a)	2,519,179	739,360	3,355,471	772,315
Administration fee—Note 4(a)	970,968	285,075	905,581	297,672
Shareholder servicing costs—Note 4(c)	88,097	617	9,527	29,695
Custodian fees—Note 4(c)	56,360	22,226	49,993	17,819
Registration fees	47,159	24,216	26,555	32,834
Auditing fees	35,031	26,276	32,516	31,847
Trustees’ fees and expenses—Note 4(d)	27,515	8,686	26,477	9,096
Distribution fees—Note 4(b)	26,400	—	—	1,518
Prospectus and shareholders’ reports	22,517	—	—	3,060
Legal fees	14,338	4,031	15,543	1,690
Miscellaneous	69,201	21,841	21,558	32,567
Total Expenses	3,876,765	1,132,328	4,443,221	1,230,113
Less—reduction in investment advisory fee
due to undertaking—Note 4(a)	—	—	—	(97,124)
Less—reduction in custody fees
due to earnings credits—Note 2(b)	—	(5,843)	—	—
Net Expenses	3,876,765	1,126,485	4,443,221	1,132,989
Investment Income—Net	27,224,428	4,875,200	25,385,441	8,070,447

Realized and Unrealized Gain (Loss)
on Investments—Note 5 ($):
Net realized gain (loss) on investments	4,929,594	(306,685)	4,096,846	1,112,026
Net realized gain (loss) on financial futures	(3,630,388)	—	(3,879,685)	(989,875)
Net Realized Gain (Loss)	1,299,206	(306,685)	217,161	122,151
Net unrealized (depreciation) on investments
(including $1,137,822, $1,472,226 and $341,580
appreciation on financial futures for Mellon National
Intermediate Municipal Bond Fund, Mellon Pennsylvania
Intermediate Municipal Bond Fund and Mellon
Massachusetts Intermediate Municipal
Bond Fund, respectively)	(3,147,194)	(2,585,470)	(6,966,166)	(929,112)
Net Realized and Unrealized Gain (Loss) on Investments	(1,847,988)	(2,892,155)	(6,749,005)	(806,961)
Net Increase in Net Assets Resulting from Operations	25,376,440	1,983,045	18,636,436	7,263,486

See notes to financial statements.

The Funds 51

STATEMENTS OF CHANGES IN NET ASSETS

	Mellon National Intermediate		Mellon National Short-Term
	Municipal Bond Fund		Municipal Bond Fund

	Year Ended August 31,		Year Ended August 31,

	2005	2004	2005	2004

Operations ($):
Investment income—net	27,224,428	25,732,162	4,875,200	5,102,377
Net realized gain (loss) on investments	1,299,206	6,932,040	(306,685)	132,115
Net unrealized appreciation (depreciation) on investments	(3,147,194)	7,949,583	(2,585,470)	(1,163,845)
Net Increase (Decrease) in Net Assets
Resulting from Operations	25,376,440	40,613,785	1,983,045	4,070,647

Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(25,973,923)	(24,381,081)	(4,857,538)	(5,123,165)
Investor Shares	(1,015,149)	(1,140,332)	(3,058)	(2,209)
Dreyfus Premier Shares	(160,871)	(214,978)	—	—
Net realized gain on investments:
Class M Shares	(2,952,454)	(1,938,957)	(33,941)	—
Investor Shares	(130,078)	(101,785)	(25)	—
Dreyfus Premier Shares	(24,499)	(22,614)	—	—
Total Dividends	(30,256,974)	(27,799,747)	(4,894,562)	(5,125,374)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	168,322,003	92,725,243	80,462,689	107,345,169
Investor Shares	997,977	1,795,226	81,778	189,212
Dreyfus Premier Shares	35,306	93,493	—	—
Dividends reinvested:
Class M Shares	3,261,425	2,709,006	497,679	476,987
Investor Shares	746,936	789,805	2,181	2,102
Dreyfus Premier Shares	97,238	115,490	—	—
Cost of shares redeemed:
Class M Shares	(81,034,937)	(86,237,556)	(92,587,933)	(95,741,349)
Investor Shares	(4,288,210)	(7,739,754)	(26,291)	(130,394)
Dreyfus Premier Shares	(1,381,659)	(2,251,287)	—	—
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	86,756,079	1,999,666	(11,569,897)	12,141,727
Total Increase (Decrease) in Net Assets	81,875,545	14,813,704	(14,481,414)	11,087,000

Net Assets ($):
Beginning of Period	682,901,158	668,087,454	221,694,472	210,607,472
End of Period	764,776,703	682,901,158	207,213,058	221,694,472

52

	Mellon National Intermediate		Mellon National Short-Term
	Municipal Bond Fund		Municipal Bond Fund

	Year Ended August 31,		Year Ended August 31,

	2005	2004	2005	2004

Capital Share Transactions:
Class M Shares
Shares sold	12,696,418	6,985,297	6,343,090	8,362,321
Shares issued for dividends reinvested	245,554	203,894	39,257	37,189
Shares redeemed	(6,108,084)	(6,501,591)	(7,297,105)	(7,474,588)
Net Increase (Decrease) in Shares Outstanding	6,833,888	687,600	(914,758)	924,922

Investor Shares [a]
Shares sold	75,443	135,711	6,417	14,726
Shares issued for dividends reinvested	56,350	59,490	172	164
Shares redeemed	(323,572)	(583,659)	(2,078)	(10,145)
Net Increase (Decrease) in Shares Outstanding	(191,779)	(388,458)	4,511	4,745

Dreyfus Premier Shares [a]
Shares sold	2,666	6,920	—	—
Shares issued for dividends reinvested	7,333	8,697	—	—
Shares redeemed	(104,164)	(170,369)	—	—
Net Increase (Decrease) in Shares Outstanding	(94,165)	(154,752)	—	—

a During the period ended August 31, 2005, 38,734 Dreyfus Premier shares of Mellon National Intermediate Municipal Bond Fund representing $512,908 were automatically converted to 38,734 Investor shares and during the year ended August 31, 2004, 65,825 Dreyfus Premier shares of Mellon National Intermediate Municipal Bond Fund representing $868,322 were automatically converted to 65,833 Investor shares.

See notes to financial statements.

The Funds 53

STATEMENTS OF CHANGES IN NET ASSETS(continued)
	Mellon Pennsylvania Intermediate Municipal Bond Fund

		Year Ended August 31,

	2005	2004

Operations ($):
Investment income—net	25,385,441	27,375,623
Net realized gain (loss) on investments	217,161	8,628,398
Net unrealized appreciation (depreciation) on investments	(6,966,166)	2,964,408
Net Increase (Decrease) in Net Assets Resulting from Operations	18,636,436	38,968,429

Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(25,226,961)	(27,371,553)
Investor Shares	(124,901)	(107,403)
Net realized gain on investments:
Class M Shares	(4,276,843)	(1,786,516)
Investor Shares	(19,443)	(8,199)
Total Dividends	(29,648,148)	(29,273,671)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	65,423,035	44,955,224
Investor Shares	2,366,668	426,469
Dividends reinvested:
Class M Shares	2,624,841	1,156,977
Investor Shares	39,408	24,195
Cost of shares redeemed:
Class M Shares	(81,478,309)	(115,052,210)
Investor Shares	(538,227)	(700,100)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(11,562,584)	(69,189,445)
Total Increase (Decrease) in Net Assets	(22,574,296)	(59,494,687)

Net Assets ($):
Beginning of Period	684,036,661	743,531,348
End of Period	661,462,365	684,036,661

Capital Share Transactions:
Class M Shares
Shares sold	5,044,489	3,434,644
Shares issued for dividends reinvested	201,687	88,092
Shares redeemed	(6,277,254)	(8,799,386)
Net Increase (Decrease) in Shares Outstanding	(1,031,078)	(5,276,650)

Investor Shares
Shares sold	183,045	32,810
Shares issued for dividends reinvested	3,043	1,845
Shares redeemed	(41,670)	(53,183)
Net Increase (Decrease) in Shares Outstanding	144,418	(18,528)

See notes to financial statements.
54

	Mellon Massachusetts Intermediate Municipal Bond Fund

		Year Ended August 31,

	2005	2004

Operations ($):
Investment income—net	8,070,447	7,288,002
Net realized gain (loss) on investments	122,151	1,467,739
Net unrealized appreciation (depreciation) on investments	(929,112)	1,828,686
Net Increase (Decrease) in Net Assets Resulting from Operations	7,263,486	10,584,427

Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(7,684,432)	(6,855,459)
Investor Shares	(375,565)	(434,236)
Dreyfus Premier Shares	(9,056)	(27,069)
Total Dividends	(8,069,053)	(7,316,764)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	70,762,479	43,023,674
Investor Shares	268,171	475,539
Dreyfus Premier Shares	1,201	—
Dividends reinvested:
Class M Shares	1,658,306	1,562,472
Investor Shares	201,526	238,712
Dreyfus Premier Shares	4,311	7,098
Cost of shares redeemed:
Class M Shares	(40,564,487)	(23,788,847)
Investor Shares	(1,750,485)	(2,204,270)
Dreyfus Premier Shares	(456,127)	(307,248)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	30,124,895	19,007,130
Total Increase (Decrease) in Net Assets	29,319,328	22,274,793

Net Assets ($):
Beginning of Period	209,492,616	187,217,823
End of Period	238,811,944	209,492,616

T h e F u n d s 55

STATEMENTS OF CHANGES IN NET ASSETS(continued)
	Mellon Massachusetts Intermediate Municipal Bond Fund

		Year Ended August 31,

	2005	2004

Capital Share Transactions:
Class M Shares
Shares sold	5,549,494	3,374,954
Shares issued for dividends reinvested	130,029	122,397
Shares redeemed	(3,179,864)	(1,871,173)
Net Increase (Decrease) in Shares Outstanding	2,499,659	1,626,178

Investor Shares [a]
Shares sold	20,985	37,334
Shares issued for dividends reinvested	15,802	18,690
Shares redeemed	(137,234)	(172,545)
Net Increase (Decrease) in Shares Outstanding	(100,447)	(116,521)

Dreyfus Premier Shares [a]
Shares sold	95	—
Shares issued for dividends reinvested	337	555
Shares redeemed	(35,661)	(24,198)
Net Increase (Decrease) in Shares Outstanding	(35,229)	(23,643)

a During the period ended August 31, 2005, 6,911 Dreyfus Premier shares of Mellon Massachusetts Intermediate Municipal Bond Fund representing $88,499 were automatically converted to 6,927 Investor shares and during the period ended August 31, 2004, 552 Dreyfus Premier shares of Mellon Massachusetts Intermediate Municipal Bond Fund representing $6,996 were automatically converted to 553 Investor shares.

See notes to financial statements.

56

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class of each fund for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in each fund would have increased (or decreased) during the period, assuming you had reinvested all dividends and distributions. These figures have been derived from each fund’s financial statements.

			Class M Shares

			Year Ended August 31,

Mellon National Intermediate Municipal Bond Fund	2005	2004	2003 [a]	2002 [b]	2001 [c]

Per Share Data ($):
Net asset value, beginning of period	13.34	13.09	13.25	13.24	12.50
Investment Operations:
Investment income—net	.50[d]	.51[d]	.50[d]	.52[d]	.51
Net realized and unrealized
gain (loss) on investments	(.03)	.29	(.14)	.14	.74
Total from Investment Operations	.47	.80	.36	.66	1.25
Distributions:
Dividends from investment income—net	(.50)	(.51)	(.50)	(.52)	(.51)
Dividends from net realized gain on investments	(.06)	(.04)	(.02)	(.13)	(.00)[e]
Total Distributions	(.56)	(.55)	(.52)	(.65)	(.51)
Net asset value, end of period	13.25	13.34	13.09	13.25	13.24

Total Return (%)	3.62	6.22	2.77	5.16	10.21[f]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.52	.52	.53	.53	.53[g]
Ratio of net expenses to average net assets	.52	.52	.52	.52	.52[g]
Ratio of net investment income
to average net assets	3.80	3.84	3.77	4.04	4.33[g]
Portfolio Turnover Rate	42.72	53.26	50.68	60.12	47.78[f]

Net Assets, end of period ($ x 1,000)	732,711	646,793	625,558	555,158	477,595

[a] Effective December 16, 2002, MPAM shares were redesignated as Class M shares.
[b] As required, effective September 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount or amortizing premium on a scientific basis for debt securities.The effect of this change for the period ended August 31, 2002 was to increase net investment income per share by less than $.01, decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets from 4.02% to 4.04% for Class M shares. Per share data and ratios/supplemental data for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
[c] From October 2, 2000 (commencement of operations) to August 31, 2001. Effective July 11, 2001, shares of the fund were redesignated as MPAM shares and the fund commenced selling Investor shares.
[d] Based on average shares outstanding at each month end.
[e] Amount represents less than $.01 per share.
[f] Not annualized.
[g] Annualized.
See notes to financial statements.

The Funds 57

FINANCIAL HIGHLIGHTS(continued)
			Investor Shares

			Year Ended August 31,

Mellon National Intermediate Municipal Bond Fund	2005	2004	2003	2002 [a]	2001 [b]

Per Share Data ($):
Net asset value, beginning of period	13.33	13.08	13.24	13.23	12.91
Investment Operations:
Investment income—net	.47[c]	.48[c]	.50[c]	.50[c]	.07
Net realized and unrealized
gain (loss) on investments	(.04)	.29	(.18)	.13	.32
Total from Investment Operations	.43	.77	.32	.63	.39
Distributions:
Dividends from investment income—net	(.47)	(.48)	(.46)	(.49)	(.07)
Dividends from net realized gain on investments	(.06)	(.04)	(.02)	(.13)	—
Total Distributions	(.53)	(.52)	(.48)	(.62)	(.07)
Net asset value, end of period	13.23	13.33	13.08	13.24	13.23

Total Return (%)	3.28	6.04	2.36	4.98	3.05[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.77	.77	.79	.84	.85[e]
Ratio of net expenses to average net assets	.77	.77	.77	.77	.77[e]
Ratio of net investment income
to average net assets	3.56	3.60	3.52	3.74	3.91[e]
Portfolio Turnover Rate	42.72	53.26	50.68	60.12	47.78[d]

Net Assets, end of period ($ x 1,000)	27,409	30,164	34,673	909	1

[a] As required, effective September 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount or amortizing premium on a scientific basis for debt securities.The effect of this change for the period ended August 31, 2002 was to increase net investment income per share by less than $.01, decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets from
3.73% to 3.74% for Class M shares and Investor shares, respectively. Per share data and ratios/supplemental data for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
[b] From July 11, 2001 (date the fund began offering Investor shares) to August 31, 2001.
[c] Based on average shares outstanding at each month end.
[d] Not annualized.
[e] Annualized.
See notes to financial statements.

58

		Dreyfus Premier Shares

		Year Ended August 31,

Mellon National Intermediate Municpal Bond Fund	2005	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	13.33	13.08	13.37
Investment Operations:
Investment income—net [b]	.40	.41	.36
Net realized and unrealized gain (loss) on investments	(.03)	.29	(.28)
Total from Investment Operations	.37	.70	.08
Distributions:
Dividends from investment income—net	(.40)	(.41)	(.35)
Dividends from net realized gain on investments	(.06)	(.04)	(.02)
Total Distributions	(.46)	(.45)	(.37)
Net asset value, end of period	13.24	13.33	13.08

Total Return (%)	2.85	5.43	.58[c]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.27	1.27	1.29[d]
Ratio of net expenses to average net assets	1.27	1.27	1.27[d]
Ratio of net investment income
to average net assets	3.06	3.09	3.03[d]
Portfolio Turnover Rate	42.72	53.26	50.68[c]

Net Assets, end of period ($ x 1,000)	4,656	5,945	7,856

[a] From close of business on October 11, 2002 (date the fund began offering Dreyfus Premier shares) to August 31, 2003.
[b] Based on average shares outstanding at each month end.
[c] Not annualized.
[d] Annualized.
See notes to financial statements.

The Funds 59

FINANCIAL HIGHLIGHTS (continued)
			Class M Shares

			Year Ended August 31,

Mellon National Short-Term Municipal Bond Fund	2005	2004	2003 [a]	2002 [b]	2001 [c]

Per Share Data ($):
Net asset value, beginning of period	12.81	12.86	12.91	12.90	12.50
Investment Operations:
Investment income—net	.29[d]	.29[d]	.34[d]	.46[d]	.48
Net realized and unrealized
gain (loss) on investments	(.18)	(.05)	(.03)	.10	.40
Total from Investment Operations	.11	.24	.31	.56	.88
Distributions:
Dividends from investment income—net	(.29)	(.29)	(.35)	(.46)	(.48)
Dividends from net realized gain on investments	—	—	(.01)	(.09)	—
Total Distributions	(.29)	(.29)	(.36)	(.55)	(.48)
Net asset value, end of period	12.63	12.81	12.86	12.91	12.90

Total Return (%)	.91	2.00	2.35	4.43	7.15[e]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.54	.53	.55	.57	.58[f]
Ratio of net expenses to average net assets	.53	.53	.52	.52	.52[f]
Ratio of net investment income
to average net assets	2.31	2.28	2.66	3.56	4.11[f]
Portfolio Turnover Rate	40.92	28.12	22.15	50.86	44.18[e]

Net Assets, end of period ($ x 1,000)	207,063	221,600	210,574	138,670	119,026

[a] Effective December 16, 2002, MPAM shares were redesignated as Class M shares.
[b] As required, effective September 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount or amortizing premium on a scientific basis for debt securities.The effect of this change for the period ended August 31, 2002 was to increase net investment income per share and decrease net realized and unrealizd gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets by less than .01% for
Class M shares. Per share data and ratios/supplemental data for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
[c] From October 2, 2000 (commencement of operations) to August 31, 2001. Effective July 11, 2001, shares of the fund were redesignated as MPAM shares and the fund commenced selling Investor shares.
[d] Based on average shares outstanding at each month end.
[e] Not annualized.
[f] Annualized.
See notes to financial statements.

60

			Investor Shares

			Year Ended August 31,

Mellon National Short-Term Municipal Bond Fund	2005	2004	2003	2002 [a]	2001 [b]

Per Share Data ($):
Net asset value, beginning of period	12.79	12.84	12.91	12.90	12.78
Investment Operations:
Investment income—net	.27[c]	.29[c]	.29[c]	.42[c]	.07
Net realized and unrealized
gain (loss) on investments	(.18)	(.07)	(.04)	.10	.12
Total from Investment Operations	.09	.22	.25	.52	.19
Distributions:
Dividends from investment income—net	(.26)	(.27)	(.31)	(.42)	(.07)
Dividends from net realized gain on investments	—	—	(.01)	(.09)	—
Total Distributions	(.26)	(.27)	(.32)	(.51)	(.07)
Net asset value, end of period	12.62	12.79	12.84	12.91	12.90

Total Return (%)	.73	1.72	2.01	4.16	1.48[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.79	.79	.81	.72	.96[e]
Ratio of net expenses to average net assets	.78	.79	.76	.67	.77[e]
Ratio of net investment income
to average net assets	2.06	2.08	2.44	4.15	3.76[e]
Portfolio Turnover Rate	40.92	28.12	22.15	50.86	44.18[d]

Net Assets, end of period ($ x 1,000)	150	94	33	1	1

[a] As required, effective September 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount or amortizing premium on a scientific basis for debt securities.The effect of this change for the period ended August 31, 2002 was to increase net investment income per share and decrease net realized and unrealizd gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets by less than .01% for
Investor shares. Per share data and ratios/supplemental data for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
[b] From July 11, 2001 (date the fund began offering Investor shares) to August 31, 2001.
[c] Based on average shares outstanding at each month end.
[d] Not annualized.
[e] Annualized.
See notes to financial statements.

T h e F u n d s 61

FINANCIAL HIGHLIGHTS(continued)
			Class M Shares

			Year Ended August 31,

Mellon Pennsylvania Intermediate Municipal Bond Fund	2005	2004	2003 [a]	2002 [b]	2001 [c]

Per Share Data ($):
Net asset value, beginning of period	13.13	12.95	13.15	13.16	12.50
Investment Operations:
Investment income—net	.49[d]	.50[d]	.51[d]	.53[d]	.50
Net realized and unrealized
gain (loss) on investments	(.13)	.21	(.20)	.11	.66
Total from Investment Operations	.36	.71	.31	.64	1.16
Distributions:
Dividends from investment income—net	(.49)	(.50)	(.51)	(.53)	(.50)
Dividends from net realized gain on investments	(.08)	(.03)	—	(.12)	(.00)[e]
Total Distributions	(.57)	(.53)	(.51)	(.65)	(.50)
Net asset value, end of period	12.92	13.13	12.95	13.15	13.16

Total Return (%)	2.84	5.60	2.35	5.03	9.50[f]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.66	.66	.67	.68	.68[g]
Ratio of net expenses to average net assets	.66	.66	.67	.67	.67[g]
Ratio of net investment income
to average net assets	3.78	3.82	3.88	4.09	4.25[g]
Portfolio Turnover Rate	23.88	18.87	17.58	34.50	39.32[f]

Net Assets, end of period ($ x 1,000)	656,901	681,295	740,587	837,441	879,711

[a] Effective December 16, 2002, MPAM shares were redesignated as Class M shares.
[b] As required, effective September 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount or amortizing premium on a scientific basis for debt securities.The effect of this change for the period ended August 31, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets from 4.08% to
4.09% for Class M shares. Per share data and ratios/supplemental data for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
[c] From October 2, 2000 (commencement of operations) to August 31, 2001. Effective July 11, 2001, shares of the fund were redesignated as MPAM shares and the fund commenced selling Investor shares.
[d] Based on average shares outstanding at each month end.
[e] Amount represents less than $.01 per share.
[f] Not annualized.
[g] Annualized.
See notes to financial statements.

62

			Investor Shares

			Year Ended August 31,

Mellon Pennsylvania Intermediate Municipal Bond Fund	2005	2004	2003	2002 [a]	2001 [b]

Per Share Data ($):
Net asset value, beginning of period	13.13	12.95	13.14	13.16	12.90
Investment Operations:
Investment income—net	.45[c]	.47[c]	.48[c]	.54[c]	.07
Net realized and unrealized
gain (loss) on investments	(.13)	.21	(.20)	.06	.26
Total from Investment Operations	.32	.68	.28	.60	.33
Distributions:
Dividends from investment income—net	(.46)	(.47)	(.47)	(.50)	(.07)
Dividends from net realized gain on investments	(.08)	(.03)	—	(.12)	—
Total Distributions	(.54)	(.50)	(.47)	(.62)	(.07)
Net asset value, end of period	12.91	13.13	12.95	13.14	13.16

Total Return (%)	2.50	5.41	2.09	4.69	2.58[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.91	.92	.93	.94	1.14[e]
Ratio of net expenses to average net assets	.91	.92	.92	.92	.92[e]
Ratio of net investment income
to average net assets	3.50	3.56	3.59	3.84	3.86[e]
Portfolio Turnover Rate	23.88	18.87	17.58	34.50	39.32[d]

Net Assets, end of period ($ x 1,000)	4,561	2,741	2,944	963	230

[a] As required, effective September 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount or amortizing premium on a scientific basis for debt securities.The effect of this change for the period ended August 31, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets from 3.83% to
3.84% for Investor shares. Per share data and ratios/supplemental data for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
[b] From July 11, 2001 (date the fund began offering Investor shares) to August 31, 2001.
[c] Based on average shares outstanding at each month end.
[d] Not annualized.
[e] Annualized.
See notes to financial statements.

The Funds 63

FINANCIAL HIGHLIGHTS

Please note that the financial highlights information in the following tables for the fund’s Investor shares, Class M shares and Dreyfus Premier shares represents the financial highlights of the Class A shares, Class R shares and Class B shares, respectively, of the fund’s predecessor, Dreyfus Premier Limited Term Massachusetts Municipal Fund (the Premier Massachusetts Fund) before the fund commenced operations as of the close of business on September 6, 2002, and represents the performance of the fund’s Investor shares, Class M shares and Dreyfus Premier shares thereafter. Before the fund commenced operations, substantially all of the assets of the Premier Massachusetts Fund were transferred to the fund in a tax-free reorganization. Total return for the periods before the fund commenced operations shows how much an investment in the Premier Massachusetts Fund’s Class A shares, Class R shares and Class B shares would have increased (or decreased) during those periods, assuming all dividends and distributions were reinvested.Total return for the period since the fund commenced operations also reflects how much an investment in the fund’s Investor shares, Class M shares and Dreyfus Premier shares would have increased (or decreased), assuming all dividends and distributions were reinvested.

				Class M Shares

				Two Months
Mellon Massachusetts	Year Ended August 31,			Ended	Year Ended June 30,

Intermediate Municipal Bond Fund	2005	2004	2003 [a]	August 31, 2002 [b]	2002 [c]	2001

Per Share Data ($):
Net asset value, beginning of period	12.81	12.59	12.79	12.62	12.38	11.89
Investment Operations:
Investment income—net	.47[d]	.48[d]	.50[d]	.09[d]	.52[d]	.55
Net realized and unrealized
gain (loss) on investments	(.06)	.22	(.21)	.17	.24	.49
Total from Investment Operations	.41	.70	.29	.26	.76	1.04
Distributions:
Dividends from investment income—net	(.47)	(.48)	(.49)	(.09)	(.52)	(.55)
Net asset value, end of period	12.75	12.81	12.59	12.79	12.62	12.38

Total Return (%)	3.25	5.72	2.23	2.10[e]	6.19	8.90

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.54	.55	.58	.50[f]	.50	.50
Ratio of net expenses to average net assets	.50	.50	.50	.50[f]	.50	.50
Ratio of net investment income
to average net assets	3.67	3.74	3.93	3.94[f]	4.18	4.49
Portfolio Turnover Rate	32.16	27.26	15.54	4.48[e]	11.45	14.88

Net Assets, end of period ($ x 1,000)	228,239	197,140	173,311	170,030	162,413	126,264

[a] Effective December 16, 2002, MPAM shares were redesignated as Class M shares.
[b] The Premier Massachusetts Fund has changed its fiscal year end from June 30 to August 31.
[c] As required, effective July 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount or amortizing premium on a scientific basis for debt securities on a daily basis.The effect of this change for the period ended June 30, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets by less than .01%. Per share data and ratios/supplemental data for periods prior to July 1, 2001 have not been restated to reflect this change in presentation.
[d] Based on average shares outstanding at each month end.
[e] Not annualized.
[f] Annualized.
See notes to financial statements.

64

				Investor Shares

				Two Months
Mellon Massachusetts	Year Ended August 31,			Ended	Year Ended June 30,

Intermediate Municipal Bond Fund	2005	2004	2003	August 31, 2002 [a]	2002 [b]	2001

Per Share Data ($):
Net asset value, beginning of period	12.80	12.59	12.79	12.61	12.38	11.89
Investment Operations:
Investment income—net	.44[c]	.45[c]	.47[c]	.08[c]	.49[c]	.52
Net realized and unrealized
gain (loss) on investments	(.05)	.21	(.20)	.18	.23	.49
Total from Investment Operations	.39	.66	.27	.26	.72	1.01
Distributions:
Dividends from investment income—net	(.44)	(.45)	(.47)	(.08)	(.49)	(.52)
Net asset value, end of period	12.75	12.80	12.59	12.79	12.61	12.38

Total Return (%)	3.07	5.38	1.97	2.06[d,e]	5.92[e]	8.63[e]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.79	.80	.83	.75[f]	.75	.75
Ratio of net expenses to average net assets	.75	.75	.75	.75[f]	.75	.75
Ratio of net investment income
to average net assets	3.43	3.50	3.68	3.69[f]	3.93	4.24
Portfolio Turnover Rate	32.16	27.26	15.54	4.48[e]	11.45	14.88

Net Assets, end of period ($ x 1,000)	10,371	11,698	12,965	13,866	13,553	12,850

[a] The Premier Massachusetts Fund has changed its fiscal year end from June 30 to August 31.
[b] As required, effective July 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount or amortizing premium on a scientific basis for debt securities.The effect of this change for the period ended June 30, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets by less than .01%. Per share data and ratios/supplemental data for periods prior to July 1, 2001 have not been restated to reflect this change in presentation.
[c] Based on average shares outstanding at each month end.
[d] Not annualized.
[e] Exclusive of sales charge which was applicable to Class A shares of the Premier Massachusetts Fund.
[f] Annualized.
See notes to financial statements.

The Funds 65

FINANCIAL HIGHLIGHTS(continued)
			Dreyfus Premier Shares

				Two Months
Mellon Massachusetts	Year Ended August 31,			Ended	Year Ended June 30,

Intermediate Municipal Bond Fund	2005	2004	2003	August 31, 2002 [a]	2002 [b]	2001

Per Share Data ($):
Net asset value, beginning of period	12.83	12.61	12.81	12.64	12.40	11.92
Investment Operations:
Investment income—net	38[c]	.38[c]	.40[c]	.07[c]	.43[c]	.46
Net realized and unrealized
gain (loss) on investments	(.05)	.22	(.20)	.17	.24	.48
Total from Investment Operations	.33	.60	.20	.24	.67	.94
Distributions:
Dividends from investment income—net	(.38)	(.38)	(.40)	(.07)	(.43)	(.46)
Net asset value, end of period	12.78	12.83	12.61	12.81	12.64	12.40

Total Return (%)	2.59	4.85	1.55	1.98[d,e]	5.40[d]	8.00[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.29	1.30	1.33	1.25[f]	1.25	1.25
Ratio of net expenses to average net assets	1.25	1.25	1.25	1.25[f]	1.25	1.25
Ratio of net investment income
to average net assets	2.98	3.01	3.19	3.17[f]	3.41	3.74
Portfolio Turnover Rate	32.16	27.26	15.54	4.48[e]	11.45	14.88

Net Assets, end of period ($ x 1,000)	202	655	941	1,484	1,251	862

[a] The Premier Massachusetts Fund has changed its fiscal year end from June 30 to August 31.
[b] As required, effective July 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount or amortizing premium on a scientific basis for debt securities on a daily basis.The effect of this change for the period ended June 30, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets from
3.40% to 3.41%. Per share data and ratios/supplemental data for periods prior to July 1, 2001 have not been restated to reflect this change in presentation.
[c] Based on average shares outstanding at each month end.
[d] Exclusive of sales charge which was applicable to Class B shares of the Premier Massachusetts Fund.
[e] Not annualized.
[f] Annualized.
See notes to financial statements.

66

NOTES TO FINANCIAL STATEMENTS

NOTE 1—General:

Mellon Funds Trust (the “Trust”) was organized as a Massachusetts business trust which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently comprised of sixteen series including the following non-diversified municipal bond funds: Mellon National Intermediate Municipal Bond Fund, Mellon National Short-Term Municipal Bond Fund, Mellon Pennsylvania Intermediate Municipal Bond Fund and Mellon Massachusetts Intermediate Municipal Bond Fund (each, a “fund” and collectively, the “funds”). Mellon National Intermediate Municipal Bond Fund and Mellon National Short-Term Municipal Bond Fund seek to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. Mellon Pennsylvania Intermediate Municipal Bond Fund seeks as high a level of income exempt from federal and Pennsylvania state income taxes as is consistent with the preservation of capital. Mellon Massachusetts Intermediate Municipal Bond Fund seeks as high a level of income exempt from federal and Massachusetts state income taxes as is consistent with the preservation of capital. Mellon Fund Advisers, a division of The Dreyfus Corporation (“Dreyfus”), serves as each fund’s investment adviser (“Investment Adviser”). Mellon Bank, N.A. (“Mellon Bank”), which is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”), serves as administrator for the funds pursuant to an Administration Agreement with the Trust (the “Administration Agreement”). Mellon Bank has entered into a Sub-Administration Agreement with Dreyfus pursuant to which Mellon Bank pays Dreyfus for performing certain administrative services. Dreyfus is a wholly-owned subsidiary of Mellon Financial. Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the Distributor of each fund’s shares, which are sold without a front-end sales charge.

The Trust is authorized to issue an unlimited number of shares of beneficial interest, par value $.001 per share, in each of the Class M and Investor class shares of each fund and in the Dreyfus Premier class shares of Mellon National Intermediate Municipal Bond Fund and Mellon Massachusetts Intermediate Municipal Bond Fund. Dreyfus Premier shares of Mellon National Intermediate Municipal Bond Fund and Mellon Massachusetts Intermediate Municipal Bond Fund are subject to a contingent deferred sales charge (“CDSC”) imposed on redemptions of Dreyfus Premier shares made within six years of purchase and automatically convert to Investor class shares after six years. Each class of shares has similar rights and privileges, except with respect to the expenses borne by and the shareholder services offered to each class, the shareholder services plan applicable to the Investor shares and Dreyfus Premier shares and the Rule 12b-1 plan applicable to the Dreyfus Premier shares and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses that are applicable to all series are allocated among them on a pro rata basis.

The funds’ financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assump-tions.Actual results could differ from those estimates.

NOTE 2—Significant Accounting Policies:

(a) Portfolio valuation: Investments in municipal securities (excluding options and financial futures on municipal, U.S. Treasury securities and swaps) are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of

The Funds 67

NOTES TO FINANCIAL STATEMENTS(continued)

the market for such securities). Other investments (which constitute a majority of each fund’s securities) are valued by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Swap transactions are valued based on future cash flows and other factors, such as interest rates and underlying securities.

(b) Securities transactions and investment income:

Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

The funds have an arrangement with the custodian banks whereby the funds receive earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the funds include net earnings credits as expense offsets in the Statements of Operations.

(c) Concentration of risk: Mellon Pennsylvania Intermediate Municipal Bond Fund and Mellon Massachusetts Intermediate Municipal Bond Fund follow an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(d) Dividends to shareholders: The funds declare dividends daily from investment income-net; such dividends are paid monthly. With respect to each series, dividends from net realized capital gain, if any, are normally declared and paid annually, but the funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers of that fund, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of each fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each series is treated as a single entity for the purpose of determining such qualification.

Table 1 on the next page summarizes each fund’s components of accumulated earnings on a tax basis at August 31, 2005.

Table 2 on the next page summarizes Mellon Massachusetts Intermediate Municipal Bond Fund’s unused capital loss carryover available to be applied against future net securities profits, if any, realized subsequent to August 31, 2005.

Table 3 on the next page summarizes each relevant fund’s tax character of distributions paid to shareholders during the fiscal years ended August 31, 2005 and August 31, 2004, respectively.

During the period ended August 31, 2005, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization of premiums, the funds increased (decreased) accumulated undistributed investment income-net, increased (decreased) accumulated net realized gain (loss) on investments and increased (decreased) paid-in capital as summarized in Table 4 on the next page. Net assets were not affected by this reclassification.

68

NOTE 3—Bank Line of Credit:

The funds participate with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the funds based on prevailing market rates in effect at the time of borrowings. During the period ended August 31, 2005, the funds did not borrow under the line of credit.

NOTE 4—Investment Advisory Fee, Administration Fee and Other Transactions With Affiliates:

(a) Fees payable by the funds pursuant to the provisions of an Investment Advisory Agreement with the Investment Adviser are payable monthly, computed on the average daily value of each fund’s net assets at the following annual rates: .35% of the Mellon National Intermediate Municipal Bond Fund, .35% of the Mellon National

The Funds 69

NOTES TO FINANCIAL STATEMENTS(continued)

Short-Term Municipal Bond Fund, .50% of the Mellon Pennsylvania Intermediate Municipal Bond Fund and .35% of the Mellon Massachusetts Intermediate Municipal Bond Fund.

Pursuant to the Administration Agreement with Mellon Bank, Mellon Bank provides or arranges for fund accounting, transfer agency and other fund administration services and receives a fee based on the total net assets of the Trust based on the following rates:

0 up to $6 billion	.15%
$6 billion up to $12 billion	.12%
In excess of $12 billion	.10%

Mellon Bank has entered into a Sub-Administration Agreement with Dreyfus pursuant to which Mellon pays Dreyfus for performing certain administrative services.

Mellon Bank has agreed, until September 30, 2007, with respect to Mellon Massachusetts Intermediate Municipal Bond Fund, to waive receipt of its fees and/or reimburse a portion of the fund’s expenses, exclusive of taxes, interest, brokerage commissions, Rule 12b-1 fees, Shareholder Services Plan fees and extraordinary expenses, so that the fund’s expenses, in the aggregate, do not exceed an annual rate of .50% of the value of the fund’s average daily net assets.The expense reimbursement, pursuant to the undertaking, for Mellon Massachusetts Intermediate Municipal Bond Fund, amounted to $97,124 during the period ended August 31, 2005.

During the period ended August 31,2005,the Distributor retained $13,206 from contingent deferred sales charges on redemptions of the Mellon National Intermediate Municipal Bond Fund’s Dreyfus Premier shares, and $16,517 from contingent deferred sales charges on redemptions of the Mellon Massachusetts Intermediate Municipal Bond Fund’s Dreyfus Premier shares.

(b) Mellon National Intermediate Municipal Bond Fund and Mellon Massachusetts Intermediate Municipal Bond Fund have adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act for distributing its Dreyfus Premier shares.The funds each pay the Distributor a fee at an annual rate of .50% of the value of the fund’s average daily net assets attributable to its Dreyfus Premier shares. During the period ended August 31, 2005, Mellon National Intermediate Municipal Bond Fund and Mellon Massachusetts Intermediate Municipal Bond Fund, Dreyfus Premier shares were charged $26,400 and $1,518, respectively, pursuant to the Plan.

(c) The funds have adopted a Shareholder Services Plan with respect to its Investor shares, and Mellon National Intermediate Municipal Bond Fund and Mellon Massachusetts Intermediate Municipal Bond Fund have adopted a Shareholder Services Plan with respect to its Dreyfus Premier shares, pursuant to which each fund pays the Distributor for the provision of certain services to holders of Investor shares and Dreyfus Premier shares a fee at an annual rate of .25% of the value of the average daily net assets attributable to Investor shares and Dreyfus Premier shares, respectively. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a fund, and providing reports and other information, and services related to the maintenance of such shareholder accounts. The Shareholder Services Plan allows the Distributor to make payments from the shareholder services fees it collects from each fund to compensate service agents (certain banks,securities brokers or dealers and other financial institutions) in respect of these services. Table 5 summarizes the amounts Investor shares and Dreyfus Premier shares were charged during the period ended August 31, 2005, pursuant to the Shareholder Services Plan.Additional fees included in shareholder servicing costs in the Statement of Operations include fees paid to the transfer agent.

Table 5.

Mellon National Intermediate
Municipal Bond Fund (Investor Shares)	$71,564
Mellon National Intermediate Municipal
Bond Fund (Dreyfus Premier Shares)	13,200
Mellon National Short-Term
Municipal Bond Fund	373
Mellon Pennsylvania Intermediate
Municipal Bond Fund	8,938
Mellon Massachusetts Intermediate
Municipal Bond Fund (Investor Shares)	27,406
Mellon Massachusetts Intermediate
Municipal Bond Fund
(Dreyfus Premier Shares)	759

70

The funds compensate Mellon Bank, an affiliate of Dreyfus, under a Custody Agreement for providing custodial services for the funds. Table 6 summarizes the amounts the funds were charged during the period ended August 31, 2005 pursuant to the custody agreement.

Table 6.

Mellon National Intermediate
Municipal Bond Fund	$56,360
Mellon National Short-Term
Municipal Bond Fund	22,226
Mellon Pennsylvania Intermediate
Municipal Bond Fund	49,993
Mellon Massachusetts Intermediate
Municipal Bond Fund	17,819

During the period ended August 31, 2005, each of the funds were charged $2,520 for services performed by the Chief Compliance Officer.

Table 7 summarizes the components of Due to the Dreyfus Corporation and affiliates in the Statements of Assets and Liabilities for each fund.

(d) Each trustee who is not an “affiliated person” as defined in the Act receives from the Trust an annual fee of $44,000 and an attendance fee of $4,000 for each in-

person meeting attended and $500 for telephone meetings and is reimbursed for travel and out-of-pocket expenses. Prior to September 14, 2004, the attendance fee payable to each trustee was $3,000 for each in-person meeting attended.

NOTE 5—Securities Transactions:

Table 8 summarizes each fund’s aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended August 31, 2005.

The funds may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The funds are exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the funds to “mark to market” on a daily basis, which reflects the change in the market value of the contracts at the close of each day’s trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses.When the contracts are closed, the funds recognize a realized gain or loss. These investments require initial margin deposits with a broker, which con-

Table 7.

	Investment	Rule 12b-1	Shareholder		Chief
	Advisory	Distribution	Services	Custodian	Compliance	Expense
	Fees ($)	Plan Fees ($)	Plan Fees ($)	Fees ($)	Officer Fees ($)	Reimbursement($)

Mellon National Intermediate
Municipal Bond Fund	225,136	1,999	6,800	13,148	1,533	—
Mellon National Short-Term
Municipal Bond Fund	61,970	—	32	4,330	1,533	—
Mellon Pennsylvania Intermediate
Municipal Bond Fund	279,844	—	958	11,666	1,533	—
Mellon Massachusetts Intermediate
Municipal Bond Fund	69,545	85	2,233	4,848	1,533	(5,473)

Table 8.

	Purchases ($)	Sales ($)

Mellon National Intermediate Municipal Bond Fund	390,778,324	301,518,468
Mellon National Short-Term Municipal Bond Fund	83,053,984	86,978,980
Mellon Pennsylvania Intermediate Municipal Bond Fund	158,907,272	161,116,425
Mellon Massachusetts Intermediate Municipal Bond Fund	95,851,726	68,840,165

The Funds 71

NOTES TO FINANCIAL STATEMENTS(continued)

sist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at August 31, 2005 are set forth in the Statement of Financial Futures.

Table 9 summarizes accumulated net unrealized appreciation on investments for each fund at August 31, 2005.

NOTE 6—Legal Matters:

In early 2004, two purported class and derivative actions were filed against Mellon Financial, Mellon Bank, N.A., Dreyfus, Founders Asset Management LLC, and certain directors of the Dreyfus Funds and the Dreyfus Founders Funds (together, the “Funds”) in the United States District Court for the Western District of Pennsylvania. In September 2004, plaintiffs served a Consolidated Amended Complaint (the “Amended Complaint”) on behalf of a purported class of all persons who acquired interests in any of the Funds between January 30, 1999 and November 17, 2003, and derivatively on behalf of the Funds.The Amended Complaint in the newly styled In re Dreyfus Mutual Funds Fee Litigation also named the Distributor, Premier Mutual Fund Services, Inc. and two additional Fund directors as defendants and alleges violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Pennsylvania Unfair Trade Practices and Consumer Protection Law and common-law claims. Plaintiffs seek to recover allegedly improper and excessive Rule 12b-1 and advisory fees allegedly charged to the Funds for marketing and distribution services. More specifically, plaintiffs claim, among other things, that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend the Funds over other funds, and that such payments were not disclosed to investors. In addition, plaintiffs assert that economies of scale and soft-dollar benefits were not passed on to the Funds. Plaintiffs further allege that 12b-1 fees were improperly charged to certain of the Funds that were closed to new investors.The Amended Complaint seeks compensatory and punitive damages, rescission of the advisory contracts, and an accounting and restitution of any unlawful fees, as well as an award of attorneys’ fees and litigation expenses. As noted, some of the claims in this litigation are asserted derivatively on behalf of the Funds that have been named as nominal defendants. With respect to such derivative claims, no relief is sought against the Funds. Dreyfus believes the allegations to be totally without merit and intends to defend the action vigorously. None of the trustees of the Trust, nor the funds, were named in the actions. In November 2004, all named defendants moved to dismiss the Amended Complaint in whole or substantial part. Briefing was completed in May 2005.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Funds believe that any of the pending actions will have a material adverse effect on the Funds or Dreyfus’ ability to perform its contract with the Funds.

Table 9.

	Cost of	Gross	Gross
	Investments ($)	Appreciation ($)	(Depreciation) ($)	Net ($)

Mellon National Intermediate Municipal Bond Fund	756,646,434	37,053,354	241,416	36,811,938
Mellon National Short-Term Municipal Bond Fund	209,906,333	570,472	872,596	(302,124)
Mellon Pennsylvania Intermediate Municipal Bond Fund	631,992,507	34,361,379	155,773	34,205,606
Mellon Massachusetts Intermediate Municipal Bond Fund	230,934,074	9,305,145	195,311	9,109,834

72

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Mellon Funds Trust:

We have audited the accompanying statements of assets and liabilities of Mellon National Intermediate Municipal Bond Fund, Mellon National Short-Term Municipal Bond Fund, Mellon Pennsylvania Intermediate Municipal Bond Fund and Mellon Massachusetts Intermediate Municipal Bond Fund of Mellon Funds Trust (collectively “the Funds”), including the statements of investments and statements of financial futures, as of August 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods indicated herein.These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.An audit includes exam-

ining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of August 31, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and the financial highlights for each of the periods indicated herein, in conformity with U.S. generally accepted accounting principles.

The Funds 73

IMPORTANT TAX INFORMATION(Unaudited)

Mellon National Intermediate Municipal Bond Fund

In accordance with federal tax law, the fund hereby makes the following designations regarding its fiscal year ended August 31, 2005:

  all the dividends paid from investment income- net are “exempt-interest dividends” (not generally subject to regular federal income tax), and the fund hereby designates $.0486 per share as a long-term capital gain distribution of the $.0593 per share paid on December 9, 2004.

As required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2005 calendar year on Form 1099-DIV which will be mailed by January 31, 2006.

Mellon National Short-Term Municipal Bond Fund

In accordance with federal tax law, the fund hereby makes the following designations regarding its fiscal year ended August 31, 2005:

  all the dividends paid from investment income- net are “exempt-interest dividends” (not generally subject to regular federal income tax), and the fund hereby designates $.0020 per share as a long-term capital gain distribution paid on December 9, 2004.

As required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2005 calendar year on Form 1099-DIV which will be mailed by January 31, 2006.

Mellon Pennsylvania Intermediate Municipal Bond Fund

In accordance with federal tax law, the fund hereby makes the following designations regarding its fiscal year ended August 31, 2005:

  all the dividends paid from investment income- net are “exempt-interest dividends” (not generally subject to regular federal income tax), and the fund hereby designates $.0829 per share as a long-term capital gain distribution of the $.0834 per share paid on December 9, 2004.

As required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 2005 calendar year on Form 1099-DIV which will be mailed by January 31, 2006.

Mellon Massachusetts Intermediate Municipal Bond Fund

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended August 31, 2005 as “exempt-interest dividends” (not generally subject to regular federal income tax).

As required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2005 calendar year on Form 1099-DIV which will be mailed by January 31, 2006.

74

INFORMATION ABOUT THE REVIEW AND APPROVAL

OF EACH FUND’ S INVESTMENT ADVISORY AGREEMENT (Unaudited)

MELLON FUNDS TRUST (Mellon National Intermediate Municipal Bond Fund, Mellon National Short-Term Municipal Bond Fund, Mellon Pennsylvania Intermediate Municipal Bond Fund and Mellon Massachusetts Intermediate Municipal Bond Fund)

At a meeting of the Board of Trustees held on March 15-16, 2005, the Board considered the re-approval of the Trust’s Investment Advisory Agreement for another one year term, pursuant to which the Investment Adviser, a division of Dreyfus, provides the funds with investment advisory services. The Board members also considered the re-approval of the Trust’s Administration Agreement with Mellon Bank for another one year term, pursuant to which Mellon Bank provides the funds with administrative services. Mellon Bank has entered into a Sub-Administration Agreement with Dreyfus pursuant to which Mellon Bank pays Dreyfus for performing certain of these administrative services. The Board members who are not “interested persons” (as defined in the Act) of the Trust were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus.

Analysis of Nature, Extent and Quality of Services Provided to the Funds. The Board members received a presentation from representatives of Dreyfus regarding services provided to the funds, and discussed the nature, extent and quality of the services provided to the funds pursuant to the Investment Advisory Agreement. Dreyfus’ representatives reviewed the funds’ distribution of accounts, and noted the diversity of distribution of the funds and Dreyfus’ corresponding need for broad, deep and diverse resources to be able to provide ongoing shareholder services to each of the funds’ distribution channels. The Board also reviewed the number of shareholder accounts in each fund, as well as each fund’s asset size.

The Board members also considered Dreyfus’ research and portfolio management capabilities and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assis-

tance in meeting legal and regulatory requirements.The Board members also considered Dreyfus’ extensive administrative, accounting and compliance infrastructure.

Comparative Analysis of the Funds’ Performance and Management Fees and Expense Ratios.

Mellon National Intermediate Municipal Bond Fund.

The Board members reviewed the fund’s performance and expense ratios and placed significant emphasis on comparisons to a group of comparable funds and Lipper averages. The Board reviewed the fund’s performance, management fee and total expense ratio within this comparison group and against the fund’s Lipper category average. The group of comparable funds was previously approved by the Board for this purpose, and was prepared using a Board-approved selection methodology that was based, in part, on selecting non-affiliated funds reported in the same Lipper category as the fund. The Board members noted that, as of December 31, 2004, the fund’s total return performance was above the averages of the comparison group and its Lipper category for the 1-, 3-and 5-year periods and that the fund’s income performance was above the averages of the comparison group and its Lipper category for the 1- and 3-year periods.The Board members also noted the fund’s number one ranking versus the comparison group for the 1-, 3-, 5- and 10-year periods ended December 31, 2004. The Board members then discussed the fund’s advisory fee and expense ratio and reviewed the range of advisory fees in the comparison group and noted that the fund’s expense ratio was lower than the average expense ratio of the comparison group and that of its Lipper category and that the fund’s expense ratio ranked in the second quartile (was among the lowest) in the comparison group.

Representatives of Dreyfus reviewed with the Board members a comparison of the fees paid to Dreyfus or its affiliates by mutual funds with similar investment objectives, policies and strategies as the fund (the “Similar Funds”). These comparison groups also compared the management fee and total expense ratios of Similar Funds.

The Funds 75

INFORMATION ABOUT THE REVIEW AND APPROVAL OF EACH FUND’ S
INVESTMENT ADVISORY AGREEMENT(Unaudited)(continued)

The Similar Funds’ comparison group was composed exclusively of investment companies managed by Dreyfus or its affiliates that were reported in the same Lipper category as the fund. Dreyfus’ representatives explained the nature of each Similar Fund and the differences, from Dreyfus’ perspective, in management of these Similar Funds compared to managing and providing other services to the fund. Dreyfus’ representatives also reviewed the costs associated with distribution through intermediaries. The Board analyzed differences in fees paid to Dreyfus and discussed the relationship of the management fees paid in light of Dreyfus’ performance and the services provided. The Similar Funds had management fees that were both higher and lower than the fund’s management fee, and management noted that the management fee of the Similar Fund (that was lower than the fund’s management fee) reflected the pricing and characteristics of an institutional fund.The Board members considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness and reasonableness of the fund’s management fee.The Board acknowledged that differences in fees paid by the Similar Funds seemed to be consistent with the services provided.

Representatives of Dreyfus stated that there were no separate accounts managed by Dreyfus or its affiliates with similar investment objectives, policies and strategies as the fund.

Mellon National Short-Term Municipal Bond Fund.

The Board members reviewed the fund’s performance and expense ratios and placed significant emphasis on comparisons to a group of comparable funds and Lipper averages. The Board reviewed the fund’s performance, management fee and total expense ratio within this comparison group and against the fund’s Lipper category average. The group of comparable funds was previously approved by the Board for this purpose, and was prepared using a Board-approved selection methodology that was based, in part, on selecting non-affiliated funds reported in the same Lipper category as the fund. The Board members noted that, as of December 31, 2004, the fund’s total return performance was below the average of the comparison group for the 1-year period, was above the average of the comparison group for the 3-year period and was above its Lipper category average for the 1- and 3-year periods, and that the fund’s income performance was above the averages of the comparison group and its Lipper category for the 1- and 3-year periods.The Board members then discussed the fund’s advisory fee and expense ratio and reviewed the range of advisory fees in the comparison group and noted that the fund’s expense ratio was lower than the average expense ratio of the comparison group and that of its Lipper category and that the fund’s expense ratio ranked in the second quartile (was among the lowest) in the comparison group.

Representatives of Dreyfus reviewed with the Board members a comparison of the fee paid to Dreyfus or its affiliates by a mutual fund with a similar investment objective and similar policies and strategies as the fund (the “Similar Fund”).This comparison group also compared the management fee and total expense ratio of the Similar Fund.The Similar Fund’s comparison group was composed exclusively of an investment company managed by Dreyfus or its affiliates that was reported in the same Lipper category as the fund. Dreyfus’ representatives explained the nature of the Similar Fund and the differences, from Dreyfus’ perspective, in management of the Similar Fund compared to managing and providing other services to the fund. Dreyfus’ representatives also reviewed the costs associated with distribution through intermediaries. Management noted that the management fee of the Similar Fund was comparable to that of the fund.The Board members considered the relevance of the fee information provided for the Similar Fund to evaluate the appropriateness and reasonableness of the fund’s management fee. The Board acknowledged that the fee paid by the Similar Fund seemed to be consistent with the services provided.

Representatives of Dreyfus stated that there were no separate accounts managed by Dreyfus or its affiliates with similar investment objectives, policies and strategies as the fund.

76

Mellon Pennsylvania Intermediate Municipal Bond Fund. The Board members reviewed the fund’s performance and expense ratios and placed significant emphasis on comparisons to a group of comparable funds and Lipper averages. The Board reviewed the fund’s performance, management fee and total expense ratio within this comparison group and against the fund’s Lipper category average. The group of comparable funds was previously approved by the Board for this purpose, and was prepared using a Board-approved selection methodology that was based, in part, on selecting non-affiliated funds reported in the same Lipper category as the fund.The Board members noted that the fund’s comparison group consisted of only one other fund.The Board members also noted that, as of December 31, 2004, the fund’s total return performance was higher than that of the other fund in the comparison group for the 1-year period, was comparable to that of the other fund for the 3- and 5-year periods and was above its Lipper category average for the 1-, 3- and 5-year periods and that the fund’s income performance was comparable to that of the other fund for the 1-year period and was below that of the other fund for the 3-year period. The Board members then discussed the fund’s advisory fee and expense ratio and reviewed the range of advisory fees in the comparison group and noted that the fund’s expense ratio was lower than the average expense ratio of the other fund in the comparison group and was lower than the average of the fund’s Lipper category.

Representatives of Dreyfus reviewed with the Board members a comparison of the fee paid to Dreyfus or its affiliates by a mutual fund with a similar investment objective and similar policies and strategies as the fund (the “Similar Fund”).This comparison group also compared the management fee and total expense ratio of the Similar Fund.The Similar Fund’s comparison group was composed exclusively of an investment company managed by Dreyfus or its affiliates that was reported in the same Lipper category as the fund. Dreyfus’ representatives explained the nature of the Similar Fund and the differences, from Dreyfus’ perspective, in management of the Similar Fund compared to managing and providing other services to the fund. Dreyfus’ representatives also reviewed the costs associated with distribution through intermediaries. The Board analyzed differences in fees paid to Dreyfus and discussed the relationship of the management fees paid in light of Dreyfus’ performance and the services provided. Management noted that the management fee of the Similar Fund was comparable to that of the fund.The Board members considered the relevance of the fee information provided for the Similar Fund to evaluate the appropriateness and reasonableness of the fund’s management fee.The Board acknowledged that the fee paid by the Similar Fund seemed to be consistent with the services provided.

Representatives of Dreyfus stated that there were no separate accounts managed by Dreyfus or its affiliates with similar investment objectives, policies and strategies as the fund.

Mellon Massachusetts Intermediate Municipal Bond Fund. The Board members reviewed the fund’s performance and expense ratios and placed significant emphasis on comparisons to a group of comparable funds and Lipper averages. The Board reviewed the fund’s performance, management fee and total expense ratio within this comparison group and against the fund’s Lipper category average.The group of comparable funds was previously approved by the Board for this purpose, and was prepared using a Board-approved selection methodology that was based, in part, on selecting non-affiliated funds reported in the same Lipper category as the fund. The Board members noted that the fund’s comparison group consisted of only two other funds for the 1-year period, and only one other fund for the 3- and 5-year periods, ended December 31, 2004 The Board members also noted that, as of December 31, 2004, the fund’s total return performance was higher than that of the other two funds in the comparison group for the 1-year period and was higher than that of the other fund for the 3- and 5-year periods and that the fund’s income performance was higher than that of the other funds in the comparison group for the 1-year period and was comparable to

The Funds 77

INFORMATION ABOUT THE REVIEW AND APPROVAL OF EACH FUND’ S
INVESTMENT ADVISORY AGREEMENT(Unaudited)(continued)

that of the other fund for the 3- and 5-year periods.The Board members then discussed the fund’s advisory fee and expense ratio and reviewed the range of advisory fees in the comparison group and noted that the fund’s expense ratio was lower than the average expense ratio of the comparison group and that of its Lipper category and that the fund’s expense ratio ranked first (was the lowest) in the comparison group.The Board members also considered Mellon Bank’s contractual undertaking for the fund in effect through September 30, 2007.

Representatives of Dreyfus reviewed with the Board members a comparison of the fees paid to Dreyfus or its affiliates by mutual funds with similar investment objectives, policies and strategies as the fund (the “Similar Funds”). These comparison groups also compared the management fee and total expense ratios of Similar Funds. The Similar Funds’ comparison group was composed exclusively of investment companies managed by Dreyfus or its affiliates that were reported in the same Lipper category as the fund. Dreyfus’ representatives explained the nature of each Similar Fund and the differences, from Dreyfus’ perspective, in management of these Similar Funds compared to managing and providing other services to the fund. Dreyfus’ representatives also reviewed the costs associated with distribution through intermediaries. The Board analyzed differences in fees paid to Dreyfus and discussed the relationship of the management fees paid in light of Dreyfus’ performance and the services provided. The Similar Funds had management fees that were both higher and lower than the fund’s management fee, and management noted that the management fee of the Similar Fund (that was lower than the fund’s management fee) reflected the pricing of an institutional fund. The Board members considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness and reasonableness of the fund’s management fee.The Board acknowledged that differences in fees paid by the Similar Funds seemed to be consistent with the services provided.

Representatives of Dreyfus stated that there were no separate accounts managed by Dreyfus or its affiliates with similar investment objectives, policies and strategies as the fund.

Analysis of Profitability and Economies of Scale. Dreyfus’ representatives reviewed the dollar amount of expenses allocated and profit received by Dreyfus and its affiliates with respect to each fund and the method used to determine such expenses and profit. The Board received and considered information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex.The Dreyfus representatives stated that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable. The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the funds.The Board members evaluated the analysis in light of the relevant circumstances for each fund, and the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund investors.The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources. The Board members also considered potential benefits to Dreyfus and its affiliates, including Mellon Fund Advisers, from acting as investment adviser with respect to each fund.

It was noted that the Board members should consider Dreyfus’ profitability with respect to each fund as part of their evaluation of whether the fees under the Investment Advisory Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services and that a dis-

78

cussion of economies of scale are predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. The Board members also discussed the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. It was noted that the profitability percentage for managing each fund was not unreasonable given the fund’s overall performance and generally superior service levels provided.

At the conclusion of these discussions, each of the Board Members expressed the opinion that he or she had been furnished with sufficient information to make an informed business decision with respect to the continuation of the Trust’s Investment Advisory Agreement. Based on their discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and qual- ity of the services provided by Dreyfus are adequate and appropriate.
  The Board was generally satisfied with the each fund’s performance, noting in particular, with respect to Mellon National Intermediate Municipal Bond Fund, the fund’s strong total return performance over a 10-year period ended December 31, 2004.
  The Board concluded that the fee paid by each fund to Mellon Fund Advisers was reasonable in light of comparative performance and expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by Dreyfus and its affiliates from its relation- ship with the funds.
  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in con- nection with the management of the funds had been adequately considered by Dreyfus in connection with the management fee rate charged to each fund, and that, to the extent in the future it were to be determined that material economies of scale had not been shared with the funds, the Board would seek to have those economies of scale shared with fund shareholders.

The Board members considered these conclusions and determinations and, without any one factor being dispositive, the Board determined that re-approval of the Trust’s Investment Advisory Agreement and Administration Agreement with respect to the funds was in the best interests of each fund and its respective shareholders.

The Funds 79

BOARD MEMBERS INFORMATION(Unaudited)

Patrick J. O’Connor (62)
Chairman of the Board (2000)
Principal Occupation During Past 5 Years:
• Attorney, Cozen and O’Connor, P.C. since 1973, including Vice
Chairman since 1980 and Chief Executive Officer and President since 2002
Other Board Memberships and Affiliations:
• Board of Consultors of Villanova University School of Law,
Board Member
• Temple University,Trustee
• Philadelphia Police Foundation, Board Member
• Philadelphia Children’s First Fund, Board Member
• Committee on Rules of Evidence of Pennsylvania Supreme
Court,Vice Chair
• American College of Trial Lawyers, Fellow
• Historical Society of the United States District Court for the
Eastern District of Pennsylvania, Director
No. of Portfolios for which Board Member Serves: 16

———————
Ronald R. Davenport (69)
Board Member (2000)
Principal Occupation During Past 5 Years:
• Chairman of Sheridan Broadcasting Corporation since July 1972
Other Board Memberships and Affiliations:
• American Urban Radio Networks, Co-Chairman
• Aramark Corporation, Board Member
• Momentum Equity Group LLC, Director
No. of Portfolios for which Board Member Serves: 16

———————

John L. Diederich (68)
Board Member (2000)
Principal Occupation During Past 5 Years:
• Chairman of Digital Site Systems, Inc., a privately held software company providing internet service to the construction materials industry, since July 1998
Other Board Memberships and Affiliations:
• Continental Mills, a dry baking products company, Board Member
• Pittsburgh Parks Conservancy, Board Member
No. of Portfolios for which Board Member Serves: 16

Maureen D. McFalls (60)
Board Member (2000)
Principal Occupation During Past 5 Years:
• Director of the Office of Government Relations at Carnegie
Mellon University since January 2000
• Manager, Government Communications, of the Software
Engineering Institute at Carnegie Mellon University from
March 1994 to December 1999
Other Board Memberships and Affiliations:
• Maglev, Inc., a company seeking a partnership between industry and government in Pennsylvania to create a magnetically levitated high-speed transportation system, Board Member representing
Carnegie Mellon University
• Coro Center For Civic Leadership, Board Member
• Pennsylvania Association for Individuals with Disabilities,
Board Member
No. of Portfolios for which Board Member Serves: 16

———————
Kevin C. Phelan (61)
Board Member (2000)
Principal Occupation During Past 5 Years:
• Mortgage Banker, Meredith & Grew, Inc. since March 1978,
including Executive Vice President and Director
since March 1998
Other Board Memberships and Affiliations:
• Greater Boston Chamber of Commerce, Director
• Fiduciary Trust, Director
• St. Elizabeth’s Medical Center of Boston, Board Member
• Providence College,Trustee
• Simmons College,Trustee
• Newton Country Day School, Chairman of the Board
• Board of Visitors of Babson College, Board Member
• Board of Visitors of Boston University School of Public Health,
Board Member
• Boston Public Library Foundation, Director
• Boston Foundation, Director
• Boston Municipal Research Bureau, Board Member
• Boys and Girls Club of Boston, Board Member
• Greater Boston Real Estate Board, Director
No. of Portfolios for which Board Member Serves: 16

80

Patrick J. Purcell (57)
Board Member (2000)
Principal Occupation During Past 5 Years:
• Owner, President and Publisher of The Boston Herald since
February 1994
• President and Founder, jobfind.com, an employment search site on the world wide web, since July 1996
• President and Chief Executive Officer, Herald Media since 2001
Other Board Memberships and Affiliations:
• The American Ireland Fund, an organization that raises funds for philanthropic projects in Ireland, Director
• The Genesis Fund, an organization that raises funds for the spe-
cialized care and treatment of New England area children born with birth defects, mental retardation and genetic diseases,
Board Member
• United Way of Massachusetts Bay, Board Member
• Greater Boston Chamber of Commerce, Board Member
• St. John’s University,Trustee
No. of Portfolios for which Board Member Serves: 16

Thomas F. Ryan, Jr. (64)
Board Member (2000)
Principal Occupation During Past 5 Years:
• Retired since April 1999
• President and Chief Operating Officer of the American Stock
Exchange from October 1995 to April 1999
Other Board Memberships and Affiliations:
• Boston College,Trustee
• Brigham & Women’s Hospital,Trustee
• New York State Independent System Operator, a non-profit
organization which administers a competitive wholesale market for electricity in New York State, Director
• RepliGen Corporation, a biopharmaceutical company, Director
No. of Portfolios for which Board Member Serves: 16

Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-645-6561. For individual account holders for Private Wealth Management clients, please contact your account officer or call 1-888-281-7350.

The Funds 81

OFFICERS OF THE TRUST (Unaudited)

LAWRENCE P. KEBLUSEK, President since June 2003.

As Chief Investment Officer of Mellon’s Private Wealth Management group, Mr. Keblusek is responsible for investment strategy, policy and implementation for Mellon’s Private Wealth Management group. Prior to joining Mellon, Mr. Keblusek was a Managing Director at Citigroup since 1995. He was previously a Vice President of the Trust. He is 55 years old and has been employed by Mellon since August 2002.

MARK N. JACOBS, Vice President since June 2000.

Executive Vice President, Secretary and General Counsel of Dreyfus, and an officer of 91 investment companies (comprised of 200 portfolios) managed by Dreyfus. He is 59 years old and has been an employee of Dreyfus since June 1977.

CHRISTOPHER SHELDON, Vice President since June 2003.

As director of Investment Strategy for Mellon’s Private Wealth Management group since April 2003, Mr. Sheldon manages the analysis and development of investment and asset allocation strategies and investment product research. Prior to assuming his current position, Mr. Sheldon was the West Coast managing director of Mellon’s Private Wealth Management group from 2001-2003 and its regional manager from 1998-2001. He is 38 years old has been employed by Mellon since January 1995.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Associate General Counsel of Dreyfus, and an officer of 91 investment companies (comprised of 200 portfolios) managed by Dreyfus. He is 45 years old and has been an employee of Dreyfus since October 1991.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel and Assistant Secretary of Dreyfus, and an officer of 91 investment companies (comprised of 200 portfolios) managed by Dreyfus. He is 39 years old and has been an employee of Dreyfus since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel and Assistant Secretary of Dreyfus, and an officer of 91 investment companies (comprised of 200 portfolios) managed by Dreyfus. She is 49 years old and has been an employee of Dreyfus since October 1998.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel and Assistant Secretary of Dreyfus, and an officer of 91 investment companies (comprised of 200 portfolios) managed by Dreyfus. He is 43 years old and has been an employee of Dreyfus since June 2000.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of Dreyfus, and an officer of 91 investment companies (comprised of 200 portfolios) managed by Dreyfus. She is 42 years old and has been an employee of Dreyfus since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of Dreyfus, and an officer of 91 investment companies (comprised of 200 portfolios) managed by Dreyfus. He is 42 years old and has been an employee of Dreyfus since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of Dreyfus, and an officer of 91 investment companies (comprised of 200 portfolios) managed by Dreyfus. He is 53 years old and has been an employee of Dreyfus since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of Dreyfus, and an officer of 91 investment companies (comprised of 200 portfolios) managed by Dreyfus. He is 40 years old and has been an employee of Dreyfus since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of Dreyfus, and an officer of 91 investment companies (comprised of 200 portfolios) managed by Dreyfus. He is 46 years old and has been an employee of Dreyfus since April 1985.

82

GREGORY S. GRUBER, Assistant Treasurer since March 2000.

Senior Accounting Manager – Municipal Bond Funds of Dreyfus, and an officer of 91 investment companies (comprised of 200 portfolios) managed by Dreyfus. He is 46 years old and has been an employee of Dreyfus since August 1981.

ERIK D. NAVILOFF, Assistant Treasurer since December 2002.

Senior Accounting Manager – Taxable Fixed Income Funds of Dreyfus, and an officer of 91 investment companies (comprised of 200 portfolios) managed by Dreyfus. He is 37 years old and has been an employee of Dreyfus since November 1992.

ROBERT ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager – Money Market Funds of Dreyfus, and an officer of 91 investment companies (comprised of 200 portfolios) managed by Dreyfus. He is 41 years old and has been an employee of Dreyfus since October 1988.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of Dreyfus, and an officer of 91 investment companies (comprised of 200 portfolios) managed by Dreyfus. He is 38 years old and has been an employee of Dreyfus since November 1990.

KENNETH J. SANDGREN, Assistant Treasurer since November 2001.

Mutual Funds Tax Director of Dreyfus, and an officer of 91 investment companies (comprised of 200portfolios) managed by Dreyfus. He is 51 years old and has been an employee of Dreyfus since June 1993.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (91 investment companies, comprising 200 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 48 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since September 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 87 investment companies (comprised of 196 portfolios) managed by Dreyfus. He is 35 years old and has been an employee of the Distributor since October 1998.

The Funds 83

For More Information

Mellon Funds Trust
c/o The Dreyfus Corporation 200 Park Avenue New York, NY 10166
Investment Adviser Mellon Fund Advisers, a division of The Dreyfus Corporation 200 Park Avenue New York, NY 10166
Administrator
Mellon Bank, N.A. One Mellon Bank Center Pittsburgh, PA 15258
Sub-Administrator
The Dreyfus Corporation 200 Park Avenue New York, NY 10166
Custodian
Mellon Bank, N.A. One Mellon Bank Center Pittsburgh, PA 15258
Transfer Agent & Dividend Disbursing Agent
Dreyfus Transfer, Inc. 200 Park Avenue New York, NY 10166
Distributor Dreyfus Service Corporation 200 Park Avenue New York, NY 10166

Telephone Private Wealth Management (PWM) Clients, please contact your Account Officer or call 1-888-281-7350. Brokerage Clients of Mellon Private Wealth Advisors (MPWA), please contact your financial representative or call 1-800-830-0549-Option 2. Individual Account holders, please call Dreyfus at 1-800-896-8167.

Mail PWM Clients, write to your Account Officer, c/o Mellon Bank, N.A., One Mellon Bank Center, Pittsburgh, PA 15258

MPWA Brokerage Clients, write to your financial representative, P.O. Box 9012, Hicksville, NY 11802–9012

Individual Account Holders, write to: Mellon Funds, P.O. Box 55268, Boston, MA 02205–8502

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how the fund voted proxies relating to portfolio securities for the 12-month period ended June 30, 2005, is available on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-645-6561.

©2005 Dreyfus Service Corporation
MFTAR0805-MB

The Mellon Funds

Mellon Money Market Fund

Mellon National Municipal Money Market Fund

ANNUAL REPORT August 31, 2005

Contents

The Funds

Letter from the President	2
Discussion of Funds’ Performance
Mellon Money Market Fund	3
Mellon National Municipal
Money Market Fund	5
Understanding Your Fund’s Expenses	7
Comparing Your Fund’s Expenses
With Those of Other Funds	7
Statements of Investments	8
Statements of Assets and Liabilities	15
Statements of Operations	16
Statements of Changes in Net Assets	17
Financial Highlights	18
Notes to Financial Statements	22
Report of Independent Registered
Public Accounting Firm	26
Important Tax Information	27
Information About the Review
and Approval of Each Fund’s
Investment Advisory Agreement	28
Board Members Information	31
Officers of the Fund	33

For More Information

Back cover

The views expressed herein are current to the date of this report. These views and the composition of the funds’ portfolios are subject to change at any time based on market and other conditions.

  Not FDIC-Insured
  Not Bank-Guaranteed
  May Lose Value

The Funds

This annual report for The Mellon Funds covers the period from September 1, 2004, through August 31, 2005. Inside, you’ll find valuable information about how the funds were managed during the reporting period, including discussions with each fund’s portfolio manager.

On average, U.S. stock prices ended the reporting period higher than where they began. However, most of the equity markets’ gains occurred during the closing months of 2004. So far in 2005, positive factors, including steady economic growth and higher corporate profits, were largely offset by headwinds, such as sharply higher energy prices and rising short-term interest rates.Against the same backdrop and, contrary to historical norms, bonds generally rallied as inflation appeared to remain low and demand for U.S. fixed-income securities was robust, particularly from overseas investors. In global markets, international stocks generally rose more than U.S. stocks over the past year, with gains achieved in the industrialized markets of Europe and Asia, as well as many of the emerging markets.

Recent shocks to the U.S. economy — including sharply higher gasoline prices and other consequences of Hurricane Katrina — have added a degree of uncertainty to the outlook for stocks and bonds. However, our economists currently believe that the economy should continue to grow without either entering a recession or triggering a significant acceleration of inflation.As always, we encourage you to discuss the potential implications of these and other matters with your portfolio manager.

DISCUSSION OF
FUND PERFORMANCE

J. Christopher Nicholl, Portfolio Manager
How did Mellon Money Market Fund perform
during the period?

For the 12-month period ended August 31, 2005, the fund produced yields of 2.27% for its Class M shares and 2.03% for its Investor shares.Taking into account the effects of compounding, the fund also produced effective yields of 2.30% and 2.05% for its Class M shares and Investor shares, respectively. 1

Yields of money market securities rose steadily over the reporting period, primarily in response to higher short-term interest rates from the Federal Reserve Board (the “Fed”).

What is the fund’s investment approach?

The fund seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. To pursue its goal, the fund invests in a diversified portfolio of high-quality, short-term debt securities, including U.S. government securities; certificates of deposit, time deposits, bankers’ acceptances and other short-term domestic or foreign bank obligations; repurchase agreements; asset-backed securities; high-grade commercial paper and other short-term corporate obligations; and taxable municipal obligations. Normally, the fund invests at least 25% of its net assets in bank obligations.

What other factors influenced the fund’s performance?

The fund’s performance was mainly influenced by the Fed’s ongoing efforts to move away from its accommodative monetary policy of the past several years. The Fed raised short-term interest rates by 25 basis points at each of eight meetings of its Federal Open Market Committee (FOMC) during the reporting period, driving the overnight federal funds rate from 1.5% at the start of the reporting period to 3.5% by the reporting period’s end.

The Fed’s credit tightening campaign occurred in an environment of moderate economic growth. Despite occasional concerns among analysts that the economy might be growing too robustly, potentially igniting inflationary pressures, or too weakly, increasing the risk of recession, U.S. gross domestic product continued to expand steadily throughout the reporting period. More specifically, U.S. GDP rose at annualized rates of 3.1% in the fourth quarter of 2004, 3.5% during the first quarter of 2005 and 3.3% for the second quarter of 2005. Inflation remained at relatively low levels, as discounts from automobile manufacturers and apparel retailers offset soaring energy prices during the spring and summer of 2005.

Unlike some previous cycles of rising interest rates, this time the Fed’s policy intentions were made clear to investors by Chairman Alan Greenspan and other Fed governors, which helped the market respond to rate hikes in an orderly fashion. The Fed’s “transparency” helped keep market volatility unusually low while yields rose gradually and steadily among money market securities with maturities between one day and one year. Indeed, yields of longer-term fixed-income securities ended the reporting period little changed from where they began, a situation that Fed Chairman Greenspan called “a conundrum.”

For much of the reporting period, we maintained the fund’s weighted average maturity in a range we considered modestly shorter than industry averages.This positioning was designed to maintain the liquidity the fund needed to capture higher yields as interest rates rose.At times, however, when yield differences between short-and longer-term money market instruments widened due to shifts in economic expectations and investor sentiment, we extended the fund’s weighted average maturity temporarily to participate in the higher yields offered by securities in the two- to six-month range.

We adjusted this strategy during the final months of the reporting period, when we believed longer-term yields

The Funds 3

DISCUSSION OF FUND PERFORMANCE (continued)

became more attractive and the risks between the Fed continuing to tighten and the Fed pausing to assess economic growth became a bit more balanced. Accordingly, we extended the fund’s weighted average maturity toward a range that was in line with to slightly longer than industry averages, including occasional purchases of money market instruments with one-year maturities.

Over the course of the reporting period, we generally increased the fund’s holdings of bank certificates of deposit and decreased its exposure to commercial paper. We continue to find the taxable municipals attractive, and have sought to increase our exposure to that sector.

What is the fund’s current strategy?

Although we expect the Fed to continue to raise short-term interest rates at upcoming FOMC meetings, we believe that the effects of Hurricane Katrina, in tandem with the Fed’s previous rate hikes, have made it far more difficult to plot the Fed’s likely path. If these factors have constrained the rate of economic growth and inflation remains benign, the Fed may have relatively few rate-hikes left in store. On the other hand, rising inflationary pressures and robust economic growth could lead to more interest-rate increases than most analysts currently anticipate. Consequently, we have continued to maintain the fund’s weighted average maturity in the neutral range.

September 15, 2005

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

1 Effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields fluctuate.

4

DISCUSSION OF
FUND PERFORMANCE

J. Christopher Nicholl, Portfolio Manager

How did Mellon National Municipal Money Market Fund perform during the period?

For the 12-month period ended August 31, 2005, the fund produced yields of 1.67% for its Class M shares and 1.42% for its Investor shares.Taking into account the effects of compounding, the fund also produced effective yields of 1.68% and 1.43% for its Class M shares and Investor shares, respectively. 1

Yields of tax-exempt money market securities rose steadily over the reporting period, primarily in response to higher short-term interest rates from the Federal Reserve Board (the “Fed”).

What is the fund’s investment approach?

The fund seeks as high a level of current income exempt from federal income tax as is consistent with the preservation of capital and maintenance of liquidity.To pursue its goal, the fund invests at least 80% of its assets in short-term municipal obligations that provide income exempt from federal income tax. Among these are municipal notes, short-term municipal bonds, tax-exempt commercial paper and municipal leases.The fund may invest up to 20% of its total assets in taxable money market securities, such as U.S. government obligations, bank and corporate obligations and commercial paper.

What other factors influenced the fund’s performance?

The fund’s performance was mainly influenced by the Fed’s ongoing efforts to move away from its accommodative monetary policy of the past several years. The Fed raised short-term interest rates by 25 basis points at each of eight meetings of its Federal Open Market Committee (FOMC) during the reporting period, driving the overnight federal funds rate from 1.5% at the start of the reporting period to 3.5% by the reporting period’s end. Unlike some previous cycles of rising interest rates, this time the Fed’s policy intentions were made clear to investors by Chairman Alan Greenspan and other Fed governors, which helped keep market volatility relatively low.

The Fed’s credit tightening campaign occurred in an environment of moderate economic growth. Despite occasional concerns among analysts that the economy might be growing too robustly, potentially igniting inflationary pressures, or too weakly, increasing the risk of recession, U.S. gross domestic product continued to expand steadily throughout the reporting period. More specifically, U.S. GDP rose at annualized rates of 3.1% in the fourth quarter of 2004, 3.5% during the first quarter of 2005 and 3.3% for the second quarter of 2005. Inflation remained at relatively low levels, as discounts from automobile manufacturers and apparel retailers offset soaring energy prices during the spring and summer of 2005.

Better economic conditions helped improve the fiscal conditions of many states and municipalities. As a result, issuers had less need to borrow to cover budget shortfalls, and the supply of newly issued tax-exempt money market instruments fell compared to the same period one year earlier. Moderating supply amid robust investor demand, including participation of non-traditional investors such as hedge funds and insurance companies, generally put downward pressure on tax-exempt money market yields.

For much of the reporting period, we maintained the fund’s weighted average maturity in a range we considered very short.This positioning was designed to maintain the liquidity the fund needed to capture higher yields quickly as interest rates rose. However, most other money market funds adopted a similar strategy, so the fund’s weighted average maturity generally remained in line with industry averages. In fact, the industry’s weighted average maturity in May 2005 fell to the shortest point on record.At times,when yield differences between short- and longer-term money market instruments widened due to investor sentiment and technical

The Funds 5

DISCUSSION OF FUND PERFORMANCE (continued)

factors, we extended the fund’s weighted average maturity temporarily to participate in the higher yields offered by securities in the two- to six-month range.

We adjusted this strategy during the final months of the reporting period, when we believed longer-term yields became more attractive and the risks between the Fed continuing to tighten and the Fed pausing to assess economic growth became a bit more balanced. Accordingly, we extended the fund’s weighted average maturity modestly, including occasional purchases of municipal money market instruments with maturities of six months. As part of this strategy, we increased the fund’s holdings of tax-exempt commercial paper and reduced its exposure to variable-rate demand notes on which yields are reset daily or weekly.

What is the fund’s current strategy?

Although we expect the Fed to continue to raise short-term interest rates at upcoming FOMC meetings, we believe that the effects of Hurricane Katrina, in tandem with the Fed’s previous rate hikes, have made it far more difficult to plot the Fed’s likely path. If these factors have constrained the rate of economic growth and inflation remains benign,the Fed may have relatively few rate-hikes left in store. On the other hand, rising inflationary pressures and robust economic growth could lead to more interest-rate increases than most analysts currently anticipate. Consequently, we have continued to maintain the fund’s weighted average maturity in the neutral range.

September 15, 2005

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

1 Effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields fluctuate. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of the funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in each class of each fund from March 1, 2005 to August 31, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return.You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

† Expenses are equal to the Mellon Money Market Fund annualized expense ratio of .31% for Class M and .57% for Investor Class and Mellon National Municipal Money Market Fund, .32% for Class M and .57% for Investor Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Funds 7

STATEMENT OF INVESTMENTS
August 31, 2005

Mellon Money Market Fund

	Principal			Principal
Bond Anticipation Notes—1.4%	Amount ($)	Value ($)	Commercial Paper (continued)	Amount ($)	Value ($)

Camden County Improvement			DEPFA Bank PLC, Discount Notes
Authority 4.22%, 8/3/2006			3.55%, 9/26/2005	30,000,000 [a]	29,926,250
(cost $9,300,000)	9,300,000	9,300,000	General Electic Capital Corp.,

			Discount Notes
Negotiable Bank			3.52%, 9/2/2005	33,000,000	32,996,773

Certificates of Deposit—22.1%			Lloyds TSB Bank PLC,

Barclays Bank PLC NY (Yankee)			Discount Notes
3.70%, 11/8/2005	15,000,000	15,000,000	3.38%, 10/19/2005	20,000,000	19,998,756
BNP Paribas NY (Yankee)			Michigan State, General Obligation
3.77%-3.80%,			3.60%, 10/4/2005	19,030,000	19,030,000
11/23/2005-12/28/2005	30,000,000	29,998,654	Oakland-Alameda County
Credit Suisse First			Coliseum Authority
Boston (Yankee)			3.68%, 10/7/2005	15,200,000	15,200,000
3.27%, 9/2/2005	30,000,000	30,000,008	Prudential Funding LLC
Rabobank Nederland (Yankee)			3.46%, 9/1/2005	30,000,000	30,000,000
3.58%, 12/28/2005	15,000,000	14,998,065	Rabobank USA Finance Corp.,
Toronto Dominion Bank			Discount Notes
NY (Yankee)			3.53%, 9/23/2005	15,000,000	14,967,733
3.50%, 12/29/2005	30,000,000	30,000,921	Salvation Army
Wells Fargo Bank N.A.			3.47%-3.95%,
3.50%, 9/20/2005	30,000,000	29,999,979	10/31/2005-12/13/2005	27,145,000	27,145,000
Total Negotiable			Texas State Public Finance
Bank Certificates of Deposit			Authority, Discount Notes
(cost $149,997,627)		149,997,627	3.63%, 10/11/2005	29,500,000	29,498,876

			Transmission Authority of
Commercial Paper—52.4%			Northern California

			3.75%, 12/1/2005	3,725,000	3,725,000
AIG Funding Inc., Discount Notes			UBS Finance Delaware LLC,
3.38%, 9/8/2005	34,000,000	33,977,787	Discount Notes
Alaska Housing Finance Corp.,			3.59%, 10/3/2005	30,000,000	29,904,800
Discount Notes
3.47%-3.60%,			Total Commercial Paper
9/7/2005-10/4/2005	30,100,000	30,041,822	(cost $356,343,836)		356,343,836

American Express Co.,
Discount Notes			Mandatory Demand Note—1.0%

3.52%, 9/22/2005	30,000,000	29,938,750	Grand Prairie Texas Sports Facility
ChevronTexaco Corp.,			Development Corp., Inc.
Discount Notes			2.53%, 9/15/2005
3.48%, 9/9/2005	10,000,000	9,992,289	(cost $6,535,000)	6,535,000	6,535,000

8

Mellon Money Market Fund (continued)

Variable Rate	Principal			Principal
Demand Notes—18.5%	Amount ($)	Value ($)		Amount ($)	Value ($)

Bochasanwasi Shree			Tulsa Oklahoma Airport
Akshar Purushottam			Improvement Trust
Swaminaryan Sanstha			3.61%, 9/7/2005	17,150,000 [b]	17,150,000
3.80%, 9/7/2005	6,100,000 [b]	6,100,000	Washington State Housing
Cleveland Ohio Airport Systems			Finance Commission
3.60%, 9/7/2005	15,200,000 [b]	15,200,000	3.58%-3.65%,
Cuyahoga County			9/1/2005	9,985,000 [b]	9,985,000
3.62%, 9/7/2005	1,500,000 [b]	1,500,000	Total Variable Rate
Eskaton Lodge Granite			Demand Notes
3.61%, 9/1/2005	7,000,000 [b]	7,000,000	(cost $125,415,000)		125,415,000

General Secretariate OAS
3.50%, 9/7/2005	4,370,000 [b]	4,370,000	Repurchase Agreement—4.7%

Mullenix-St. Charles			JPMorgan Securities,
3.65%, 9/7/2005	7,000,000 [b]	7,000,000	3.48%, dated 8/31/2005,
New Jersey Economic			due 9/1/2005 in the amount
Development Authority			of $32,003,093 (fully collateralized
3.51%, 9/7/2005-9/30/2005	19,400,000 [b]	19,400,000	by $32,317,000 U.S. Treasury
New York State			Notes, 4.125%, due 8/15/2008,
Dormitory Authority			value $32,640,170)
3.64%, 9/7/2005	10,300,000 [b]	10,300,000	(cost $32,000,000)	32,000,000	32,000,000

New York State Housing
Finance Agency			Total Investments
3.56%, 9/7/2005	8,000,000 [b]	8,000,000	(cost $679,591,463)	100.1%	679,591,463
Pitney Road Partners			Liabilities, Less Cash
3.61%, 9/7/2005	5,010,000 [b]	5,010,000	and Receivables	(.1%)	(382,066)
Sacramento County			Net Assets	100.0%	679,209,397
3.55%, 9/7/2005	14,400,000 [b]	14,400,000

a Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2005, these securities amounted to $29,926,250 or 4.4% of net assets.

b Variable interest rate—subject to periodic change.

Portfolio Summary	(Unaudited) †

		Value (%)		Value (%)

Banking		36.0	Brokerage	4.7
Insurance		9.4	Financial Services	4.4
Housing		8.1	Other	27.0
Industrial Revenue		5.6
Finance		4.9		100.1

† Based on net assets.
See notes to financial statements.

The Funds 9

STATEMENT OF INVESTMENTS
August 31, 2005

Mellon National Municipal Money Market Fund

Tax Exempt	Principal				Principal
Investments—99.7%	Amount ($)		Value ($)		Amount ($)		Value ($)

Alabama—4.8%				Colorado (continued)
Birmingham-Carraway Special Care				Colorado Health Facilities Authority,
Facilities Financing Authority,				Health Care Facilities Revenue
Health Care Facilities Revenue				(Exempla Inc.) 2.40%
(Carraway Methodist Hospitals)				(LOC; U.S. Bank NA)	9,755,000	[a]	9,755,000
2.36% (LOC; Amsouth Bank)	15,000,000	[a]	15,000,000	Dove Valley Metropolitan District,
Daphne-Villa Mercy Special Care				GO Notes 1.95%, 11/1/2005
Facilities Financing Authority,				(LOC; BNP Paribas)	3,590,000		3,590,000
Health Care Facilities Revenue				Pinery West Metropolitan District
(Mercy Medical Project)				Number 2, GO Notes 1.95%,
2.34% (LOC; Amsouth Bank)	4,200,000	[a]	4,200,000	11/1/2005 (LOC; U.S. Bank NA)	7,015,000		7,015,000
Port City Medical Clinic Board,				Westminster Economic Development
Health Care Facilities Revenue				Authority, Tax Increment Revenue
(Infirmary Health Systems):				(North Huron Urban Renewal)
2.48% (Insured; AMBAC and				2.52% (LOC; DEPFA Bank PLC)	22,650,000	[a]	22,650,000
Liquidity Facility: Bank of				Connecticut—1.2%
Nova Scotia and KBC Bank)	200,000	[a]	200,000
2.51% (Insured; AMBAC and				Connecticut Health and Educational
Liquidity Facility: Bank of				Facility Authority, College and
Nova Scotia and KBC Bank)	10,000,000	[a]	10,000,000	University Revenue
				(Yale University) 2.25%	7,250,000	[a]	7,250,000
Arizona—.6%
				Florida—2.4%
Maricopa County Industrial
Development Authority,				Broward County Housing Finance
MFHR (Gran Victoria Housing				Authority MFHR, Refunding
LLC Project) 2.49%				(Waters Edge Project)
(Insured; FNMA)	4,000,000	[a]	4,000,000	2.50% (Insured; FNMA)	6,740,000	[a]	6,740,000
Arkansas—.7%				Sunshine State Governmental
				Financing Commission,
Arkansas Development Finance				Revenue 2.36% (Insured;
Authority, Revenue (Higher				AMBAC and Liquidity Facility;
Education Capital Asset				Dexia Credit Locale)	8,000,000	[a]	8,000,000
Program) 2.53% (Insured; FGIC
and Liquidity Facility; Citibank)	4,500,000	[a]	4,500,000	Georgia—7.9%
California—1.8%				Burke County Development Authority,
				PCR (Oglethorpe Power Corp.)
Los Angeles Community				2.35% (Insured; FGIC and Liquidity
				Facility; Bayerische Landesbank)	12,595,000
Redevelopment Agency,						[a]	12,595,000
COP (Baldwin Hills Public Park)
2.25% (LOC; Wells Fargo Bank)	7,000,000	[a]	7,000,000	Clayton County Housing Authority,
				MFHR, Refunding (Chateau
Ventura County Public Finance				Forest Apartments) 2.44%
Authority, LR, CP 2.50%,				(Insured; FSA and Liquidity
				Facility; Societe Generale)	6,530,000
9/8/2005 (LOC; Scotiabank)	4,200,000		4,200,000			[a]	6,530,000
Colorado—8.0%				Conyers-Rockdale-Big Haynes
Castlewood Ranch Metropolitan				Impoundment Authority,
District, GO Notes 2.30%,				Revenue 2.37% (Insured; FSA and
12/1/2005 (LOC; U.S. Bank NA)	6,050,000		6,050,000	Liquidity Facility; Wachovia Bank)	7,200,000	[a]	7,200,000

10

Mellon National Municipal Money Market Fund (continued)

Tax Exempt	Principal				Principal
Investments (continued)	Amount ($)		Value ($)		Amount ($)		Value ($)

Georgia (continued)				Illinois (continued)
Marietta Housing Authority,				Illinois Health Facilities
MFHR, Refunding				Authority, Revenue (continued):
(Summit) 2.50% (Insured; FNMA)	4,900,000	[a]	4,900,000	(Ingalls Memorial Hospital)
Municipal Electric Authority of				2.35% (LOC;
Georgia, CP 2.50%, 9/9/2005				Northern Trust Co.)	14,800,000	[a]	14,800,000
(LOC; Westdeutsche Landesbank,				(Revolving Fund Pooled Program)
Bayerische Landesbank				2.38% (LOC; Bank One)	5,800,000	[a]	5,800,000
and Wachovia Bank)	17,227,000		17,227,000	(Rush Presbyterian Saint Luke’s
Hawaii—4.3%				Medical Center) 2.37%
				(LOC; Northern Trust Co.)	3,000,000	[a]	3,000,000
Honolulu City and County,				(Swedish Covenant Hospital)
Revenue, CP 2.65%, 12/8/2005				2.34% (Insured; AMBAC
(LOC; Landesbank Hessen-				and Liquidity Facility
Thuringen Girozentrale)	26,400,000		26,400,000	Northern Trust Co.)	4,900,000	[a]	4,900,000
Idaho—1.0%				Regional Transportation
Idaho Health Facilities Authority,				Authority, Sales Tax Revenue,
Health Care Facilities Revenue				Refunding 2.37% (Liquidity
(Aces-Pooled Financing Program)				Facility; DEPFA Bank PLC)	27,500,000	[a]	27,500,000
2.58% (LOC; U.S. Bank NA)	6,000,000	[a]	6,000,000	Indiana—.2%
Illinois—16.7%				Indiana Educational Facilities Authority,
Chicago, GO Notes:				College and University Revenue
2.20%, 12/8/2005 (LOC; State				(Depauw University Project) 2.32%
Street Bank and Trust Co.)	11,500,000		11,500,000	(LOC; Northern Trust Co.)	1,400,000	[a]	1,400,000
2.30%, 12/8/2005 (LOC;				Kansas—1.5%
Bank of America)	2,700,000		2,700,000	Olathe, Health Care Facilities Revenue
Illinois Development Finance Authority:				2.32% (Insured; AMBAC and
Health Care Facilities Revenue				Liquidity Facility; Bank of America)	9,000,000	[a]	9,000,000
(Provena Health) 2.34% (Insured;				Kentucky—1.7%
MBIA and Liquidity Facility;
JPMorgan Chase Bank)	5,000,000	[a]	5,000,000	Breckinridge County, LR (Kentucky
MFHR, Refunding (Orleans-Illinois				Association Counties Leasing Trust)
Project) 2.50% (Insured; FSA				2.35% (LOC U.S. Bank NA)	4,600,000	[a]	4,600,000
and Liquidity Facility;				Kentucky Economic Development
The Bank of New York)	12,000,000	[a]	12,000,000	Finance Authority, Hospital
Illinois Educational Facilities				Facilities Revenue (Baptist
Authority, College and University				Healthcare System) 2.33%
Revenue (Columbia College)				(Insured; MBIA and Liquidity
2.36% (LOC; Bank of Montreal)	9,705,000	[a]	9,705,000	Facility; National City Bank)	6,000,000	[a]	6,000,000
Illinois Health Facilities				Louisiana—.9%
Authority, Revenue:				Plaquemines Port Harbor and
(Decatur Memorial Hospital				Terminal District, Port Facilities
Project) 2.34% (Insured; MBIA				Revenue (International Marine
and Liquidity Facility;				Term Project) 2.60%,
Northern Trust Co.)	5,400,000	[a]	5,400,000	3/15/2006 (LOC; KBC Bank)	5,750,000		5,750,000

The Funds 11

STATEMENT OF INVESTMENTS (continued)
Mellon National Municipal Money Market Fund (continued)

Tax Exempt	Principal			Principal
Investments (continued)	Amount ($)	Value ($)		Amount ($)		Value ($)

Maine—.8%			Minnesota—.7%
Finance Authority of Maine, Private			Saint Paul Housing Redevelopement
Schools Revenue (Foxcroft Academy)			Authority, Revenue (Minnesota
2.52% (LOC; Allied Irish Bank)	4,800,000 [a]	4,800,000	Public Radio Project) 2.32%
Massachusetts—6.3%			(LOC; Allied Irish Bank PLC)	4,000,000	[a]	4,000,000
Massachusetts, GO Notes (Central			Mississippi—1.2%
Artery) 2.33% (Liquidity Facility			Jackson County, Port Facility Revenue
Landesbank Baden-Wuerttemburg)	3,400,000 [a]	3,400,000	(Chevron USA. Inc. Project) 2.38%	7,300,000	[a]	7,300,000
Massachusetts Health and			Nebraska—2.3%
Educational Facilities Authority:			Lancaster County Hospital Authority,
College and University Revenue			Health Care Facilities Revenue
(Massachusetts Institute			(Immanuel Health System)
of Technology) 2.36%	2,700,000 [a]	2,700,000	2.34% (LOC; ABN-AMRO)	14,115,000	[a]	14,115,000
Revenue			New Hampshire—1.2%
(Capital Asset Program):
2.32% (Insured; MBIA and			New Hampshire Business Finance
Liquidity Facility; State			Authority, RRR, Refunding
Street Bank and Trust Co.)	2,500,000 [a]	2,500,000	(Wheelabrator Concord)
2.43% (LOC;			2.38% (LOC; Wachovia Bank)	7,600,000	[a]	7,600,000
Bank of America)	10,050,000 [a]	10,050,000	New Jersey—1.6%
2.43% (LOC;			New Jersey, TRAN
Bank of Scotland)	14,300,000 [a]	14,300,000	4%, 6/23/2006	10,000,000		10,094,691
Massachusetts Water Resources			New York—1.3%
Authority, Water Revenue,			New York State Enviromental
Refunding 2.35% (Insured;			Quality, CP 2.55%, 10/17/2005
FGIC and Liquidity Facility;			(LOC: Landesbank Hessen-
Dexia Credit Locale)	5,550,000 [a]	5,550,000	Thuringern Girozentrale
Michigan—6.5%			and Bayerische Landesbank)	8,000,000		8,000,000
Detroit, Sewer Disposal Revenue			Ohio—2.4%
2.55%, 10/5/2005 (Insured;			Cuyahoga County, HR
			2.54% (LOC; National City Bank)	15,000,000
FGIC and Liquidity Facility; FGIC)	10,000,000	10,000,000			[a]	15,000,000
Michigan Building Authority, Revenue			Oklahoma—.3%
2.68%, 10/13/2005 (LOC: Bank
of New York and State Street			Tulsa County Industrial Authority,
Bank and Trust Co.)	20,000,000	20,000,000	First Mortage Revenue
			(Montercau in Warren Woods
Michigan Hospital Finance Authority,			Project) 2.33% (LOC; BNP Paribas)	1,600,000	[a]	1,600,000
Health Care Facilities Revenue
(Hospital Equipment Loan Program)			Pennsylvania—4.4%
2.39% (LOC; National City Bank)	4,700,000 [a]	4,700,000	Lehigh County Industrial Development
Michigan Municipal Bond Authority,			Authority, PCR (Allegheny Electric
Revenue 4%, 8/18/2006	5,000,000	5,050,433	Cooperative) 2.60% (LOC; Rabobank)	300,000	[a]	300,000

12

Mellon National Municipal Money Market Fund (continued)

Tax Exempt	Principal				Principal
Investments (continued)	Amount ($)		Value ($)		Amount ($)		Value ($)

Pennsylvania (continued)				Texas (continued)
Luzerne County Convention Center				Northside Independent School
Authority, Hotel Room				District (Permanent School
Rent Tax Revenue 2.49%				Funding Guaranteed) 2.85%
(LOC; Wachovia Bank)	7,340,000	[a]	7,340,000	(LOC; DEPFA Bank PLC)	10,000,000	[a]	10,000,000
Philadelphia Hospitals and				Port of Port Arthur Texas Navigation
Higher Education Facilities				District of Jefferson County, PCR
Authority, HR				(Texaco Inc. Project) 2.34%	5,300,000	[a]	5,300,000
(Temple University)				Texas, TRAN 4.50%, 8/31/2006	10,000,000	[b]	10,145,200
2.53% (LOC; PNC Bank)	3,400,000	[a]	3,400,000	Washington—4.8%
Westmoreland County Industrial				Seattle, Water System Revenue
Development Authority,				2.22% (LOC; Bayerische
Health System Revenue (Excela				Landesbank)	10,800,000	[a]	10,800,000
Health Project) 2.49%
(LOC; Wachovia Bank)	15,655,000	[a]	15,655,000	Snohomish County Public Utility
				District Number 1, Generation
Tennessee—3.6%				System Revenue, Refunding
Clarksville Public Building				2.35% (Insured; FSA and Liquidity
Authority, Pooled Financing				Facility; Dexia Credit Locale)	15,100,000	[a]	15,100,000
Revenue (Tennessee				Washington Public Power Supply
Municipal Bond Fund):				System, Electric Power and
2.33% (LOC;				Light Revenue, Refunding
Bank of America)	6,200,000	[a]	6,200,000	(Nuclear Project Number 1)
2.33% (LOC;				2.35% (LOC; Bank of America)	3,600,000	[a]	3,600,000
Bank of America)	10,000,000	[a]	10,000,000
				West Virginia—1.2%
Montogomery County Public
Building Authority, Pooled				Marshall County, PCR
Financing Revenue				(Ohio Power Co. Project)
(Tenessee County				2.33% (LOC; Bank of Scotland)	7,100,000	[a]	7,100,000
Loan Pool) 2.33%				Wisconsin—1.3%
(LOC; Bank of America)	5,700,000	[a]	5,700,000	Wisconsin Health and Educational
Texas—6.1%				Facilities Authority, Health Care
Brownsville Utility Authority, CP				Facilities Revenue (University of
2.64%, 10/4/2005 (LOC; State				Wisconsin Medical Foundation)
Street Bank and Trust Co.)	9,250,000		9,250,000	2.34% (LOC; ABN-AMRO)	7,900,000	[a]	7,900,000

Grand Prairie Sports Facilities				Total Investments
Development Corp. Inc.,				(cost $611,607,324)	99.7%		611,607,324
Sales Tax Revenue, Refunding
1.75%, 9/15/2005 (Insured;				Cash and Receivables (Net)	.3%		1,768,440
FSA and Liquidity Facility;				Net Assets	100.0%		613,375,764
Dexia Credit Locale)	3,000,000		3,000,000
The Funds 13

STATEMENT OF INVESTMENTS (continued)
Summary of Abbreviations

ACA	American Capital Access	IDB	Industrial Development Board
AGIC	Asset Guaranty Insurance Company	IDC	Industrial Development Corporation
AMBAC	American Municipal Bond Assurance Corporation	IDR	Industrial Development Revenue
ARRN	Adjustable Rate Receipt Notes	LOC	Letter of Credit
BAN	Bond Anticipation Notes	LOR	Limited Obligation Revenue
BIGI	Bond Investors Guaranty Insurance	LR	Lease Revenue
BPA	Bond Purchase Agreement	MBIA	Municipal Bond Investors
CGIC	Capital Guaranty Insurance Company		Assurance Insurance Corporation
CIC	Continental Insurance Company	MFHR	Multi-Family Housing Revenue
CIFG	CDC Ixis Financial Guaranty	MFMR	Multi-Family Mortgage Revenue
CMAC	Capital Market Assurance Corporation	PCR	Pollution Control Revenue
COP	Certificate of Participation	RAC	Revenue Anticipation Certificates
CP	Commercial Paper	RAN	Revenue Anticipation Notes
EDR	Economic Development Revenue	RAW	Revenue Anticipation Warrants
EIR	Environmental Improvement Revenue	RRR	Resources Recovery Revenue
FGIC	Financial Guaranty Insurance Company	SAAN	State Aid Anticipation Notes
FHA	Federal Housing Administration	SBPA	Standby Bond Purchase Agreement
FHLB	Federal Home Loan Bank	SFHR	Single Family Housing Revenue
FHLMC	Federal Home Loan Mortgage Corporation	SFMR	Single Family Mortgage Revenue
FNMA	Federal National Mortgage Association	SONYMA	State of New York Mortgage Agency
FSA	Financial Security Assurance	SWDR	Solid Waste Disposal Revenue
GAN	Grant Anticipation Notes	TAN	Tax Anticipation Notes
GIC	Guaranteed Investment Contract	TAW	Tax Anticipation Warrants
GNMA	Government National Mortgage Association	TRAN	Tax and Revenue Anticipation Notes
GO	General Obligation	XLCA	XL Capital Assurance
HR	Hospital Revenue

Summary of Combined Ratings (Unaudited)

Fitch	or Moody’s or	Standard & Poor’s	Value (%)

F1+, F1	VMIG1, MIG1, P1	SP1+, SP1, A1+, A1	94.6
AAA, AA, A [c]	Aaa, Aa, A [c]	AAA, AA, A [c]	5.4
100.0

† Based on total investments.
[a] Securities payable on demand.Variable interest rate—subject to periodic change.
[b] Purchased on a delayed delivery basis.
[c] Notes which are not F, MIG and SP rated are represented by bond ratings of the issuers.
See notes to financial statements.

14

STATEMENTS OF ASSETS AND LIABILITIES
August 31, 2005

	Mellon	Mellon
	Money Market	National Municipal
	Fund	Money Market Fund

Assets ($):
Investments in securities—See Statement of Investments†	679,591,463	611,607,324
Cash	—	10,572,992
Interest receivable	1,739,820	1,555,458
Prepaid expenses	12,100	12,474
	681,343,383	623,748,248

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 4(b)	95,621	92,787
Due to Administrator—Note 4(a)	75,919	70,309
Cash overdraft due to Custodian	1,887,798	—
Payable for investment securities purchased	—	10,145,200
Interest payable—Note 3	—	11,012
Accrued expenses	74,648	53,176
	2,133,986	10,372,484

Net Assets ($)	679,209,397	613,375,764

Composition of Net Assets ($):
Paid-in capital	679,209,993	613,374,476
Accumulated undistributed investment income—net	—	1,288
Accumulated net realized gain (loss) on investments	(596)	—

Net Assets ($)	679,209,397	613,375,764

Net Asset Value Per Share
Class M Shares
Net Assets ($)	678,569,481	613,374,745
Shares Outstanding	678,570,077	613,374,371
Net Asset Value Per Share ($)	1.00	1.00

Investor Shares
Net Assets ($)	639,916	1,019
Shares Outstanding	639,916	1,019
Net Asset Value Per Share ($)	1.00	1.00

† Investments at cost ($)	679,591,463	611,607,324

See notes to financial statements.

The Funds 15

STATEMENTS OF OPERATIONS
Year Ended August 31, 2005

	Mellon	Mellon
	Money Market	National Municipal
	Fund	Money Market Fund

Investment Income ($):
Interest Income	15,423,770	11,544,991
Expenses:
Investment advisory fee—Note 4(a)	863,928	864,074
Administration fee—Note 4(a)	776,268	776,922
Registration fees	52,684	43,027
Custodian fees—Note 4(b)	46,436	46,061
Trustees’ fees and expenses—Note 4(c)	21,398	23,348
Professional fees	20,966	33,368
Prospectus and shareholders’ reports	12,475	3,462
Interest expense—Note 3	—	47,989
Shareholder servicing costs—Note 4(b)	896	995
Miscellaneous	11,041	16,919
Total Expenses	1,806,092	1,856,165
Less—expense reduction in custody fees
due to earnings credits—Note 2(b)	—	(3,963)
Net Expenses	1,806,092	1,852,202
Investment Income—Net	13,617,678	9,692,789

Realized and Unrealized Gain (Loss) on Investments—Note 2(b) ($):
Net realized gain (loss) on investments	(56)	1,288
Net unrealized appreciation (depreciation) on investments	—	(786)
Net Realized and Unrealized Gain (Loss) on Investments	(56)	502
Net Increase in Net Assets Resulting from Operations	13,617,622	9,693,291

See notes to financial statements.
16

STATEMENTS OF CHANGES IN NET ASSETS

			Mellon National Municipal
	Mellon Money Market Fund		Money Market Fund

	Year Ended August 31,		Year Ended August 31,

	2005	2004	2005	2004

Operations ($):
Investment income—net	13,617,678	3,402,144	9,692,789	2,763,190
Net realized gain (loss) on investments	(56)	(540)	1,288	—
Net unrealized appreciation (depreciation) on investments	—	—	(786)	786
Net Increase (Decrease) in Net Assets
Resulting from Operations	13,617,622	3,401,604	9,693,291	2,763,976

Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(13,610,468)	(3,401,824)	(9,692,775)	(2,763,184)
Investor Shares	(7,210)	(320)	(14)	(6)
Total Dividends	(13,617,678)	(3,402,144)	(9,692,789)	(2,763,190)

Beneficial Interest Transactions ($1.00 per share):
Net proceeds from shares sold:
Class M Shares	1,325,177,521	893,105,183	1,152,528,623	867,387,196
Investor Shares	466,825	309,407	—	—
Dividends reinvested:
Class M Shares	24	8	143,750	7
Investor Shares	7,255	319	14	4
Cost of shares redeemed:
Class M Shares	(1,118,330,648)	(810,361,313)	(1,028,224,224)	(643,530,026)
Investor Shares	(46,696)	(107,759)	—	—
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	207,274,281	82,945,845	124,448,163	223,857,181
Total Increase (Decrease) In Net Assets	207,274,225	82,945,305	124,448,665	223,857,967

Net Assets ($):
Beginning of Period	471,935,172	388,989,867	488,927,099	265,069,132
End of Period	679,209,397	471,935,172	613,375,764	488,927,099

See notes to financial statements.

The Funds 17

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Class M Shares

		Year Ended August 31,

Mellon Money Market Fund	2005	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00
Investment Operations:
Investment income—net	.023	.008	.002
Distributions:
Dividends from investment income—net	(.023)	(.008)	(.002)
Net asset value, end of period	1.00	1.00	1.00

Total Return (%)	2.30	.82	.76[b]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.31	.33	.36[b]
Ratio of net expenses to average net assets	.31	.33	.36[b]
Ratio of net investment income to average net assets	2.36	.82	.78[b]

Net Assets, end of period ($ x 1,000)	678,569	471,723	388,979

[a] From June 2, 2003 (commencement of operations) to August 31, 2003.
[b] Annualized.
See notes to financial statements.

18

		Investor Shares

		Year Ended August 31,

Mellon Money Market Fund	2005	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00
Investment Operations:
Investment income—net	.020	.006	.001
Distributions:
Dividends from investment income—net	(.020)	(.006)	(.001)
Net asset value, end of period	1.00	1.00	1.00

Total Return (%)	2.05	.57	.52[b]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.57	.64	.62[b]
Ratio of net expenses to average net assets	.57	.64	.62[b]
Ratio of net investment income to average net assets	2.20	.79	.48[b]

Net Assets, end of period ($ x 1,000)	640	213	11

[a] From June 2, 2003 (commencement of operations) to August 31, 2003.
[b] Annualized.
See notes to financial statements.

The Funds 19

FINANCIAL HIGHLIGHTS (continued)
		Class M Shares

		Year Ended August 31,

Mellon National Municipal Money Market Fund	2005	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00
Investment Operations:
Investment income—net	.017	.007	.002
Distributions:
Dividends from investment income—net	(.017)	(.007)	(.002)
Net asset value, end of period	1.00	1.00	1.00

Total Return (%)	1.68	.70	.64[b]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.32	.33	.35[b]
Ratio of net expenses to average net assets	.32	.33	.35[b]
Ratio of net investment income to average net assets	1.68	.71	.62[b]

Net Assets, end of period ($ x 1,000)	613,375	488,926	265,068

[a] From June 2, 2003 (commencement of operations) to August 31, 2003.
[b] Annualized.
See notes to financial statements.

20

		Investor Shares

		Year Ended August 31,

Mellon National Municipal Money Market Fund	2005	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00
Investment Operations:
Investment income—net	.014	.005	.001
Distributions:
Dividends from investment income—net	(.014)	(.005)	(.001)
Net asset value, end of period	1.00	1.00	1.00

Total Return (%)	1.43	.45	.36[b]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.58	.60	.57[b]
Ratio of net expenses to average net assets	.57	.60	.57[b]
Ratio of net investment income to average net assets	1.38	.58	.48[b]

Net Assets, end of period ($ x 1,000)	1	1	1

[a] From June 2, 2003 (commencement of operations) to August 31, 2003.
[b] Annualized.
See notes to financial statements.

The Funds 21

NOTES TO FINANCIAL STATEMENTS

NOTE 1—General:

Mellon Funds Trust (the “Trust”) was organized as a Massachusetts business trust which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently comprised of sixteen series including the following diversified money market funds: Mellon Money Market Fund and Mellon National Municipal Money Market Fund (each, a “fund” and collectively, the “funds”). Mellon Money Market Fund investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. Mellon National Municipal Money Market Fund investment objective is to provide investors with as high a level of current income exempt from federal income tax as is consistent with the preservation of capital and the maintenance of liquidity. Mellon Fund Advisers, a division of The Dreyfus Corporation (“Dreyfus”), serves as each fund’s investment adviser (“Investment Adviser”). Mellon Bank, N.A. (“Mellon Bank”), which is a wholly-owned subsidiary of Mellon Financial Corporation, (“Mellon Financial”), serves as administrator for the funds pursuant to an Administration Agreement with the Trust (the “Administration Agreement”). Mellon Bank has entered into a Sub-Administration Agreement with Dreyfus pursuant to which Mellon Bank pays Dreyfus for performing certain administrative services. Dreyfus is a wholly-owned subsidiary of Mellon Financial. Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the Distributor of each fund’s shares, which are sold without a sales charge.

The Trust is authorized to issue an unlimited number of shares of beneficial interest, par value $.001 per share, in each of the Class M and Investor class shares of each fund. Each class of shares has similar rights and privileges, except with respect to the expenses borne by and the shareholder services offered to each class and the shareholder services plan applicable to the Investor shares and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized gains or losses on investments are allocated to each Class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses that are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

NOTE 2—Significant Accounting Policies:

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the Trust’s Board to represent the fair value of the fund’s investments.

It is the funds’ policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

(b) Securities transactions and investment income:

Securities transactions are recorded on a trade date basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Cost of investments represents amortized cost.

The funds have an arrangement with the custodian bank whereby the funds receive earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the funds include net earnings credits as expense offsets in the Statement of Operations.

22

(c) Repurchase agreements: The funds may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund’s holding period.This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund’s holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counterparty default, the fund has the right to use the collateral to offset losses incurred.There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Investment Adviser reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(d) Dividends to shareholders: Dividends payable to shareholders are recorded by the funds on the ex-dividend date.The funds declare dividends daily from investment income-net; such dividends are paid monthly.With respect to each series, dividends from net realized capital gain, if any, are normally declared and paid annually, but the funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers of that fund, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the Mellon Money Market Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applic-

able provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. It is the policy of the Mellon National Municipal Money Market Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each series is treated as a single entity for the purpose of determining such qualification.

At August 31, 2005, the components of accumulated earnings on a tax basis were substantially the same as for financial reporting purposes.

The Mellon Money Market Fund has an unused capital loss carryover of $596 available for Federal income tax purposes to be applied against future net securities profits if any, realized subsequent to August 31, 2005. If not applied, $540 of the carryover expires in fiscal 2012 and $56 expires in fiscal 2013.

The tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2005 and August 31, 2004 was all ordinary income for the Mellon Money Market Fund and all tax exempt income for the Mellon National Municipal Money Market Fund.

During the period ended August 31, 2005, as a result of permanent book to tax differences, Mellon National Municipal Money Market Fund decreased net realized gain (loss) on investments by $1,288 and increased accumulated undistributed investment income net by the same amount. Net assets were not affected by this reclassification.

At August 31, 2005, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

The Funds 23

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 3—Bank Line of Credit

The funds participate with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended August 31, 2005, the Mellon Money Market Fund did not borrow under the line of credit.

The average daily amount of borrowings outstanding for Mellon National Municipal Money Market Fund during the year ended August 31, 2005 was approximately $1,376,900 with a related weighted average annualized interest rate of 3.49% .

NOTE 4—Investment Advisory Fee, Administration Fee and Other Transactions With Affiliates:

(a) Fees payable by the funds pursuant to the provisions of an Investment Advisory Agreement with the Investment Adviser are payable monthly, computed on the average daily value of each fund’s net assets at the following annual rates: .15% of the Mellon Money Market Fund and .15% of the Mellon National Municipal Money Market Fund.

Pursuant to the Administration Agreement with Mellon Bank, Mellon Bank provides or arranges for fund accounting, transfer agency and other fund administration services and receives a fee based on the total net assets of the Trust based on the following rates:

0 up to $6 billion	.15 of 1%
$6 billion up to $12 billion	.12 of 1%
In excess of $12 billion	.10 of 1%

Mellon Bank has entered into a Sub-Administration Agreement with Dreyfus pursuant to which Mellon Bank pays Dreyfus for performing certain administrative services.

(b) The funds have adopted a Shareholder Services Plan with respect to its Investor shares pursuant to which each fund pays the Distributor for the provision of certain ser-

vices to holders of Investor shares a fee at an annual rate of .25% of the value of the average daily net assets attributable to Investor shares. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a fund, and providing reports and other information, and services related to the maintenance of such shareholder accounts. The Shareholder Services Plan allows the Distributor to make payments from the shareholder services fees it collects from each fund to compensate service agents (certain banks, securities brokers or dealers and other financial institutions) in respect of these services. Table 1 summarizes the amounts Investor shares were charged during the year ended August 31, 2005, pursuant to the Shareholder Services Plan.

Table 1.

Mellon Money Market Fund	$819
Mellon National Municipal
Money Market Fund	$924

The funds compensate Mellon Bank under a Custody Agreement for providing custodial services for the funds. Table 2 summarizes the amounts the funds were charged during the year ended August 31, 2005, pursuant to the custody agreements.

Table 2.

Mellon Money Market Fund	$46,436
Mellon National Municipal Money Market Fund	$46,061

During the year ended August 31, 2005, the funds were charged $2,520 for services performed by the Chief Compliance Officer.

Table 3 on the next page summarizes the components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities for each fund.

(c) Each trustee who is not an “affiliated person” as defined in the Act receives from the Trust an annual fee of $44,000 and an attendance fee of $4,000 for each in-person meeting attended and $500 for telephone meetings and is reimbursed for travel and out-of-pocket

24

expenses. Prior to September 14, 2004, the attendance fee payable to each trustee was $3,000 for each in-person meeting attended.

NOTE 5—Legal Matters:

In early 2004, two purported class and derivative actions were filed against Mellon Financial, Mellon Bank, N.A., Dreyfus, Founders Asset Management LLC, and certain directors of the Dreyfus Funds and the Dreyfus Founders Funds (together, the “Funds”) in the United States District Court for the Western District of Pennsylvania. In September 2004,plaintiffs served a Consolidated Amended Complaint (the “Amended Complaint”) on behalf of a purported class of all persons who acquired interests in any of the Funds between January 30, 1999 and November 17, 2003, and derivatively on behalf of the Funds. The Amended Complaint in the newly styled In re Dreyfus Mutual Funds Fee Litigation also named the Distributor, Premier Mutual Fund Services, Inc. and two additional Fund directors as defendants and alleges violations of the Investment Company Act of 1940,the Investment Advisers Act of 1940, the Pennsylvania Unfair Trade Practices and Consumer Protection Law and common-law claims. Plaintiffs seek to recover allegedly improper and excessive Rule 12b-1 and advisory fees allegedly charged to the Funds for marketing and distribution services. More specifically, plaintiffs claim, among other things, that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend the Funds over other funds, and that such payments were not disclosed to investors. In addition, plaintiffs assert that economies of scale and soft-dollar benefits were not passed on to the Funds. Plaintiffs further allege that 12b-1 fees were improperly charged to certain of the Funds that were closed to new investors.The Amended Complaint seeks compensatory and punitive damages, rescission of the advisory contracts, and an accounting and restitution of any unlawful fees, as well as an award of attorneys’ fees and litigation expenses. As noted, some of the claims in this litigation are asserted derivatively on behalf of the Funds that have been named as nominal defendants. With respect to such derivative claims, no relief is sought against the Funds. Dreyfus believes the allegations to be totally without merit and intends to defend the action vigorously. None of the trustees of the Trust, nor the funds, were named in the actions. In November 2004, all named defendants moved to dismiss the Amended Complaint in whole or substantial part. Briefing was completed in May 2005.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Funds believe that any of the pending actions will have a material adverse effect on the Funds or Dreyfus’ ability to perform its contract with the Funds.

Table 3.

	Investment	Shareholder		Chief
	Advisory	Services	Custody	Compliance
	Fees ($)	Plan Fees ($)	Fees ($)	Officer Fees ($)

Mellon Money Market Fund	85,378	125	8,585	1,533
Mellon National Municipal Money Market Fund	85,121	-	6,133	1,533

The Funds 25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Mellon Funds Trust

We have audited the accompanying statements of assets and liabilities of Mellon Funds Trust comprised of Mellon Money Market Fund and Mellon National Municipal Money Market Fund (collectively “the Funds”), including the statements of investments as of August 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods indicated herein.These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presenta-tion.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects,the financial position of the Funds as of August 31, 2005 and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods indicated herein, in conformity with U.S. generally accepted accounting principles.

26

IMPORTANT TAX INFORMATION (Unaudited)

Mellon National Municipal Money Market Fund

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended August 31, 2005 as “exempt-interest dividends” (not generally subject to regular federal income tax).

As required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2005 calendar year on Form 1099-DIV which will be mailed by January 31, 2006.

The Funds 27

INFORMATION ABOUT THE REVIEW AND APPROVAL
OF EACH FUND’S INVESTMENT ADVISORY AGREEMENT	(Unaudited)

MELLON FUNDS TRUST (Mellon Money Market Fund and Mellon National Municipal Money Market Fund)

At a meeting of the Board of Trustees held on March 15-16, 2005, the Board considered the re-approval of the Trust’s Investment Advisory Agreement for another one year term, pursuant to which the Investment Adviser, a division of Dreyfus, provides the funds with investment advisory services. The Board members also considered the re-approval of the Trust’s Administration Agreement with Mellon Bank for another one year term, pursuant to which Mellon Bank provides the funds with administrative services. Mellon Bank has entered into a Sub-Administration Agreement with Dreyfus pursuant to which Mellon Bank pays Dreyfus for performing certain of these administrative services. The Board members who are not “interested persons” (as defined in the Act) of the Trust were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus.

Analysis of Nature, Extent and Quality of Services Provided to the Funds. The Board members received a presentation from representatives of Dreyfus regarding services provided to the funds, and discussed the nature, extent and quality of the services provided to the funds pursuant to the Investment Advisory Agreement. Dreyfus’ representatives reviewed the funds’ distribution of accounts, and noted the diversity of distribution of the funds and Dreyfus’ corresponding need for broad, deep and diverse resources to be able to provide ongoing shareholder services to each of the funds’ distribution channels. The Board also reviewed the number of shareholder accounts in each fund, as well as each fund’s asset size.

The Board members also considered Dreyfus’ research and portfolio management capabilities and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board members also considered Dreyfus’ extensive administrative, accounting and compliance infrastructure.

Comparative Analysis of the Funds’ Performance and Management Fees and Expense Ratios.

Mellon Money Market Fund. The Board members reviewed the fund’s performance and expense ratios and placed significant emphasis on comparisons to a group of comparable funds and iMoneyNet and Lipper aver-ages.The Board reviewed the fund’s performance, management fee and total expense ratio within this comparison group and against the fund’s iMoneyNet category average (with respect to performance) and Lipper category average (with respect to expense ratios).The group of comparable funds was previously approved by the Board for this purpose, and was prepared using a Board-approved selection methodology that was based, in part, on selecting non-affiliated funds reported in the same iMoneyNet category as the fund. The Board members noted that, as of December 31, 2004, the fund’s one-year total return performance was the highest of the comparison group and was above the average of its iMoneyNet category.The Board members then discussed the fund’s advisory fee and expense ratio and reviewed the range of advisory fees in the comparison group and noted that the fund’s expense ratio was lower than the average expense ratio of the comparison group and that of its Lipper category and that the fund’s expense ratio ranked first (was the lowest) in the comparison group.

Representatives of Dreyfus reviewed with the Board members a comparison of the fees paid to Dreyfus or its affiliates by mutual funds with similar investment objectives, policies and strategies as the fund (the “Similar Funds”). These comparison groups also compared the management fee and total expense ratios of Similar Funds. The Similar Funds’ comparison group was composed exclusively of investment companies managed by Dreyfus or its affiliates that were reported in the same Lipper category as the fund. Dreyfus’ representatives explained the nature of each Similar Fund and the differences, from Dreyfus’ perspective, in management of these Similar Funds compared to managing and providing other services to the fund. Dreyfus’ representatives also

28

reviewed the costs associated with distribution through intermediaries. The Board analyzed differences in fees paid to Dreyfus and discussed the relationship of the management fees paid in light of Dreyfus’ performance and the services provided. The Similar Funds’ management fees were higher than the fund’s management fee, and included a “unitary fee” fund and a fund offered only to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The Board members considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness and reasonableness of the fund’s management fee.The Board acknowledged that differences in fees paid by the Similar Funds seemed to be consistent with the services provided.

Representatives of Dreyfus stated that there were no separate accounts managed by Dreyfus or its affiliates with similar investment objectives, policies and strategies as the fund.

Mellon National Municipal Money Market Fund.

The Board members reviewed the fund’s performance and expense ratios and placed significant emphasis on comparisons to a group of comparable funds and iMoneyNet and Lipper averages. The Board reviewed the fund’s performance, management fee and total expense ratio within this comparison group and against the fund’s iMoneyNet category average(with respect to performance) and Lipper category average (with respect to expense ratios). The group of comparable funds was previously approved by the Board for this purpose, and was prepared using a Board-approved selection methodology that was based, in part, on selecting non-affiliated funds reported in the same iMoneyNet category as the fund. The Board members noted that, as of December 31, 2004, the fund’s one-year total return performance was the highest of the comparison group and was above the average of its iMoneyNet category.The Board members then discussed the fund’s advisory fee and expense ratio and reviewed the range of advisory fees in the comparison group and noted that the fund’s expense ratio was lower than the average expense ratio of the comparison group and that of its Lipper category and that the fund’s expense ratio ranked first (was the lowest) in the comparison group.

Representatives of Dreyfus reviewed with the Board members a comparison of the fees paid to Dreyfus or its affiliates by mutual funds with similar investment objectives, policies and strategies as the fund (the “Similar Funds”). These comparison groups also compared the management fee and total expense ratios of Similar Funds. The Similar Funds’ comparison group was composed exclusively of investment companies managed by Dreyfus or its affiliates that were reported in the same Lipper category as the fund. Dreyfus’ representatives explained the nature of each Similar Fund and the differences, from Dreyfus’ perspective, in management of these Similar Funds compared to managing and providing other services to the fund. Dreyfus’ representatives also reviewed the costs associated with distribution through intermediaries. The Board analyzed differences in fees paid to Dreyfus and discussed the relationship of the management fees paid in light of Dreyfus’ performance and the services provided. The Similar Funds’ management fees were higher than the fund’s management fee, and included a “unitary fee” fund. The Board members considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness and reasonableness of the fund’s management fee.The Board acknowledged that differences in fees paid by the Similar Funds seemed to be consistent with the services provided.

Representatives of Dreyfus stated that there were no separate accounts managed by Dreyfus or its affiliates with similar investment objectives, policies and strategies as the fund.

Analysis of Profitability and Economies of Scale. Dreyfus’ representatives reviewed the dollar amount of expenses allocated and profit received by Dreyfus and its affiliates

The Funds 29

INFORMATION ABOUT THE REVIEW AND APPROVAL OF EAC H FUND’S
INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

with respect to each fund and the method used to determine such expenses and profit. The Board received and considered information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex.The Dreyfus representatives stated that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable.The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the funds. The Board members evaluated the analysis in light of the relevant circumstances for each fund, and the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund investors. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources. The Board members also considered potential benefits to Dreyfus and its affiliates, including Mellon Fund Advisers, from acting as investment adviser with respect to each fund.

It was noted that the Board members should consider Dreyfus’ profitability with respect to each fund as part of their evaluation of whether the fees under the Investment Advisory Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services and that a discussion of economies of scale are predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. The Board members also discussed the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. It was noted that the profitability percentage for managing each fund was not unreasonable given the fund’s overall performance and generally superior service levels provided.

At the conclusion of these discussions, each of the Board Members expressed the opinion that he or she had been furnished with sufficient information to make an informed business decision with respect to the continuation of the Trust’s Investment Advisory Agreement. Based on their discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus are ade- quate and appropriate.
  The Board was generally satisfied with the each fund’s performance.
  The Board concluded that the fee paid by each fund to Mellon Fund Advisers was reasonable in light of comparative performance and expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by Dreyfus and its affiliates from its relation- ship with the funds.
  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in con- nection with the management of the funds had been adequately considered by Dreyfus in connection with the management fee rate charged to each fund, and that, to the extent in the future it were to be determined that material economies of scale had not been shared with the funds, the Board would seek to have those economies of scale shared with fund shareholders.

The Board members considered these conclusions and determinations and, without any one factor being dispositive, the Board determined that re-approval of the Trust’s Investment Advisory Agreement and Administration Agreement with respect to the funds was in the best interests of each fund and its respective shareholders.

30

BOARD MEMBERS INFORMATION (Unaudited)

Patrick J. O’Connor (62)
Chairman of the Board (2000)
Principal Occupation During Past 5 Years:
• Attorney, Cozen and O’Connor, P.C. since 1973, including Vice
Chairman since 1980 and Chief Executive Officer and President since 2002
Other Board Memberships and Affiliations:
• Board of Consultors of Villanova University School of Law,
Board Member
• Temple University,Trustee
• Philadelphia Police Foundation, Board Member
• Philadelphia Children’s First Fund, Board Member
• Committee on Rules of Evidence of Pennsylvania Supreme
Court,Vice Chair
• American College of Trial Lawyers, Fellow
• Historical Society of the United States District Court for the
Eastern District of Pennsylvania, Director
No. of Portfolios for which Board Member Serves: 16

———————
Ronald R. Davenport (69)
Board Member (2000)
Principal Occupation During Past 5 Years:
• Chairman of Sheridan Broadcasting Corporation since July 1972
Other Board Memberships and Affiliations:
• American Urban Radio Networks, Co-Chairman
• Aramark Corporation, Board Member
• Momentum Equity Group LLC, Director
No. of Portfolios for which Board Member Serves: 16

———————

John L. Diederich (68)
Board Member (2000)
Principal Occupation During Past 5 Years:
• Chairman of Digital Site Systems, Inc., a privately held software company providing internet service to the construction materials industry, since July 1998
Other Board Memberships and Affiliations:
• Continental Mills, a dry baking products company, Board Member
• Pittsburgh Parks Conservancy, Board Member
No. of Portfolios for which Board Member Serves: 16

Maureen D. McFalls (60)
Board Member (2000)
Principal Occupation During Past 5 Years:
• Director of the Office of Government Relations at Carnegie
Mellon University since January 2000
• Manager, Government Communications, of the Software
Engineering Institute at Carnegie Mellon University from
March 1994 to December 1999
Other Board Memberships and Affiliations:
• Maglev, Inc., a company seeking a partnership between industry and government in Pennsylvania to create a magnetically levitated high-speed transportation system, Board Member representing
Carnegie Mellon University
• Coro Center For Civic Leadership, Board Member
• Pennsylvania Association for Individuals with Disabilities,
Board Member
No. of Portfolios for which Board Member Serves: 16

———————
Kevin C. Phelan (61)
Board Member (2000)
Principal Occupation During Past 5 Years:
• Mortgage Banker, Meredith & Grew, Inc. since March 1978,
including Executive Vice President and Director
since March 1998
Other Board Memberships and Affiliations:
• Greater Boston Chamber of Commerce, Director
• Fiduciary Trust, Director
• St. Elizabeth’s Medical Center of Boston, Board Member
• Providence College,Trustee
• Simmons College,Trustee
• Newton Country Day School, Chairman of the Board
• Board of Visitors of Babson College, Board Member
• Board of Visitors of Boston University School of Public Health,
Board Member
• Boston Public Library Foundation, Director
• Boston Foundation, Director
• Boston Municipal Research Bureau, Board Member
• Boys and Girls Club of Boston, Board Member
• Greater Boston Real Estate Board, Director
No. of Portfolios for which Board Member Serves: 16

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Patrick J. Purcell (57)
Board Member (2000)
Principal Occupation During Past 5 Years:
• Owner, President and Publisher of The Boston Herald since
February 1994
• President and Founder, jobfind.com, an employment search site on the world wide web, since July 1996
• President and Chief Executive Officer, Herald Media since 2001
Other Board Memberships and Affiliations:
• The American Ireland Fund, an organization that raises funds for philanthropic projects in Ireland, Director
• The Genesis Fund, an organization that raises funds for the spe-
cialized care and treatment of New England area children born with birth defects, mental retardation and genetic diseases,
Board Member
• United Way of Massachusetts Bay, Board Member
• Greater Boston Chamber of Commerce, Board Member
• St. John’s University,Trustee
No. of Portfolios for which Board Member Serves: 16

Thomas F. Ryan, Jr. (64)
Board Member (2000)
Principal Occupation During Past 5 Years:
• Retired since April 1999
• President and Chief Operating Officer of the American Stock
Exchange from October 1995 to April 1999
Other Board Memberships and Affiliations:
• Boston College,Trustee
• Brigham & Women’s Hospital,Trustee
• New York State Independent System Operator, a non-profit
organization which administers a competitive wholesale market for electricity in New York State, Director
• RepliGen Corporation, a biopharmaceutical company, Director
No. of Portfolios for which Board Member Serves: 16

Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-645-6561. For individual account holders for Private Wealth Management clients, please contact your account officer or call 1-888-281-7350.

32

OFFICERS OF THE FUND (Unaudited)

LAWRENCE P. KEBLUSEK, President since June 2003.

As Chief Investment Officer of Mellon’s Private Wealth Management group, Mr. Keblusek is responsible for investment strategy, policy and implementation for Mellon’s Private Wealth Management group. Prior to joining Mellon, Mr. Keblusek was a Managing Director at Citigroup since 1995. He was previously a Vice President of the Trust. He is 55 years old and has been employed by Mellon since August 2002.

MARK N. JACOBS, Vice President since June 2000.

Executive Vice President, Secretary and General Counsel of Dreyfus, and an officer of 91 investment companies (comprised of 200 portfolios) managed by Dreyfus. He is 59 years old and has been an employee of Dreyfus since June 1977.

CHRISTOPHER SHELDON, Vice President since June 2003.

As director of Investment Strategy for Mellon’s Private Wealth Management group since April 2003, Mr. Sheldon manages the analysis and development of investment and asset allocation strategies and investment product research. Prior to assuming his current position, Mr. Sheldon was the West Coast managing director of Mellon’s Private Wealth Management group from 2001-2003 and its regional manager from 1998-2001. He is 38 years old has been employed by Mellon since January 1995.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Associate General Counsel of Dreyfus, and an officer of 91 investment companies (comprised of 200 portfolios) managed by Dreyfus. He is 45 years old and has been an employee of Dreyfus since October 1991.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel and Assistant Secretary of Dreyfus, and an officer of 91 investment companies (comprised of 200 portfolios) managed by Dreyfus. He is 39 years old and has been an employee of Dreyfus since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel and Assistant Secretary of Dreyfus, and an officer of 91 investment companies (comprised of 200 portfolios) managed by Dreyfus. She is 49 years old and has been an employee of Dreyfus since October 1998.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel and Assistant Secretary of Dreyfus, and an officer of 91 investment companies (comprised of 200 portfolios) managed by Dreyfus. He is 43 years old and has been an employee of Dreyfus since June 2000.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of Dreyfus, and an officer of 91 investment companies (comprised of 200 portfolios) managed by Dreyfus. She is 42 years old and has been an employee of Dreyfus since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of Dreyfus, and an officer of 91 investment companies (comprised of 200 portfolios) managed by Dreyfus. He is 42 years old and has been an employee of Dreyfus since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of Dreyfus, and an officer of 91 investment companies (comprised of 200 portfolios) managed by Dreyfus. He is 53 years old and has been an employee of Dreyfus since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of Dreyfus, and an officer of 91 investment companies (comprised of 200 portfolios) managed by Dreyfus. He is 40 years old and has been an employee of Dreyfus since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of Dreyfus, and an officer of 91 investment companies (comprised of 200 portfolios) managed by Dreyfus. He is 46 years old and has been an employee of Dreyfus since April 1985.

The Funds 33

OFFICERS OF THE FUND (Unaudited) (continued)

GREGORY S. GRUBER, Assistant Treasurer since March 2000.

Senior Accounting Manager – Municipal Bond Funds of Dreyfus, and an officer of 91 investment companies (comprised of 200 portfolios) managed by Dreyfus. He is 46 years old and has been an employee of Dreyfus since August 1981.

ERIK D. NAVILOFF, Assistant Treasurer since December 2002.

Senior Accounting Manager – Taxable Fixed Income Funds of Dreyfus, and an officer of 91 investment companies (comprised of 200 portfolios) managed by Dreyfus. He is 37 years old and has been an employee of Dreyfus since November 1992.

ROBERT ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager – Money Market Funds of Dreyfus, and an officer of 91 investment companies (comprised of 200 portfolios) managed by Dreyfus. He is 41 years old and has been an employee of Dreyfus since October 1988.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of Dreyfus, and an officer of 91 investment companies (comprised of 200 portfolios) managed by Dreyfus. He is 38 years old and has been an employee of Dreyfus since November 1990.

KENNETH J. SANDGREN, Assistant Treasurer since November 2001.

Mutual Funds Tax Director of Dreyfus, and an officer of 91 investment companies (comprised of 200portfolios) managed by Dreyfus. He is 51 years old and has been an employee of Dreyfus since June 1993.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (91 investment companies, comprising 200 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 48 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since September 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 87 investment companies (comprised of 196 portfolios) managed by Dreyfus. He is 35 years old and has been an employee of the Distributor since October 1998.

34

For More Information

Mellon Funds Trust
c/o The Dreyfus Corporation 200 Park Avenue New York, NY 10166
Investment Adviser Mellon Fund Advisers, a division of The Dreyfus Corporation 200 Park Avenue New York, NY 10166
Administrator
Mellon Bank, N.A. One Mellon Bank Center Pittsburgh, PA 15258
Sub-Administrator
The Dreyfus Corporation 200 Park Avenue New York, NY 10166
Custodian
Mellon Bank, N.A. One Mellon Bank Center Pittsburgh, PA 15258
Transfer Agent & Dividend Disbursing Agent
Dreyfus Transfer, Inc. 200 Park Avenue New York, NY 10166
Distributor Dreyfus Service Corporation 200 Park Avenue New York, NY 10166

Telephone Private Wealth Management (PWM) Clients, please contact your Account Officer or call 1-888-281-7350. Brokerage Clients of Mellon Private Wealth Advisors (MPWA), please contact your financial representative or call 1-800-830-0549-Option 2. Individual Account holders, please call Dreyfus at 1-800-896-8167.

Mail PWM Clients, write to your Account Officer, c/o Mellon Bank, N.A., One Mellon Bank Center, Pittsburgh, PA 15258

MPWA Brokerage Clients, write to your financial representative, P.O. Box 9012, Hicksville, NY 11802–9012

Individual Account Holders, write to: Mellon Funds, P.O. Box 55268, Boston, MA 02205–8502

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how the funds voted proxies relating to portfolio securities for the 12-month period ended June 30, 2005, is available on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-645-6561.

©2005 Dreyfus Service Corporation
MFTAR0805-MM

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Thomas F. Ryan, Jr., a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Thomas F. Ryan, Jr., is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $289,025 in 2004 and $313,100 in 2005.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $55,000 in 2004 and $51,500 in 2005. These services consisted of security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $-0- in 2004 and $-0- in 2005.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $30,152 in 2004 and $32,000 in 2005. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies (as applicable).

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $-0- in 2004 and $-0- in 2005.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $-0- in 2004 and $-0- in 2005.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee were $-0- in 2004 and $-0- in 2005.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $2,776,719 in 2004 and $1,476,000 in 2005.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence.

Item 5.	Audit Committee of Listed Registrants.
Not applicable.
Item 6.	Schedule of Investments.
Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable.
Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders. Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics referred to in Item 2.
(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a)
under the Investment Company Act of 1940.
(a)(3)	Not applicable.
(b)	Certification of principal executive and principal financial officers as required by Rule 30a-2(b)
under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mellon Funds Trust

By:	/s/Lawrence P. Keblusek
Lawrence P. Keblusek
President

Date:	October 27, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/Lawrence P. Keblusek
Lawrence P. Keblusek
Chief Executive Officer
Date:	October 27, 2005
By:	/s/James Windels
James Windels
Chief Financial Officer
Date:	October 27, 2005
EXHIBIT INDEX
	(a)(1)	Code of ethics referred to in Item 2.
	(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-
2(a) under the Investment Company Act of 1940. (EX-99.CERT)
	(b)	Certification of principal executive and principal financial officers as required by Rule 30a-
2(b) under the Investment Company Act of 1940. (EX-99.906CERT)

Exhibit (a)(1)